As filed with the Securities and Exchange Commission on December 21, 2004
                                                 Securities Act File No. 2-29502

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                           Pre-Effective Amendment No.___

                           Post-Effective Amendment No. ___


                        (Check appropriate box or boxes)



                           JOHN HANCOCK CAPITAL SERIES
                           ---------------------------
               (Exact Name of Registrant as Specified in Charter)

                                 (617) 375-1702
                                 --------------
                        (Area Code and Telephone Number)

             101 Huntington Avenue, Boston, Massachusetts 02199-7603
             -------------------------------------------------------
 (Address of Principal Executive Offices: Number, Street, City, State, Zip Code)

                              Susan S. Newton, Esq.
                           John Hancock Advisers, LLC
                              101 Huntington Avenue
                                Boston, MA 02199
                                ----------------
                     (Name and address of agent for service)


Title of Securities Being Registered: Shares of beneficial interest of John Hancock Capital Series.

Approximate Date of Proposed Public Offering: As soon as practicable after the effectiveness of the registration statement.

No filing fee is required because an indefinite number of shares has previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. This Registration Statement relates to shares previously registered on Form N-1A (File Nos. 2-29502 and 811-1677).

It is proposed that this filing will become effective on January 20, 2005.

IMPORTANT INFORMATION

Dear Fellow Shareholder:

I am writing to ask for your vote on an important matter that will affect your investment in John Hancock Large Cap Growth Fund. The enclosed proxy statement contains information about a proposal to approve the reorganization of John Hancock Large Cap Growth Fund into another John Hancock fund, John Hancock U.S. Global Leaders Growth Fund. If the reorganization of your fund is approved, shareholders of your fund will become shareholders of U.S. Global Leaders Growth Fund upon the closing of the reorganization and will receive shares of U.S. Global Leaders Growth Fund in proportion to the value of your shares in Large Cap Growth Fund.

Why is the reorganization being proposed?

The reorganization will combine your fund with another equity fund managed by John Hancock Advisers that also invests in large cap stocks. However, the investment approach of U.S. Global Leaders Growth Fund has proven to be more successful than your fund's approach. The successful investment performance of U.S. Global Leaders Growth Fund has enabled that fund to attract a significantly larger amount of investment than your fund.

By combining the two funds, it is hoped that you will benefit in two important ways. First, you will be invested in a fund with an investment style that has proven over the past few years to be very successful compared with most other growth-oriented large-cap stock funds. Second, you will become a shareholder in a much larger fund and obtain the benefits of a lower expense ratio. While at current asset levels the management fee of both funds is the same, U.S. Global Leaders Growth Fund has a significantly lower total expense ratio.

Your Vote Matters

After careful consideration, your fund's trustees have unanimously approved the reorganization of John Hancock Large Cap Growth Fund into John Hancock U.S. Global Leaders Growth Fund. The enclosed proxy statement contains further explanation and important details of the reorganization, which I strongly encourage you to read before voting. If approved by the shareholders, the reorganization is scheduled to take place at the close of business on April 8, 2005.

Your vote makes a difference, no matter what the size of your investment. Please review the enclosed proxy materials and submit your vote promptly to help us avoid the need for additional mailings. For your convenience, you may vote one of three ways: via telephone by calling 1-866-241-6192; via mail by returning the enclosed voting card; or via the Internet by visiting www.jhfunds.com and selecting the shareholder entryway. If you have any questions or need additional information, please contact a John Hancock Funds Customer Service Representative at 1-800-225-5291 between 8:00 A.M. and 7:00 P.M. Eastern Time. I thank you for your prompt vote on this matter.

Sincerely,


James A. Shepherdson
Chief Executive Officer

                       JOHN HANCOCK LARGE CAP GROWTH FUND
                 (a series of John Hancock Investment Trust III)
                                  (the "fund")
                              101 Huntington Avenue
                                Boston, MA 02199

                    Notice of Special Meeting of Shareholders
                          Scheduled for March 23, 2005

This is the formal agenda for your fund's shareholder meeting. It tells you what matters will be voted on and the time and place of the meeting, in case you want to attend in person.

To the shareholders of John Hancock Large Cap Growth Fund:

A shareholder meeting for your fund will be held at 101 Huntington Avenue, Boston, Massachusetts on Wednesday, March 23, 2005, at 9:00 A.M., Eastern Time, to consider the following:

1. A proposal to approve an Agreement and Plan of Reorganization (the "Agreement") between John Hancock Large Cap Growth Fund ("your fund" or "Large Cap Growth Fund") and John Hancock U.S. Global Leaders Growth Fund ("U.S. Global Leaders Growth Fund"). Under this Agreement, your fund would transfer all of its assets to U.S. Global Leaders Growth Fund in exchange for shares of U.S. Global Leaders Growth Fund. These shares would be distributed proportionately to you and the other shareholders of Large Cap Growth Fund. U.S. Global Leaders Growth Fund would also assume Large Cap Growth Fund's liabilities. Large Cap Growth Fund's board of trustees recommends that you vote FOR this proposal.

2. Any other business that may properly come before the meeting.

Shareholders of record as of the close of business on January 24, 2005 are entitled to vote at the meeting and any related follow-up meetings.

Whether or not you expect to attend the meeting, please complete and return the enclosed proxy card. If shareholders do not return their proxies in sufficient numbers, it may result in additional shareholder solicitation.

By order of the board of trustees,

Susan S. Newton
Secretary

February 4, 2005

                               PROXY STATEMENT of

                       John Hancock Large Cap Growth Fund
                  a series of John Hancock Investment Trust III
         ("Large Cap Growth Fund," the "Acquired Fund," or "your fund")

                                 PROSPECTUS for

                  John Hancock U.S. Global Leaders Growth Fund
                     a series of John Hancock Capital Series
           (the "Acquiring Fund" or "U.S. Global Leaders Growth Fund")

The address of the Acquired Fund and the Acquiring Fund is 101 Huntington Avenue, Boston, Massachusetts 02199, 1-800-225-5291.

                                                              * * * * * *
This proxy statement and prospectus contains the information shareholders should know before voting on the proposed reorganization. Please read it carefully and retain it for future reference.

=====================================================================================================
                Acquired Fund             Acquiring Fund           Shareholders Entitled to Vote
=====================================================================================================
Proposal 1      Large Cap Growth Fund     U.S. Global Leaders      Large Cap Growth Fund shareholders
                                          Growth Fund
=====================================================================================================

                        How The Reorganization Will Work

o Your fund will transfer all of its assets to U.S. Global Leaders Growth Fund. U.S. Global Leaders Growth Fund will assume your fund's liabilities.

o U.S. Global Leaders Growth Fund will issue Class A shares to your fund in an amount equal to the value of your fund's net assets attributable to its Class A shares. These shares will be distributed to your fund's Class A shareholders in proportion to their holdings on the reorganization date.

o U.S. Global Leaders Growth Fund will issue Class B shares to your fund in an amount equal to the value of your fund's net assets attributable to its Class B shares. These shares will be distributed to your fund's Class B shareholders in proportion to their holdings on the reorganization date.

o U.S. Global Leaders Growth Fund will issue Class C shares to your fund in an amount equal to the value of your fund's net assets attributable to its Class C shares. These shares will be distributed to your fund's Class C shareholders in proportion to their holdings on the reorganization date.

o Your fund will be terminated and shareholders of your fund will become shareholders of U.S. Global Leaders Growth Fund.

o For federal income tax purposes, the reorganization is not intended to result in income, gain or loss being recognized by your fund, the U.S. Global Leaders Growth Fund or the shareholders of your fund.

Shares of the Acquiring Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or other depository institution. These shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Shares of the Acquiring Fund have not been approved or disapproved by the Securities and Exchange Commission. The Securities and Exchange Commission has not passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                        Rationale for the Reorganization

In approving the reorganization, the trustees of each fund considered the following benefits of the reorganization to shareholders of your fund:

     o The investment approach of U.S. Global Leaders Growth Fund has proven to be more successful than your fund's investments. For the one and
          three year periods ended [          ], 2004, U.S. Global Leaders
          Growth Fund had an average annual return of % and %, respectively. Past performance is no guarantee of future results.

     o U.S. Global Leaders Growth Fund, although it has been in existence for a shorter period, has attracted substantially greater investment than your fund. Its size has allowed U.S. Global Leaders Growth Fund to realize substantial economies of scale. While at current asset levels, the management fee of both funds is the same, U.S. Global Leaders Growth Fund has a significantly lower expense ratio.

     o    The reorganization is being completed on a tax-free basis.

     o Your investment will continue to be part of the John Hancock Funds, with the opportunity to exchange your shares for shares of over 30 other funds to meet your changing investment needs.

====================================================================================================================
Where to Get More Information
====================================================================================================================
Prospectus of U.S. Global Leaders Growth Fund     In the same envelope as this proxy statement and
dated March 1, 2004 as revised February 4, 2005.  prospectus. These documents are incorporated by reference into (and therefore legally part of) this proxy statement
                                                  and prospectus.
=================================================
The semiannual report to shareholders of U.S.
Global Leaders Growth Fund dated June 30, 2004.
The annual report to shareholders of U.S.
Global Leaders Growth Fund dated December 31,
2003.
====================================================================================================================
Prospectus of Large Cap Growth Fund dated         On file with the Securities and Exchange Commission ("SEC")
March 1, 2004 as revised February 4, 2005. The    or available at no charge by calling our toll-free number: 1-800-
annual report to shareholders of Large Cap        225-5291. These documents are  incorporated by reference into
Growth Fund, dated October 31, 2004.              (and therefore legally part of) this proxy statement and
=================================================
A statement of additional information dated
February 4, 2005. It contains additional
information about the Acquired Fund and the
Acquiring Fund.
====================================================================================================================
To ask questions about this proxy statement and   Call our toll-free telephone number: 1-800-225-5291
prospectus.
====================================================================================================================

The date of this proxy statement and prospectus is February 4, 2005.

  TABLE OF CONTENTS

=================================================================================================
                                                                                          Page
=================================================================================================
INTRODUCTION                                                                                  3
=================================================================================================
PROPOSAL 1 -- LARGE CAP GROWTH FUND                                                           4
=================================================================================================
  Summary                                                                                     4
=================================================================================================
  Comparison of Investment Risks
=================================================================================================
  Comparison of Fund Performance
=================================================================================================
  Proposal to Approve the Agreement and Plan of Reorganization
=================================================================================================
PAST PERFORMANCE OF EACH FUND
=================================================================================================
FURTHER INFORMATION ON THE REORGANIZATION
=================================================================================================
CAPITALIZATION
=================================================================================================
ADDITIONAL INFORMATION ABOUT THE FUNDS' BUSINESSES
=================================================================================================
BOARDS' EVALUATION AND RECOMMENDATION
=================================================================================================
VOTING RIGHTS AND REQUIRED VOTE
=================================================================================================
INFORMATION CONCERNING THE MEETING
=================================================================================================
OWNERSHIP OF SHARES OF THE FUNDS
=================================================================================================
EXPERTS
=================================================================================================
AVAILABLE INFORMATION
=================================================================================================
EXHIBIT A -- Form of Agreement and Plan of Reorganization
=================================================================================================

                                  INTRODUCTION

This proxy statement and prospectus is being used by your fund's board of trustees to solicit proxies to be voted at a special meeting of your fund's shareholders. This meeting will be held at 101 Huntington Avenue, Boston, Massachusetts on Wednesday, March 23, 2005 at 9:00 A.M., Eastern Time. The purpose of the meeting is to consider a proposal to approve an Agreement and Plan of Reorganization providing for the reorganization of your fund into U.S. Global Leaders Growth Fund. This proxy statement and prospectus is being mailed to your fund's shareholders on or about February 4, 2005.

Who is Eligible to Vote?

Shareholders of record on January 24, 2005 are entitled to attend and vote at the meeting or any adjourned meeting. Each share is entitled to one vote. Shares represented by properly executed proxies, unless revoked before or at the meeting, will be voted according to shareholders' instructions. If you sign a proxy but do not fill in a vote, your shares will be voted to approve the Agreement and Plan of Reorganization. If any other business comes before the meeting, your shares will be voted at the discretion of the persons named as proxies.

                                   PROPOSAL 1
            Approval of Agreement and Plan of Reorganization Between Large Cap Growth Fund and U.S. Global Leaders Growth Fund

A proposal to approve an Agreement and Plan of Reorganization (the "Agreement") between Large Cap Growth Fund and U.S. Global Leaders Growth Fund. Under this Agreement, Large Cap Growth Fund would transfer all of its assets to U.S. Global Leaders Growth Fund in exchange for shares of U.S. Global Leaders Growth Fund. These shares would be distributed proportionately to the shareholders of Large Cap Growth Fund. U.S. Global Leaders Growth Fund would also assume Large Cap Growth Fund's liabilities. Large Cap Growth Fund's board of trustees recommends that shareholders vote FOR this proposal.

                                     SUMMARY

The following is a summary of more complete information appearing later in this proxy statement. You should read carefully the entire proxy statement and the Agreement attached as Exhibit A because they contain details that are not in the summary.

     Comparison of Large Cap Growth Fund to U.S. Global Leaders Growth Fund

====================================================================================================================
                   COMPARISON OF FUNDS AND INVESTMENT OBJECTIVES, STRATEGIES AND POLICIES
====================================================================================================================
                 Large Cap Growth Fund                          U.S. Global Leaders Growth Fund
====================================================================================================================
Business         A diversified series of John Hancock           A non-diversified series of John Hancock Capital
                 Trust III, an open-end investment Capital      Series, an open-end investment management
                 company organized as a management              company organized as a Massachusetts business trust.
                 Massachusetts business trust.
====================================================================================================================
Net assets as    $[        ] million                            $[        ] million
of December
31, 2004
====================================================================================================================
Investment       Investment Adviser:                            Investment Adviser:
adviser,         John Hancock Advisers, LLC                     John Hancock Advisers, LLC
subadviser and
portfolio        Portfolio managers:                            Investment Subadviser:
managers          Roger C. Hamilton                             Sustainable Growth Advisers, LP
                 -Joined fund team in 2004                      Founded in 2003
                 -Joined Adviser in 1994
                 -Began business career in 1980                 Portfolio managers:
                                                                Gordon M. Marchand, CFA, CIC
                 Robert C. Junkin, CPA                          -Managed fund since 1995
                 -Joined fund team in 2003                      -Chief financial and operating officer of
                 -Joined Adviser in 2003                        Yeager, Wood & Marshall, Inc. (1984-2003)
                 -Vice president, Pioneer Investments, Inc.     -Began business career in 1978
                 (1997-2002)
                 -Began business career in 1988                 George P. Fraise
                                                                -Joined fund team in 2000
                                                                -Executive vice president of Yeager, Wood &
                                                                Marshall, Inc. (2000-2003)
                                                                -Portfolio manager of Scudder Kemper
                                                                Investments (1997-2000)
                                                                -Began business career in 1987

                                                                Robert L. Rohn
                                                                -Joined fund team in 2003
                                                                -Chairman and chief executive officer, W.P.
                                                                Stewart, Inc. (1991-2003)
                                                                -Began business career in 1983
====================================================================================================================
Investment       The fund seeks long-term capital               The fund seeks long-term growth of capital.
objective        appreciation.
                                                                This objective is non-fundamental and can
                 This objective is fundamental and can be       be changed by the fund's trustees without
                 changed only with shareholder approval.        shareholder approval.
====================================================================================================================

====================================================================================================================
                   COMPARISON OF FUNDS AND INVESTMENT OBJECTIVES, STRATEGIES AND POLICIES
====================================================================================================================
                 Large Cap Growth Fund                          U.S. Global Leaders Growth Fund
====================================================================================================================
Primary          The fund normally invests at least 80% of      The fund invests primarily in common stocks
investments      its assets in stocks of large-capitalization   of "U.S. Global Leaders" (as defined
                 companies (companies in the capitalization     below). Under normal market conditions, at
                 range of the Russell Top 200 Growth Index,     least 80% of the fund's assets will be
                 which was $[   ]  million to $[   ] billion    invested in stocks of companies the
                 as of December 31, 2004).                      portfolio managers regard as U.S. Global Leaders.

                 The fund may invest in preferred stocks and
                 other types of equity securities.              The managers consider U.S. Global Leaders
                                                                to be U.S. companies with multinational
                                                                operations that typically exhibit the
                                                                following key sustainable growth
                                                                characteristics:
                                                                o Hold leading market shares of their relevant
                                                                  industries that result in high profit margins and
                                                                  high investment returns.
                                                                o Supply consumable products or services so
                                                                  that their revenue streams are recurring.

                                                                The fund may invest in preferred stocks
                                                                and other types of equity securities.
====================================================================================================================
Investment       In managing the portfolio, the managers use    The managers seek to identify companies
Strategy         fundamental financial analysis to identify     with superior long-term earnings prospects
                 companies with:                                and to continue to own them as long as the
                   o   Strong cash flows                        managers believe they will continue to
                   o   Secure market franchises                 enjoy favorable prospects for capital
                   o   Sales growth that outpaces their         growth and are not overvalued in the
                       industry                                 marketplace.

                 The fund has tended to emphasize, or           As a result of its investment strategy, the
                 overweight, certain sectors such as health     fund typically invests in
                 care, technology or consumer goods. These      large-capitalization companies (companies
                 weightings may change in the future.           in the capitalization range of the Standard
                                                                & Poor's 500 Index, which was $[ ] million to
                 The managers use various means to access the   $[ ] billion as of December 31, 2004.
                 depth and stability of companies' senior
                 management including interviews and company
                 visits. The fund favors companies for which
                 the managers project an above-average growth
                 rate.
====================================================================================================================
Foreign          The fund generally invests in a portfolio of   The fund may invest up to 25% of its net
Securities       U.S. companies.  However, the fund may         assets in foreign companies (although
                 invest up to 15% of its assets in foreign      foreign securities are not expected to
                 securities, including foreign-denominated      exceed 15% of net assets under normal
                 securities and sponsored and unsponsored       circumstances). The fund intends to invest
                 depository receipts.                           primarily in large-capitalization, well
                                                                established foreign securities that are
                                                                traded in the United States.
====================================================================================================================
Diversifica-tion The fund is diversified, which means that,     The fund is non-diversified, which means
                 with respect to 75% of total assets, the       that, with respect to 50% of its assets,
                 fund cannot invest (i) more than 5% of total   the fund may make larger investments in
                 assets in securities of a single issuer, or    individual companies than a fund that is
                 (ii) in securities representing more than      diversified. However, with respect to the
                 10% of the outstanding voting securities of    other 50% of its assets, the fund may only
                 an issuer.                                     invest up to 5% of its assets in any
                                                                individual issuer.
====================================================================================================================
Active           The fund may trade securities actively.        Trading Historically, the fund has not traded
                                                                securities actively, but may do so in the future.
====================================================================================================================
Derivatives      The fund may make limited use of certain       The fund does not typically use derivatives.
                 derivatives (investments whose value is
                 based on indexes, securities or currencies).
====================================================================================================================
Temporary        In abnormal circumstances, each fund may temporarily invest extensively in
defensive        investment-grade short-term securities, cash and cash equivalents.
positions
====================================================================================================================

In deciding whether to approve the reorganization, you should consider the similarities and differences between Large Cap Growth Fund and U.S. Global Leaders Growth Fund. In particular, you should consider whether the amount and character of investment risk involved in the authorized investments of U.S. Global Leaders Growth Fund is commensurate with the amount of risk involved in the authorized investments of Large Cap Growth Fund.

The funds have similar, but not identical investment objectives. Large Cap Growth Fund seeks long-term capital appreciation, while U.S. Global Leaders Growth Fund seeks long-term growth of capital. Both funds invest in companies that are considered large-cap. However, Large Cap Growth Fund must invest at least 80% of its assets in large capitalization companies under normal market conditions. U.S. Global Leaders Growth Fund is not subject to such a requirement. Your fund emphasizes investments in companies with above average growth rates, strong cash flows and secure franchises. U.S. Global Leaders Growth Fund, on the other hand, invests at least 80% of its assets in "U.S. Global Leaders" as defined above. Your fund is diversified, and with respect to 75% of its assets, cannot invest more than 5% of its assets in securities of a single issuer, while U.S. Global Leaders Fund is non-diversified and therefore is not subject to that limit. For a comparison of the principal risks of investing in the funds, please see "Comparison of Investment Risks" on page __.

=============================================================================================================
                                      COMPARISON OF CLASSES OF SHARES
=============================================================================================================
Class A sales      The Class A shares of both funds have the same characteristics and fee
charges and        structure, except for Rule 12b-1 fees, as described below.
12b-1 fees         o Class A shares are offered with front-end sales charges ranging from 2% to 5%
                   of the fund's offering price, depending on the amount invested.
                   o Class A shares of Large Cap Growth Fund are subject to a 12b-1 distribution fee equal to 0.30% annually of average net assets, whereas the Class A shares of
                   U.S. Global Leaders Growth Fund are subject to a 12b-1 distribution fee equal to
                   0.25% annually of average net assets.
                   o There is no front-end sales charge for investments of $1 million or more, but there is a contingent deferred sales charge ranging from 0.25% to 1.00% on shares sold within one year of purchase.
                   o Investors can combine multiple purchases of Class A shares to take advantage of breakpoints in the sales charge schedule.
                   o Sales charges are waived for the categories of investors listed in the funds'
                   prospectuses.
=============================================================================================================
Class B sales      The Class B shares of both funds have the same characteristics and fee
charges and        structure.
12b-1 fees         o Class B shares are offered without a front-end sales charge, but are subject to a contingent deferred sales charge (CDSC) if sold within six years after purchase. The CDSC ranges from 1.00% to 5.00% depending on how long the shares are held. No CDSC is imposed on shares held more than six years.
                   o Class B shares are subject to 12b-1 distribution and service fees equal to
                   1.00% annually of average net assets.
                   o CDSCs are waived for the categories of investors listed in the funds'
                   prospectus.
                   o Class B shares automatically convert to Class A shares after eight years.
=============================================================================================================
Class C sales      The Class C shares of both funds have the same characteristics and fee
charges and        structure.
12b-1 fees         o Class C shares are offered without a front-end sales charge, but subject to a contingent deferred sales charge of 1.00% on shares sold within one year of purchase.
                   o Class C shares are subject to 12b-1 distribution and service fees equal to
                   1.00% annually of average net assets.
                   o No automatic conversion to Class A shares, so annual expenses continue at the
                   Class C level throughout the life of the investment.
=============================================================================================================
12b-1 fees         o These fees are paid out of a fund's assets on an ongoing basis. Over time these fees will increase the cost of investments and may cost more than other types of sales charges.
=============================================================================================================

=============================================================================================================
              COMPARISON OF BUYING, SELLING AND EXCHANGING SHARES
=============================================================================================================
Buying shares      Investors may buy shares at their public offering price through a financial representative or the funds' transfer agent, John Hancock Signature Services,
                   Inc. After January 24, 2005, investors will not be allowed to open new accounts in Large Cap Growth Fund but can add to existing accounts.
=============================================================================================================
Minimum            Class A, Class B and Class C Shares: $1,000 for non-retirement accounts and $500
initial            for retirement accounts and group investments.
investment
=============================================================================================================
Exchanging         Shareholders may exchange their shares at net asset value with no sales charge
shares             for shares of the same class of any other John Hancock fund.
=============================================================================================================
Selling shares     Shareholders may sell their shares by submitting a proper written or telephone request to John Hancock Signature Services, Inc.
=============================================================================================================
Net asset value    All purchases, exchanges and sales are made at a price based on the next determined net asset value (NAV) per share of the fund. Both funds' NAVs are determined at the close of regular trading on the New York Stock Exchange, which is normally 4:00 P.M. Eastern Time.
=============================================================================================================

                               The Funds' Expenses

Shareholders of both funds pay various expenses, either directly or indirectly. The following expense tables show expenses of each fund for the twelve month period ended June 30, 2004, adjusted to reflect any changes. Future expenses for all classes may be greater or less. The tables also show the hypothetical ("pro forma") expenses of each class of shares of U.S. Global Leaders Growth Fund assuming that a reorganization with Large Cap Growth Fund occurred on June 30, 2003. U.S. Global Leaders Growth Fund's actual expenses after the reorganization may be greater or less than those shown.

Pro Forma Expenses

The adviser has agreed to limit U.S. Global Leaders Growth Fund's total operating expenses for at least one year from the date of the reorganization to 1.35% of average daily net assets for Class A shares and 2.10% of average daily net assets for Class B and Class C shares. This expense limitation is lower than your fund's total operating expenses for its most recent fiscal year.

=========================================================================================
                                                                         U.S. Global
                                                                     Leaders Growth Fund
                                                                         (PRO FORMA
                                                                       for the twelve
                                                                        month period
                                                                       ended 6/30/04)
                                                                          (Assuming
                                                       U.S. Global     reorganization
                                          Large Cap      Leaders       with Large Cap
                                         Growth Fund   Growth Fund      Growth Fund)
=========================================================================================
Shareholder transaction expenses           Class A       Class A           Class A
=========================================================================================
Maximum sales charge (load) imposed         5.00%         5.00%             5.00%
on purchases (as a % of purchase
price)
=========================================================================================
Maximum sales charge (load) imposed         none           none             none
on reinvested dividends
=========================================================================================
Maximum deferred sales charge (load)        none           none             none
as a % of purchase or sale price,
whichever is less (1)
=========================================================================================
Redemption fee (2)                          none           none             none
=========================================================================================
Exchange fee                                none           none             none
=========================================================================================

=========================================================================================
Annual fund operating expenses             Class A       Class A           Class A
(as a % of average net assets)
=========================================================================================
Management fee                              0.75%         0.75%             0.75%
=========================================================================================
Distribution and service (12b-1) fee        0.30%         0.25%             0.25%
=========================================================================================
Other expenses                              0.73%         0.36%             0.43%
=========================================================================================
Total fund operating expenses               1.78%         1.36%             1.43%
=========================================================================================
Expense reduction                           0.02%         0.01%             0.08% (3)
=========================================================================================
Net fund operating expenses                 1.76%         1.35%             1.35%
=========================================================================================

----------------------

(1)  Except for investments of $1 million or more.

(2)  Does not include wire redemption fee (currently $4.00).

(3) The adviser has agreed to limit U.S. Global Leaders Growth Fund's Class A operating expenses for at least one year from the date of the reorganization to 1.35% of the fund's Class A average daily net assets.

===============================================================================================
                                                                          U.S. Global Leaders
                                                                             Growth Fund
                                                                             (PRO FORMA
                                                                         for the twelve month
                                                                                period
                                                                            ended 6/30/04)
                                                           U.S.               (Assuming
                                                          Global            reorganization
                                       Large Cap          Leaders           with Large Cap
                                      Growth Fund       Growth Fund          Growth Fund)
===============================================================================================
Shareholder transaction expenses        Class B           Class B               Class B
===============================================================================================
Maximum sales charge (load)              none              none                  none
imposed on purchases (as a % of
purchase price)
===============================================================================================
Maximum sales charge (load)              none              none                  none
imposed on reinvested dividends
===============================================================================================
Maximum deferred sales charge            5.00%             5.00%                 5.00%
(load) as a % of purchase or
sale price, whichever is less
===============================================================================================
Redemption fee(1)                        none              none                  none
===============================================================================================
Exchange fee                             none              none                  none
===============================================================================================

===============================================================================================
Annual fund operating expenses          Class B           Class B               Class B
(as a % of average net assets)
===============================================================================================
Management fee                           0.75%             0.75%                 0.75%
===============================================================================================
Distribution and service (12b-1)         1.00%             1.00%                 1.00%
fee
===============================================================================================
Other expenses                           0.73%             0.36%                 0.43%
===============================================================================================
Total fund operating expenses            2.48%             2.11%                 2.18%
===============================================================================================
Expense reduction                        0.02%             0.01%                 0.08% (2)
===============================================================================================
Net fund operating expenses              2.46%             2.10%                 2.10%
===============================================================================================

----------------------

(1)  Does not include wire redemption fee (currently $4.00).

(2) The adviser has agreed to limit U.S. Global Leaders Growth Fund's Class B operating expenses for at least one year from the date of the reorganization to 2.10% of the fund's Class B average daily net assets.

=======================================================================================
                                                                      U.S. Global
                                                                   Leaders Growth Fund
                                                                       (PRO FORMA
                                                                     for the twelve
                                                                      month period
                                                                     ended 6/30/04)
                                                         U.S.          (Assuming
                                                        Global       reorganization
                                         Large Cap      Leaders      with Large Cap
                                        Growth Fund   Growth Fund     Growth Fund)
=======================================================================================
Shareholder transaction expenses          Class C       Class C          Class C
=======================================================================================
Maximum sales charge (load) imposed        none          none             none
on purchases (as a % of purchase
price)
=======================================================================================
Maximum sales charge (load) imposed        none          none             none
on reinvested dividends
=======================================================================================
Maximum deferred sales charge (load)       1.00%         1.00%            1.00%
as a % of purchase or sale price,
whichever is less
=======================================================================================
Redemption fee (1)                         none          none             none
=======================================================================================
Exchange fee                               none          none             none
=======================================================================================

=======================================================================================
Annual fund operating expenses            Class C       Class C          Class C
(as a % of average net assets)
=======================================================================================
Management fee                             0.75%         0.75%            0.75%
=======================================================================================
Distribution and service (12b-1) fee       1.00%         1.00%            1.00%
=======================================================================================
Other expenses                             0.73%         0.36%            0.43%
=======================================================================================
Total fund operating expenses              2.48%         2.11%            2.18%
=======================================================================================
Expense reduction                          0.02%         0.01%            0.08% (2)
=======================================================================================
Net fund operating expenses                2.46%         2.10%            2.10%
=======================================================================================

----------------------

(1)  Does not include wire redemption fee (currently $4.00).

(2) The adviser has agreed to limit U.S. Global Leaders Growth Fund's Class C operating expenses for at least one year from the date of the reorganization to 2.10% of the fund's Class C average daily net assets.

   Examples

The hypothetical examples below show what your expenses would be if you invested $10,000 over different time periods for your fund and U.S. Global Leaders Growth Fund, based on fees and expenses incurred during the twelve month period ended June 30, 2004. Pro forma expenses for U.S. Global Leaders Growth Fund are included assuming that a reorganization with Large Cap Growth Fund occurred on June 30, 2003. Each example assumes that you reinvested all dividends and that the average annual return was 5%. The example also assumes that each fund's operating expenses remain the same. The pro forma examples are for comparison purposes only and are not a representation of U.S. Global Leaders Growth Fund's actual expenses or returns, either past or future.

===========================================================================================
                                                                   U.S. Global Leaders
                                                                        Growth Fund
                                                                        (PRO FORMA)
                                    Large Cap     U.S. Global            (Assuming
                                     Growth     Leaders Growth      reorganization with
                                      Fund           Fund         Large Cap Growth Fund)
===========================================================================================
Class A
===========================================================================================
Year 1                                    $672             $632                       $631
===========================================================================================
Year 3                                  $1,032             $909                       $922
===========================================================================================
Year 5                                  $1,416           $1,207                     $1,235
===========================================================================================
Year 10                                 $2,490           $2,053                     $2,121
===========================================================================================
Class B-assuming redemption at end of period
===========================================================================================
Year 1                                    $751             $714                       $713
===========================================================================================
Year 3                                  $1,073             $961                       $974
===========================================================================================
Year 5                                  $1,521           $1,334                     $1,362
===========================================================================================
Year 10                                 $2,644           $2,250                     $2,317
===========================================================================================
Class B-assuming no redemption
===========================================================================================
Year 1                                   $251               $214                      $213
===========================================================================================
Year 3                                   $773               $661                      $674
===========================================================================================
Year 5                                 $1,321             $1,134                    $1,162
===========================================================================================
Year 10                                $2,644             $2,250                    $2,317
===========================================================================================
Class C-assuming redemption at end of period
===========================================================================================
Year 1                                   $351               $314                      $313
===========================================================================================
Year 3                                   $773               $661                      $674
===========================================================================================
Year 5                                 $1,321             $1,134                    $1,162
===========================================================================================
Year 10                                $2,816             $2,441                    $2,507
===========================================================================================
Class C-assuming no redemption
===========================================================================================
Year 1                                   $251               $214                      $213
===========================================================================================
Year 3                                   $773               $661                      $674
===========================================================================================
Year 5                                 $1,321             $1,134                    $1,162
===========================================================================================
Year 10                                $2,816             $2,441                    $2,507
===========================================================================================

                                  Advisory Fees

     Each fund pays monthly advisory fees equal to the following annual percentage of its average daily net assets.

=========================================================================================
 Fund Asset Breakpoints                                          Fee Rate
=========================================================================================
Large Cap Growth Fund
=========================================================================================
 First $750 million                                              0.75%
=========================================================================================
 Amount over $750 million                                        0.70%
=========================================================================================
U.S. Global Leaders Growth Fund
=========================================================================================
 First $2 billion*                                               0.75%
=========================================================================================
 Next $3 billion *                                               0.70%
=========================================================================================
 Amount over $5 billion*                                         0.65%
=========================================================================================

*Breakpoint added effective as of the close of business June 30, 2004

              ADDITIONAL INFORMATION ABOUT JOHN HANCOCK U.S. GLOBAL
                               LEADERS GROWTH FUND

                               Investment Adviser

John Hancock Advisers, LLC ("JHA") is the investment adviser to John Hancock U.S. Global Leaders Growth Fund. JHA, located at 101 Huntington Avenue, Boston, Massachusetts 02199-7603, was organized in 1968 and has approximately $29 billion in assets under management as of September 30, 2004 in its capacity as investment adviser to the funds in the John Hancock group of funds, as well as retail and institutional privately managed accounts.

JHA is an indirect, wholly-owned subsidiary of John Hancock Financial Services, Inc. ("JHFS") a financial services company with national headquarters at John Hancock Place, Boston, Massachusetts. JHFS is wholly owned by Manulife Financial Corporation ("Manulife"), a Canadian financial services company.

The board of trustees of the fund is responsible for overseeing the performance of the fund's investment adviser and subadviser and determining whether to approve and renew the fund's investment management contract and the sub-investment management contract.

Sustainable Growth Advisers, LP ("SGA") serves as investment subadviser to U.S. Global Leaders Growth Fund. SGA is a Delaware limited partnership founded in 2003 to provide investment advice to private accounts of institutional and individual clients, private investment companies and mutual funds. George Fraise, Gordon Marchand and Robert L. Rohn each owns 33 1/3% of SGA. Total assets under management by SGA principals as of September 30, 2004 were approximately $1 billion.

SGA receives its compensation for subadvising U.S. Global Leaders Growth Fund from JHA, and the Acquiring Fund pays no subadvisory fees over and above the management fees it pays to JHA. The subadvisory contract requires the adviser to pay monthly to the subadviser a subadvisory fee which is accrued daily, and on an annual basis is equal to: (i) 35% of the gross management fee received by JHA for average daily net assets less than $500,000,000; (ii) 30% of the gross management fee received by JHA for average daily net assets equal to $500,000,000 and less than $1 billion; (iii) 25% of the gross management fee received by the adviser for average daily net assets equal to $1 billion and less than $1.5 billion; and (iv) 20% of the gross management fee received by JHA for average daily net assets equal to or in excess of $1.5 billion.

                          Summary of Expense Comparison

The pro forma expense ratios for each class of U.S. Global Leaders Growth Fund are lower than your fund's expense ratios. In addition, U.S. Global Leaders Growth Fund's pro forma management fee rate is the same as your fund's management fee rate at asset levels below $750 million.

The adviser has agreed to limit U.S. Global Leaders Growth Fund's total operating expenses for at least one year from the date of the reorganization to 1.35% of average daily net assets for Class A shares and 2.10% of average daily net assets for Class B and Class C shares. Without this expense limitation, U.S. Global Leaders Growth Fund's pro forma expenses would still be lower than your fund's total operating expenses. However, your fund's management fee rate for asset levels between $750 million and $2 billion (0.70%) is lower than U.S. Global Leaders Growth Fund's management fee rate for assets between these asset levels (0.75%). U.S. Global Leaders Growth Fund's pro forma management fee rate at current asset levels of 0.75% is the same as your fund's management fee rate of 0.75% at current asset levels. The maximum 12b-1 fee is 0.05% lower for Class A Shares of U.S. Global Leaders Growth Fund, as set forth above. Both funds have the same 12b-1 fees for Class B and C shares. U.S. Global Leaders Growth Fund's pro forma other expenses of 0.43% are lower than your fund's other expenses of 0.73%.

                         COMPARISON OF INVESTMENT RISKS

The funds are exposed to various risks that could cause shareholders to lose money on their investments in the funds. The following table compares the risks affecting each fund.

=============================================================================================================
                    Large Cap Growth Fund                        U.S. Global Leaders Growth Fund
=============================================================================================================
Stock               market risk The value of securities in the fund may fluctuate in response to overall stock market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the fund concentrates in certain sectors, its performance could be worse than that of the overall stock market.
=============================================================================================================
Investment          Large capitalization stocks as a group could fall out of favor with the market,
category risk       causing the fund to underperform investments that focus on small or medium capitalization stocks or on value stocks.
=============================================================================================================
Management          The fund's management strategy may           The fund's management strategy may
risk                fail to produce the intended                 fail to produce the intended
                    results. The fund could                      results. The fund could
                    underperform its peers or lose               underperform its peers or lose
                    money if the investment strategy,            money if the investment strategy,
                    including industry or security               including industry or security
                    selection, does not perform as               selection, does not perform as
                    expected.                                    expected.

                                                                 Companies that have substantial
                                                                 multinational operations may be
                                                                 affected by fluctuations in
                                                                 currency exchanges rates and by
                                                                 economic and political conditions
                                                                 in foreign countries. These
                                                                 conditions may include restrictions
                                                                 on monetary repatriation and
                                                                 possible seizure, nationalization
                                                                 or expropriation of assets.
=============================================================================================================
Derivatives risk    Certain derivative instruments can produce disproportionate gains or losses and are riskier than direct investments. Also, in a down market derivatives could become harder to value or sell at a fair price.
=============================================================================================================
Foreign             Foreign investments are more risky than domestic investments. Investments in foreign
securities risk     securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social
                    instability and political actions ranging from tax code
                    changes to governmental collapse.
=============================================================================================================
Active trading      Active trading could increase the fund's     To the extent the fund trades securities
                    transaction costs (thus lowering             actively, active trading could increase
                    performance) and increase your taxable       the fund's transaction cost (thus lowering
                    distributions. The fund's turnover rate      performance) and increase your taxable
                    may exceed 100%, which is considered         distributions.
                    relatively high.
=============================================================================================================

                         COMPARISON OF FUND PERFORMANCE

Past performance records of each fund through December 31, 2004, including (1) calendar year total returns (without sales charges) and (2) average annual total returns (including imposition of sales charges) are set forth under "Past Performance of Each Fund" on page __ of this proxy statement and prospectus.

          PROPOSAL TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION

                          Description of Reorganization

You are being asked to approve an Agreement and Plan of Reorganization, a form of which is attached to this proxy statement as Exhibit A. Additional information about the reorganization and the Agreement is set forth below under "Further Information on the reorganization." The Agreement provides for a Reorganization on the following terms:

o The reorganization is scheduled to occur at 5:00 P.M., Eastern Time, on April 8, 2005, but may occur on any later date before June 30, 2005 unless your fund and U.S. Global Leaders Growth Fund agree in writing to a later date. Large Cap Growth Fund will transfer all of its assets to U.S. Global Leaders Growth Fund and U.S. Global Leaders Growth Fund will assume all of Large Cap Growth Fund's liabilities. This will result in the addition of Large Cap Growth Fund's assets to U.S. Global Leaders Growth Fund's portfolio. The net asset value of both funds will be computed as of 5:00 P.M., Eastern Time, on the reorganization date.

o U.S. Global Leaders Growth Fund will issue to Large Cap Growth Fund Class A shares in an amount equal to the net assets attributable to Large Cap Growth Fund's Class A shares. As part of the liquidation of Large Cap Growth Fund, these shares will immediately be distributed to Class A shareholders of record of Large Cap Growth Fund in proportion to their holdings on the reorganization date. As a result, Class A shareholders of Large Cap Growth Fund will end up as Class A shareholders of U.S. Global Leaders Growth Fund.

o U.S. Global Leaders Growth Fund will issue to Large Cap Growth Fund Class B shares in an amount equal to the net assets attributable to Large Cap Growth Fund's Class B shares. As part of the liquidation of Large Cap Growth Fund, these shares will immediately be distributed to Class B shareholders of record of Large Cap Growth Fund in proportion to their holdings on the reorganization date. As a result, Class B shareholders of Large Cap Growth Fund will end up as Class B shareholders of U.S. Global Leaders Growth Fund.

o U.S. Global Leaders Growth Fund will issue to Large Cap Growth Fund Class C shares in an amount equal to the net assets attributable to Large Cap Growth Fund's Class C shares. As part of the liquidation of Large Cap Growth Fund, these shares will immediately be distributed to Class C shareholders of record of Large Cap Growth Fund in proportion to their holdings on the reorganization date. As a result, Class C shareholders of Large Cap Growth Fund will end up as Class C shareholders of U.S. Global Leaders Growth Fund.

o After the shares are issued, Large Cap Growth Fund will be terminated.

                     Reasons for the Proposed Reorganization

The board of trustees of Large Cap Growth Fund believes that the proposed reorganization will be advantageous to the shareholders of Large Cap Growth Fund for several reasons. The board of trustees considered the following matters, among others, in approving the proposal.

First, although your fund and U.S. Global Leaders Growth Fund both focus on large cap stock and pursue similar investment strategies, U.S. Global Leaders Growth Fund has better average annual total returns than Large Cap Growth Fund for the 1-year and 5-year periods, and since the inception of U.S. Global Leaders

Growth Fund in 1995. In addition to having a more favorable long-term record, U.S. Global Leaders Growth Fund offers an investment focus, like your fund, on large cap equity securities.

Second, at current asset levels, the management fee for both funds is the same. Although your fund's management fee reduces to 0.70% at $750 million of net assets while U.S. Global Leaders Growth Fund's management fee does not reduce to 0.70% until the fund reaches $2 billion in net assets, the trustees considered that based upon historic growth rates for each fund, U.S. Global Leaders Growth Fund is more likely to reach the breakpoint in the management fee than your fund.

Third, regardless of the management fee rate, the total expenses ratio of U.S. Global Leaders Growth Fund is substantially lower than your fund's expense ratio, reflecting the relative size of the two funds. For the 12 month period ended June 30, 2004, the expense ratio for Class A shares of your fund was 1.76%, or 41 basis points higher than the Class A expense ratio for the same period of U.S. Global Leaders Growth Fund.

Fourth, by combining the funds into a single fund pursuing a large capitalization growth strategy, the combined fund may be better positioned to attract additional assets than Large Cap Growth Fund. U.S. Global Leaders Growth Fund's greater asset size may allow it, relative to Large Cap Growth Fund, to
(i) obtain better net prices on securities trades and (ii) reduce per share expenses as fixed expenses are shared over a larger asset base.

The board of trustees of U.S. Global Leaders Growth Fund considered that the reorganization presents an excellent opportunity for U.S. Global Leaders Growth Fund to acquire substantial investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to U.S. Global Leaders Growth Fund and its shareholders.

In evaluating the proposed reorganization, the trustees also considered that the adviser proposes to sell as much of your fund's portfolio prior to the closing as is consistent with the treatment of the reorganization as tax-free. The subadviser for U.S. Global Leaders Growth Fund has indicated that many of the portfolio holdings of your fund are not consistent with U.S. Global Leaders Growth Fund's investment strategy. Your fund will incur brokerage commissions and other transaction costs in connection with such transactions, reducing the net asset value of your shares. While these transactions may also generate capital gains, your fund has capital losses that will be available to offset any capital gains.

Each fund has approximately the same percentage of its assets represented by unrealized capital gains. Your fund may realize much of that unrealized gain prior to the closing of the reorganization; however, your fund has capital loss carryforwards which will be used to offset any capital gains realized. Pursuant to the reorganization, the remaining capital loss carryforwards of your fund will be transferred to U.S. Global Leaders Growth Fund, which will be subject to certain limitations under the Internal Revenue Code of 1986, as amended (the "Code") on its ability to fully utilize such capital loss carryforwards.

The boards of both funds also considered that the adviser and the funds' distributor, John Hancock Funds, LLC (the "Distributor") will benefit from the reorganization. For example, the adviser might achieve cost savings from managing one larger fund compared to managing more than one fund following similar investment policies. The boards believe, however, that these savings will not amount to a significant economic benefit to the adviser.

                      Comparative Fees and Expense Ratios.

The adviser has agreed to limit U.S. Global Leaders Growth Fund's total operating expenses for at least one year from the date of the reorganization to 1.35% of the average daily net assets for Class A shares and 2.10% of average daily net assets for Class B and Class C shares. These are lower than your fund's total operating expenses for the twelve months ended June 30, 2004. For example, Large Cap Growth Fund's total Class A operating expenses for the twelve months ended June 30, 2004 were 1.76%. In addition, U.S. Global Leaders Growth Fund's management fee at current asset levels is the same as your fund's management fee at current asset levels. A full comparison of advisory fee rates and expense ratios is included above.

           Unreimbursed Distribution and Shareholder Service Expenses

The boards of trustees of Large Cap Growth Fund and U.S. Global Leaders Growth Fund have determined that, if the reorganization occurs, unreimbursed distribution and shareholder service expenses incurred under Large Cap Growth Fund's Rule 12b-1 Plans will be reimbursable expenses under U.S. Global Leaders Growth Fund's Rule 12b-1 Plans. However, the maximum amounts payable annually under U.S. Global Leaders Growth Fund's Rule 12b-1 Plans (0.25%, 1.00% and 1.00% of average daily net assets attributable to Class A shares, Class B shares and Class C shares, respectively) will not increase.

The following table shows the actual and pro forma unreimbursed distribution and shareholder service expenses of shares of Large Cap Growth Fund and U.S. Global Leaders Growth Fund. The table shows both the dollar amount of these expenses and the percentage of each class' average net assets that they represent. Class I shares of U.S. Global Leaders Growth Fund are not included in the table because this class does not have a Rule 12b-1 Plan.

                  Rule 12b-1 Payments and Unreimbursed Expenses

====================================================================================================
                                       Aggregate Dollar        Unreimbursed
                                     Amount of 12b-1 Fees       Rule 12b-1          Unreimbursed
                                       Paid (for twelve        Expenditures        Expenses as %
                                      month period ended      (as of June 30,      of Each Class'
           Name of Fund                 June 30, 2004)             2004)         Average Net Assets
====================================================================================================
Large Cap Growth Fund                $   442,245   (A)      $    140,811  (A)    0.10% (A)
====================================================================================================
                                     $   488,020   (B)      $ 3,901,912  (B)     8.00% (B)
====================================================================================================
                                     $    35,770   (C)      $      64,344  (C)   1.80% (C)
====================================================================================================
U.S. Global Leaders Growth Fund      $   982,854   (A)      $  1,480,628 (A)     0.38% (A)
====================================================================================================
                                     $ 1,600,393   (B)      $  2,339,709 (B)     1.46% (B)
====================================================================================================
                                     $ 1,561,655   (C)      $  1,152,637 (C)     0.74% (C)
====================================================================================================
Pro Forma (U.S. Global Leaders Growth Fund):
====================================================================================================
                                     $ 1,425,099   (A)      $ 1,621,439 (A)      0.30% (A)
Assuming reorganization              ===============================================================
with Large Cap Growth Fund           $ 2,088,413   (B)      $ 6,241,621 (B)      2.99% (B)
                                     ===============================================================
                                     $ 1,597,425   (C)      $ 1,216,981 (C)      0.76% (C)
====================================================================================================

If the reorganization had taken place on June 30, 2003, the pro forma combined unreimbursed expenses of U.S. Global Leaders Growth Fund's Class A shares would be lower than if no reorganization had occurred. Class B and Class C shares would have been higher than if no reorganization had occurred. Nevertheless, U.S. Global Leaders Growth Fund's assumption of Large Cap Growth Fund's unreimbursed Rule 12b-1 expenses will have no immediate effect upon the payments made under U.S. Global Leaders Growth Fund's Rule 12b-1 Plans. These payments will be 0.25% of average daily net assets attributable to Class A shares (as opposed to 0.30% for Large Cap Growth Fund), will continue to be 1.00% and 1.00% of average daily net assets attributable to Class B and Class C shares, respectively.

John Hancock Funds, LLC may recover unreimbursed distribution and shareholder service expenses for Class B and Class C shares in future years. However, if U.S. Global Leaders Growth Fund's board terminates either class' Rule 12b-1 Plan, that class will not be obligated to reimburse these distribution and shareholder service expenses. Accordingly, until they are paid or accrued, unreimbursed distribution and shareholder service expenses do not and will not appear as an expense or liability in the financial statements of either fund. In addition, unreimbursed expenses are not reflected in a fund's net asset value or the formula for calculating Rule 12b-1 payments. The staff of the SEC has not approved or disapproved the treatment of the unreimbursed distribution and shareholder service expenses described in this proxy statement.

                          PAST PERFORMANCE OF EACH FUND

Set forth below is past performance information for each fund, which indicates some of the risks of investing in each fund. The bar charts under "Calendar Year Total Returns" show how each fund's total return (not including any deduction for sales charges) has varied from year to year. The tables under "Average Annual Total Returns" show each fund's average annual total return for each class of shares (including deductions for sales charges) over time compared with a broad-based securities market index. Class A performance is shown both before and after taxes. Past performance before and after taxes does not indicate future results.

Calendar Year Total Returns
(Class A without sales charges)

[The folowing information is represented by a bar chart in the original document]

               U.S. Global                Large Cap
           Leaders Growth Fund           Growth Fund
1995                                        27.17%
1996             22.94%                     20.40%
1997             40.68%                     16.70%
1998             31.98%                     26.42%
1999              7.88%                     20.52%
2000              4.15%                    -30.74%
2001             -6.83%                    -30.89%
2002            -14.51%                    -30.97%
2003             19.24%                     25.48%
2004

Sales loads are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown.

Quarterly Returns

During the period shown in the bar chart, U.S. Global Leaders Growth Fund's highest quarterly return was [ ]% for the quarter ended [ date ] and the lowest quarterly return was [ ]% for the quarter ended [ ].

During the period shown in the bar chart, the Large Cap Growth Fund's highest quarterly return was [ ]% for the quarter ended [ ] and the lowest quarterly return was [ ]% for the quarter ended [date ].

               Average Annual Total Returns as of October 31, 2004

                                                                                                     10 Years
                                                                 1 Year            5 Years      (or life of Class*)
                                                                 ------            -------      -------------------
U.S. Global Leaders Growth Fund
     Class A - Before Taxes                                      -1.66%              0.09%              10.58%
     Class A - After Taxes on Distributions (1)                  -1.66%              0.09%              10.54%
     Class A - After Taxes on Distributions and                  -1.08%              0.08%               9.41%
                   Sale of Fund Shares (1)
     Class B                                                     -2.22%                --               -1.69%
     Class C                                                      1.78%                --               -0.46%

Large Cap Growth Fund
     Class A - Before Taxes                                      -7.87%            -16.49%              -0.16%*
     Class A - After Taxes on Distributions (1)                  -7.87%            -17.05%              -1.47%*
     Class A - After Taxes on Distributions and                  -5.11%            -12.99%              -0.07%%*
                   Sale of Fund Shares (1)
     Class B                                                     -8.60%            -16.51%              -0.21%%*
     Class C**                                                   -4.64%            -16.22%              -9.64%%*

S&P 500 Index (2)                                                 9.42%             -2.22                9.27%
Russell Top 200 Growth Index(3)                                   1.90%             -9.52%               8.74%

----------------
(1) After-tax returns are shown for Class A shares only and would be different for the other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.
(2) The S&P 500 Index is the Standard & Poor's Composite Index of 500 Stocks, which is a commonly recognized unmanaged price index of 500 widely held common stocks. Unlike the funds' returns, index returns do not reflect any fees, expenses or taxes.
(3) The Russell Top 200 Growth Index is an unmanaged index containing growth-oriented stocks from the Russell Top 200 Index. The Russell Top 200 Index is an unmanaged index representing 200 U.S. large capitalization companies. Unlike the funds' returns, index returns do not reflect any fees, expenses, or taxes.
*    Inception dates for each class are as follows: U.S. Global Leaders Growth
     Fund: Class A-September 29, 1995; Class B-May 20, 2002; Class C-May 20, 2002; Large Cap Growth Fund: Class C-June 1, 1998. The corresponding S&P 500 Index returns for periods since these dates were as follows: since September 29, 1995, 9.27%; since June 1, 1998, 2.04%; since May 20, 2002,
     3.20%. The corresponding Russell Top 200 growth Index returns for periods since these dates were as follows: since September 29, 1995, 6.55%; since June 1, 1998, -2.07%; since May 20, 2002, -0.52%.
** The average annual total returns for Class C shares have been adjusted to reflect the elimination of the 1% front-end sales charge effective July 15, 2004.

                    FURTHER INFORMATION ON THE REORGANIZATION

                        Tax Status of the Reorganization

The reorganization is not intended to result in income, gain or loss for United States federal income tax purposes and will not take place unless the funds receive a satisfactory opinion from Wilmer Cutler Pickering Hale and Dorr LLP, substantially to the effect that the reorganization described above will be a "reorganization" within the meaning of Section 368(a) of the Code.

As a result, for federal income tax purposes:

o No gain or loss will be recognized by your fund upon (1) the transfer of all of its assets to U.S. Global Leaders Growth Fund as described above or (2) the distribution by your fund of U.S. Global Leaders Growth Fund shares to your fund's shareholders;

o No gain or loss will be recognized by U.S. Global Leaders Growth Fund upon the receipt of your fund's assets solely in exchange for the issuance of U.S. Global Leaders Growth Fund shares to your fund and the assumption of your fund's liabilities by U.S. Global Leaders Growth Fund;

The basis of the assets of your fund acquired by U.S. Global Leaders Growth Fund will be the same as the basis of those assets in the hands of your fund immediately before the transfer;

o The tax holding period of the assets of your fund in the hands of U.S. Global Leaders Growth Fund will include your fund's tax holding period for those assets;

o You will not recognize gain or loss upon the exchange of your shares of your fund solely for U.S. Global Leaders Growth Fund shares as part of the reorganization;

o The basis of U.S. Global Leaders Growth Fund shares received by you in the reorganization will be the same as the basis of your shares of your fund surrendered in exchange; and

o The tax holding period of U.S. Global Leaders Growth Fund shares you receive will include the tax holding period of the shares of your fund that you surrender in the exchange, provided that the shares of your fund were held by you as capital assets on the date of the exchange.

In rendering its opinion, counsel shall rely upon, among other things, reasonable assumptions as well as representations of your fund and U.S. Global Leaders Growth Fund.

No tax ruling has been or will be received from the Internal Revenue Service ("IRS") in connection with the reorganization. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.

You should consult your tax adviser for the particular tax consequences to you of the transaction, including the applicability of any state, local or foreign tax laws.

          Additional Terms of the Agreement and Plan of Reorganization

Certain terms of the Agreement and Plan of Reorganization are described above. The following is a summary of certain additional terms of the Agreement and Plan of Reorganization. This summary and any other description of the terms of the Agreement and Plan of Reorganization contained in this proxy statement and prospectus are qualified in their entirety by Exhibit A, which is the Form of Agreement and Plan of Reorganization in its entirety, that is proposed for the reorganization.

Surrender of Share Certificates. If your shares are represented by one or more share certificates before the reorganization date, you must either surrender the certificates to your fund or deliver to your fund a lost certificate affidavit, in the form and accompanied by the surety bonds that your fund may require (collectively, an "Affidavit"). On the reorganization date, all certificates that have not been surrendered will be canceled, will no longer evidence ownership of your fund's shares and will evidence ownership of U.S. Global Leaders Growth Fund shares. Shareholders may not redeem or transfer U.S. Global Leaders Growth Fund shares received in the reorganization until they have surrendered their fund share certificates or delivered an Affidavit. U.S. Global Leaders Growth Fund will not issue share certificates in the reorganization.

Conditions to Closing the Reorganization. The obligation of the Acquired Fund to consummate the reorganization is subject to the satisfaction of certain conditions, including the performance by the

Acquiring Fund of all its obligations under the Agreement and the receipt of all consents, orders and permits necessary to consummate the reorganization (see Agreement, paragraph 6).

The obligation of the Acquiring Fund to consummate the reorganization is subject to the satisfaction of certain conditions, including the Acquired Fund's performance of all of its obligations under the Agreement, the receipt of certain documents and financial statements from the Acquired Fund and the receipt of all consents, orders and permits necessary to consummate the reorganization (see Agreement, paragraph 7).

The obligations of the Acquired Fund and the Acquiring Fund are subject to approval of the Agreement by the necessary vote of the outstanding shares of the Acquired Fund, in accordance with the provisions of the Acquired Fund's declaration of trust and by-laws. The funds' obligations are also subject to the receipt of a favorable opinion of Wilmer Cutler Pickering Hale and Dorr LLP as to the qualification of the transaction as a "reorganization" for federal income tax purposes. (see Agreement, paragraph 8).

Termination of Agreement. The board of trustees of the Acquired Fund or the Acquiring Fund may terminate the Agreement (even if the shareholders of an Acquired Fund have already approved it) at or prior to the reorganization date, if that board believes that proceeding with the reorganization would no longer be advisable.

Expenses of the Reorganization. John Hancock Advisers, LLC will pay the reorganization costs incurred in connection with entering into and carrying out the provisions of the Agreement, whether or not the reorganization occurs.

                                 CAPITALIZATION

With respect to the proposal, the following tables set forth the capitalization of each fund as of June 30, 2004 and the pro forma combined capitalization of both funds as if the reorganization had occurred on that date. If a reorganization is consummated, the actual exchange ratios on the reorganization date may vary from the exchange ratios indicated. This is due to changes in the market value of the portfolio securities of both funds between June 30, 2004 and the reorganization date, changes in the amount of undistributed net investment income and net realized capital gains of both funds during that period resulting from income and distributions, and changes in the accrued liabilities of both funds during the same period. It is impossible to predict how many shares of the Acquiring Fund will actually be received and distributed by Acquired Fund on the reorganization date. The tables should not be relied upon to determine the amount of Acquiring Fund shares that will actually be received and distributed.

If the reorganization of your fund had taken place on June 30, 2004:

================================================================================
                                                   U.S. Global
                            Large Cap Growth      Leaders Growth          Pro
         Proposal 1               Fund                 Fund             Forma(1)
================================================================================
Net Assets (millions)                   192.5              881.6         1,074.1
================================================================================
Net Asset Value Per Share
================================================================================
  Class A                                9.86              26.82           26.82
================================================================================
  Class B                                8.97              26.40           26.40
================================================================================
  Class C                                8.97              26.40           26.40
================================================================================
Shares Outstanding
================================================================================
  Class A                          14,758,015         18,121,293      23,549,413
================================================================================
  Class B                           4,837,626          7,087,690       8,731,971
================================================================================
  Class C                             394,093          7,549,062       7,682,939
================================================================================

(1) Assuming the reorganization of Large Cap Growth Fund into U.S. Global Leaders Growth Fund occurs.

The table reflects pro forma exchange ratios of approximately 0.368 Class A,
0.340 Class B, and 0.340 Class C shares of U.S. Global Leaders Growth Fund being issued for each share of Large Cap Growth Fund, respectively.

               ADDITIONAL INFORMATION ABOUT THE FUNDS' BUSINESSES

     The following table shows where in each fund's prospectus you can find additional information about the business of each fund.

=============================================================================================================
Type of Information      Headings in Each Prospectus
=============================================================================================================
Investment objective     Goal and Strategy / Main Risks
and policies
=============================================================================================================
Portfolio management     Portfolio Managers/Management Biographies/Acquired Fund and Acquiring Fund)
                         subadviser (Acquiring Fund)
=============================================================================================================
Expenses                 Your Expenses
=============================================================================================================
Custodian                Business Structure
=============================================================================================================
Shares of beneficial     Your Account: Choosing a Share Class
interest
=============================================================================================================
Purchase of shares       Your Account: Choosing a Share Class, How Sales Charges are Calculated, Sales
                         Charge Reductions and Waivers, Opening an Account, Buying Shares, Transaction
                         Policies, Additional Investor Services
=============================================================================================================
Redemption of sales of   Your Account: Selling Shares, How Sales Charges are Calculated, Transaction
shares                   Policies
=============================================================================================================
Dividends,               Dividends and Account Policies
distributions and taxes
=============================================================================================================

                      BOARDS' EVALUATION AND RECOMMENDATION

For the reasons described above, the board of trustees of the Acquired Fund, including the trustees who are not "interested persons" of the fund or the adviser ("independent trustees"), approved the reorganization. In particular, the trustees determined that the reorganization is in the best interests of the Acquired Fund and that the interests the Acquired Fund shareholders would not be diluted as a result of the reorganization. Similarly, the board of trustees U.S. Global Leaders Growth Fund, including the independent trustees, approved the reorganization. They also determined that the reorganization is in the best interests of U.S. Global Leaders Growth Fund and that the interests of U.S. Global Leaders Growth Fund's shareholders would not be diluted as a result of the reorganization.

                The trustees of the Acquired Fund recommend that
           shareholders of the Acquired Fund vote FOR the proposal to approve the Agreement and Plan of Reorganization.

                         VOTING RIGHTS AND REQUIRED VOTE

Each Acquired Fund share is entitled to one vote. Approval of each proposal described above requires the affirmative vote of a majority of the outstanding shares of the Acquired Fund that are entitled to vote on each respective proposal. For this purpose, a majority of the outstanding shares of your fund means the vote of the lesser of:

(1) 67% or more of the shares present at the meeting, if the holders of more than 50% of the shares of the fund are present or represented by proxy, or

(2) more than 50% of the outstanding shares of the fund.

=============================================================================================================
Shares                    Quorum                    Voting
=============================================================================================================
In General                All shares "present" in   Shares "present" in person will be voted in person at
                          person or by proxy are    the meeting. Shares present by proxy will be voted in
                          counted toward a quorum.  accordance with instructions.
=============================================================================================================
Proxy with no Voting      Considered "present" at     Voted "for" a proposal.
Instruction (other than   meeting.
Broker Non-Vote)
=============================================================================================================
Broker Non-Vote           Considered "present" at     Not voted. Same effect as a vote "against" a proposal.
                          meeting.
=============================================================================================================
Vote to Abstain           Considered "present" at     Not voted. Same effect as a vote "against" a proposal.
                          meeting.
=============================================================================================================

If the required approval of shareholders is not obtained with respect to a proposal, the Acquired Fund will continue to engage in business as a separate mutual fund and the board of trustees will consider what further action may be appropriate. This action could include, among other things, closing the fund.

                       INFORMATION CONCERNING THE MEETING

                             Solicitation of Proxies

In addition to the mailing of these proxy materials, proxies may be solicited: by telephone, by fax or in person by the trustees, officers and employees of your fund; by personnel of your fund's investment adviser, John Hancock Advisers, LLC and its transfer agent, John Hancock Signature Services, Inc.; or by broker-dealer firms. Signature Services, together with a third party solicitation firm, has agreed to provide proxy solicitation services to the Acquired Fund at a cost of approximately $_______.

                                Revoking Proxies

Acquired Fund shareholders signing and returning a proxy have the power to revoke it at any time before it is exercised:

o By filing a written notice of revocation with the Acquired Fund's transfer agent, John Hancock Signature Services, Inc., 1 John Hancock Way, Suite 1000, Boston, Massachusetts 02217-1000, or

o By returning a duly executed proxy with a later date before the time of the meeting, or

o If a shareholder has executed a proxy but is present at the meeting and wishes to vote in person, by notifying the secretary of your fund (without complying with any formalities) at any time before it is voted. Being present at the meeting alone does not revoke a previously executed and returned proxy.

                          Outstanding Shares and Quorum

As of January 24, 2005 (the "record date"), the number of shares of beneficial interest of the Acquired Fund outstanding were as follows:

==================================================================================================
FUND                                             SHARES OUTSTANDING
==================================================================================================
Large Cap Growth Fund
==================================================================================================
  Class A                                        _______
==================================================================================================
  Class B                                        _______
==================================================================================================
  Class C                                        _______
==================================================================================================

Only shareholders of record on the record date are entitled to notice of and to vote at the meeting. A majority of the outstanding shares of the Acquired Fund that are entitled to vote will be considered a quorum for the transaction of business.

                                 Other Business

The Acquired Fund's board of trustees knows of no business to be presented for consideration at the meeting other than the proposals. If other business is properly brought before the meeting, proxies will be voted according to the best judgment of the persons named as proxies.

                                  Adjournments

If a quorum is not present in person or by proxy at the time any session of the meeting is called to order, the persons named as proxies may vote those proxies that have been received to adjourn the meeting to a later date. If a quorum is present but there are not sufficient votes in favor of a proposal, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies concerning the proposal. Any adjournment will require the affirmative vote of a majority of the Acquired Fund's shares at the session of the meeting to be adjourned. If an adjournment of the meeting is proposed because there are not sufficient votes in favor of a proposal, the persons named as proxies will vote those proxies favoring the proposal in favor of adjournment, and will vote those proxies against the reorganization against adjournment.

                                Telephone Voting

In addition to soliciting proxies by mail, by fax or in person, your fund may also arrange to have votes recorded by telephone by officers and employees of your fund or by personnel of the adviser or transfer agent or a third party solicitation firm. The telephone voting procedure is designed to verify a shareholder's identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder's instructions and to confirm that the voting instructions have been properly recorded. If these procedures were subject to a successful legal challenge, these telephone votes would not be counted at the meeting. Your fund has not obtained an opinion of counsel about telephone voting, but is currently not aware of any challenge.

o A shareholder will be called on a recorded line at the telephone number in a fund's account records and will be asked to provide the shareholder's social security number or other identifying information.

o The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the meeting in accordance with the shareholder's instructions.

o To ensure that the shareholder's instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions by mail.

o A toll-free number will be available in case the voting information contained in the confirmation is incorrect.

o If the shareholder decides after voting by telephone to attend the meeting, the shareholder can revoke the proxy at that time and vote the shares at the meeting.

                                 Internet Voting

You will also have the opportunity to submit your voting instructions via the Internet by utilizing a program provided through a vendor. Voting via the Internet will not affect your right to vote in person if you decide to attend the meeting. Do not mail the proxy card if you are voting via the Internet. To vote via the Internet, you will need the "control number" that appears on your proxy card. These Internet voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders' instructions have been recorded properly. If you are voting via the Internet you should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne to you.

o Read the proxy statement and have your proxy card(s) at hand.

o Go to the Web site on the proxy card.

o Enter the "control number" found on your proxy card.

o Follow the instructions on the Web site. Please call us at 1-800-225-5291 if you have any problems.

o To insure that your instructions have been recorded correctly, you will receive a confirmation of your voting instructions immediately after your submission and also by e-mail if chosen.

                             Shareholders' Proposals

The funds are not required, and do not intend, to hold meetings of shareholders each year. Instead, meetings will be held only when and if required. Any shareholders desiring to present a proposal for consideration at the next meeting for shareholders of their respective funds must submit the proposal in writing, so that it is received by the appropriate fund at 101 Huntington Avenue, Boston, Massachusetts 02199 within a reasonable time before any meeting.

                        OWNERSHIP OF SHARES OF THE FUNDS

To the knowledge of each fund, as of January 24, 2005, the following persons owned of record or beneficially 5% or more of the outstanding shares of a class of each fund, respectively:

===================================================================
                                      Large Cap Growth Fund
===================================================================
Names and Addresses of Owners of    Class A   Class B   Class C
More Than 5% of Shares
===================================================================
[        ]                            ---%      ---%      ---%
===================================================================
[        ]                            ---%      ---%      ---%
===================================================================

===========================================================================
                                      U.S. Global Leaders Growth Fund
===========================================================================
Names and Addresses of Owners of
More Than 5% of Shares              Class A   Class B   Class C  Class I
===========================================================================
[        ]                            ---%      ---%      ---%     ---%
===========================================================================
[        ]                            ---%      ---%      ---%     ---%
===========================================================================
[        ]                            ---%      ---%      ---%     ---%
===========================================================================
[        ]                            ---%      ---%      ---%     ---%
===========================================================================

As of January 24, 2005, the trustees and officers of each fund owned in the aggregate less than 1% of the outstanding shares of their respective funds.

                                     EXPERTS

The financial highlights and financial statements of Large Cap Growth Fund for the fiscal year ended October 31, 2004, and for U.S. Global Leaders Growth Fund, for the periods ended December 31, 2003 and June 30, 2004, are incorporated by reference into this proxy statement and prospectus. These financial statements and financial highlights (other than for the semiannual period ended June 30, 2004 for U.S. Global Leaders Growth Fund) have been independently audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, as stated in their reports appearing in the statement of additional information. These financial statements and financial highlights have been included in reliance on their reports given on their authority as experts in accounting and auditing.

                              AVAILABLE INFORMATION

Each fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended and the Investment Company Act of 1940 as amended, and will file reports, proxy statements and other information with the Securities and Exchange Commission ("SEC"). These reports, proxy statements and other information filed by the funds can be inspected and copied (for a duplication fee) at the public reference facilities of the Securities and Exchange Commission at 450 Fifth Street, N.W., Washington, D.C., Northeast Regional Office, The Woolworth Building, 233 Broadway, New York, New York 10279, and at the Midwest Regional Office 500 West Madison Street, Suite 1400,
Chicago, Illinois. Copies of these materials can also be obtained by mail from the Public Reference Section of the Securities and Exchange Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. In addition, copies of these documents may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

EXHIBIT A
                      AGREEMENT AND PLAN OF REORGANIZATION

         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made this [__]st day of [________], 2004, by and between John Hancock Capital Series, a Massachusetts business trust (the "Trust") on behalf of its series, John Hancock U.S. Global Leaders Growth Fund (the "Acquiring Fund") and John Hancock Investment Trust III, a Massachusetts business trust (the "Trust II"), on behalf of its series, John Hancock Large Cap Growth Fund (the "Acquired Fund"), each with their principal place of business at 101 Huntington Avenue, Boston, Massachusetts 02199. The Acquiring Fund and the Acquired Fund are sometimes referred to collectively herein as the "Funds" and individually as a "Fund."

This Agreement is intended to be and is adopted as a plan of "reorganization," as such term is used in Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization will consist of: (1) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for (A) the issuance of Class A shares, Class B shares and Class C shares of beneficial interest of the Acquiring Fund (the "Acquiring Fund Shares") to the Acquired Fund and (B) the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by (2) the distribution by the Acquired Fund, on or promptly after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Acquired Fund in liquidation and termination of the Acquired Fund as provided herein, all upon the terms and conditions set forth in this Agreement.

In consideration of the premises of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ISSUANCE OF ACQUIRING FUND SHARES; LIQUIDATION OF THE ACQUIRED FUND

     1.1 The Acquired Fund will transfer all of its assets (consisting, without limitation, of portfolio securities and instruments, dividends and interest receivables, cash and other assets), as set forth in the statement of assets and liabilities referred to in Paragraph 7.2 hereof (the "Statement of Assets and Liabilities"), to the Acquiring Fund free and clear of all liens and encumbrances, except as otherwise provided herein, in exchange for (i) the assumption by the Acquiring Fund of the known and unknown liabilities of the Acquired Fund, including the liabilities set forth in the Statement of Assets and Liabilities (the "Acquired Fund Liabilities"), which shall be assigned and transferred to the Acquiring Fund by the Acquired Fund and assumed by the Acquiring Fund, and (ii) delivery by the Acquiring Fund to the Acquired Fund, for distribution pro rata by the Acquired Fund to its shareholders in proportion to their respective ownership of Class A, Class B and Class C shares of beneficial interest of the Acquired Fund, as of the close of business on April 8, 2005 (the "Closing Date"), of a number of the Acquiring Fund Shares having an aggregate net asset value equal, in the case of each class of Acquiring Fund Shares, to the value of the assets, less such liabilities (herein referred to as the "net value of the assets") attributable to the applicable class, assumed, assigned and delivered, all determined as provided in Paragraph 2.1 hereof and as of a date and time as specified therein. Such transactions shall take place at the Closing, as defined in Paragraph 3.1 hereof. All computations shall be provided by The Bank of New York (the "Custodian"), as custodian and pricing agent for the Acquiring Fund and the Acquired Fund.

     1.2 The Acquired Fund has provided the Acquiring Fund with a list of the current securities holdings of the Acquired Fund as of the date of execution of this Agreement. The Acquired Fund reserves the right to sell any of these securities (except to the extent sales may be limited by representations made in connection with issuance of the tax opinion provided for in paragraph 8.6 hereof) but will not, without the prior approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest.

     1.3 John Hancock Advisers, LLC, the investment adviser to the Acquiring Fund and the Acquired Fund, will bear the expenses allocable to each fund in connection with the transactions contemplated by this Agreement, whether or not the transactions contemplated hereby are consummated.

     1.4 On or as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute pro rata to shareholders of record (the "Acquired Fund shareholders"), determined as of the close of regular trading on the New York Stock Exchange on the Closing Date, the Acquiring Fund Shares received by the Acquired Fund pursuant to Paragraph 1.1 hereof. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund, to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund shareholders and representing the respective pro rata number and class of Acquiring Fund Shares due such shareholders. Acquired Fund shareholders who own Class A shares of the Acquired Fund will receive Class A Acquiring Fund Shares. Acquired Fund shareholders who own Class B shares of the Acquired Fund will receive Class B Acquiring Fund Shares. Acquired Fund shareholders who own Class C shares of the Acquired Fund will receive Class C Acquiring Fund Shares. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such exchange.

     1.5 The Acquired Fund shareholders holding certificates representing their ownership of shares of beneficial interest of the Acquired Fund shall surrender such certificates or deliver an affidavit with respect to lost certificates in such form and accompanied by such surety bonds as the Acquired Fund may require (collectively, an "Affidavit"), to John Hancock Signature Services, Inc. prior to the Closing Date. Any Acquired Fund share certificate which remains outstanding on the Closing Date shall be deemed to be canceled, shall no longer evidence ownership of shares of beneficial interest of the Acquired Fund and shall evidence ownership of Acquiring Fund Shares. Unless and until any such certificate shall be so surrendered or an Affidavit relating thereto shall be delivered, dividends and other distributions payable by the Acquiring Fund subsequent to the Liquidation Date with respect to Acquiring Fund Shares shall be paid to the holder of such certificate(s), but such shareholders may not redeem or transfer Acquiring Fund Shares received in the reorganization. The Acquiring Fund will not issue share certificates in the reorganization.

     1.6 Any transfer taxes payable upon issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

     1.7 The existence of the Acquired Fund shall be terminated as promptly as practicable following the Liquidation Date.

     1.8 Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commissions, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2. VALUATION

     2.1 The net asset values of the Class A, Class B and Class C Acquiring Fund Shares and the net values of the assets and liabilities of the Acquired Fund attributable to its Class A, Class B and Class C shares to be transferred shall, in each case, be determined as of the close of business (4:00 p.m. Boston time) on the Closing Date. The net asset values of the Class A, Class B and Class C Acquiring Fund Shares shall be computed by the Custodian in the manner set forth in the Acquiring Fund's Declaration of Trust as amended and restated (the "Declaration"), or By-Laws and the Acquiring Fund's then-current prospectus and statement of additional information and shall be computed in each case to not fewer than four decimal places. The net value of the assets of the Acquired Fund attributable to its Class A, Class B and Class C shares to be transferred shall be computed by the Custodian by calculating the value of the assets of each class transferred by the Acquired Fund and by subtracting therefrom the amount of the liabilities of each class assigned and transferred to and assumed by the Acquiring Fund on the Closing Date, said assets and liabilities to be valued in the manner set forth in the Acquired Fund's then current prospectus and statement of additional information and shall be computed in each case to not fewer than four decimal places.

     2.2 The number of shares of each class of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's assets shall be determined by dividing the value of the Acquired Fund's assets attributable to that class, less the liabilities attributable to that class assumed by the Acquiring Fund, by the Acquiring Fund's net asset value per share of the same class, all as determined in accordance with Paragraph 2.1 hereof.

     2.3 All computations of value shall be made by the Custodian in accordance with its regular practice as pricing agent for the Funds.

3. CLOSING AND CLOSING DATE

     3.1 The Closing Date shall be April 8, 2005 or such other date on or before June 30, 2005 as the parties may agree (unless the parties agree in writing to a later date). The closing of the reorganization (the "Closing") shall be held as of 5:00 p.m. at the offices of the Trust and the Trust II, 101 Huntington Avenue, Boston, Massachusetts 02199, or at such other time and/or place as the parties may agree.

     3.2 Portfolio securities that are not held in book-entry form in the name of the Custodian as record holder for the Acquired Fund shall be presented by the Acquired Fund to the Custodian for examination no later than three business days preceding the Closing Date. Portfolio securities which are not held in book-entry form shall be delivered by the Acquired Fund to the Custodian for the account of the Acquiring Fund on the Closing Date, duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. Portfolio securities held of record by the Custodian in book-entry form on behalf of the Acquired Fund shall be delivered to the Acquiring Fund by the Custodian by recording the transfer of beneficial ownership thereof on its records. The cash delivered shall be in the form of currency or by the Custodian crediting the Acquiring Fund's account maintained with the Custodian with immediately available funds.

     3.3 In the event that on the Closing Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or
         (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored on or before June 30, 2005, this Agreement may be terminated by the Acquiring Fund or by the Acquired Fund upon the giving of written notice to the other party.

     3.4 The Acquired Fund shall deliver at the Closing a list of the names, addresses, federal taxpayer identification numbers and backup withholding and nonresident alien withholding status of the Acquired Fund shareholders and the number of outstanding shares of each class of beneficial interest of the Acquired Fund owned by each such shareholder, all as of the close of business on the Closing Date, certified by its Treasurer, Secretary or other authorized officer (the "Shareholder List"). The Acquiring Fund shall issue and deliver to the Acquired Fund a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.

4. REPRESENTATIONS AND WARRANTIES

     4.1 The Trust II on behalf of the Acquired Fund represents, warrants and covenants to the Acquiring Fund as follows:

       (a) The Trust II is a business trust, duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to own all of its properties and assets and, subject to approval by the shareholders of the Acquired Fund, to carry out the transactions contemplated by this Agreement. Neither the Trust II nor the Acquired Fund is required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. The Trust II has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

       (b) The Trust II is a registered investment company classified as a management company and its registration with the Commission as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is in full force and effect. The Acquired Fund is a diversified series of the Trust II;

       (c) The Trust II and the Acquired Fund are not, and the execution, delivery and performance of their obligations under this Agreement will not result, in violation of any provision of the Trust II's Declaration of Trust, as amended and restated (the "Trust II's Declaration") or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust II or the Acquired Fund is a party or by which it is bound;

       (d) Except as otherwise disclosed in writing and accepted by the Acquiring Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or threatened against the Trust II or the Acquired Fund or any of the Acquired Fund's properties or assets. The Trust II knows of no facts which might form the basis for the institution of such proceedings, and neither the Trust II nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquired Fund's business or its ability to consummate the transactions herein contemplated;

       (e) The Acquired Fund has no material contracts or other commitments (other than this Agreement or agreements for the purchase of securities entered into in the ordinary course of business and consistent with its obligations under this Agreement) which will not be terminated without liability to the Acquired Fund at or prior to the Closing Date;

       (f) The audited statement of assets and liabilities, including the schedule of investments, of the Acquired Fund as of October 31, 2004 and the related statement of operations (copies of which have been furnished to the Acquired Fund), present fairly in all material respects the financial condition of the Acquired Fund as of October 31, 2004 and the results of its operations for the period then ended in accordance with generally accepted accounting principles consistently applied, and there were no known actual or contingent liabilities of the Acquired Fund as of the respective dates thereof not disclosed therein;

       (g) Since October 31, 2004, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund;

       (h) At the date hereof and by the Closing Date, all federal, state and other tax returns and reports, including information returns and payee statements, of the Acquired Fund required by law to have been filed or furnished by such dates shall have been filed or furnished, and all federal, state and other taxes, interest and penalties shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns or reports;

       (i) The Acquired Fund has qualified for the favorable tax treatment as a regulated investment company for each taxable year of its operation and the Acquired Fund will qualify as such as of the Closing Date with respect to its taxable year ending on the Closing Date;

       (j) The authorized capital of the Acquired Fund consists of an unlimited number of shares of beneficial interest, no par value. All issued and outstanding shares of beneficial interest of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Trust II. All of the issued and outstanding shares of beneficial interest of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts and classes set forth in the Shareholder List submitted to the Acquiring Fund pursuant to Paragraph 3.4 hereof. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares of beneficial interest, nor is there outstanding any security convertible into any of its shares of beneficial interest;

       (k) At the Closing Date, the Acquired Fund will have good and marketable title to the assets to be transferred to the Acquiring Fund pursuant to Paragraph 1.1 hereof, and full right, power and authority to sell, assign, transfer and deliver such assets hereunder, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the "1933 Act");

       (l) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Trust II on behalf of the Acquired Fund, and this Agreement constitutes a valid and binding obligation of the Acquired Fund enforceable in accordance with its terms, subject to the approval of the Acquired Fund's shareholders;

       (m) The information to be furnished by the Acquired Fund to the Acquiring Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto;

       (n) The proxy statement of the Acquired Fund (the "Proxy Statement") to be included in the Registration Statement referred to in Paragraph 5.7 hereof (other than written information furnished by the Acquiring Fund for inclusion therein, as covered by the Acquiring Fund's warranty in Paragraph 4.2(m) hereof), on the effective date of the Registration Statement, on the date of the meeting of the Acquired Fund shareholders and on the Closing Date, shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading;

       (o) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement;

       (p) All of the issued and outstanding shares of beneficial interest of the Acquired Fund have been offered for sale and sold in conformity with all applicable federal and state securities laws;

       (q) The Class A, Class B, and Class C prospectus of the Acquired Fund, dated _________, (the "Acquired Fund Prospectus"), furnished to the Acquiring Fund, does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; and

       (r) The Acquired Fund Tax Representation Certificate to be delivered by the Acquired Fund to the Acquiring Fund at Closing pursuant to Section
       7.5 (the "Acquired Fund Tax Representation Certificate") will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

     4.2 The Trust on behalf of the Acquiring Fund represents, warrants and covenants to the Acquired Fund as follows:

       (a) The Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to own all of its properties and assets and to carry out the Agreement. Neither the Trust nor the Acquiring Fund is required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. The Trust has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

       (b) The Trust is a registered investment company classified as a management company and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Acquiring Fund is a non-diversified series of the Trust;

       (c) The Class A, Class B, and Class C prospectus of the Acquiring Fund dated ________ (the "Acquiring Fund Prospectus") and statement of additional information for Class A, Class B and Class C shares of the Acquiring Fund, dated March 1, 2004, and any amendments or supplements thereto on or prior to the Closing Date, and the Registration Statement on Form N-14 filed in connection with this Agreement (the "Registration Statement") (other than written information furnished by the Acquired Fund for inclusion therein, as covered by the Acquired Fund's warranty in Paragraph 4.1(m) hereof) will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder, the Acquiring Fund Prospectus does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and the Registration Statement will not include any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

       (d) At the Closing Date, the Trust on behalf of the Acquiring Fund will have good and marketable title to the assets of the Acquiring Fund;

       (e) The Trust and the Acquiring Fund are not, and the execution, delivery and performance of their obligations under this Agreement will not result in a violation of any provisions of the Trust's Declaration, or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust or the Acquiring Fund is a party or by which the Trust or the Acquiring Fund is bound;

       (f) Except as otherwise disclosed in writing and accepted by the Acquired Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or threatened against the Trust or the Acquiring Fund or any of the Acquiring Fund's properties or assets. The Trust knows of no facts which might form the basis for the institution of such proceedings, and neither the Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund's business or its ability to consummate the transactions herein contemplated;

       (g) The audited statement of assets and liabilities, including the schedule of investments, of the Acquiring Fund as of December 31, 2003 and the unaudited statement of assets and liabilities of the Acquiring Fund as of June 30, 2004 and the related statement of operations for each such periods (copies of which have been furnished to the Acquired Fund), present fairly in all material respects the financial condition of the Acquiring Fund as of December 31, 2003 and June 30, 2004, respectively, the results of its operations for the period then ended in accordance with generally accepted accounting principles consistently applied, and there were no known actual or contingent liabilities of the Acquiring Fund as of the respective dates thereof not disclosed therein;

       (h) Since June 30, 2004, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Trust on behalf of the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed to and accepted by the Acquired Fund;

       (i) Each of the Acquiring Fund and its predecessors has qualified for the favorable tax treatment as a regulated investment company for each taxable year of its operation and the Acquiring Fund will continue to qualify as such as of the Closing Date and thereafter;

       (j) The authorized capital of the Trust consists of an unlimited number of shares of beneficial interest, no par value per share. All issued and outstanding shares of beneficial interest of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Trust. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares of beneficial interest, nor is there outstanding any security convertible into any of its shares of beneficial interest;

       (k) The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of the Trust on behalf of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms;

       (l) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement, when so issued and delivered, will be duly and validly issued shares of beneficial interest of the Acquiring Fund and will be fully paid and nonassessable by the Trust;

       (m) The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

       (n) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by the Agreement, except for the registration of the Acquiring Fund Shares under the 1933 Act and the 1940 Act; and

       (o) The Acquiring Fund Tax Representation Certificate to be delivered by the Acquiring Fund to the Acquired Fund at Closing pursuant to Section
       6.3 (the "Acquiring Fund Tax Representation Certificate") will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

5. COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

     5.1 Except as expressly contemplated herein to the contrary, the Trust II on behalf of the Acquired Fund and the Trust on behalf of the Acquiring Fund, will operate their respective businesses in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions and any other distributions necessary or desirable to avoid federal income or excise taxes.

     5.2 The Trust II will call a meeting of the Acquired Fund shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

     5.3 The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired by the Acquired Fund for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

     5.4 The Trust II on behalf of the Acquired Fund will provide such information within its possession or reasonably obtainable as the Trust on behalf of the Acquiring Fund requests concerning the beneficial ownership of the Acquired Fund's shares of beneficial interest.

     5.5 Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund each shall take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate the transactions contemplated by this Agreement.

     5.6 The Trust II on behalf of the Acquired Fund shall furnish to the Trust on behalf of the Acquiring Fund on the Closing Date the Statement of Assets and Liabilities of the Acquired Fund as of the Closing Date, which statement shall be prepared in accordance with generally accepted accounting principles consistently applied and shall be certified by the Acquired Fund's Treasurer or Assistant Treasurer. As promptly as practicable but in any case within 60 days after the Closing Date, the Acquired Fund shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Trust, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes and of any capital loss carryovers and other items that will be carried over to the Acquiring Fund as a result of Section 381 of the Code, and which statement will be certified by the President of the Acquired Fund.

     5.7 The Trust on behalf of the Acquiring Fund will prepare and file with the Commission the Registration Statement in compliance with the 1933 Act and the 1940 Act in connection with the issuance of the Acquiring Fund Shares as contemplated herein.

     5.8 The Trust II on behalf of the Acquired Fund will prepare a Proxy Statement, to be included in the Registration Statement in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act and the rules and regulations thereunder (collectively, the "Acts") in connection with the special meeting of shareholders of the Acquired Fund to consider approval of this Agreement.

     5.9 Neither the Acquired Fund nor the Acquiring Fund shall take any action that is inconsistent with the representations set forth in, with respect to the Acquired Fund, the Acquired Fund Tax Representation Certificate, and with respect to the Acquiring Fund, the Acquiring Fund Tax Representation Certificate, to the extent such action would prevent the reorganization from qualifying as a "reorganization" under Section 368(a) of the Code.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRUST II ON BEHALF OF THE ACQUIRED FUND

 The obligations of the Trust II on behalf of the Acquired Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Trust on behalf of the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

     6.1 All representations and warranties of the Trust on behalf of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     6.2 The Trust on behalf of the Acquiring Fund shall have delivered to the Trust II on behalf of the Acquired Fund a certificate executed in its name by the Trust's President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Trust II on behalf of the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Trust on behalf of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Trust II on behalf of the Acquired Fund shall reasonably request; and

     6.3 The Acquiring Fund shall have delivered to the Acquired Fund an Acquiring Fund Tax Representation Certificate in a form acceptable to Wilmer Cutler Pickering Hale and Dorr LLP, the Acquired Fund and the Acquiring Fund concerning certain tax-related matters with respect to the Acquiring Fund.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRUST ON BEHALF OF THE ACQUIRING FUND

     The obligations of the Trust on behalf of the Acquiring Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Trust II on behalf of the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     7.1 All representations and warranties of the Trust II on behalf of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     7.2 The Trust II on behalf of the Acquired Fund shall have delivered to the Trust on behalf of the Acquiring Fund the Statement of Assets and Liabilities of the Acquired Fund, together with a list of its portfolio securities showing the federal income tax bases and holding periods of such securities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Acquired Fund;

     7.3 The Trust II on behalf of the Acquired Fund shall have delivered to the Trust on behalf of the Acquiring Fund on the Closing Date a certificate executed in the name of the Acquired Fund by a President or Vice President and a Treasurer or Assistant Treasurer of the Acquired Fund, in form and substance satisfactory to the Trust on behalf of the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Trust on behalf of the Acquiring Fund shall reasonably request;

     7.4 At or prior to the Closing Date, the Acquired Fund's investment adviser, or an affiliate thereof, shall have made all payments, or applied all credits, to the Acquired Fund required by any applicable contractual expense limitation; and

     7.5 The Acquired Fund shall have delivered to the Acquiring Fund an Acquired Fund Tax Representation Certificate in a form acceptable to Wilmer Cutler Pickering Hale and Dorr LLP, the Acquired Fund and the Acquiring Fund concerning certain tax-related matters with respect to the Acquired Fund.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRUST II ON BEHALF OF THE ACQUIRED FUND AND THE TRUST ON BEHALF OF THE ACQUIRING FUND

The obligations hereunder of the Trust II on behalf of the Acquired Fund and the Trust on behalf of the Acquiring Fund are each subject to the further conditions that on or before the Closing Date:

     8.1 The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of beneficial interest of the Acquired Fund in accordance with the provisions of the Trust II's Declaration and By-Laws, and certified copies of the resolutions evidencing such approval by the Acquired Fund's shareholders shall have been delivered by the Acquired Fund to the Trust on behalf of the Acquiring Fund;

     8.2 On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain changes or other relief in connection with, this Agreement or the transactions contemplated herein;

     8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and their "no-action" positions) deemed necessary by the Trust II or the Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may waive any such conditions for itself;

     8.4 The Registration Statement shall have become effective under the 1933 Act and the 1940 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act or the 1940 Act;

     8.5 The Acquired Fund shall have distributed to its shareholders, in a distribution or distributions qualifying for the deduction for dividends paid under Section 561 of the Code, all of its investment company taxable income (as defined in Section 852(b)(2) of the Code determined without regard to Section 852(b)(2)(D) of the Code) for its taxable year ending on the Closing Date, all of the excess of (i) its interest income excludable from gross income under Section 103(a) of the Code over (ii) its deductions disallowed under Sections 265 and 171(a)(2) of the Code for its taxable year ending on the Closing Date, and all of its net capital gain (as such term is used in Sections 852(b)(3)(A) and (C) of the Code), after reduction by any available capital loss carryforward, for its taxable year ending on the Closing Date; and

     8.6 The parties shall have received an opinion of Wilmer Cutler Pickering Hale and Dorr LLP, satisfactory to the Trust II on behalf of the Acquired Fund and the Trust on behalf of the Acquiring Fund, substantially to the effect that for federal income tax purposes the acquisition by the Acquiring Fund of all of the assets of the Acquired Fund solely in exchange for the issuance of

         Acquiring Fund Shares to the Acquired Fund and the assumption of all of the Acquired Fund Liabilities by the Acquiring Fund, followed by the distribution by the Acquired Fund, in liquidation of the Acquired Fund, of Acquiring Fund Shares to the shareholders of the Acquired Fund in exchange for their shares of beneficial interest of the Acquired Fund and the termination of the Acquired Fund, will constitute a "reorganization" within the meaning of Section 368(a) of the Code. Notwithstanding anything herein to the contrary, neither the Trust II nor the Trust may waive the conditions set forth in this Paragraph 8.6.

9. BROKERAGE FEES AND EXPENSES

     9.1 The Trust on behalf of the Acquiring Fund and the Trust II on behalf of the Acquired Fund each represent and warrant to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     9.2 John Hancock Advisers, LLC, the investment adviser to the Acquiring Fund and the Acquired Fund, will bear the expenses allocable to each fund in connection with the transactions contemplated by this Agreement, whether or not the transactions contemplated hereby are consummated.

10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

   10.1 The Trust on behalf of the Acquiring Fund and the Trust II on behalf of the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein or referred to in Paragraph 4 hereof and that this Agreement constitutes the entire agreement between the parties.

   10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

11. TERMINATION

   11.1 This Agreement may be terminated by the mutual agreement of the Trust on behalf of the Acquiring Fund and the Trust II on behalf of the Acquired Fund. In addition, either party may at its option terminate this Agreement at or prior to the Closing Date:

         (a) because of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed at or prior to the Closing Date;

         (b) because of a condition herein expressed to be precedent to the obligations of the terminating party which has not been met and which reasonably appears will not or cannot be met;

         (c) by resolution of the Trust's Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquiring Fund's shareholders; or

         (d) by resolution of the Trust II's Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquired Fund's shareholders.

   11.2 In the event of any such termination, there shall be no liability for damages on the part of the Trust, the Acquiring Fund, the Trust II, or the Acquired Fund, or the Trustees or officers of the Trust or the Trust II, but each party shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement.

12. AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon by the authorized officers of the Trust and the Trust II. However, following the meeting of shareholders of the Acquired Fund held pursuant to Paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions regarding the method for determining the number of Acquiring Fund Shares to be received by the Acquired Fund shareholders under this Agreement to the detriment of such shareholders without their further approval; provided that nothing contained in this

Article 12 shall be construed to prohibit the parties from amending this Agreement to change the Closing Date.

13. NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquiring Fund or to the Acquired Fund, each at 101 Huntington Avenue, Boston, Massachusetts 02199, Attention:
President, and, in either case, with copies to Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109, Attention: David C. Phelan, Esq.

14. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

   14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

   14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

   14.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

   14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the prior written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

   14.5 All persons dealing with the Trust or the Trust II must look solely to the property of the Trust or the Trust II, respectively, for the enforcement of any claims against the Trust or the Trust II as the Trustees, officers, agents and shareholders of the Trust or the Trust II assume no personal liability for obligations entered into on behalf of the Trust or the Trust II, respectively. None of the other series of the Trust or the Trust II shall be responsible for any obligations assumed by or on behalf of the Acquiring Fund or the Acquired Fund under this Agreement.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first set forth above by its President or Vice President and has caused its corporate seal to be affixed hereto.


                                 JOHN HANCOCK CAPITAL SERIES on behalf of
                                 JOHN HANCOCK U.S. GLOBAL LEADERS
                                 GROWTH FUND


                                 By:________________________________________


                                 James A. Shepherdson
                                 President and Chief Executive Officer


                                 JOHN HANCOCK INVESTMENT TRUST III, on behalf of JOHN HANCOCK LARGE CAP GROWTH FUND


                                 By:________________________________________


                                 Susan S. Newton
                                 Senior Vice President and Secretary

Thank
you
for mailing
your proxy card
promptly!

                                                     VOTE THIS PROXY CARD TODAY!
                                        YOUR PROMPT RESPONSE WILL SAVE YOUR FUND
                                              THE EXPENSE OF ADDITIONAL MAILINGS


JOHN HANCOCK LARGE CAP GROWTH FUND
SPECIAL MEETING OF SHAREHOLDERS -March 23, 2005
PROXY SOLICITATION BY THE BOARD OF TRUSTEES

     The undersigned, revoking previous proxies, hereby appoint(s) James A. Shepherdson, Susan S. Newton and William H. King, with full power of substitution in each, to vote all the shares of beneficial interest of John Hancock Large Cap Growth Fund ("Large Cap Growth Fund") which the undersigned is
(are) entitled to vote at the Special Meeting of Shareholders (the "Meeting") of Large Cap Growth Fund to be held at 101 Huntington Avenue, Boston,
Massachusetts, on March 23, 2005 at 9:00 a.m., Boston time, and at any adjournment(s) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement dated February 4, 2005 is hereby acknowledged. If not revoked, this proxy shall be voted for the proposal.

                              Date                                        , 2005
                                  ----------------------------------------

                              PLEASE SIGN, DATE AND RETURN
                              PROMPTLY IN ENCLOSED ENVELOPE


                             -----------------------------------------------

                             -----------------------------------------------
                                             Signature(s)

                             NOTE: Signature(s) should agree with the name(s) printed herein. When signing as attorney, executor, administrator, trustee or guardian, please give your full name as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                                     VOTE THIS PROXY CARD TODAY!
                                                  YOUR PROMPT RESPONSE WILL SAVE
                                              THE EXPENSE OF ADDITIONAL MAILINGS


SPECIFY YOUR DESIRED ACTION BY A CHECK MARK IN THE APPROPRIATE SPACE. THIS PROXY WILL BE VOTED IN FAVOR OF (FOR) PROPOSAL 1 IF NO SPECIFICATION IS MADE BELOW. AS TO ANY OTHER MATTER, THE PROXY OR PROXIES WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGEMENT.

              PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW.

(1) To approve an Agreement and Plan of Reorganization between John Hancock Large Cap Growth Fund ("Large Cap Growth Fund") and John Hancock U.S. Global Leaders Growth Fund ("U.S. Global Leaders Growth Fund"). Under this Agreement, Large Cap Growth Fund would transfer all of its assets to U.S. Global Leaders Growth Fund in exchange for shares of U.S. Global Leaders Growth Fund. These shares will be distributed proportionately to you and the other shareholders of Large Cap Growth Fund. U.S. Global Leaders Growth Fund will also assume Large Cap Growth Fund's liabilities.

         FOR      |_|                  AGAINST  |_|               ABSTAIN  |_|

           PLEASE DO NOT FORGET TO SIGN THE REVERSE SIDE OF THIS CARD.

--------------------------------------------------------------------------------
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

John Hancock
------------
JOHN HANCOCK FUNDS

                         Internet Proxy Voting Services
                               Proxy Voting Form
                               John Hancock Funds
                             Large Cap Growth Fund

THE TRUSTEES RECOMMEND A VOTE "FOR" THE FOLLOWING PROPOSAL.

Proposal 1.                                       [ ]FOR  [ ]AGAINST  [ ]ABSTAIN

     To approve an Agreement and Plan of Reorganization between John Hancock Large Cap Growth Fund ("Large Cap Growth Fund") and John Hancock U.S. Global Leaders Growth Fund ("U.S. Global Leaders Growth Fund"). Under this Agreement, Large Cap Growth Fund would transfer all of its assets to U.S. Global Leaders Growth Fund in exchange for shares of U.S. Global Leaders Growth Fund. These shares will be distributed proportionately to you and the other shareholders of Large Cap Growth Fund. U.S. Global Leaders Growth Fund will also assume Large Cap Growth Fund's liabilities.

--------------------------------------------------------------------------------
Please refer to the proxy statement for discussion of each of these matters.
If not revoked, this proxy shall be voted "FOR" the proposal. Thank you for voting.
--------------------------------------------------------------------------------

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                 Press this button to {SUBMIT] your Proxy Vote.

Please review your selections carefully before voting.
If you vote more than once on the same Proxy, only your last (most recent) vote will be considered valid.

John Hancock
------------
JOHN HANCOCK FUNDS

                         Internet Proxy Voting Services
                               Proxy Voting Form
                               John Hancock Funds
                             Large Cap Growth Fund

--------------------------------------------------------------------------------
                    Thank You! Your vote has been submitted
--------------------------------------------------------------------------------

THE TRUSTEES RECOMMEND A VOTE "FOR" THE FOLLOWING PROPOSAL.

Proposal 1.

     To approve an Agreement and Plan of Reorganization between John Hancock Large Cap Growth Fund ("Large Cap Growth Fund") and John Hancock U.S. Global Leaders Growth Fund ("U.S. Global Leaders Growth Fund"). Under this Agreement, Large Cap Growth Fund would transfer all of its assets to U.S. Global Leaders Growth Fund in exchange for shares of U.S. Global Leaders Growth Fund. These shares will be distributed proportionately to you and the other shareholders of Large Cap Growth Fund. U.S. Global Leaders Growth Fund will also assume Large Cap Growth Fund's liabilities.

Please refer to the proxy statement for discussion of each of these matters.
--------------------------------------------------------------------------------
[Change Vote]   [Exit Internet Proxy Voting Service]   [Vote Another Proxy]

                                     Part B

                       Statement of Additional Information

                  JOHN HANCOCK U.S. GLOBAL LEADERS GROWTH FUND
       (the "Acquiring Fund", and a series of John Hancock Capital Series)

                       JOHN HANCOCK LARGE CAP GROWTH FUND
    (the "Acquired Fund", and a series of John Hancock Investment Trust III)

                              101 Huntington Avenue
                                Boston, MA 02199
                                 1-800-225-5291

                                February 4, 2005

This Statement of Additional Information provides additional information and is not a prospectus. It should be read in conjunction with the related proxy statement and prospectus that is also dated February 4, 2005. This Statement of Additional Information provides additional information about John Hancock U.S. Global Leaders Growth Fund and the Fund that it is acquiring, John Hancock Large Cap Growth Fund. Please retain this Statement of Additional Information for future reference. A copy of the proxy statement and prospectus can be obtained free of charge by calling John Hancock Signature Services, Inc., at 1-800-225-5291.

                                Table Of Contents

                                                                            Page
Introduction                                                                  3
Additional Information about the Acquiring Fund                               3
General Information and History                                               3
Investment Objective and Policies                                             3
Management of the Acquiring Fund                                              3
Control Persons and Principal Holders of Shares                               3
Investment Advisory and Other Services                                        3
Brokerage Allocation and Other Practices                                      3
Capital Stock and Other Securities                                            3
Purchase, Redemption and Pricing of Acquiring Fund Shares                     3
Tax Status                                                                    4
Underwriters                                                                  4
Calculation of Performance Data                                               4
Financial Statements                                                          4
                                                                              4
Additional Information about the Acquired Fund
General Information and History                                               4
Investment Objective and Policies                                             4
Management of the Acquired Fund                                               4
Control Persons and Principal Holders of Shares                               4
Investment Advisory and Other Services                                        4
Brokerage Allocation and Other Practices                                      4
Capital Stock and Other Securities                                            4
Purchase, Redemption and Pricing of Acquired Fund Shares                      5
Tax Status                                                                    5
Underwriters                                                                  5
Calculation of Performance Data                                               5
Financial Statements                                                          5

Exhibits

A - Statement of Additional Information, dated March 1, 2004 as revised July 15, 2004, of the Acquiring Fund including audited financial statements as of December 31, 2003.

B - Statement of Additional Information, dated March 1, 2004 as revised July 15, 2004, of the Acquired Fund including audited financial statements as of October 31, 2003.
C- Proforma combined financial statements as of June 30, 2004, assuming the reorganization of John Hancock Large Cap Growth Fund into John Hancock U.S. Global Leaders Growth Fund occurred on that date.

                                  INTRODUCTION

This Statement of Additional Information ("SAI") is intended to supplement the information provided in a proxy statement and prospectus dated February 4, 2005. The proxy statement and prospectus has been sent to the shareholders of the Acquired Fund in connection with the solicitation by the Trustees of the Acquired Fund of proxies to be voted at the Special Meeting of Shareholders of the Acquired Fund to be held on March 23, 2005. This Statement of Additional Information incorporates by reference the Statement of Additional Information of the Acquiring Fund, dated March 1, 2004 as revised July 15, 2004, and the Statement of Additional Information of the Acquired Fund, dated March 1, 2004 as revised July 15, 2004. The SAI for the Acquiring Fund and the SAI for the Acquired Fund are included with this Statement of Additional Information.

                 Additional Information About the Acquiring Fund
                 -----------------------------------------------

General Information and History
-------------------------------
For additional information about the Acquiring Fund generally and its history, see "Organization of the Fund" in the Acquiring Fund SAI attached hereto as Exhibit A.

Investment Objective and Policies
---------------------------------
For additional information about the Acquiring Fund's investment objective, policies and restrictions, see "Investment Objective and Policies" and "Investment Restrictions" in the Acquiring Fund SAI attached hereto as Exhibit A.

Management of the Acquiring Fund
--------------------------------
For additional information about the Acquiring Fund's Board of Trustees, officers and management personnel, see "Those Responsible for Management" in the Acquiring Fund SAI attached hereto as Exhibit A.

Control Persons and Principal Holders of Shares
-----------------------------------------------
For additional information about control persons of the Acquiring Fund and principal holders of shares of the Acquiring Fund, see "Those Responsible for Management" in the Acquiring Fund SAI attached hereto as Exhibit A.

Investment Advisory and Other Services
--------------------------------------
For additional information about the Acquiring Fund's investment adviser, investment subadviser, custodian, transfer agent and independent accountants, see "Investment Advisory and Other Services", "Distribution Contracts", "Transfer Agent Services", "Custody of Portfolio", and "Independent Auditors" in the Acquiring Fund SAI attached hereto as Exhibit A.

Brokerage Allocation and Other Practices
----------------------------------------
For additional information about the Acquiring Fund's brokerage allocation practices, see "Brokerage Allocation" in the Acquiring Fund SAI attached hereto as Exhibit A.

Capital Stock and Other Securities
----------------------------------
For additional information about the voting rights and other characteristics of the Acquiring Fund's shares of beneficial interest, see "Description of the Fund's Shares" in the Acquiring Fund SAI attached hereto as Exhibit A.

Purchase, Redemption and Pricing of Acquiring Fund Shares
---------------------------------------------------------
For additional information about the purchase, redemption and pricing of the Acquiring Fund's shares, see "Net Asset Value", "Initial Sales Charge on Class A shares", "Deferred Sales Charge on Class B and Clas C shares" Sales Compensation", "Special Redemptions", "Additional Services and Programs", and "Purchase and Redemptions through Third Parties" in the Acquiring Fund SAI attached hereto as Exhibit A.

Tax Status
----------
For additional information about the tax status of the Acquiring Fund, see "Tax Status" in the Acquiring Fund SAI, attached hereto as Exhibit A.

Underwriters
------------
For additional information about the Acquiring Fund's principal underwriter and the distribution contract between the principal underwriter and the Acquiring Fund, see "Distribution Contracts" in the Acquiring Fund SAI attached hereto as Exhibit A.

Calculation of Performance Data
-------------------------------
For additional information about the investment performance of the Acquiring Fund, see "Calculation of Performance" in the Acquiring Fund SAI attached hereto as Exhibit A.

Financial Statements
--------------------
Audited annual financial statements of the Acquiring Fund at December 31, 2003 are attached to the Acquiring Fund SAI, which is attached hereto as Exhibit A.

Pro forma combined financial statements as of June 30, 2004 are also attached hereto.


                 Additional Information About the Acquired Fund
                 ----------------------------------------------

General Information and History
-------------------------------
For additional information about the Acquired Fund generally and its history, see "Organization of the Fund" in the Acquired Fund SAI attached hereto as Exhibit B.

Investment Objective and Policies
---------------------------------
For additional information about the Acquired Fund's investment objectives, policies and restrictions, see "Investment Objective and Policies" and "Investment Restrictions" in the Acquired Fund SAI attached hereto as Exhibit B.

Management of Acquired Fund
---------------------------
For additional information about the Acquired Fund's Board of Trustees, officers and management personnel, see "Those Responsible for Management" in the Acquired Fund SAI attached hereto as Exhibit B.

Control Persons and Principal Holders of Shares
-----------------------------------------------
For additional information about control persons of the Acquiring Fund and principal holders of shares of the Acquiring Fund, see "Those Responsible for Management" in the Acquiring Fund SAI attached hereto as Exhibit A.

Investment Advisory and Other Services
--------------------------------------
For additional information about the Acquired Fund's investment adviser, custodian, transfer agent and independent accountants, see "Investment Advisory and Other Services", "Distribution Contracts", "Transfer Agent Services", "Custody of Portfolio" and "Independent Auditors" in the Acquired Fund SAI attached hereto as Exhibit B.

Brokerage Allocation and Other Practices
----------------------------------------
For additional information about the Acquired Fund's brokerage allocation practices, see "Brokerage Allocation" in the Acquired Fund SAI attached hereto as Exhibit B.

Capital Stock and Other Securities
----------------------------------
For additional information about the voting rights and other characteristics of the Acquired Fund's shares of beneficial interest, see "Description of the Fund's Shares" in the Acquired Fund SAI attached hereto as Exhibit B.

Purchase, Redemption and Pricing of Acquired Fund Shares
--------------------------------------------------------
For additional information about the purchase, redemption and pricing of the Acquired Fund's shares, see "Net Asset Value", "Initial Sales Charge on Class A shares", "Deferred Sales Charge on Class B and Class C shares", "Sales Compensation", "Additional Services and Programs", "Special Redemptions" and "Purchases and Redemptions Through Third Parties" in the Acquired Fund SAI attached hereto as Exhibit B.

Tax Status
----------
For additional information about the tax status of the Acquired Fund, see "Tax Status" in the Acquired Fund SAI attached hereto as Exhibit B.

Underwriters
------------
For additional information about the Acquired Fund's principal underwriter and the distribution contract between the principal underwriter and the Acquired Fund, see "Distribution Contracts" in the Acquired Fund SAI attached hereto as Exhibit B.

Calculation of Performance Data
-------------------------------
For additional information about the investment performance of the Acquired Fund, see "Calculation of Performance" in the Acquired Fund SAI attached hereto as Exhibit B.

Financial Statements
--------------------

Audited annual financial statements of the Acquired Fund at October 31, 2003 are attached to the Acquired Fund SAI, which is attached hereto as Exhibit B.

Pro forma combined financial statements as of June 30, 2004 are also attached hereto.

                                                                           DRAFT
          JOHN HANCOCK
          U.S. Global Leaders
          Growth Fund

          PROSPECTUS                                                    3.1.2004
                                                                      as revised
                                                                        2.4.2005

          [JOHN HANCOCK(R) LOGO]
          ----------------------
            JOHN HANCOCK FUNDS

          As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved this fund or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

CONTENTS
--------------------------------------------------------------------------------

              JOHN HANCOCK U.S. GLOBAL LEADERS GROWTH FUND                     4

              YOUR ACCOUNT
              ------------------------------------------------------------------
              CHOOSING A SHARE CLASS                                           6
              HOW SALES CHARGES ARE CALCULATED                                 6
              SALES CHARGE REDUCTIONS AND WAIVERS                              7
              OPENING AN ACCOUNT                                               8
              BUYING SHARES                                                    9
              SELLING SHARES                                                  10
              TRANSACTION POLICIES                                            12
              DIVIDENDS AND ACCOUNT POLICIES                                  14
              ADDITIONAL INVESTOR SERVICES                                    14

              FUND DETAILS
              ------------------------------------------------------------------
              BUSINESS STRUCTURE                                              15
              FINANCIAL HIGHLIGHTS                                            16

              FOR MORE INFORMATION                                    BACK COVER
              ------------------------------------------------------------------

U.S. GLOBAL LEADERS GROWTH FUND

GOAL AND STRATEGY

[GRAPHIC]

The fund seeks long-term growth of capital. To pursue this goal, the fund invests primarily in common stocks of "U.S. Global Leaders." Under normal market conditions, at least 80% of the fund's assets will be invested in stocks of companies the managers regard as U.S. Global Leaders.

The managers consider U.S. Global Leaders to be U.S. companies with multinational operations that typically exhibit the following key sustainable growth characteristics:

o Hold leading market shares of their relevant industries that result in high profit margins and high investment returns.

o Supply consumable products or services so that their revenue streams are recurring.

The managers seek to identify companies with superior long-term earnings prospects and to continue to own them as long as the managers believe they will continue to enjoy favorable prospects for capital growth and are not overvalued in the marketplace.

As a result of its investment strategy, the fund typically invests in large-capitalization companies (companies in the capitalization range of the Standard & Poor's 500 Index, which was $____ million to $____ billion as of December 31, 2004).

The fund is non-diversified, which allows it to make larger investments in individual companies.

The fund may invest in other types of equity securities and foreign stocks.

In abnormal circumstances, the fund may temporarily invest in short-term cash equivalents. In these and other cases, the fund might not achieve its goal.

================================================================================

PAST PERFORMANCE

[GRAPHIC]

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help to provide an indication of the fund's risks. Year-by-year and average annual figures for the period prior to May 17, 2002 reflect the actual performance of the sole class of U.S. Global Leaders Growth Fund, the fund's predecessor. On May 17, 2002, the fund acquired all of the assets of U.S. Global Leaders Growth Fund pursuant to an agreement and plan of reorganization in exchange for Class A shares of the fund. The total expenses for the fund's Class A shares are estimated to be substantially the same as the predecessor fund's sole class of shares. The average annual returns for Class A have been restated to reflect applicable sales charges. This adjustment will have the effect of reducing the previously reported performance of the U.S. Global Leaders Growth Fund. Year-by-year and index figures do not reflect sales charges and would be lower if they did. The average annual total returns for Class C have been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

CLASS A, TOTAL RETURNS
BEST QUARTER: Q4 '98, 29.43%
WORST QUARTER: Q3 '98, -16.69%

AFTER-TAX RETURNS
After-tax returns are shown for Class A shares only and would be different for the other classes. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INDEX (reflects no fees or taxes)
STANDARD & POOR'S 500 INDEX, an unmanaged index that includes 500 widely traded stocks.

CLASS A CALENDAR YEAR TOTAL RETURNS (WITHOUT SALES CHARGES)

    [THE FOLLOWING TABLE WAS REPRESENTED BY A GRAPH IN THE PRINTED MATERIAL.]

1996    22.94%
1997    40.68%
1998    31.98%
1999     7.88%
2000     4.15%
2001    -6.83%
2002   -14.51%
2003    19.24%
2004

AVERAGE ANNUAL TOTAL RETURNS (INCLUDING SALES CHARGE) FOR PERIODS ENDING
12-31-04

                                                                  LIFE OF   LIFE OF   LIFE OF
                                                1 YEAR   5 YEAR   CLASS A   CLASS B   CLASS C
Class A before tax (began 9-29-95)                   %        %         %       --        --
Class A after tax on distributions                   %        %         %       --        --
Class A after tax on distributions, with sale        %        %         %       --        --
Class B before tax (began 5-20-02)                   %      --        --          %       --
Class C before tax (began 5-20-02)                   %      --        --        --          %
---------------------------------------------------------------------------------------------
Standard & Poor's 500 Index                          %        %         %         %         %

MAIN RISKS

[GRAPHIC]

The value of your investment will fluctuate in response to stock market movements.

The fund's management strategy has a significant influence on fund performance. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on small- or medium-capitalization stocks. Similarly, growth stocks could underperform value stocks.

Companies that have substantial multinational operations may be affected by fluctuations in currency exchange rates and by economic and political conditions in foreign countries. These conditions may include restrictions on monetary repatriation and possible seizure, nationalization or expropriation of assets. To the extent the fund invests in a given industry, its performance will be hurt if that industry performs poorly. In addition, if the managers' security selection strategies do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o If the fund invests heavily in a single issuer, its performance could suffer significantly from adverse events affecting that issuer.

o In a down market, higher-risk securities could become harder to value or to sell at a fair price.

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.

================================================================================

YOUR EXPENSES

[GRPAHIC]

Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

SHAREHOLDER TRANSACTION EXPENSES(1)                   CLASS A   CLASS B   CLASS C
Maximum front-end sales charge (load) on purchases
as a % of purchase price                                5.00%     none      none
Maximum deferred sales charge (load)
as a % of purchase or sale price, whichever is less     none(2)   5.00%     1.00%

ANNUAL OPERATING EXPENSES                             CLASS A   CLASS B   CLASS C
Management fee                                          0.75%     0.75%     0.75%
Distribution and service (12b-1) fees                   0.25%     1.00%     1.00%
Other expenses                                          0.36%     0.36%     0.36%
Total fund operating expenses                           1.36%     2.11%     2.11%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSES                     YEAR 1   YEAR 3   YEAR 5    YEAR 10

Class A                       $ 632    $ 909   $ 1,207   $ 2,053
Class B with redemption       $ 714    $ 961   $ 1,334   $ 2,250
Class B without redemption    $ 214    $ 661   $ 1,134   $ 2,250
Class C with redemption       $ 314    $ 661   $ 1,134   $ 2,441
Class C without redemption    $ 214    $ 661   $ 1,134   $ 2,441

(1)  A $4.00 FEE WILL BE CHARGED FOR WIRE REDEMPTIONS.
(2) EXCEPT FOR INVESTMENTS OF $1 MILLION OR MORE; SEE "HOW SALES CHARGES ARE CALCULATED."

================================================================================

SUBADVISER

SUSTAINABLE GROWTH ADVISERS, LP

Responsible for day-to-day investment management

Founded in 2003

Supervised by the adviser

PORTFOLIO MANAGERS

GORDON M. MARCHAND, CFA, CIC
Managed fund since 1995

GEORGE P. FRAISE
Joined fund team in 2000

ROBERT L. ROHN
Joined fund team in 2003

SEE PAGE 15 FOR THE MANAGEMENT BIOGRAPHIES.

FUND CODES

CLASS A   Ticker           USGLX
          CUSIP            409902830
          Newspaper        USGlobLdrs
          SEC number       811-1677
          JH fund number   26

CLASS B   Ticker           USLBX
          CUSIP            409902822
          Newspaper        --
          SEC number       811-1677
          JH fund number   126

CLASS C   Ticker           USLCX
          CUSIP            409902814
          Newspaper        --
          SEC number       811-1677
          JH fund number   526

YOUR ACCOUNT

--------------------------------------------------------------------------------
CHOOSING A SHARE CLASS

Each share class has its own cost structure, including a Rule 12b-1 plan that allows it to pay fees for the sale, distribution and service of its shares. Your financial representative can help you decide which share class is best for you.

CLASS A

o    A front-end sales charge, as described at right.

o    Distribution and service (12b-1) fees of 0.25%.

CLASS B

o    No front-end sales charge; all your money goes to work for you right away.

o    Distribution and service (12b-1) fees of 1.00%.

o    A deferred sales charge, as described on following page.

o Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

CLASS C

o    No front-end sales charge; all your money goes to work for you right away.

o    Distribution and service (12b-1) fees of 1.00%.

o A 1.00% contingent deferred sales charge on shares sold within one year of purchase.

o No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

INVESTORS PURCHASING $1 MILLION OR MORE OF CLASS B OR CLASS C SHARES MAY WANT TO CONSIDER THE LOWER OPERATING EXPENSES OF CLASS A SHARES.

FOR ACTUAL PAST EXPENSES OF EACH SHARE CLASS, SEE THE FUND INFORMATION EARLIER IN THIS PROSPECTUS.

BECAUSE 12b-1 FEES ARE PAID ON AN ONGOING BASIS, THEY MAY COST SHAREHOLDERS MORE THAN OTHER TYPES OF SALES CHARGES.

YOUR BROKER/DEALER RECEIVES A PERCENTAGE OF THESE SALES CHARGES AND FEES. IN ADDITION, JOHN HANCOCK FUNDS MAY PAY SIGNIFICANT COMPENSATION OUT OF ITS OWN RESOURCES TO YOUR BROKER-DEALER. THESE PAYMENTS ARE DESCRIBED IN THE STATEMENT OF ADDITIONAL INFORMATION.

YOUR BROKER/DEALER OR AGENT MAY CHARGE YOU A FEE TO EFFECT TRANSACTIONS IN FUND SHARES.

OTHER CLASSES OF SHARES OF THE FUND, WHICH HAVE THEIR OWN EXPENSE STRUCTURE, MAY BE OFFERED IN SEPARATE PROSPECTUSES.

--------------------------------------------------------------------------------
HOW SALES CHARGES ARE CALCULATED

CLASS A Sales charges are as follows:

CLASS A SALES CHARGES

                               AS A % OF   AS A % OF YOUR
YOUR INVESTMENT          OFFERING PRICE*       INVESTMENT

Up to $49,999                      5.00%            5.26%
$50,000 - $99,999                  4.50%            4.71%
$100,000 - $249,999                3.50%            3.63%
$250,000 - $499,000                2.50%            2.56%
$500,000 - $999,999                2.00%            2.04%
$1,000,000 and over           See below

*OFFERING PRICE IS THE NET ASSET VALUE PER SHARE PLUS ANY INITIAL SALES CHARGE.

You may qualify for a reduced Class A sales charge if you own or are purchasing Class A, Class B, Class C, Class I or Class R shares of John Hancock mutual funds. TO RECEIVE THE REDUCED SALES CHARGE, YOU MUST TELL YOUR BROKER OR FINANCIAL ADVISER AT THE TIME YOU PURCHASE A FUND'S CLASS A SHARES ABOUT ANY OTHER JOHN HANCOCK MUTUAL FUNDS HELD BY YOU, YOUR SPOUSE OR YOUR CHILDREN UNDER THE AGE OF 21. This includes investments held in a retirement account, an employee benefit plan or at a broker or financial adviser other than the one handling your current purchase. John Hancock will credit the combined value, at the current offering price, of all eligible accounts to determine whether you qualify for a reduced sales charge on your current purchase. You may need to provide documentation for these accounts, such as an account statement. For more information about these reduced sales charges, you may visit the funds' Web site at www.jhfunds.com. You may also consult your broker or financial adviser or refer to the section entitled "Initial Sales Charge on Class A Shares" in the funds' Statement of Additional Information. You may request a Statement of Additional Information from your broker or financial adviser, access the funds' Web site at www.jhfunds.com or call 1-800-225-5291.

INVESTMENTS OF $1 MILLION OR MORE Class A shares are available with no front-end sales charge. There is a contingent deferred sales charge (CDSC) on any Class A shares upon which a commission or finder's fee was paid that are sold within one year of purchase, as follows:

CLASS A DEFERRED CHARGES ON $1 MILLION+ INVESTMENTS

                             CDSC ON SHARES
YOUR INVESTMENT                  BEING SOLD

First $1M - $4,999,999                1.00%
Next $1 - $5M above that              0.50%
Next $1 or more above that            0.25%

FOR PURPOSES OF THIS CDSC, ALL PURCHASES MADE DURING A CALENDAR MONTH ARE COUNTED AS HAVING BEEN MADE ON THE FIRST DAY OF THAT MONTH.

6  YOUR ACCOUNT

The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

CLASS B AND CLASS C Shares are offered at their net asset value per share, without any initial sales charge.

A CDSC may be charged if a commission has been paid and you sell Class B or Class C shares within a certain time after you bought them, as described in the tables below. There is no CDSC on shares acquired through reinvestment of dividends. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSCs are as follows:

CLASS B DEFERRED CHARGES

                           CDSC ON SHARES
YEARS AFTER PURCHASE           BEING SOLD

1st year                            5.00%
2nd year                            4.00%
3rd or 4th year                     3.00%
5th year                            2.00%
6th year                            1.00%
After 6th year                      none

CLASS C DEFERRED CHARGES

YEARS AFTER PURCHASE                 CDSC

1st year                            1.00%
After 1st year                      none

FOR PURPOSES OF THESE CDSCS, ALL PURCHASES MADE DURING A CALENDAR MONTH ARE COUNTED AS HAVING BEEN MADE ON THE FIRST DAY OF THAT MONTH.

To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these to meet your request, we will sell those shares that have the lowest CDSC.

--------------------------------------------------------------------------------
SALES CHARGE REDUCTIONS AND WAIVERS

REDUCING YOUR CLASS A SALES CHARGES There are several ways you can combine multiple purchases of Class A shares of John Hancock funds to take advantage of the breakpoints in the sales charge schedule. The first three ways can be combined in any manner.

o Accumulation Privilege -- lets you add the value of any class of shares of any John Hancock funds you already own to the amount of your next Class A investment for purposes of calculating the sales charge. However, Class A shares of money market funds will not quality unless you have already paid a sales charge on those shares.

o Letter of Intention -- lets you purchase Class A shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. You can use a Letter of Intention to qualify for reduced sales charges if you plan to invest at least $50,000 in a fund's Class A shares during the next 13 months. The calculation of this amount would include accumulations and combinations, as well as your current holdings of all classes of John Hancock funds, which includes any reinvestment of dividends and capital gains distributions. However, Class A shares of money market funds will be excluded unless you have already paid a sales charge. When you sign this letter, the funds agree to charge you the reduced sales charges listed above. Completing a Letter of Intention does not obligate you to purchase additional shares. However, if you do not buy enough shares to qualify for the lower sales charges by the earlier of the end of the 13-month period or when you sell your shares, your sales charges will be recalculated to reflect your actual purchase level. Also available for retirement plan investors is a 48-month Letter of Intention, described in the SAI.

o Combination Privilege -- lets you combine Class A shares of multiple funds for purposes of calculating the sales charge.

TO UTILIZE ANY REDUCTION YOU MUST: COMPLETE THE APPROPRIATE SECTION OF YOUR APPLICATION, OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR SIGNATURE SERVICES. CONSULT THE SAI FOR ADDITIONAL DETAILS (SEE THE BACK COVER OF THIS PROSPECTUS).

GROUP INVESTMENT PROGRAM A group may be treated as a single purchaser under the accumulation and combination privileges. Each investor has an individual account, but the group's investments are lumped together for sales charge purposes, making the investors potentially eligible for reduced sales charges. There is no charge or obligation to invest (although initial investments must total at least $250) and individual investors may close their accounts at any time.

TO UTILIZE THIS PROGRAM YOU MUST: CONTACT YOUR FINANCIAL REPRESENTATIVE OR SIGNATURE SERVICES TO FIND OUT HOW TO QUALIFY. CONSULT THE SAI FOR ADDITIONAL DETAILS (SEE THE BACK COVER OF THIS PROSPECTUS).

                                                                 YOUR ACCOUNT  7

CDSC WAIVERS As long as Signature Services is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

o    to make payments through certain systematic withdrawal plans

o certain retirement plans participating in Merrill Lynch or PruArray programs

o redemptions pursuant to the fund's right to liquidate an account less than $1,000

o redemptions of Class A shares made after one year from the inception of a retirement plan at John Hancock

o    to make certain distributions from a retirement plan

o    because of shareholder death or disability

TO UTILIZE THIS WAIVER YOU MUST: CONTACT YOUR FINANCIAL REPRESENTATIVE OR SIGNATURE SERVICES. CONSULT THE SAI FOR ADDITIONAL DETAILS (SEE THE BACK COVER OF THIS PROSPECTUS).

REINSTATEMENT PRIVILEGE If you sell shares of a John Hancock fund, you may reinvest some or all of the proceeds in the same share class of any John Hancock fund within 120 days without a sales charge, as long as Signature Services is notified before you reinvest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

TO UTILIZE THIS PRIVILEGE YOU MUST: CONTACT YOUR FINANCIAL REPRESENTATIVE OR SIGNATURE SERVICES.

WAIVERS FOR CERTAIN INVESTORS Class A shares may be offered without front-end sales charges or CDSCs to various individuals and institutions, including:

o selling brokers and their employees and sales representatives (and their Immediate Family, as defined in the SAI)

o financial representatives utilizing fund shares in fee-based investment products under signed agreement with John Hancock Funds

o fund trustees and other individuals who are affiliated with these or other John Hancock funds (and their Immediate Family, as defined in the SAI)

o individuals transferring assets from an employee benefit plan into a John Hancock fund

o participants in certain retirement plans with at least 100 eligible employees (one-year CDSC applies)

o participants in certain 529 plans that have a signed agreement with John Hancock Funds (one-year CDSC may apply)

o certain retirement plans participating in Merrill Lynch or PruArray programs

TO UTILIZE A WAIVER YOU MUST: CONTACT YOUR FINANCIAL REPRESENTATIVE OR SIGNATURE SERVICES. CONSULT THE SAI FOR ADDITIONAL DETAILS (SEE THE BACK COVER OF THIS PROSPECTUS).

OTHER WAIVERS Front-end sales charges and CDSCs are generally not imposed in connection with the following transactions:

o exchanges from one John Hancock Fund to the same class of any other John Hancock Fund (see "Transactions Policies" in this prospectus for additional details)

o dividend reinvestments (see "Dividends and Account Policies" in this prospectus for additional details)

--------------------------------------------------------------------------------
OPENING AN ACCOUNT

1    Read this prospectus carefully.

2 Determine how much you want to invest. The minimum initial investments for the John Hancock funds are as follows:

     o    non-retirement account: $1,000
     o    retirement account:$500
     o    group investments: $250
     o Monthly Automatic Accumulation Plan (MAAP): $25 to open; you must invest at least $25 a month

3 All shareholders must complete the account application, carefully following the instructions. When opening a corporate account, you must submit: (1) a new account application; (2) a corporate business/organization resolution certified within the past 12 months or a John Hancock Funds business/organization certification form; and (3) articles of incorporation or a government-issued business license. When opening a trust account, you must submit: (1) a new account application and (2) a copy of the trust document certified within the past 12 months. You must notify your financial representative or Signature Services if this information changes. Signature Services reserves the right to require additional documentation prior to opening any account. For more details, please contact your financial representative or call Signature Services at 1-800-225-5291.

4 Complete the appropriate parts of the account privileges application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.

5 Make your initial investment using the table on the next page. You and your financial representative can initiate any purchase, exchange or sale of shares.

8  YOUR ACCOUNT

BUYING SHARES
--------------------------------------------------------------------------------

                OPENING AN ACCOUNT                                   ADDING TO AN ACCOUNT
BY CHECK

[GRAPHIC]       o   Make out a check for the investment amount,      o   Make out a check for the investment amount
                    payable to "John Hancock Signature Services,         payable to "John Hancock Signature Services,
                    Inc."                                                Inc."

                o   Deliver the check and your completed             o   Fill out the detachable investment slip from
                    application to your financial representative,        an account statement. If no slip is available,
                    or mail them to Signature Services (address          include a note specifying the fund name, your
                    below).                                              share class, your account number and the
                                                                         name(s) in which the account is registered.

                                                                     o   Deliver the check and your investment slip or
                                                                         note to your financial representative, or mail
                                                                         them to Signature Services (address below).

BY EXCHANGE

[GRAPHIC]       o   Call your financial representative or            o   Log on to www.jhfunds.com to process exchanges
                    Signature Services to request an exchange.           between funds.

                                                                     o   Call EASI-Line for automated service 24 hours
                                                                         a day using your touch-tone phone at
                                                                         1-800-338-8080.

                                                                     o   Call your financial representative or
                                                                         Signature Services to request an exchange.

BY WIRE

[GRAPHIC]       o   Deliver your completed application to your       o   Instruct your bank to wire the amount of your
                    financial representative, or mail it to              investment to:
                    Signature Services.                                     First Signature Bank & Trust
                                                                            Account # 900000260
                o   Obtain your account number by calling your              Routing # 211475000
                    financial representative or Signature
                    Services.                                        Specify the fund name, your share class, your
                                                                     account number and the name(s) in which the
                o   Instruct your bank to wire the amount of your    account is registered. Your bank may charge a fee
                    investment to:                                   to wire funds.
                       First Signature Bank & Trust
                       Account # 900000260
                       Routing # 211475000

                Specify the fund name, your choice of share class, the new account number and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

BY INTERNET

[GRAPHIC]       See "By exchange" and "By wire."                     o   Verify that your bank or credit union is a
                                                                         member of the Automated Clearing House (ACH)
                                                                         system.

                                                                     o   Complete the "Bank Information" section on
                                                                         your account application.

                                                                     o   Log on to www.jhfunds.com to initiate
                                                                         purchases using your authorized bank account.

BY PHONE

[GRAPHIC]       See "By exchange" and "By wire."                     o   Verify that your bank or credit union is a
                                                                         member of the Automated Clearing House (ACH)
                                                                         system.

                                                                     o   Complete the "Bank Information" section on
                                                                         your account application.

                                                                     o   Call EASI-Line for automated service 24 hours
                                                                         a day using your touch-tone phone at
                                                                         1-800-338-8080.

                                                                     o   Call your financial representative or call
                                                                         Signature Services between 8 A.M. and 7 P .M.
                                                                         Eastern Time on most business days.

TO OPEN OR ADD TO AN ACCOUNT USING THE MONTHLY AUTOMATIC ACCUMULATION PROGRAM, SEE "ADDITIONAL INVESTOR SERVICES."

ADDRESS:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

PHONE NUMBER: 1-800-225-5291

Or contact your financial representative for instructions and assistance.

                                                                 YOUR ACCOUNT  9

SELLING SHARES

                                                                     TO SELL SOME OR ALL OF YOUR SHARES
BY LETTER

[GRAPHIC]       o   Accounts of any type.                            o   Write a letter of instruction or complete a
                                                                         stock power indicating the fund name, your
                o   Sales of any amount.                                 share class, your account number, the name(s)
                                                                         in which the account is registered and the
                                                                         dollar value or number of shares you wish to
                                                                         sell.

                                                                     o   Include all signatures and any additional
                                                                         documents that may be required (see next
                                                                         page).

                                                                     o   Mail the materials to Signature Services.

                                                                     o   A check will be mailed to the name(s) and
                                                                         address in which the account is registered, or
                                                                         otherwise according to your letter of
                                                                         instruction.

BY INTERNET

[GRAPHIC]       o   Most accounts.                                   o   Log on to www.jhfunds.com to initiate
                                                                         redemptions from your funds.
                o   Sales of up to $100,000.

BY PHONE

[GRAPHIC]       o   Most accounts.                                   o   Call EASI-Line for automated service 24 hours
                                                                         a day using your touch-tone phone at
                o   Sales of up to $100,000.                             1-800-338-8080.

                                                                     o   Call your financial representative or call
                                                                         Signature Services between 8 A.M. and 7 P .M.
                                                                         Eastern Time on most business days.

BY WIRE OR ELECTRONIC FUNDS TRANSFER (EFT)

[GRAPHIC]       o   Requests by letter to sell any amount.           o   To verify that the Internet or telephone
                                                                         redemption privilege is in place on an
                o   Requests by Internet or phone to sell up to          account, or to request the form to add it to
                    $100,000.                                            an existing account, call Signature Services.

                                                                     o   Amounts of $1,000 or more will be wired on the
                                                                         next business day. A $4 fee will be deducted
                                                                         from your account.

                                                                     o   Amounts of less than $1,000 may be sent by EFT
                                                                         or by check. Funds from EFT transactions are
                                                                         generally available by the second business
                                                                         day. Your bank may charge a fee for this
                                                                         service.

BY EXCHANGE

[GRAPHIC]       o   Accounts of any type.                            o   Obtain a current prospectus for the fund into
                                                                         which you are exchanging by Internet or by
                o   Sales of any amount.                                 calling your financial representative or
                                                                         Signature Services.

                                                                     o   Log on to www.jhfunds.com to process exchanges
                                                                         between your funds.

                                                                     o   Call EASI-Line for automated service 24 hours
                                                                         a day using your touch-tone phone at
                                                                         1-800-338-8080.

                                                                     o   Call your financial representative or
                                                                         Signature Services to request an exchange.

TO SELL SHARES THROUGH A SYSTEMATIC WITHDRAWAL PLAN, SEE "ADDITIONAL INVESTOR SERVICES."

10  YOUR ACCOUNT

SELLING SHARES IN WRITING In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

o    your address of record has changed within the past 30 days

o    you are selling more than $100,000 worth of shares

o you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s)

You will need to obtain your signature guarantee from a member of the Signature Guarantee Medallion Program. Most brokers and securities dealers are members of this program. A notary public CANNOT provide a signature guarantee.

SELLER                                                            REQUIREMENTS FOR WRITTEN REQUESTS           [GRAPHIC]
   Owners of individual, joint or UGMA/UTMA accounts (custodial   o  Letter of instruction.
   accounts for minors).
                                                                  o  On the letter, the signatures and titles of all persons authorized to sign for the account, exactly as the
                                                                     account is registered.

                                                                  o  Signature guarantee if applicable (see above).

   Owners of corporate, sole proprietorship, general partner or   o  Letter of instruction.
   association accounts.
                                                                  o  Corporate business/organization resolution, certified
                                                                     within the past 12 months, or a John Hancock Funds
                                                                     business/organization certification form.

                                                                  o  On the letter and the resolution, the signature of the
                                                                     person(s) authorized to sign for the account.

                                                                  o  Signature guarantee if applicable (see above).

   Owners or trustees of trust accounts.                          o  Letter of instruction.

                                                                  o  On the letter, the signature(s) of the trustee(s).

                                                                  o  Copy of the trust document certified within the past 12 months or a John Hancock Funds trust certification form.

                                                                  o  Signature guarantee if applicable (see above).

   Joint tenancy shareholders with rights of survivorship whose   o  Letter of instruction signed by surviving tenant.
   co-tenants are deceased.
                                                                  o  Copy of death certificate.

                                                                  o  Signature guarantee if applicable (see above).

   Executors of shareholder estates.                              o  Letter of instruction signed by executor.

                                                                  o  Copy of order appointing executor, certified within the past 12 months.

                                                                  o  Signature guarantee if applicable (see above).

   Administrators, conservators, guardians and other sellers or   o  Call 1-800-225-5291 for instructions.
   account types not listed above.

ADDRESS:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

PHONE NUMBER: 1-800-225-5291

Or contact your financial representative for instructions and assistance.

                                                                YOUR ACCOUNT  11

--------------------------------------------------------------------------------
TRANSACTION POLICIES

VALUATION OF SHARES The net asset value (NAV) per share for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4 P.M. Eastern Time). The funds use market prices in valuing portfolio securities, but may use fair-value estimates if reliable market prices are unavailable. For example, the funds may value securities at fair value if the value of these securities has been materially affected by events occurring after the close of a foreign market. Because developments that could affect the values of foreign securities may occur between the close of the foreign market where the security is principally traded and the funds' valuation time, such closing prices may not be reflective of current market prices and current market prices may not be readily available when the funds determine their net asset values, and therefore the funds may adjust closing market prices of foreign securities to reflect what it believes to be the fair value of the securities as of the funds' valuation time. Foreign stock or other portfolio securities held by the funds may trade on U.S. holidays and weekends, even though the funds' shares will not be priced on those days. This may change the funds' NAV on days when you cannot buy or sell shares. For more information on the valuation of shares, please see the Statement of Additional Information.

BUY AND SELL PRICES When you buy shares, you pay the NAV plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV minus any applicable deferred sales charges.

EXECUTION OF REQUESTS The fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after Signature Services receives your request in good order.

At times of peak activity, it may be difficult to place requests by phone. During these times, consider using EASI-Line, accessing www.jhfunds.com, or sending your request in writing.

In unusual circumstances, the fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

TELEPHONE TRANSACTIONS For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

EXCHANGES You may exchange shares of one John Hancock fund for shares of the same class of any other, generally without paying any additional sales charges. The registration for both accounts involved must be identical.

Class B and Class C shares will continue to age from the original date and will retain the same CDSC rate. A CDSC rate that has increased will drop again with a future exchange into a fund with a lower rate. A fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders. For further details, see "Additional Services and Programs" in the SAI (see the back cover of this prospectus).

EXCESSIVE TRADING The funds are intended for long-term investment purposes only and do not knowingly accept shareholders who engage in "market timing" or other types of excessive short-term trading. Short-term trading into and out of a fund can disrupt portfolio investment strategies and may increase fund expenses for all shareholders, including long-term shareholders who do not generate these costs.

RIGHT TO REJECT OR RESTRICT PURCHASE AND EXCHANGE ORDERS Purchases and exchanges should be made primarily for investment purposes. The funds reserve the right to restrict, reject or cancel, for any reason and without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder's financial intermediary. For example, the funds may in their discretion restrict, reject or cancel a purchase or exchange order even if the transaction is not subject to the specific "Limitations on Exchange Activity" described below if the funds or their agents determine that accepting the order could interfere with the efficient management of a fund's portfolio or otherwise not be in the fund's interest. In the event that the funds reject or cancel an exchange request, neither the redemption nor the purchase side of the exchange will be processed. The funds reserve the right to delay for up to one business day the processing of exchange requests in the event that, in the funds' judgment, such delay would be in the funds' best interest, in which case both the redemption and purchase side of the exchange will receive the funds' net asset values at the conclusion of the delay period. The funds, through their agents in their sole discretion, may impose these remedial actions at the account holder level or the underlying shareholder level.

EXCHANGE LIMITATION POLICIES The funds' Boards of Trustees have adopted the following policies and procedures by which the funds, subject to the limitations described below, take steps reasonably designed to curtail excessive trading practices.

LIMITATIONS ON EXCHANGE ACTIVITY The funds, through their agents, undertake to use their best efforts to exercise the funds' right to restrict, reject or cancel purchase and exchange orders, as described above, if an account holder, who purchases or exchanges into a fund account in an amount of $5,000 or more, exchanges $1,000 or more out of that fund account within 30 calendar days on three occasions during any 12-month period. Nothing in this paragraph limits the right of the funds to refuse any purchase or exchange order, as in the preceding paragraph.

12  YOUR ACCOUNT

Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the accountholder. These exchange limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations or Department of Labor regulations. Certain automated or pre-established exchange, asset allocation and dollar cost averaging programs are not subject to these exchange limits. These exchange limits are subject to the funds' ability to monitor exchange activity, as discussed under "Limitations on the ability to detect and curtail excessive trading practices" below. Depending upon the composition of a fund's shareholder accounts and in light of the limitations on the ability of the funds to detect and curtail excessive trading practices, a significant percentage of a fund's shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, the funds consider information available to them at the time and reserve the right to consider trading activity in a single account or multiple accounts under common ownership, control or influence.

LIMITATION ON THE ABILITY TO DETECT AND CURTAIL EXCESSIVE TRADING PRACTICES Shareholders seeking to engage in excessive trading practices sometimes deploy a variety of strategies to avoid detection, and, despite the efforts of the funds to prevent their excessive trading, there is no guarantee that the funds or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the funds and their agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the funds will not always be able to detect frequent trading activity, investors should not assume that the funds will be able to detect or prevent all frequent trading or other practices that disadvantage the funds. For example, the ability of the fund to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial adviser, broker, retirement plan administrator or fee-based program sponsor, maintains the record of a fund's underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of a fund, particularly among certain financial intermediaries such as financial advisers, brokers, retirement plan administrators or fee-based program sponsors. These arrangements often permit the financial intermediary to aggregate their clients' transaction and ownership positions and do not identify the particular underlying shareholder(s) to the fund.

EXCESSIVE TRADING RISK To the extent that the funds or their agents are unable to curtail excessive trading practices in a fund, these practices may interfere with the efficient management of the fund's portfolio, and may result in the fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the fund's operating costs and decrease the fund's investment performance, and maintenance of higher levels of cash balances would likewise result in lower fund investment performance during periods of rising markets.

In addition, to the extent that a fund significantly invests in foreign securities traded on markets which may close prior to when the fund determines its net asset value (referred to as the valuation time), excessive trading by certain shareholders may cause dilution in the value of fund shares held by other shareholders. Because events may occur after the close of these foreign markets and before the fund's valuation time that influence the value of these foreign securities, investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these foreign securities as of the fund's valuation time (referred to as price arbitrage). The fund has procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what it believes to be the fair value of the securities as of the fund's valuation time. To the extent that the fund does not accurately value foreign securities as of its valuation time, investors engaging in price arbitrage may cause dilution in the value of fund shares held by the other shareholders.

To the extent that a fund significantly invests in high yield bonds (commonly known as junk bonds) or small cap equity securities, because these securities are often infrequently traded, investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of the fund's portfolio to a greater degree than funds which invest in highly liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of the fund shares held by other shareholders.

ACCOUNT INFORMATION John Hancock Funds is required by law to obtain information for verifying an account holder's identity. For example, an individual will be required to supply name, address, date of birth and social security number. If you do not provide the required information, we may not be able to open your account. If verification is unsuccessful, John Hancock Funds may close your account, redeem your shares at the next NAV minus any applicable sales charges and take any other steps that it deems reasonable.

CERTIFICATED SHARES The fund does not issue share certificates. Shares are electronically recorded.

SALES IN ADVANCE OF PURCHASE PAYMENTS When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

                                                                YOUR ACCOUNT  13

--------------------------------------------------------------------------------
DIVIDENDS AND ACCOUNT POLICIES

ACCOUNT STATEMENTS In general, you will receive account statements as follows:

o after every transaction (except a dividend reinvestment automatic investment or systematic withdrawal) that affects your account balance

o    after any changes of name or address of the registered owner(s)

o    in all other circumstances, every quarter

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

DIVIDENDS The fund generally distributes most or all of its net earnings annually in the form of dividends. The fund declares and pays any income dividends annually. Capital gains, if any, are typically distributed annually.

DIVIDEND REINVESTMENTS Most investors have their dividends reinvested in additional shares of the same fund and class. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested on the dividend record date. Alternatively, you can choose to have a check for your dividends and capital gains in the amount of more than $10 mailed to you. However, if the check is not deliverable or the combined dividend and capital gains amount is $10 or less, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested. No front-end sales charge or CDSC will be imposed on shares derived from reinvestment of dividends or capital gains distributions.

TAXABILITY OF DIVIDENDS Dividends you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from the fund's long-term capital gains are taxable as capital gains; dividends from the fund's income and short-term capital gains are generally taxable as ordinary income. Whether gains are short-term or long-term depends on the fund's holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

TAXABILITY OF TRANSACTIONS Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

SMALL ACCOUNTS (NON-RETIREMENT ONLY) If you draw down a non-retirement account so that its total value is less than $1,000, you may be asked to purchase more shares within 30 days. If you do not take action, your fund may close out your account and mail you the proceeds. Alternatively, your fund may charge you $20 a year to maintain your account. You will not be charged a CDSC if your account is closed for this reason. Your account will not be closed or charged this fee if its drop in value is due to fund performance or the effects of sales charges. If your account balance is $100 or less and no action is taken, the account will be liquidated.

--------------------------------------------------------------------------------
ADDITIONAL INVESTOR SERVICES

MONTHLY AUTOMATIC ACCUMULATION PROGRAM (MAAP)

MAAP lets you set up regular investments from your paycheck or bank account to the John Hancock fund(s) of your choice. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish:

o    Complete the appropriate parts of your account application.
o If you are using MAAP to open an account, make out a check ($25 minimum) for your first investment amount payable to "John Hancock Signature Services, Inc." Deliver your check and application to your financial representative or Signature Services.

SYSTEMATIC WITHDRAWAL PLAN This plan may be used for routine bill payments or periodic withdrawals from your account. To establish:

o    Make sure you have at least $5,000 worth of shares in your account.
o Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges).
o Specify the payee(s). The payee may be yourself or any other party, and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule.
o Determine the schedule: monthly, quarterly, semiannually, annually or in certain selected months.
o Fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or Signature Services.

RETIREMENT PLANS John Hancock Funds offers a range of retirement plans, including traditional and Roth IRAs, Coverdell ESAs, SIMPLE plans and SEPs. Using these plans, you can invest in any John Hancock fund (except tax-free income funds) with a low minimum investment of $500 or, for some group plans, no minimum investment at all. To find out more, call Signature Services at 1-800-225-5291.

FUND SECURITIES The funds' portfolio securities disclosure policy can be found in the Statement of Additional Information and on the funds' Web site, www.jhfunds.com. The funds' Web site also lists fund holdings.

14  YOUR ACCOUNT

FUND DETAILS

--------------------------------------------------------------------------------
BUSINESS STRUCTURE

The diagram below shows the basic business structure used by the fund. The fund's board of trustees oversees the fund's business activities and retains the services of the various firms that carry out the fund's operations.

The trustees have the power to change the fund's investment goal without shareholder approval. The trustees also have the power to change the fund's policy of investing at least 80% of its assets in "U.S. Global Leaders" without shareholder approval. The fund will provide shareholders with written notice at least 60 days prior to a change in this 80% policy.

THE MANAGEMENT FIRM The fund is managed by John Hancock Advisers, LLC. Founded in 1968, John Hancock Advisers is a wholly owned subsidiary of John Hancock Financial Services, Inc. (a subsidiary of Manulife Financial Corporation) and managed approximately $29 billion in assets as of September 30, 2004.

THE SUBADVISER Sustainable Growth Advisers, LP ("SGA") subadvises U.S. Global Leaders Growth Fund. SGA is a Delaware limited partnership founded in 2003 to provide investment advice to private accounts of institutional and individual clients, private investment companies and mutual funds. George P. Fraise, Gordon
M. Marchand and Robert L. Rohn each own 33 1/3% of SGA. Total assets under management by SGA principals as of September 30, 2004 were approximately
$1 billion.

MANAGEMENT FEE For the fiscal year ended December 31, 2003, the fund paid the investment adviser management fees at a rate of 0.75% of average net assets. The fund pays the investment adviser a management fee at an annual rate of 0.75% of the fund's average net assets.

                                     [CHART]

15  FUND DETAILS                                                FUND DETAILS  15

--------------------------------------------------------------------------------
MANAGEMENT BIOGRAPHIES

Below is an alphabetical list of the portfolio managers for the John Hancock U.S. Global Leaders Growth Fund. It is a brief summary of their business careers over the past five years.

GEORGE P. FRAISE
------------------------------------------
Principal of subadviser
Executive vice president of Yeager, Wood &
 Marshall, Inc. (2000-2003)
Portfolio manager of Scudder Kemper
 Investments (1997-2000)
Began business career in 1987

GORDON M. MARCHAND, CFA, CIC
------------------------------------------
Principal of subadviser
Chief financial and operating officer of
 Yeager, Wood & Marshall, Inc. (1984-2003)
Began business career in 1978

ROBERT L. ROHN
------------------------------------------
Principal of subadviser
Chairman and chief executive officer,
 W.P. Stewart, Inc. (1991-2003)
Began business career in 1983

16  FUND DETAILS

FINANCIAL HIGHLIGHTS

These tables detail the performance of the fund's share classes, including total return information showing how much an investment in the fund has increased or decreased each year.

U.S. GLOBAL LEADERS GROWTH FUND

FIGURES FOR THE YEAR ENDED 12-31-03 WERE AUDITED BY PRICEWATERHOUSECOOPERS LLP.

CLASS A SHARES PERIOD ENDED:                                      6-30-99(1)   6-30-00(1)   6-30-01(1)   6-30-02(1),(2)
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD                                $ 22.35      $ 25.65      $ 26.37       $ 24.98
Net investment income (loss)(4)                                       (0.13)       (0.07)       (0.14)        (0.09)
Net realized and unrealized gain (loss) on investments                 3.43         0.79        (1.25)        (0.86)
TOTAL FROM INVESTMENT OPERATIONS                                       3.30         0.72        (1.39)        (0.95)
NET ASSET VALUE, END OF PERIOD                                      $ 25.65      $ 26.37      $ 24.98       $ 24.03
TOTAL RETURN(6)(%)                                                    14.77         2.81        (5.27)        (3.80)(7)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                             $   129      $    87      $    81       $   150
Ratio of expenses to average net assets (%)                            1.31         1.31         1.38          1.37
Ratio of adjusted expenses to average net assets(10)(%)                  --           --           --          1.40
Ratio of net investment income (loss) to average net assets (%)       (0.66)       (0.23)       (0.54)        (0.36)
Portfolio turnover (%)                                                   14           25            3             3

CLASS A SHARES PERIOD ENDED:                                      12-31-02(1),(3)      12-31-03    6-30-04(12)
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD                                 $  24.03          $ 21.57       $ 25.72
Net investment income (loss)(4)                                          0.01               --(5)      (0.01)
Net realized and unrealized gain (loss) on investments                  (2.47)            4.15          1.11
TOTAL FROM INVESTMENT OPERATIONS                                        (2.46)            4.15          1.10
NET ASSET VALUE, END OF PERIOD                                       $  21.57          $ 25.72       $ 26.82
TOTAL RETURN(6)(%)                                                     (10.24)(7),(8)    19.24(7)       4.28(8)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                              $    237          $   392          $486
Ratio of expenses to average net assets (%)                              1.27(9)          1.35          1.32(9)
Ratio of adjusted expenses to average net assets(10)(%)                  1.36(9)          1.36            --
Ratio of net investment income (loss) to average net assets (%)          0.07(9)         (0.02)        (0.09)(9)
Portfolio turnover (%)                                                      1               15             6

CLASS B SHARES PERIOD ENDED:                                      6-30-02(1),(11)   12-31-02(1),(3)   12-31-03   6-30-04(12)
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD                                  $ 25.81           $ 24.01       $ 21.47    $ 25.41
Net investment loss(4)                                                  (0.02)            (0.07)        (0.18)     (0.11)
Net realized and unrealized gain (loss) on investments                  (1.78)            (2.47)         4.12       1.10
TOTAL FROM INVESTMENT OPERATIONS                                        (1.80)            (2.54)         3.94       0.99
NET ASSET VALUE, END OF PERIOD                                        $ 24.01           $ 21.47       $ 25.41    $ 26.40
TOTAL RETURN(6)(%)                                                 (6.97)(7)        (10.58)(7,8)     18.35 (7)    3.90(8)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                               $    12           $    73       $   164    $   187
Ratio of expenses to average net assets (%)                              2.13(9)           2.02(9)       2.10       2.07(9)
Ratio of adjusted expenses to average net assets(10)(%)                  2.39(9)           2.11(9)       2.11         --
Ratio of net investment loss to average net assets (%)                  (0.93)(9)         (0.67)(9)     (0.77)     (0.84)(9)
Portfolio turnover (%)                                                      3                 1            15          6

CLASS C SHARES PERIOD ENDED:                                      6-30-02(1),(11)   12-31-02(1,3)   12-31-03   6-30-04(12)
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD                                  $ 25.81         $ 24.01       $ 21.47     $ 25.41
Net investment loss(4)                                                  (0.02)          (0.07)        (0.18)      (0.11)
Net realized and unrealized gain (loss) on investments                  (1.78)          (2.47)         4.12        1.10
TOTAL FROM INVESTMENT OPERATIONS                                        (1.80)          (2.54)         3.94        0.99
NET ASSET VALUE, END OF PERIOD                                        $ 24.01         $ 21.47       $ 25.41     $ 26.40
TOTAL RETURN(6)(%)                                                  (6.97)(7)      (10.58)(7,8)     18.35(7)        3.90(8)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                               $     6         $    49       $   160     $   199
Ratio of expenses to average net assets (%)                              2.12(9)         2.02(9)       2.10        2.07(9)
Ratio of adjusted expenses to average net assets(10)(%)                  2.38(9)         2.11(9)       2.11          --
Ratio of net investment loss to average net assets (%)                  (0.96)(9)       (0.67)(9)     (0.77)      (0.84)(9)
Portfolio turnover (%)                                                      3               1            15           6

(1)  AUDITED BY PREVIOUS AUDITOR.
(2) EFFECTIVE 5-17-02, SHAREHOLDERS OF THE FORMER U.S. GLOBAL LEADERS GROWTH FUND BECAME OWNERS OF THAT NUMBER OF FULL AND FRACTIONAL SHARES OF CLASS A SHARES OF THE JOHN HANCOCK U.S. GLOBAL LEADERS GROWTH FUND. ADDITIONALLY, THE ACCOUNTING AND PERFORMANCE HISTORY OF THE FORMER U.S. GLOBAL LEADERS GROWTH FUND WAS REDESIGNATED AS THAT OF CLASS A OF JOHN HANCOCK U.S. GLOBAL LEADERS GROWTH FUND.
(3)  EFFECTIVE 12-31-02, THE FISCAL PERIOD END CHANGED FROM JUNE 30 TO DECEMBER
     31.
(4)  BASED ON THE AVERAGE OF THE SHARES OUTSTANDING.
(5)  LESS THAN $0.01 PER SHARE.
(6) ASSUMES DIVIDEND REINVESTMENT AND DOES NOT REFLECT THE EFFECT OF SALES CHARGES.
(7) TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
(8)  NOT ANNUALIZED.
(9)  ANNUALIZED.
(10) DOES NOT TAKE INTO CONSIDERATION EXPENSE REDUCTIONS DURING THE PERIODS
     SHOWN.
(11) CLASS B AND CLASS C SHARES BEGAN OPERATIONS ON 5-20-02.
(12) SEMIANNUAL PERIOD FROM 1-1-04 THROUGH 6-30-04. UNAUDITED.

================================================================================
THE FOLLOWING RETURNS ARE NOT AUDITED AND ARE NOT PART OF THE AUDITED FINANCIAL HIGHLIGHTS PRESENTED ABOVE:
WITHOUT THE EXPENSE REDUCTIONS, RETURNS FOR THE PERIODS ENDED JUNE 30, 2002, DECEMBER 31, 2002, THE YEAR ENDED DECEMBER 31, 2003 WOULD HAVE BEEN (3.83%), (10.29%) AND 19.23% FOR CLASS A, (7.00%), (10.63%) AND 18.34% FOR CLASS B, AND
(7.00%), (10.63%) AND 18.34% FOR CLASS C, RESPECTIVELY.

                                                                FUND DETAILS  17

For more information

Two documents are available that offer further information on the John Hancock U.S. Global Leaders Growth Fund:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors' report (in annual report only).

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information on all aspects of the fund. The current annual report is included in the SAI. A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into (is legally a part of) this prospectus.

TO REQUEST A FREE COPY OF THE CURRENT ANNUAL/SEMIANNUAL REPORT OR THE SAI, PLEASE CONTACT JOHN HANCOCK:

By mail: John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

By phone: 1-800-225-5291

By EASI-Line: 1-800-338-8080

By TDD: 1-800-554-6713

On the Internet: www.jhfunds.com

OR YOU MAY VIEW OR OBTAIN THESE DOCUMENTS FROM THE SEC:

By mail: Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102
(duplicating fee required)

In person: at the SEC's Public Reference Room in Washington, DC.
For access to the Reference Room call 1-202-942-8090

By electronic request: publicinfo@sec.gov
(duplicating fee required)

On the Internet: www.sec.gov

(C)2005 JOHN HANCOCK FUNDS, LLC    260PN   1/05

[JOHN HANCOCK(R) LOGO]

JOHN HANCOCK FUNDS, LLC
MEMBER NASD
101 Huntington Avenue
Boston, MA 02199-7603

www.jhfunds.com

JOHN HANCOCK
U.S. Global Leaders Growth Fund

12.31.2003

Annual Report

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]

[A photo of Maureen Ford Goldfarb, Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 10

Trustees & officers
page 26

For your information
page 29

Dear Fellow Shareholders,

The stock market made a strong recovery in 2003, producing double-digit returns in a broad-based rally. A rebounding economy fueled by historically low interest rates, plus improving corporate earnings and government stimulus in the form of tax cuts were the stimuli for the market's reversal after three down years. As a result, the market, as measured by the Standard & Poor's 500 Index, returned 28.67% in 2003. With technology leading the way, the tech-heavy Nasdaq Composite Index rose 50.77%, while the Dow Jones Industrial Average returned 28.27%. Bonds produced much more modest results, as investors were lured by stocks and interest rates began to rise. The exceptions were high-yield bonds, which posted stock-like returns of 28.97% for the year, as measured by the Lehman Brothers High Yield Index.

In other news, we are pleased to inform you that on September 28, 2003, the Boards of Directors of Canada-based Manulife Financial Corporation and Boston-based John Hancock Financial Services, Inc., the parent company of John Hancock Funds, unanimously voted to merge the two companies.

Please be assured that the completion of the merger -- anticipated to occur in the first half of 2004 -- will have no effect on your investment in our John Hancock mutual funds. Your fund's adviser and board of trustees will remain the same, as will your relationship with your financial adviser.

The merger is subject to customary closing conditions, including receipt of required regulatory approvals and approval by John Hancock stockholders. If you only own shares in a John Hancock mutual fund you are not affected and will not receive a proxy.

Additional information on this transaction is available on our Web site: www.jhfunds.com. If you have questions about the merger, you may also call 800-732-5543. Separately, for information about your investments in John Hancock funds, please contact your financial adviser or our Customer Service representatives at 800-225-5291.

Sincerely,

/S/ MAUREEN FORD GOLDFARB

Maureen Ford Goldfarb,
Chairman and Chief Executive Officer

This commentary reflects the chairman's views as of December 31, 2003. They are subject to change at any time.

YOUR FUND
AT A GLANCE

The Fund seeks
long-term growth
of capital by nor-
mally investing at
least 80% of its
assets in the
stocks of compa-
nies the managers
regard as "U.S.
Global Leaders."

Over the last twelve months

* The stock market rallied for the first time in four years as a resurgent economy boosted corporate earnings.

* The Fund posted a double-digit gain but trailed the average large-cap growth fund.

* The Fund's retail holdings performed well, while pharmaceutical stocks lagged.

[Bar chart with heading "John Hancock U.S. Global Leaders Growth Fund." Under the heading is a note that reads "Fund performance for the year ended December 31, 2003." The chart is scaled in increments of 5% with 0% at the bottom and 20% at the top. The first bar represents the 19.24% total return for Class A. The second bar represents the 18.35% total return for Class B. The third bar represents the 18.35% total return for Class C. The fourth bar represents the 19.77% total return for Class I. The fifth bar represents the 11.56% total return for Class R*. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested. *From inception August 2, 2003 through December 31, 2003."]

Top 10 holdings

 5.9%   Dell, Inc.
 5.6%   Pfizer, Inc.
 5.5%   Staples, Inc.
 5.4%   Home Depot, Inc. (The)
 5.2%   American International Group, Inc.
 4.9%   United Parcel Service, Inc. (Class B)
 4.9%   Colgate-Palmolive Co.
 4.9%   Starbucks Corp.
 4.5%   Coca-Cola Co. (The)
 4.5%   Gillette Co. (The)

As a percentage of net assets on December 31, 2003.

BY GEORGE P. FRAISE AND GORDON M. MARCHAND, CFA, CIC, PORTFOLIO MANAGERS

MANAGERS'
REPORT

JOHN HANCOCK
U.S. Global Leaders
Growth Fund

Recently, the Fund's shareholders voted to retain Sustainable Growth Advisers, L.P. as investment subadviser to the Fund.

The U.S. stock market soared in 2003, posting a gain for the first time in four years. After a sluggish start to the year, stocks began to rise in March thanks to rapid success in the war with Iraq and better-than-expected corporate earnings reports. Investor confidence continued to grow in the second half of the year, as economic conditions showed marked improvement and profit growth surged. All of the major stock indexes gained more than 25% for the year.

"The U.S. stock market
 soared in 2003, posting
 a gain for the first time in
 four years."

Cyclical stocks led the market's advance, benefiting the most from the economy's firm recovery. Lower-quality stocks -- those with relatively high business risk and inconsistent earnings -- also performed well. According to Standard & Poor's, stocks in the two lowest rating categories gained more than 80% on average in 2003. In contrast, the stocks of high-quality companies with consistent, sustainable earnings growth lagged the overall market.

FUND PERFORMANCE

For the year ended December 31, 2003, John Hancock U.S. Global Leaders Growth Fund's Class A, Class B, Class C and Class I shares posted total returns of 19.24%, 18.35%, 18.35% and 19.77%, respectively, at net asset value. The average large-cap growth fund returned 27.00%, according to Lipper, Inc.,1 while the S&P 500 returned 28.67%. Class R shares, which were launched on August 5, 2003, returned 11.56% at net asset value from inception through December 31, 2003. Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. See pages six and seven for historical performance information.

[Photos of George Fraise and Gordon Marchand.]

George Fraise
Gordon Marchand

SUSTAINABLE VERSUS CYCLICAL

Although the Fund's 2003 return was positive and exceeded the earnings growth rate of its holdings, it trailed the average large-cap growth fund and the broad market indexes. It is not uncommon for the portfolio to underperform in the early stages of an economic recovery, when many companies see a sharp increase in their earnings. For example, the S&P 500 Index posted earnings growth of about 10% during the first half of 2003, but profit growth surged to more than 20% in the second half of the year as economic conditions improved. Some cyclical companies saw their earnings grow by 50% or more.

It's worth noting, however, that these rates of earnings growth are not sustainable over the long term. The portfolio's holdings, on the other hand, generate stable earnings growth rates that are less dependent on the ups and downs of the economy. Less earnings volatility means their profit growth tends to lag when the economy begins a recovery phase. But over the long term, companies with steady, sustainable earnings growth have produced the best results. Since 1995, the companies in the portfolio have grown their earnings by a total of 370%, while the S&P 500's cumulative earnings growth over the same period was just 48%.

RETAILERS AND FINANCIALS RULE

Thanks to the economy's resurgence, the highest returns in the portfolio came from retailers. The portfolio's top performer for the year was Tiffany, a jewelry retailer, which returned 90% as demand for higher-end luxury goods increased. Home Depot, the leading home-improvement retailer, rebounded from an awful 2002 to post a 50% gain in 2003. We took advantage of Home Depot's 2002 decline to significantly increase our holdings, and we were rewarded in 2003. Office supply chain Staples and coffee retailer Starbucks were also strong contributors to performance.

"Thanks to the economy's
 resurgence, the highest
 returns in the portfolio
 came from retailers."

The portfolio's financial stocks also fared well. State Street, the world's largest provider of custodial and administrative services to mutual fund companies, benefited from the strong recovery in both the economy and financial markets.

[Table at top left-hand side of page entitled "Top five industry groups." The first listing is Retail 20%, the second is Medical 16%, the third Computers 10%, the fourth Cosmetics & Personal Care 9% and the fifth Beverages 9%.]

HEALTH CARE HURTS

Among the few holdings in the portfolio to decline in 2003 were two major pharmaceutical stocks, Merck and Johnson & Johnson. Merck shares fell amid disappointing sales of the company's current roster of drugs, as well as some setbacks in its development pipeline of new pharmaceutical products. Johnson & Johnson declined as investors grew concerned about the sustainability of growth in their pharmaceutical business and increased competition in drug-coated stents, a major profit center for the company.

PORTFOLIO CHANGES

The Fund began and ended 2003 with 22 holdings, but we sold two holdings in the first half of the year and added two new stocks during the second half of the year.

[Pie chart at middle of page with heading "Portfolio diversification As a percentage of net assets on 12-31-03." The chart is divided into two sections (from top to left): Common stocks 98% and Short-term investments & other 2%.]

In February, we sold our entire positions in McDonald's and Marriott International. Fast-food chain McDonald's reported a series of disappointing earnings results in 2002, culminating in their first-ever quarterly loss in the fourth quarter. We lost confidence in the company's ability to grow its earnings at a double- digit rate going forward. Marriott International, the largest hotel operator in the country, had difficulty sustaining its earnings growth in a poor environment for travel and tourism, and we saw little promise for an imminent rebound in the travel industry.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "PERIOD'S PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Dell Computer followed by an up arrow with the phrase "Benefited from increased spending on technology." The second listing is United Parcel Service followed by an up arrow with the phrase "Improving economy boosted demand." The third listing is Colgate-Palmolive followed by a down arrow with the phrase "Lost some market share to rival."]

In the third quarter, we added Anheuser-Busch and Microsoft to the portfolio. Anheuser-Busch is the world's largest brewing company, and it benefits from dominant market share, premium pricing and an expanding presence overseas. Microsoft was a longtime portfolio holding until 1999, when concerns about its growth prospects, a growing number of lawsuits and the stock's valuation led us to liquidate our position. Today, we believe those concerns have been resolved and the company is once again in a position to achieve consistent, above-average rates of earnings growth.

OUTLOOK

We are comfortable with the portfolio's current holdings going into 2004. Relative to the overall market, the companies in our portfolio are more profitable, have better balance sheets and a stronger financial position in addition to being undervalued. The portfolio's holdings also generate greater cash flows than the overall market and, most importantly, they return a higher percentage of that cash to shareholders. On average, the companies in the portfolio return 70% of their cash flows to shareholders in the form of dividends and share repurchases, compared with less than 20% for the S&P 500. We are confident that, in the long run, the ability of the portfolio's companies to deliver above-average earnings growth consistently, year after year, will earn investors the greatest rewards.

"We are comfortable with
 the portfolio's current
 holdings going into 2004."

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. The managers' statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

A LOOK AT
PERFORMANCE

For the period ended
December 31, 2003


                              Class A      Class B      Class C      Class I 1    Class R 1
Inception date                9-29-95      5-20-02      5-20-02      5-20-02       8-5-03

Average annual returns with maximum sales charge (POP)
One year                        13.25%       13.35%       16.16%       19.77%          --
Five years                       0.27%          --           --           --           --
Since inception                 11.57%       -3.43%       -1.57%        0.14%          --

Cumulative total returns with maximum sales charge (POP)
One year                        13.25%       13.35%       16.16%       19.77%          --
Five years                       1.38%          --           --           --           --
Since inception                146.92%       -5.49%       -2.53%        0.23%       11.56%


Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5% and Class C shares of 1%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charge is not applicable for Class I or Class R shares. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.

1 For certain types of investors as described in the Fund's Class I share and Class R share prospectuses.

GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in the Standard & Poor's 500 Index.

Line chart with the heading "GROWTH OF $10,000." Within the chart are three lines. The first line represents the value of the hypothetical $10,000 investment made in the John Hancock U.S. Global Leaders Growth Fund, without sales charge (NAV) and is equal to $26,000 as of December 31, 2003. The second line represents the value of the same hypothetical investment made in the John Hancock U.S. Global Leaders Growth Fund, with sales charge
(POP) and is equal to $24,692 as of December 31, 2003. The third line represents the Standard's & Poor's 500 Index and is equal to $21,724 as of December 31, 2003.

                Cum Value of $10K  Cum Value of $10K            S&P 500
Plot Date               (No Load)           (w/Load)              Index

9/29/95                   $10,000            $ 9,500            $10,000
12/31/95                   10,673             10,136             10,602
6/30/96                    11,313             10,744             11,171
12/31/96                   13,122             12,461             13,036
6/30/97                    13,637             12,951             13,385
12/31/97                   18,459             17,530             17,387
6/30/98                    21,765             20,669             19,813
12/31/98                   24,363             23,137             22,356
6/30/99                    25,596             24,308             23,469
12/31/99                   26,284             24,961             27,061
6/30/00                    26,243             24,922             27,683
12/31/00                   27,375             25,997             24,602
6/30/01                    24,373             23,146             21,684
12/31/01                   25,505             24,221             21,679
6/30/02                    26,617             25,277             21,737
12/31/02                   21,805             20,708             16,888
6/30/03                    23,625             22,436             18,875
12/31/03                   26,000             24,692             21,724


                             Class B      Class C 1    Class I 2    Class R 2
Period beginning             5-20-02      5-20-02      5-20-02       8-5-03
Without sales charge          $9,845       $9,845      $10,023      $11,156
With maximum sales charge     $9,451       $9,747      $10,023      $11,156
Index                        $10,482      $10,482      $10,482      $11,606

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Fund's Class B, Class C, Class I and Class R shares, respectively, as of December 31, 2003. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

Standard & Poor's 500 Index is an unmanaged index that includes 500 widely traded common stocks.

It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

1 No contingent deferred sales charge applicable.

2 For certain types of investors as described in the Fund's Class I share and Class R share prospectuses.

FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
December 31, 2003

This schedule is divided into two main categories: common stocks and short-term investments. The common stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.


ISSUER                                                                                        SHARES            VALUE
COMMON STOCKS 97.90%                                                                                     $705,808,898
(Cost $593,378,386)

Beverages 8.51%                                                                                            61,354,737
Anheuser-Busch Cos., Inc.                                                                     545,900      28,758,012
Coca-Cola Co. (The)                                                                           642,300      32,596,725

Business Services 3.00%                                                                                    21,629,040
Automatic Data Processing, Inc. +                                                             546,050      21,629,040

Computers 9.91%                                                                                            71,464,614
Dell, Inc.*                                                                                 1,252,550      42,536,598
Microsoft Corp.                                                                             1,050,400      28,928,016

Cosmetics & Personal Care 9.42%                                                                            67,923,842
Colgate-Palmolive Co.                                                                         711,250      35,598,063
Gillette Co. (The) +                                                                          880,092      32,325,779

Finance 7.93%                                                                                              57,139,333
Marsh & McLennan Cos., Inc. +                                                                 522,100      25,003,369
State Street Corp.                                                                            617,050      32,135,964

Food 3.51%                                                                                                 25,305,742
Wrigley (Wm.) Jr. Co. +                                                                       450,200      25,305,742

Insurance 5.22%                                                                                            37,604,753
American International Group, Inc.                                                            567,362      37,604,753

Medical 16.45%                                                                                            118,595,090
Abbott Laboratories                                                                           454,350      21,172,710
Johnson & Johnson +                                                                           623,000      32,184,180
Merck & Co., Inc.                                                                             534,950      24,714,690
Pfizer, Inc. +                                                                              1,147,000      40,523,510

Retail 19.66%                                                                                             141,765,522
Home Depot, Inc. (The)                                                                      1,104,700      39,205,803
Staples, Inc.* +                                                                            1,459,925      39,855,953
Tiffany & Co.                                                                                 713,020      32,228,504
Wal-Mart Stores, Inc.                                                                         574,463      30,475,262

Retail Restaurants 4.91%                                                                                   35,384,779
Starbucks Corp.* +                                                                          1,070,320      35,384,779

See notes to
financial statements.


8


FINANCIAL STATEMENTS


ISSUER                                                                                         SHARES           VALUE
Soap & Cleaning Preparations 4.44%                                                                        $32,006,546
Procter & Gamble Co. (The)                                                                    320,450      32,006,546

Transportation 4.94%                                                                                       35,634,900
United Parcel Service, Inc. (Class B) +                                                       478,000      35,634,900


                                                                              INTEREST        PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE                                            RATE            (000s OMITTED)    VALUE
SHORT-TERM INVESTMENTS 20.84%                                                                            $150,255,251
(Cost $150,255,251)

Joint Repurchase Agreement 3.47%
Investment in a joint repurchase agreement
transaction with UBS Warburg, Inc. -- Dated
12-31-03, due 01-02-04 (Secured by
U.S. Treasury Inflation Indexed Bond 3.875%
due 04-15-29, U.S. Treasury Inflation Indexed
Notes 3.625% through 4.250% due 01-15-08
through 01-15-10)                                                             0.850%          $24,996      24,996,000


                                                                                              SHARES
Cash Equivalents 17.37%
AIM Cash Investment Trust**                                                              125,259,251      125,259,251

TOTAL INVESTMENTS 118.74%                                                                                $856,064,149

OTHER ASSETS AND LIABILITIES, NET (18.74%)                                                              ($135,114,733)

TOTAL NET ASSETS 100.00%                                                                                 $720,949,416



 + All or a portion of this security is on loan as of December 31, 2003.

 * Non-income-producing security.

** Represents investment of security lending collateral.

   The percentage shown for each investment category is the total of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.

FINANCIAL STATEMENTS

ASSETS AND
LIABILITIES

December 31, 2003

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the net
asset value and
the maximum
offering price
per share.

ASSETS
Investments at value (cost $743,633,637)
including $123,651,438 of securities loaned                      $856,064,149
Cash                                                                      501
Receivable for shares sold                                          2,120,529
Dividends and interest receivable                                     724,790
Receivable from affiliates                                             44,081
Other assets                                                            8,686

Total assets                                                      858,962,736

LIABILITIES
Payable for investments purchased                                  11,223,173
Payable for shares repurchased                                        799,646
Payable for securities on loan                                    125,259,251
Payable to affiliates
Management fee                                                        469,933
Distribution and service fee                                           68,309
Other                                                                 138,847
Other payables and accrued expenses                                    54,161

Total liabilities                                                 138,013,320

NET ASSETS
Capital paid-in                                                   628,995,361
Accumulated net realized loss on investments                      (20,476,295)
Net unrealized appreciation of investments                        112,430,512
Accumulated net investment loss                                          (162)

Net assets                                                       $720,949,416

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding
Class A ($392,468,513 [DIV] 15,258,918 shares)                         $25.72
Class B ($164,073,889 [DIV] 6,456,691 shares)                          $25.41
Class C ($159,533,596 [DIV] 6,278,032 shares)                          $25.41
Class I ($4,755,460 [DIV] 183,827 shares)                              $25.87
Class R ($117,958 [DIV] 4,593 shares)                                  $25.68

MAXIMUM OFFERING PRICE PER SHARE
Class A 1 ($25.72 [DIV] 95%)                                           $27.07
Class C ($25.41 [DIV] 99%)                                             $25.67

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

See notes to
financial statements.

FINANCIAL STATEMENTS

OPERATIONS

For the year ended
December 31, 2003

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in oper-
ating the Fund.
It also shows net
gains (losses) for
the period stated.

INVESTMENT INCOME
Dividends                                                          $6,976,043
Interest                                                              173,608
Securities lending income                                              94,717

Total investment income                                             7,244,368

EXPENSES
Investment management fee                                           4,101,253
Class A distribution and service fee                                  792,064
Class B distribution and service fee                                1,201,925
Class C distribution and service fee                                1,033,475
Class R distribution and service fee                                      218
Class A, B and C transfer agent fee                                 1,449,031
Class I transfer agent fee                                              4,221
Class R transfer agent fee                                                179
Accounting and legal services fee                                     166,361
Registration and filing fee                                            92,789
Custodian fee                                                          88,336
Miscellaneous                                                          29,526
Printing                                                               28,561
Trustees' fee                                                          28,018
Auditing fee                                                           24,000
Legal fee                                                              13,802
Interest                                                                3,457

Total expenses                                                      9,057,216

Less expense reductions                                               (44,081)

Net expenses                                                        9,013,135

Net investment loss                                                (1,768,767)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized loss on investments                                  (11,747,802)
Change in net unrealized appreciation (depreciation)
of investments                                                    113,898,806

Net realized and unrealized gain                                  102,151,004

Increase in net assets from operations                           $100,382,237

See notes to
financial statements.

FINANCIAL STATEMENTS

CHANGES IN
NET ASSETS

These Statements
of Changes in
Net Assets show
how the value
of the Fund's
net assets has
changed during
the last three
periods. The dif-
ference reflects
earnings less
expenses, any
investment gains
and losses,
distributions, if
any, paid to
shareholders and
any increase or
decrease in
money share-
holders invested
in the Fund.

                                             YEAR        PERIOD          YEAR
                                            ENDED         ENDED         ENDED
                                          6-30-02 1    12-31-02 1,2  12-31-03
INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment loss                     ($354,730)    ($146,153)  ($1,768,767)
Net realized loss                        (651,190)   (1,308,350)  (11,747,802)
Change in net unrealized
appreciation (depreciation)            (6,483,827)  (23,100,968)  113,898,806

Increase (decrease) in
net assets resulting
from operations                        (7,489,747)  (24,555,471)  100,382,237

From Fund
share transactions                     99,899,138   216,614,103   254,934,590

NET ASSETS
Beginning of period                    81,164,566   173,573,957   365,632,589

End of period 2                      $173,573,957  $365,632,589  $720,949,416


1 Audited by previous auditor.

2 Effective 12-31-02, the fiscal year end changed from June 30 to December 31.

3 Includes accumulated net investment loss of none, none and $162, respectively.

See notes to
financial statements.

FINANCIAL HIGHLIGHTS


FINANCIAL
HIGHLIGHTS

CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.


PERIOD ENDED                                           6-30-99 1   6-30-00 1   6-30-01 1   6-30-02 1,2  12-31-02 1,3  12-31-03
PER SHARE OPERATING PERFORMANCE
Net asset value,
beginning of period                                     $22.35      $25.65      $26.37      $24.98        $24.03        $21.57
Net investment
income (loss) 4                                          (0.13)      (0.07)      (0.14)      (0.09)         0.01            -- 5
Net realized and unrealized
gain (loss) on investments                                3.43        0.79       (1.25)      (0.86)        (2.47)         4.15
Total from
investment operations                                     3.30        0.72       (1.39)      (0.95)        (2.46)         4.15
Net asset value,
end of period                                           $25.65      $26.37      $24.98      $24.03        $21.57        $25.72
Total return 6 (%)                                       14.77        2.81       (5.27)      (3.80) 7     (10.24) 7,8    19.24 7

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in millions)                                             $129         $87         $81        $150          $237          $392
Ratio of expenses
to average net assets (%)                                 1.31        1.31        1.38        1.37          1.27 9        1.35
Ratio of adjusted expenses
to average net assets 10 (%)                                --          --          --        1.40          1.36 9        1.36
Ratio of net investment income (loss)
to average net assets (%)                                (0.66)      (0.23)      (0.54)      (0.36)         0.07 9       (0.02)
Portfolio turnover (%)                                      14          25           3           3             1            15


See notes to
financial statements.


FINANCIAL HIGHLIGHTS

CLASS B SHARES

PERIOD ENDED                                           6-30-02 1,11  12-31-02 1,3  12-31-03
PER SHARE OPERATING PERFORMANCE
Net asset value,
beginning of period                                     $25.81         $24.01        $21.47
Net investment loss 4                                    (0.02)         (0.07)        (0.18)
Net realized and unrealized gain
(loss) on investments                                    (1.78)         (2.47)         4.12
Total from
investment operations                                    (1.80)         (2.54)         3.94
Net asset value,
end of period                                           $24.01         $21.47        $25.41
Total return 6,7 (%)                                     (6.97) 8      (10.58) 8      18.35

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in millions)                                              $12            $73          $164
Ratio of expenses
to average net assets (%)                                 2.13 9         2.02 9        2.10
Ratio of adjusted expenses
to average net assets 10 (%)                              2.39 9         2.11 9        2.11
Ratio of net investment loss
to average net assets (%)                                (0.93) 9       (0.67) 9      (0.77)
Portfolio turnover (%)                                       3              1            15


See notes to
financial statements.


FINANCIAL HIGHLIGHTS

CLASS C SHARES


PERIOD ENDED                                           6-30-02 1,11  12-31-02 1,3  12-31-03
PER SHARE OPERATING PERFORMANCE
Net asset value,
beginning of period                                     $25.81         $24.01        $21.47
Net investment loss 4                                    (0.02)         (0.07)        (0.18)
Net realized and unrealized gain
(loss) on investments                                    (1.78)         (2.47)         4.12
Total from
investment operations                                    (1.80)         (2.54)         3.94
Net asset value,
end of period                                           $24.01         $21.47        $25.41
Total return 6,7 (%)                                     (6.97) 8      (10.58) 8      18.35

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in millions)                                               $6            $49          $160
Ratio of expenses
to average net assets (%)                                 2.12 9         2.02 9        2.10
Ratio of adjusted expenses
to average net assets 10 (%)                              2.38 9         2.11 9        2.11
Ratio of net investment loss
to average net assets (%)                                (0.96) 9       (0.67) 9      (0.77)
Portfolio turnover (%)                                       3              1            15


See notes to
financial statements.


FINANCIAL HIGHLIGHTS

CLASS I SHARES


PERIOD ENDED                                           6-30-02 1,11  12-31-02 1,3  12-31-03
PER SHARE OPERATING PERFORMANCE
Net asset value,
beginning of period                                     $25.81         $24.04        $21.60
Net investment income 4                                   0.01           0.02          0.10
Net realized and unrealized gain
(loss) on investments                                    (1.78)         (2.46)         4.17
Total from
investment operations                                    (1.77)         (2.44)         4.27
Net asset value,
end of period                                           $24.04         $21.60        $25.87
Total return 6 (%)                                       (6.86) 7,8    (10.15) 7,8    19.77

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in millions)                                               $5             $6            $5
Ratio of expenses to
average net assets (%)                                    0.91 9         1.11 9        0.90
Ratio of adjusted expenses
to average net assets 10 (%)                              1.17 9         1.20 9          --
Ratio of net investment income
to average net assets (%)                                 0.21 9         0.22 9        0.43
Portfolio turnover (%)                                       3              1            15


See notes to
financial statements.

FINANCIAL HIGHLIGHTS

CLASS R SHARES


PERIOD ENDED                                          12-31-03 11
PER SHARE OPERATING PERFORMANCE
Net asset value,
beginning of period                                     $23.02
Net investment loss 4                                    (0.04)
Net realized and unrealized
gain on investments                                       2.70
Total from
investment operations                                     2.66
Net asset value,
end of period                                           $25.68
Total return 6 (%)                                       11.56 8

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in millions)                                               -- 12
Ratio of expenses
to average net assets (%)                                 1.75 9
Ratio of net investment loss
to average net assets (%)                                (0.42) 9
Portfolio turnover (%)                                      15

 1 Audited by previous auditor.

 2 Effective 5-17-02, shareholders of the former U.S. Global Leaders
   Growth Fund became owners of that number of full and fractional shares of Class A shares of the John Hancock U.S. Global Leaders Growth Fund. Additionally, the accounting and performance history of the former U.S. Global Leaders Growth Fund was redesignated as that of Class A of John Hancock U.S. Global Leaders Growth Fund.

 3 Effective 12-31-02, the fiscal year end changed from June 30 to December 31.

 4 Based on the average of the shares outstanding.

 5 Less than $0.01 per share.

 6 Assumes dividend reinvestment and does not reflect the effect of sales charges.

 7 Total returns would have been lower had certain expenses not been reduced during the periods shown.

 8 Not annualized.

 9 Annualized.

10 Does not take into consideration expense reductions during the period shown.

11 Class B, Class C and Class I shares began operations on 5-20-02 and
   Class R shares began operations on 8-5-03.

12 Less than $500,000.

See notes to
financial statements.

NOTES TO
STATEMENTS

NOTE A
Accounting policies

John Hancock U.S. Global Leaders Growth Fund (the "Fund") is a non-diversified series of John Hancock Capital Series, an open-end management investment company registered under the Investment Company Act of 1940. The investment objective of the Fund is to achieve long-term growth of capital.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B, Class C, Class I and Class R shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. Investments in AIM Cash Investment Trust are valued at their net asset value each business day.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net asset value of the respective classes. Distribution and service fees, if any, and transfer agent fees for Class I and Class R shares are calculated daily at the class level based on the appropriate net asset value of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permits borrowings of up to $250 million, collectively. Interest is charged to each fund based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit, and is allocated among the participating funds. The average daily loan balance during the period for which loans were outstanding amounted to $19,666,667, and the weighted average interest rate was 1.533%. Interest expense includes $2,478 paid under the line of credit. There was no outstanding borrowing under the line of credit on December 31, 2003.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. At December 31, 2003, the Fund loaned securities having a market value of $123,651,438 collateralized by cash in the amount of $125,259,251. The cash collateral was invested in a short-term instrument. Securities lending expenses are paid by the Fund to the Adviser.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $16,234,149 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The loss carryforward expires as follows: December 31, 2005 -- $524,262, December 31, 2006 --
$1,563,910, December 31, 2007 -- $3,019,154, December 31, 2008 --
$1,608,586, December 31, 2009 -- $651,190 and December 31, 2011 --
$8,867,047. Net capital losses of $26 that are attributable to security transactions incurred after October 31, 2003, are treated as arising on January 1, 2004, the first day of the Fund's next taxable year.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.

The Fund records distributions to shareholders from net investment income and net realized gains on the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

As of December 31, 2003, there were no distributable earnings on a tax basis. Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a daily management fee to the Adviser at an annual rate of 0.75% of the Fund's average daily net asset value. Until July 16, 2003, the Adviser had a subadvisory agreement with Yeager, Wood & Marshall, Inc. The Fund is not responsible for payment of the subadvisory fees.

The Adviser has agreed to limit the Fund's total expenses, excluding the distribution and service fees and transfer agent fees, to 0.86% of the Fund's average daily net asset value, at least until May 17, 2004. There was no expense reduction related to the Fund's total expense limitation for the year ended December 31, 2003. In addition, the Adviser has agreed to limit the Class A expenses to 1.37% of the Class A average net asset value, at least until May 17, 2004. There were no Class A-specific expense reductions for the year ended December 31, 2003.The Adviser reserves the right to terminate these limitations in the future.

The Fund has Distribution Plans with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B, Class C and Class R pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.25% of Class A average daily net asset value, 1.00% of Class B and Class C average daily net asset value and 0.50% of Class R average daily net asset value. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances. In addition, under a Service Plan for Class R shares, the Fund pays up to 0.25% of Class R average daily net asset value for certain other services.

Class A and Class C shares are assessed up-front sales charges. During the year ended December 31, 2003, JH Funds received net up-front sales charges of $2,228,099 with regard to sales of Class A shares. Of this amount, $327,494 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $1,779,429 was paid as sales commissions to unrelated broker-dealers and $121,176 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of

Signator Investors. During the year ended December 31, 2003, JH Funds received net up-front sales charges of $975,693 with regard to sales of Class C shares. Of this amount, $969,890 was paid as sales commissions to unrelated broker-dealers and $5,803 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares. During the year ended December 31, 2003, CDSCs received by JH Funds amounted to $200,123 for Class B shares and $67,627 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. For Class A, Class B and Class C shares, the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of each class's average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses, aggregated and allocated to each class on the basis of its relative net asset value. The Adviser has agreed to limit Class A, Class B and Class C transfer agent fees to 0.26% of each respective class's average daily net asset value, at least until May 17, 2004. Accordingly, the expense reductions related to the transfer agent fee limitation amounted to $44,081 for the year ended December 31, 2003. The Adviser reserves the right to terminate this limitation in the future. Until June 1, 2003, for Class I shares, the Fund paid a monthly transfer agent fee at an annual rate of 0.05% of the average daily net asset value plus certain out-of-pocket expenses attributable to Class I shares. Effective June 1, 2003, for Class I shares the Fund pays a monthly transfer agent fee at a total annual rate of 0.05% of Class I average daily net asset value. For Class R shares, the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of the Class R average net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of approximately 0.03% of the average daily net asset value of the Fund. The Fund also paid the Adviser the amount of $1,563 for certain publishing services, included in the printing fees.

The Adviser and other subsidiaries of JHLICo owned 4,344 Class R shares of beneficial interest of the Fund on December 31, 2003.

Ms. Maureen Ford Goldfarb and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John
Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

This listing illustrates the number of Fund shares sold and repurchased during the last three periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.


                           YEAR ENDED 6-30-02 1    PERIOD ENDED 12-31-02 1,2      YEAR ENDED 12-31-03
                         SHARES        AMOUNT      SHARES         AMOUNT        SHARES         AMOUNT
CLASS A SHARES
Sold                  3,836,080   $96,765,773   6,251,336   $138,556,043    10,923,460   $252,877,518
Repurchased            (838,126)  (21,263,282) (1,498,175)   (32,737,959)   (6,664,645)  (155,946,301)
Net increase          2,997,954   $75,502,491   4,753,161   $105,818,084     4,258,815    $96,931,217

CLASS B SHARES 3
Sold                    515,517   $12,762,174   3,117,591     68,866,199     4,086,870    $93,135,551
Repurchased              (3,430)      (82,734)   (222,399)    (4,825,482)   (1,037,458)   (23,901,422)
Net increase            512,087   $12,679,440   2,895,192    $64,040,717     3,049,412    $69,234,129

CLASS C SHARES 3
Sold                    249,119    $6,148,614   2,127,930    $47,145,389     4,687,309   $107,419,289
Repurchased              (1,814)      (43,714)    (91,149)    (1,980,789)     (693,363)   (16,065,967)
Net increase            247,305    $6,104,900   2,036,781    $45,164,600     3,993,946    $91,353,322

CLASS I SHARES 3
Sold                    217,447    $5,612,307      71,950     $1,602,282       150,664     $3,448,808
Repurchased                  --            --        (533)       (11,580)     (255,701)    (6,139,036)
Net increase (decrease) 217,447    $5,612,307      71,417     $1,590,702      (105,037)   ($2,690,228)

CLASS R SHARES 3
Sold                         --            --          --             --         4,593       $106,150
Net increase                 --            --          --             --         4,593       $106,150
NET INCREASE          3,974,793   $99,899,138   9,756,551   $216,614,103    11,201,729   $254,934,590



1 Audited by previous auditor.

2 Effective 12-31-02 the fiscal year end changed from June 30 to December 31.

3 Class B, Class C and Class I shares began operations on 5-20-02.
  Class R shares began operations on 8-05-03.

NOTE D
Investment transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the year ended December 31, 2003, aggregated $323,545,042 and $77,167,864, respectively.

The cost of investments owned on December 31, 2003, including short-term investments, for federal income tax purposes was $747,875,757. Gross unrealized appreciation and depreciation of investments aggregated $112,280,739 and $4,092,347, respectively, resulting in net unrealized appreciation of $108,188,392. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on certain sales of securities.

NOTE E
Reclassification of accounts

During the year ended December 31, 2003, the Fund reclassified amounts to reflect a decrease in accumulated net realized loss on investments of $368, a decrease in accumulated net investment loss of $1,768,605 and a decrease in capital paid-in of $1,768,973. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of December 31, 2003. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America, and book and tax differences in accounting for deferred compensation and net operating losses. The calculation of net investment income (loss) per share in the Fund's Financial Highlights excludes these adjustments.

NOTE F
Acquisition

On May 20, 2002, the Fund acquired substantially all of the assets and liabilities of the former U.S. Global Leaders Growth Fund in exchange solely for Class A shares of the Fund. The acquisition was accounted for as a tax-free exchange of 4,905,742 Class A shares of the Fund for the net assets of the former U.S. Global Leaders Growth Fund, which amounted to $128,l87,039, including $33,354,224 of unrealized appreciation of investments, after the close of business on May 17, 2002. Accounting and performance history of the former U.S. Global Leaders Growth Fund was redesignated as that of Class A of John Hancock U.S. Global Leaders Growth Fund.

NOTE G
Change in independent auditor

Based on the recommen dation of the Audit Committee of the Fund, the Board of Trustees has determined not to retain Ernst & Young LLP as the Fund's independent auditor and voted to appoint PricewaterhouseCoopers for the fiscal year ended December 31, 2003. During the two most recent fiscal years, Ernst & Young LLP's audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Fund and Ernst & Young LLP on accounting principles, financial statements disclosure or audit scope, which, if not resolved to the satisfaction of Ernst & Young LLP, would have caused them to make reference to the disagreement in their report.

AUDITORS'
REPORT

Report of
Pricewaterhouse
Coopers LLP,
Independent
Auditors

To the Shareholders and Board of Trustees of John Hancock U.S. Global Leaders Growth Fund,

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock U.S. Global Leaders Growth Fund (the "Fund") at December 31, 2003, the results of its operations, the changes in its net assets and the financial highlights for the period then ended, in conformity with auditing standards generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities owned at December 31, 2003 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets of the Fund for the periods ended December 31, 2002 and June 30, 2002, and the financial highlights for each of the periods ended on or before December 31, 2002, were audited by other independent auditors, whose report dated February 7, 2003, expressed an unqualified opinion thereon.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 13, 2004

TAX
INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended December 31, 2003.

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2003.

Shareholders will be mailed a 2003 U.S. Treasury Department Form
1099-DIV in January 2004. This will reflect the total of all distributions that are taxable for the calendar year 2003.

TRUSTEES
& OFFICERS

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.


INDEPENDENT TRUSTEES

                                                                                                                     NUMBER OF
NAME, AGE                                                                                   TRUSTEE               JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                           OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE 1                 BY TRUSTEE
Dennis S. Aronowitz, Born: 1931                                                             2003                            20
Professor of Law, Emeritus, Boston University School of Law
(as of 1996); Director, Brookline Bancorp (since 1998).

Richard P. Chapman, Jr., Born: 1935                                                         2003                            20
President and Chief Executive Officer, Brookline Bancorp Inc. (lending)
(since 1972); Director, Lumber Insurance Co. (insurance) (until 2000);
Chairman and Director, Northeast Retirement Services, Inc. (retirement administration) (since 1998).

William J. Cosgrove, Born: 1933                                                             2003                            20
Vice President, Senior Banker and Senior Credit Officer, Citibank, N.A.
(retired 1991); Executive Vice President, Citadel Group Representatives,
Inc. (financial reinsurance); Director, Hudson City Savings Bank (since 1995);
Director, Hudson City Bancorp (since 1999); Trustee, Scholarship Fund for
Inner City Children (since 1986).

Richard A. Farrell, Born: 1932                                                              2003                            20
President, Farrell, Healer & Co., Inc. (venture capital management firm)
(since 1980) and President, the Venture Capital Fund of NE (since 1980);
prior to 1980, headed the venture capital group at Bank of Boston Corporation;
Trustee, Marblehead Savings Bank (since 1994).

William F. Glavin, 2 Born: 1932                                                             2003                            20
President Emeritus, Babson College (as of 1998); Vice Chairman, Xerox
Corporation (until 1989); Director, Reebok, Inc. (until 2002) and Inco Ltd.
(until 2002).

John A. Moore, 2 Born: 1939                                                                 2003                            30
President and Chief Executive Officer, Institute for Evaluating Health
Risks, (nonprofit institution) (until 2001); Chief Scientist, Sciences
International (health research) (until 2003); Principal, Hollyhouse
(consulting) (since 2000); Director, CIIT (nonprofit research) (since 2002).


26



                                                                                                                     NUMBER OF
NAME, AGE                                                                                   TRUSTEE               JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                           OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE 1                 BY TRUSTEE
Patti McGill Peterson, 2 Born: 1943                                                         2003                            30
Executive Director, Council for International Exchange of Scholars (since
1998); Vice President, Institute of International Education (since 1998);
Senior Fellow, Cornell Institute of Public Affairs, Cornell University (until
1997); President Emerita of Wells College and St. Lawrence University;
Director, Niagara Mohawk Power Corporation (electric utility). Director,
Ford Foundation, International Fellowship Program (since 2002); Lois Roth
Endowment (since 2002); Council for International Educational Exchange
(since 2003); Advisory Board, UNCF, Global Partnership Center (since 2002).

John W. Pratt, Born: 1931                                                                   2003                            20
Professor of Business Administration Emeritus, Harvard University
Graduate School of Business Administration (as of 1998).


INTERESTED TRUSTEES 3

NAME, AGE                                                                                                            NUMBER OF
POSITION(S) HELD WITH FUND                                                                  TRUSTEE               JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                           OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE 1                 BY TRUSTEE
John M. DeCiccio, Born: 1948                                                                2003                            51
Trustee
Director, John Hancock Life Insurance Co. (financial services); Executive
Vice President and Chief Investment Officer, John Hancock Life Insurance
Company, Inc. (holding company); Chairman of the Committee of Finance of John Hancock Life Insurance Company; Director, John Hancock Subsidiaries,
LLC (Subsidiaries, LLC), Hancock Natural Resource Group, Independence
Investment LLC, Declaration Management Research LLC, John Hancock
Advisers, LLC (the "Adviser"), The Berkeley Financial Group, LLC ("The
Berkeley Group"), John Hancock Funds, LLC ("John Hancock Funds")
and Massachusetts Business Development Corporation.

Maureen Ford Goldfarb, Born: 1955                                                           2003                            51
Trustee, Chairman, President and Chief Executive Officer
Executive Vice President, John Hancock Financial Services, Inc., John
Hancock Life Insurance Company; Chairman, Director, President and
Chief Executive Officer, the Adviser and The Berkeley Group; Chairman,
Director, President and Chief Executive Officer, John Hancock Funds;
Chairman, Director, President and Chief Executive Officer, Sovereign Asset
Management Corporation ("SAMCorp."); Director, Independence
Investment LLC, Subsidiaries, LLC and Signature Services; Investment
Company Board of Governors (since 2002); Senior Vice President,
MassMutual Insurance Co. (until 1999).


27



PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

NAME, AGE
POSITION(S) HELD WITH FUND                                                                                   OFFICER
PRINCIPAL OCCUPATION(S) AND                                                                                  OF FUND
DIRECTORSHIPS DURING PAST 5 YEARS                                                                              SINCE
Richard A. Brown, Born: 1949                                                                                    2003
Senior Vice President and Chief Financial Officer
Senior Vice President, Chief Financial Officer and Treasurer, the Adviser, John Hancock
Funds and The Berkeley Group; Second Vice President and Senior Associate Controller,
Corporate Tax Department, John Hancock Financial Services, Inc. (until 2001).

Thomas H. Connors, Born: 1959                                                                                   2003
Vice President and Compliance Officer
Vice President and Compliance Officer, the Adviser and each of the John Hancock funds;
Vice President, John Hancock Funds.

William H. King, Born: 1952                                                                                     2003
Vice President and Treasurer
Vice President and Assistant Treasurer, the Adviser; Vice President and Treasurer of each of the John Hancock funds; Assistant Treasurer of each of the John Hancock funds (until 2001).

Susan S. Newton, Born: 1950                                                                                     2003
Senior Vice President, Secretary and Chief Legal Officer
Senior Vice President, Secretary and Chief Legal Officer, SAMCorp., the Adviser and each of the John Hancock funds, John Hancock Funds and The Berkeley Group; Vice President,
Signature Services (until 2000); Director, Senior Vice President and Secretary, NM Capital.


The business address for all Trustees and Officers is 101 Huntington Avenue, Boston, Massachusetts 02199.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available, without charge, upon request, by calling
1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit Committee.

3 Interested Trustees hold positions with the Fund's investment adviser, underwriter and certain other affiliates.

FOR YOUR
INFORMATION

INVESTMENT ADVISER

John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

SUBADVISER

Sustainable Growth Advisers, L.P.
1285 Avenue of the Americas
New York, New York 10019

PRINCIPAL DISTRIBUTOR

John Hancock Funds, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN

The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS

PricewaterhouseCoopers LLP
125 High Street
Boston, Massachusetts 02110


HOW TO
CONTACT US

On the Internet                   www.jhfunds.com

By regular mail                   John Hancock Signature Services, Inc.
                                  1 John Hancock Way, Suite 1000
                                  Boston, MA 02217-1000

By express mail                   John Hancock Signature Services, Inc.
                                  Attn: Mutual Fund Image Operations
                                  529 Main Street
                                  Charlestown, MA 02129

Customer service representatives  1-800-225-5291

24-hour automated information     1-800-338-8080

TDD line                          1-800-554-6713

The Fund's voting policies and procedures are available without charge, upon request:

By phone                          1-800-225-5291

On the Fund's Web site            www.jhfunds.com/proxy

On the SEC's Web site             www.sec.gov

[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-554-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

Now available: electronic delivery
www.jhancock.com/funds/edelivery

This report is for the information of
the shareholders of the John Hancock
U.S. Global Leaders Growth Fund.

2600A 12/03
      2/04

JOHN HANCOCK
U.S. Global Leaders Growth Fund

6.30.2004

Semiannual Report

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]

[A photo of James A. Shepherdson, Chairman, President and Chief Executive Officer of John Hancock Funds, LLC flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 10

For your information
page 25


To Our Shareholders,

I am pleased to be writing to you as Chairman, President and Chief Executive Officer of John Hancock Funds, LLC.

As you may know, John Hancock Financial Services, Inc. -- the parent company of John Hancock Funds -- was acquired by Manulife Financial Corporation on April 28, 2004. Although this change has no impact on the mutual funds you have invested in, it did bring with it some changes in the executive-level management of John Hancock Funds. Specifically, Maureen Ford Goldfarb has decided to step down as Chairman, President and Chief Executive Officer of John Hancock Funds, LLC in order to pursue personal interests, and I was named her replacement. Since her appointment in January 2000, Maureen has provided John Hancock Funds with strong leadership and steady guidance through several years of extremely turbulent market and industry conditions.

Additionally, on May 12, 2004, your fund's Board of Trustees appointed me to the roles of Trustee, President and Chief Executive Officer of your fund. On June 15, 2004, the board also appointed Charles L. Ladner as independent Chairman of the Board of Trustees, a position previously held by Ms. Goldfarb. This appointment came just in advance of new SEC regulations requiring all mutual funds to have independent chairmen.

As to our backgrounds, I have been in the investment business for over 25 years, most recently as President of Retirement Services at John Hancock Financial Services. My responsibilities included developing and directing the sale of John Hancock's variable and fixed annuity products through a diverse distribution network of banks and broker-dealers -- including wirehouses, regional brokerage houses and financial planners.

Mr. Ladner has served as an independent member of John Hancock Funds' Board of Trustees since 1992 and formerly held the position of Senior Vice President and Chief Financial Officer of UGI Corporation, a public utility holding company in Valley Forge, PA, until his retirement in 1998. He brings a wealth of knowledge, experience and leadership and we are delighted to have him serve as Chairman.

Although there has been change in executive-level management, the one thing that never wavers is John Hancock Funds' commitment to placing the needs of our shareholders above all else. We are all dedicated to the task of working with you and your financial advisor to help you reach your long-term financial goals.

Sincerely,

/S/ JAMES A. SHEPHERDSON

James A. Shepherdson,
Chief Executive Officer

This commentary reflects the CEO's views as of June 30, 2004. They are subject to change at any time.

YOUR FUND
AT A GLANCE

The Fund seeks
long-term growth
of capital by nor-
mally investing at
least 80% of its
assets in the
stocks of compa-
nies the managers
regard as "U.S.
Global Leaders."

Over the last six months

* Stocks continued to gain ground thanks to a robust economic recovery and healthy earnings growth.

* The Fund outperformed the broad market and the average large-cap growth fund.

* The Fund's consumer staples and retail holdings posted the best results, while financial stocks lagged.

[Bar chart with heading "John Hancock U.S. Global Leaders Growth Fund." Under the heading is a note that reads "Fund performance for the six months ended June 30, 2004." The chart is scaled in increments of 1% with 0% at the bottom and 5% at the top. The first bar represents the 4.28% total return for Class A. The second bar represents the 3.90% total return for Class B. The third bar represents the 3.90% total return for Class C. The fourth bar represents the 4.52% total return for Class I and the fifth bar represents the 4.09% total return for Class R. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested."]

Top 10 holdings

 6.5%   Dell, Inc.
 6.1%   Staples, Inc.
 5.6%   Microsoft Corp.
 5.0%   Pfizer, Inc.
 5.0%   United Parcel Service, Inc. (Class B)
 4.9%   Home Depot, Inc. (The)
 4.9%   Anheuser-Busch Cos., Inc.
 4.9%   American International Group, Inc.
 4.7%   Colgate-Palmolive Co.
 4.4%   Medtronic, Inc.

As a percentage of net assets on June 30, 2004.

BY GEORGE P. FRAISE, GORDON M. MARCHAND, CFA, CIC, AND ROBERT L. ROHN, PORTFOLIO MANAGERS

MANAGERS'
REPORT

JOHN HANCOCK
U.S. Global Leaders Growth Fund

U.S. stocks rallied during the first six months of 2004, extending their positive performance from 2003. The already-robust economic recovery continued to improve, providing a strong boost to corporate earnings growth. Nonetheless, the stock market struggled to move higher in the face of rising interest rates, surging oil prices and geopolitical friction. As a result, the major stock indexes generally posted single-digit gains for the period.

"...the stock market
 struggled to move
 higher in the face of
 rising interest rates,
 surging oil prices and
 geopolitical friction."

One key market trend that developed during the period was a rotation into quality. Investors began to shun some of the more speculative stocks that had been the market leaders in 2003 and shifted into higher-quality names. Renewed terrorism fears and violence in Iraq contributed to the flight to quality, but valuations also played a role. Investors took profits following the strong performance of lower-quality stocks and looked for more attractive values among highly rated equities.

FUND PERFORMANCE

For the six months ended June 30, 2004, John Hancock U.S. Global Leaders Growth Fund's Class A, Class B, Class C, Class I and Class R shares posted total returns of 4.28%, 3.90%, 3.90%, 4.52% and 4.09%, respectively, at net asset value. The average large-cap growth fund returned 2.35%, according to Lipper, Inc.1, while the Standard & Poor's 500 Index returned 3.44%. Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. See pages six and seven for historical performance information.

WINDS OF CHANGE

The Fund's outperformance of the S&P 500 and its Lipper peer group average resulted from several favorable developments that emerged during the first half of 2004. The first was the rotation into quality mentioned previously. The high-quality companies that comprise the portfolio were direct beneficiaries of this shift in market sentiment.

[Photos of George Fraise, Gordon Marchand and Robert Rohn flush right at top of page.]

Another positive factor was the maturing economic recovery. One sign of a mature economic expansion that surfaced during the quarter was a rebound in job growth, which is usually one of the last segments of the economy to recover. As we mentioned in the previous report six months ago, the Fund tends to lag during the early stages of economic recovery as rapid profit growth provides a greater boost to companies with less stable earnings. However, as the recovery progresses, earnings growth typically flattens out, making profit comparisons more difficult. At this point, high-quality companies that deliver steady, sustainable earnings growth -- such as those in the portfolio -- tend to outperform.

Finally, the companies in the portfolio are well positioned for a rising interest rate environment. The Federal Reserve raised short-term interest rates at the end of the period -- its first rate hike in more than four years -- and long-term rates also rose. Higher rates have an adverse impact on companies that finance their growth with debt. The companies in the portfolio, however, have little debt and generate a substantial amount of cash, so they are largely unaffected by rising rates.

"The shift toward quality
 provided a boost to
 the consumer
 staples sector..."

CONSUMER PRODUCTS SHINE

The shift toward quality provided a boost to the consumer staples sector, and many of the portfolio's top performers came from this segment of the market. In particular, consumer products makers Colgate-Palmolive, Gillette and Procter & Gamble posted double-digit gains in the first half of the year. All three of these companies reported better-than-expected earnings during the period.

Retailers rounded out the portfolio's top five contributors to performance. Coffee retailer Starbucks was the best performer in the portfolio, gaining more than 30% after reporting consistent double-digit same-store sales growth. Given the stock's recent surge (up more than 110% in the last 18 months) and a less-compelling valuation, we have trimmed our Starbucks holdings somewhat. Office supply chain Staples also posted strong results thanks to a rebound in its core customer base of small and mid-sized businesses.

[Table at top left-hand side of page entitled "Top five industry groups." The first listing is Retail 18%, the second is Medical 17%, the third is Computers 12%, the fourth is Cosmetics & personal care 9% and the fifth is Beverages 9%.]

FINANCIALS LAG

The portfolio's financial stocks detracted from performance. State Street, which provides custodial and administrative services to mutual fund companies, declined because up-front costs related to several new contracts put downward pressure on earnings. Marsh & McLennan also fell as a result of problems at its Putnam mutual fund unit. In both cases, however, we believe these are temporary issues that will resolve themselves over time.

[Pie chart at middle of page with heading "Portfolio diversification As a percentage of net assets on 6-30-04." The chart is divided into two sections (from top to left): Common stocks 99% and Short-term investments & other 1%.]

PORTFOLIO CHANGES

The Fund sold one holding and added two more during the first half of 2004. Coincidentally, all three of the companies were in the health-care sector.

In February, we eliminated pharmaceutical giant Merck from the portfolio. Because of recent sales disappointments and little visibility in Merck's drug pipeline, we lacked conviction that the company would be able to return to an above-average earnings growth rate comparable to other portfolio holdings.

The two new additions were Medtronic and Genzyme. Medtronic, a medical technology company, dominates the global market for pacemakers, defibrillators and other medical devices used to treat cardiac disease. It is also the leader in the growing market for orthopedic devices used to treat spinal injuries. Genzyme is a biotechnology firm, and most of its products treat chronic diseases that afflict a small number of patients. By developing drugs for uncommon illnesses, the company is granted exclusive rights to provide treatment, which leads to predictable revenues and low business risk.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "PERIOD'S PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Wrigley followed by an up arrow with the phrase "Rising sales boost chewing-gum maker's profits." The second listing is Johnson & Johnson followed by an up arrow with the phrase "Medical conglomerate raises dividend and earnings forecast." The third listing is Tiffany followed by a down arrow with the phrase "Sales declines in Japan weigh on the jewelry retailer's stock price."]

OUTLOOK

The current market environment appears favorable for companies in the Fund. We have reached a point in both the economic cycle and the corporate profit cycle where high-quality companies with consistent, sustainable earnings growth are likely to become more attractive to investors. One of the great benefits of the portfolio is that its companies produce reliable, above-average earnings growth with a relatively low level of business risk. This is especially reassuring at a time when economic growth is moderating, profit growth is peaking and interest rates are rising. In addition, the valuations of portfolio companies remain compelling relative to the overall market.

"...the valuations of
 portfolio companies remain
 compelling relative to the
 overall market."

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. The managers' statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

A LOOK AT
PERFORMANCE

For the period ended
June 30, 2004


                              Class A      Class B      Class C      Class I 1    Class R 1
Inception date                9-29-95      5-20-02      5-20-02      5-20-02       8-5-03
Average annual returns with maximum sales charge (POP)
One year                         9.02%        8.94%       11.83%       15.36%          --
Five years                      -0.13%          --           --           --           --
Since inception                 11.41%       -0.34%        0.60%        2.23%          --

Cumulative total returns with maximum sales charge (POP)
Six months                      -0.92%       -1.10%        1.85%        4.52%        4.09%
One year                         9.02%        8.94%       11.83%       15.36%          --
Five years                      -0.67%          --           --           --           --
Since inception                157.48%       -0.71%        1.27%        4.77%       16.12%

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5% and Class C shares of 1%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charge is not applicable for Class I or Class R shares. Effective July 15, 2004, the 1% up-front sales charge on Class C shares was eliminated. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

1 For certain types of investors as described in the Fund's Class I share and Class R share prospectuses.

GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in the Standard & Poor's 500 Index.

              Cum Value    Cum Value      S & P
               of $10K       of $10K       500
Plot Date     (No Load)     (W/Load)      Index
9-30-95        $10,000       $9,497      $10,422
12-31-95        10,673       10,136       11,049
6-30-96         12,083       11,475       12,165
12-31-96        13,122       12,461       13,586
6-30-97         16,468       15,639       16,386
12-31-97        18,459       17,530       18,119
6-30-98         22,594       21,457       21,329
12-31-98        24,363       23,137       23,298
6-30-99         25,930       24,625       26,182
12-31-99        26,284       24,961       28,200
6-30-00         26,658       25,316       28,080
12-31-00        27,375       25,997       25,632
6-30-01         25,252       23,981       23,916
12-31-01        25,505       24,221       22,586
6-30-02         24,292       23,069       19,614
12-31-02        21,805       20,708       17,594
6-30-03         23,625       22,436       19,663
12-31-03        26,000       24,692       22,641
6-30-04         27,112       25,748       22,472

Line chart with the heading "GROWTH OF $10,000." Within the chart are three lines. The first line represents the value of the hypothetical $10,000 investment made in the John Hancock U.S. Global Leaders Growth Fund, without sales charge (NAV) and is equal to $27,112 as of June 30, 2004. The second bar represents the same hypothetical $10,000 investment made in the John Hancock U.S. Global Leaders Growth Fund, with sales charge (POP) and is equal to $25,748 as of June 30, 2004. The third line represents the Standard & Poor's 500 Index and is equal to $22,472 as of June 30, 2004.


                              Class B      Class C 1    Class I 2    Class R 2
Period beginning              5-20-02      5-20-02      5-20-02       8-5-03
Without sales charge          $10,229      $10,229      $10,477      $11,612
With maximum sales charge      $9,929      $10,127      $10,477      $11,612
Index                         $10,843      $10,843      $10,843      $12,005

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Fund's Class B, Class C, Class I and Class R shares, respectively, as of June 30, 2004. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

Standard & Poor's 500 Index is an unmanaged index that includes 500 widely traded common stocks.

It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

1 No contingent deferred sales charge applicable.

2 For certain types of investors as described in the Fund's Class I share and Class R share prospectuses.

FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
June 30, 2004
(unaudited)

This schedule is divided into two main categories: common stocks and short-term investments. The common stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.


ISSUER                                                                                         SHARES           VALUE
COMMON STOCKS 98.62%                                                                                     $869,430,338
(Cost $722,302,229)

Beverages 9.26%                                                                                            81,673,160
Anheuser-Busch Cos., Inc.                                                                     797,800      43,081,200
Coca-Cola Co. (The)                                                                           764,500      38,591,960

Business Services 3.91%                                                                                    34,498,650
Automatic Data Processing, Inc.                                                               823,750      34,498,650

Computers 12.09%                                                                                          106,596,591
Dell, Inc.*+                                                                                1,597,250      57,213,495
Microsoft Corp.                                                                             1,729,100      49,383,096

Cosmetics & Personal Care 8.95%                                                                            78,888,463
Colgate-Palmolive Co. +                                                                       711,250      41,572,562
Gillette Co. (The) +                                                                          880,092      37,315,901

Finance 6.84%                                                                                              60,259,948
Marsh & McLennan Cos., Inc. +                                                                 495,200      22,472,176
State Street Corp. +                                                                          770,550      37,787,772

Food 3.44%                                                                                                 30,295,525
Wrigley (Wm.) Jr. Co. +                                                                       480,500      30,295,525

Insurance 4.86%                                                                                            42,857,955
American International Group, Inc.                                                            601,262      42,857,955

Medical 17.34%                                                                                            152,894,462
Abbott Laboratories                                                                           410,150      16,717,714
Genzyme Corp.* +                                                                              371,400      17,578,362
Johnson & Johnson +                                                                           638,300      35,553,310
Medtronic, Inc. +                                                                             795,400      38,751,888
Pfizer, Inc.                                                                                1,292,100      44,293,188

Retail 18.37%                                                                                             161,900,852
Home Depot, Inc. (The)                                                                      1,237,700      43,567,040
Staples, Inc.* +                                                                            1,820,125      53,347,864
Tiffany & Co.                                                                                 810,320      29,860,292
Wal-Mart Stores, Inc.                                                                         665,763      35,125,656

See notes to
financial statements.


8


FINANCIAL STATEMENTS


ISSUER                                                                                         SHARES           VALUE
Retail Restaurants 4.30%                                                                                  $37,950,214
Starbucks Corp.* +                                                                            872,820      37,950,214

Soap & Cleaning Preparations 4.26%                                                                         37,579,932
Procter & Gamble Co. (The) +                                                                  690,300      37,579,932

Transport 5.00%                                                                                            44,034,586
United Parcel Service, Inc. (Class B) +                                                       585,800      44,034,586


                                                                               INTEREST    PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE                                             RATE    (000s OMITTED)           VALUE
SHORT-TERM INVESTMENTS 25.26%                                                                            $222,689,533
(Cost $222,689,533)

Joint Repurchase Agreement 2.75%
Investment in a joint repurchase agreement
transaction with UBS Warburg, Inc. -- Dated
06-30-04, due 07-01-04 (secured by
U.S. Treasury Inflation Indexed Bonds 3.625%
due 04-15-28 and 3.375% due 04-15-32,
U.S. Treasury Inflation Indexed Note 2.000%
due 01-15-14)                                                                  1.300%         $24,249      24,249,000


                                                                                               SHARES
Cash Equivalents 22.51%
AIM Cash Investment Trust**                                                               198,440,533     198,440,533

TOTAL INVESTMENTS 123.88%                                                                              $1,092,119,871

OTHER ASSETS AND LIABILITIES, NET (23.88%)                                                              ($210,541,714)

TOTAL NET ASSETS 100.00%                                                                                 $881,578,157


 + All or a portion of this security is on loan as of June 30, 2004.

 * Non-income-producing security.

** Represents investment of securities lending collateral.

   The percentage shown for each investment category is the total of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.

FINANCIAL STATEMENTS

ASSETS AND
LIABILITIES

June 30, 2004
(unaudited)

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the net
asset value and
the maximum
offering price
per share.

ASSETS
Investments at value (cost $944,991,762)
including $194,723,708 of securities loaned                    $1,092,119,871
Cash                                                                      117
Receivable for shares sold                                          3,618,395
Dividends and interest receivable                                     514,980
Other assets                                                           29,416

Total assets                                                    1,096,282,779

LIABILITIES
Payable for investments purchased                                  14,852,599
Payable for shares repurchased                                        539,905
Payable upon return of securities loaned                          198,440,533
Payable to affiliates
Management fees                                                       584,382
Distribution and service fees                                          69,214
Other                                                                 205,469
Other payables and accrued expenses                                    12,520

Total liabilities                                                 214,704,622

NET ASSETS
Capital paid-in                                                   756,945,518
Accumulated net realized loss on investments                      (20,821,741)
Net unrealized appreciation of investments                        147,128,109
Accumulated net investment loss                                    (1,673,729)

Net assets                                                       $881,578,157

NET ASSET VALUE PER SHARE
Based on net asset values and shares outstanding --
the Fund has an unlimited number of shares
authorized with no par value
Class A ($486,102,503 [DIV] 18,121,293 shares)                         $26.82
Class B ($187,146,227 [DIV] 7,087,690 shares)                          $26.40
Class C ($199,330,069 [DIV] 7,549,062 shares)                          $26.40
Class I ($7,533,836 [DIV] 278,598 shares)                              $27.04
Class R ($1,465,522 [DIV] 54,832 shares)                               $26.73

MAXIMUM OFFERING PRICE PER SHARE
Class A 1 ($26.82 [DIV] 95%)                                           $28.23
Class C 2 ($26.40 [DIV] 99%)                                           $26.67

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

2 The up-front sales charge on Class C shares has been eliminated, effective July 15, 2004.

See notes to
financial statements.

FINANCIAL STATEMENTS

OPERATIONS

For the period ended
June 30, 2004
(unaudited) 1

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in oper-
ating the Fund.
It also shows net
gains (losses) for
the period stated.

INVESTMENT INCOME
Dividends                                                          $4,665,096
Securities lending                                                    122,116
Interest                                                               88,542

Total investment income                                             4,875,754

EXPENSES
Investment management fees                                          2,966,395
Class A distribution and service fees                                 539,108
Class B distribution and service fees                                 870,483
Class C distribution and service fees                                 896,097
Class R distribution and service fees                                   1,514
Class A, B and C transfer agent fees                                  964,205
Class I transfer agent fees                                             1,458
Class R transfer agent fees                                             1,559
Accounting and legal services fees                                    108,302
Registration and filing fees                                           58,504
Custodian fees                                                         46,341
Printing                                                               37,260
Miscellaneous                                                          24,367
Trustees' fees                                                         15,972
Professional fees                                                      14,760
Securities lending fees                                                 2,996

Total expenses                                                      6,549,321

Net investment loss                                                (1,673,567)

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized loss on investments                                     (345,446)
Change in net unrealized appreciation (depreciation)
of Investments                                                     34,697,597

Net realized and unrealized gain                                   34,352,151

Increase in net assets from operations                            $32,678,584

1 Semiannual period from 1-1-04 through 6-30-04.

See notes to
financial statements.

FINANCIAL STATEMENTS

CHANGES IN
NET ASSETS

These Statements
of Changes in
Net Assets show
how the value
of the Fund's
net assets has
changed during
the last two
periods. The dif-
ference reflects
earnings less
expenses, any
investment gains
and losses,
distributions, if
any, paid to
shareholders and
any increase or
decrease in
money share-
holders invested
in the Fund.
                                                     YEAR        PERIOD
                                                    ENDED         ENDED
                                                 12-31-03       6-30-04 1
INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment loss                           ($1,768,767)  ($1,673,567)
Net realized loss                             (11,747,802)     (345,446)
Change in net unrealized
appreciation (depreciation)                   113,898,806    34,697,597

Increase in net assets
resulting from operations                     100,382,237    32,678,584
From Fund share transactions                  254,934,590   127,950,157

NET ASSETS
Beginning of period                           365,632,589   720,949,416

End of period 2                              $720,949,416  $881,578,157

1 Semiannual period from 1-1-04 through 6-30-04. Unaudited.

2 Accumulated net investment loss of $162 and $1,673,729, respectively.

See notes to
financial statements.

FINANCIAL HIGHLIGHTS

FINANCIAL
HIGHLIGHTS


CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                         6-30-99 1   6-30-00 1   6-30-01 1   6-30-02 1,2  12-31-02 1,3    12-31-03     6-30-04 4
PER SHARE OPERATING PERFORMANCE
Net asset value,
beginning of period                   $22.35      $25.65      $26.37      $24.98        $24.03          $21.57      $25.72
Net investment
income (loss) 5                        (0.13)      (0.07)      (0.14)      (0.09)         0.01              -- 6     (0.01)
Net realized and unrealized
gain (loss) on investments              3.43        0.79       (1.25)      (0.86)        (2.47)           4.15        1.11
Total from
investment operations                   3.30        0.72       (1.39)      (0.95)        (2.46)           4.15        1.10
Net asset value,
end of period                         $25.65      $26.37      $24.98      $24.03        $21.57          $25.72      $26.82
Total return 7 (%)                     14.77        2.81       (5.27)      (3.80) 8     (10.24) 8,9      19.24 8      4.28 9

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in millions)                          $1.29         $87         $81        $150          $237            $392        $486
Ratio of expenses
to average net assets (%)               1.31        1.31        1.38        1.37          1.27 10         1.35        1.32 10
Ratio of adjusted expenses
to average net assets 11 (%)              --          --          --        1.40          1.36 10         1.36          --
Ratio of net investment
income (loss) to average
net assets (%)                         (0.66)      (0.23)      (0.54)      (0.36)         0.07 10        (0.02)      (0.09) 10
Portfolio turnover (%)                    14          25           3           3             1              15           6

See notes to
financial statements.

FINANCIAL HIGHLIGHTS

CLASS B SHARES


PERIOD ENDED                         6-30-02 1,12  12-31-02 1,3  12-31-03    6-30-04 4
PER SHARE OPERATING PERFORMANCE
Net asset value,
beginning of period                   $25.81         $24.01        $21.47     $25.41
Net investment loss 5                  (0.02)         (0.07)        (0.18)     (0.11)
Net realized and unrealized gain
(loss) on investments                  (1.78)         (2.47)         4.12       1.10
Total from
investment operations                  (1.80)         (2.54)         3.94       0.99
Net asset value,
end of period                         $24.01         $21.47        $25.41     $26.40
Total return 7 (%)                     (6.97) 8,9    (10.58) 8,9    18.35 8     3.90 9

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in millions)                            $12            $73          $164       $187
Ratio of expenses
to average net assets (%)               2.13 10        2.02 10       2.10       2.07 10
Ratio of adjusted expenses
to average net assets 11 (%)            2.39 10        2.11 10       2.11         --
Ratio of net investment loss
to average net assets (%)              (0.93) 10      (0.67) 10     (0.77)     (0.84) 10
Portfolio turnover (%)                     3              1            15          6

See notes to
financial statements.

FINANCIAL HIGHLIGHTS

CLASS C SHARES


PERIOD ENDED                         6-30-02 1,12  12-31-02 1,3   12-31-03    6-30-04 4
PER SHARE OPERATING PERFORMANCE
Net asset value,
beginning of period                   $25.81         $24.01         $21.47     $25.41
Net investment loss 5                  (0.02)         (0.07)         (0.18)     (0.11)
Net realized and unrealized gain
(loss) on investments                  (1.78)         (2.47)          4.12       1.10
Total from
investment operations                  (1.80)         (2.54)          3.94       0.99
Net asset value,
end of period                         $24.01         $21.47         $25.41     $26.40
Total return 7 (%)                     (6.97) 8,9    (10.58) 8,9     18.35 8     3.90 9

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in millions)                             $6            $49           $160       $199
Ratio of expenses to
average net assets (%)                  2.12 10        2.02 10        2.10       2.07 10
Ratio of adjusted expenses
to average net assets 11 (%)            2.38 10        2.11 10        2.11         --
Ratio of net investment loss
to average net assets (%)              (0.96) 10      (0.67) 10      (0.77)     (0.84) 10
Portfolio turnover (%)                     3              1             15          6

See notes to
financial statements.

FINANCIAL HIGHLIGHTS

CLASS I SHARES


PERIOD ENDED                         6-30-02 1,12  12-31-02 1,3   12-31-03    6-30-04 4
Net asset value,
beginning of period                   $25.81         $24.04         $21.60     $25.87
Net investment income 5                 0.01           0.02           0.10       0.05
Net realized and unrealized gain
(loss) on investments                  (1.78)         (2.46)          4.17       1.12
Total from
investment operations                  (1.77)         (2.44)          4.27       1.17
Net asset value,
end of period                         $24.04         $21.60         $25.87     $27.04
Total return 7 (%)                     (6.86) 8,9    (10.15) 8,9     19.77       4.52 9

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in millions)                             $5             $6             $5         $8
Ratio of expenses to
average net assets (%)                  0.91 10        1.11 10        0.90       0.88 10
Ratio of adjusted expenses to
average net assets 11 (%)               1.17 10        1.20 10          --         --
Ratio of net investment income
to average net assets (%)               0.21 10        0.22 10        0.43       0.35 10
Portfolio turnover (%)                     3              1             15          6

See notes to
financial statements.

FINANCIAL HIGHLIGHTS

CLASS R SHARES

PERIOD ENDED                         12-31-03 12  6-30-04 4

PER SHARE OPERATING PERFORMANCE
Net asset value,
beginning of period                    $23.02      $25.68
Net investment loss 5                   (0.04)      (0.07)
Net realized and unrealized
gain on investments                      2.70        1.12
Total from
investment operations                    2.66        1.05
Net asset value,
end of period                          $25.68      $26.73
Total return 7 (%)                      11.56 9      4.09 9

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in millions)                              -- 13       $1
Ratio of expenses
to average net assets (%)                1.75 10     1.85 10
Ratio of net investment loss
to average net assets (%)               (0.42) 10   (0.57) 10
Portfolio turnover (%)                     15           6

 1 Audited by previous auditor.

 2 Effective May 17, 2002, shareholders of the former U.S. Global Leaders
   Growth Fund became owners of that number of full and fractional shares of Class A shares of the John Hancock U.S. Global Leaders Growth Fund. Additionally, the accounting and performance history of the former U.S. Global Leaders Growth Fund was redesignated as that of Class A of John Hancock U.S. Global Leaders Growth Fund.

 3 Effective 12-31-02, the fiscal year changed from June 30 to December 31.

 4 Semiannual period from 1-1-04 through 6-30-04. Unaudited.

 5 Based on the average of the shares outstanding.

 6 Less than $0.01 per share.

 7 Assumes dividend reinvestment and does not reflect the effect of sales charges.

 8 Total returns would have been lower had certain expenses not been reduced during the periods shown.

 9 Not annualized.

10 Annualized.

11 Does not take into consideration expense reductions during the periods shown.

12 Class B, Class C and Class I shares began operations on 5-20-02 and
   Class R on 8-5-03.

13 Less than $500,000.

See notes to
financial statements.

NOTES TO
STATEMENTS

Unaudited

NOTE A
Accounting policies

John Hancock U.S. Global Leaders Growth Fund (the "Fund") is a non-diversified series of John Hancock Capital Series, an open-end management investment company registered under the Investment Company Act of 1940. The investment objective of the Fund is to achieve long-term growth of capital.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B, Class C, Class I and Class R shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting
policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. Investments in AIM Cash Investment Trust are valued at their net asset value each business day.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of John Hancock Financial Services, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net asset value of the respective classes. Distribution and service fees, if any, and transfer agent fees for Class I and Class R shares, are calculated daily at the class level based on the appropriate net asset value of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate, with other funds managed by the Adviser, in an unsecured line of credit with banks, which permits borrowings of up to $250 million, collectively. Interest is charged to each fund based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit, and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the period ended June 30, 2004.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. At June 30, 2004, the Fund loaned securities having a market value of $194,723,708 collateralized by cash in the amount of $198,440,533. The cash collateral was invested in a short-term instrument. Securities lending expenses are paid by the Fund to the Adviser.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $16,234,149 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The loss carryforward expires as follows: December 31, 2005 -- $524,262, December 31, 2006 -- $1,563,910, December 31, 2007 --
$3,019,154, December 31, 2008 -- $1,608,586, December 31, 2009 --
$651,190 and December 31, 2011 -- $8,867,047.

Dividends, interest
and distributions

Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.

The Fund records distributions to shareholders from net investment income and net realized gains on the ex-dividend date. Distri butions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and
transactions with
affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser at an annual rate of 0.75% of the Fund's average daily net asset value.

The Adviser had agreed to limit the Fund's total expenses, excluding the distribution and service fees, to 0.86% of the Fund's average daily net asset value. There were no expense reductions related to the Fund's total expense limitation during the period ended June 30, 2004. In addition, the Adviser had agreed to limit the Class A expenses to 1.37% of the Class A average daily net asset value. There were no Class A-specific expense reductions during the period ended June 30, 2004. These limitations were terminated, effective May 17, 2004.

The Fund has Distribution Plans with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B, Class C and Class R, pursuant to Rule 12b-1 under the Investment Company Act of 1940, to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.25% of Class A average daily net asset value, 1.00% of Class B and Class C average daily net asset value and 0.50% of Class R average daily net asset value. A maximum of 0.25% of such payments may be service fees, as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances. In addition, under a Service Plan for Class R shares, the Fund pays up to 0.25% of Class R average daily net asset value for certain other services.

Class A shares are assessed up-front sales charges. During the period ended June 30, 2004, JH Funds received net up-front sales charges of $1,010,204 with regard to sales of Class A shares. Of this amount, $155,440 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $768,507 was paid as sales commissions to unrelated broker-dealers and $86,257 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. Prior to July 15, 2004, Class C shares were assessed up-front sales charges. During the period ended June 30, 2004, JH Funds received net up-front sales charges of $167,793 with regard to sales of Class C shares. Of this amount, $164,703 was paid as sales commissions to unrelated broker-dealers and $3,090 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used, in whole or in part, to defray its expenses for providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares. During the period ended June 30, 2004, CDSCs received by JH Funds amounted to $183,081 for Class B shares and $30,086 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. For Class A, Class B and Class C shares, the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of each class's average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses, aggregated and allocated to each class on the basis of its relative net asset value. The Adviser had agreed to limit the Class A, Class B and Class C transfer agent fees to 0.26% of each respective class's average daily net asset value. There were no expense reductions related to this transfer agent fee limitation during the period ended June 30, 2004. This limitation was terminated, effective May 17, 2004. For Class I shares, the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of Class I average daily net asset value. For Class R shares, the Fund pays a monthly transfer agent fee at an annual rate of 0.05% of the Class R average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses. Signature Services agreed to voluntarily reduce the Fund's asset-based portion of the transfer agent fee if the total transfer agent fee exceeds the Lipper, Inc. median transfer agency fee for comparable mutual funds by 0.05%. There were no transfer agent fee reductions related to this transfer agent fee limitation during the period ended June 30, 2004. Signature Services reserves the right to terminate this limitation at any time.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the period amounted to $108,302. The Fund also paid the Adviser the amount of $849 for certain publishing services, included in the printing fees.

The Adviser and other subsidiaries of JHLICo. owned 4,344 Class R shares of beneficial interest of the Fund on June 30, 2004.

Mr. James A. Shepherdson is a director and/or officer of the Adviser and/or its affiliates, as well as Trustee of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

This listing illustrates the number of Fund shares sold and repurchased during the last three periods, along with the corresponding dollar value.


                                 YEAR ENDED 12-31-03          PERIOD ENDED 6-30-04 1
                              SHARES          AMOUNT        SHARES          AMOUNT
CLASS A SHARES
Sold                      10,923,460    $252,877,518     5,102,589    $133,540,709
Repurchased               (6,664,645)   (155,946,301)   (2,240,214)    (58,495,456)
Net increase               4,258,815     $96,931,217     2,862,375     $75,045,253

CLASS B SHARES
Sold                       4,086,870     $93,135,551     1,335,260     $34,450,264
Repurchased               (1,037,458)    (23,901,422)     (704,261)    (18,148,415)
Net increase               3,049,412     $69,234,129       630,999     $16,301,849

CLASS C SHARES
Sold                       4,687,309    $107,419,289     1,841,284     $47,457,831
Repurchased                 (693,363)    (16,065,967)     (570,254)    (14,680,290)
Net increase               3,993,946     $91,353,322     1,271,030     $32,777,541

CLASS I SHARES
Sold                         150,664      $3,448,808       120,319      $3,177,655
Repurchased                 (255,701)     (6,139,036)      (25,548)       (676,974)
Net increase (decrease)     (105,037)    ($2,690,228)       94,771      $2,500,681

CLASS R SHARES 2
Sold                           4,593        $106,150        52,647      $1,388,347
Repurchased                       --              --        (2,408)        (63,514)
Net increase                   4,593        $106,150        50,239      $1,324,833

NET INCREASE              11,201,729    $254,934,590     4,909,414    $127,950,157

1 Semiannual period from 1-1-04 through 6-30-04. Unaudited.

2 Class R shares began operations on 8-05-03.

NOTE D
Investment
transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the period ended June 30, 2004, aggregated $172,756,499 and $43,534,829, respectively.

The cost of investments owned on June 30, 2004, including short-term investments, for federal income tax purposes, was $948,892,102. Gross unrealized appreciation and depreciation of investments aggregated $143,426,488 and $198,719, respectively, resulting in net unrealized appreciation of $143,227,769. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on certain sales of securities.

OUR FAMILY
OF FUNDS

-------------------------------------------------------
Equity                Balanced Fund
                      Classic Value Fund
                      Core Equity Fund
                      Focused Equity Fund
                      Growth Trends Fund
                      International Fund
                      Large Cap Equity Fund
                      Large Cap Growth Fund
                      Large Cap Select Fund
                      Mid Cap Growth Fund
                      Multi Cap Growth Fund
                      Small Cap Equity Fund
                      Small Cap Growth Fund
                      Sovereign Investors Fund
                      U.S. Global Leaders Growth Fund

-------------------------------------------------------
Sector                Biotechnology Fund
                      Financial Industries Fund
                      Health Sciences Fund
                      Real Estate Fund
                      Regional Bank Fund
                      Technology Fund

-------------------------------------------------------
Income                Bond Fund
                      Government Income Fund
                      High Income Fund
                      High Yield Fund
                      Investment Grade Bond Fund
                      Strategic Income Fund

-------------------------------------------------------
Tax-Free Income       California Tax-Free Income Fund
                      High Yield Municipal Bond Fund
                      Massachusetts Tax-Free Income Fund
                      New York Tax-Free Income Fund
                      Tax-Free Bond Fund

-------------------------------------------------------
Money Market          Money Market Fund
                      U.S. Government Cash Reserve

For more complete information on any John Hancock fund and a prospectus, which includes charges and expenses, call your financial professional, or John Hancock Funds at 1-800-225-5291. Please read the prospectus carefully before investing or sending money.

ELECTRONIC
DELIVERY

Now available from
John Hancock Funds

Instead of sending annual and semiannual reports and prospectuses through the U.S. mail, we'll notify you by e-mail when these documents are available for online viewing.

How does electronic delivery benefit you?

* No more waiting for the mail to arrive; you'll receive an e-mail notification as soon as the document is ready for online viewing.

* Reduces the amount of paper mail you receive from John Hancock Funds.

* Reduces costs associated with printing and mailing.

Sign up for electronic delivery today at www.jhancock.com/funds/edelivery

FOR YOUR
INFORMATION

TRUSTEES

Charles L. Ladner, Chairman*
Dennis S. Aronowitz
Richard P. Chapman, Jr.
William J. Cosgrove
Richard A. Farrell
William F. Glavin*
Dr. John A. Moore*
Patti McGill Peterson*
John W. Pratt
James A. Shepherdson

*Members of the Audit Committee

OFFICERS

James A. Shepherdson
President and
Chief Executive Officer

Richard A. Brown
Senior Vice President
and Chief Financial Officer

Susan S. Newton
Senior Vice President
and Secretary

William H. King
Vice President and Treasurer

INVESTMENT ADVISER

John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

SUBADVISER

Sustainable Growth Advisers, LP
3 Stamford Plaza
301 Tresser Boulevard, Suite 1310
Stamford, CT 06901

PRINCIPAL DISTRIBUTOR

John Hancock Funds, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN

The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL

Wilmer Cutler Pickering
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

HOW TO
CONTACT US

On the Internet                   www.jhfunds.com

By regular mail                   John Hancock Signature Services, Inc.
                                  1 John Hancock Way, Suite 1000
                                  Boston, MA 02217-1000

By express mail                   John Hancock Signature Services, Inc.
                                  Attn: Mutual Fund Image Operations
                                  529 Main Street
                                  Charlestown, MA 02129

Customer service
representatives                   1-800-225-5291

24-hour automated information     1-800-338-8080

TDD line                          1-800-554-6713

The Fund's proxy voting policies and procedures are available without charge, upon request:

By phone                          1-800-225-5291

On the Fund's Web site            www.jhfunds.com/proxy

On the SEC's Web site             www.sec.gov

[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-554-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

Now available: electronic delivery
www.jhancock.com/funds/edelivery

This report is for the information of
the shareholders of the John Hancock
U.S. Global Leaders Growth Fund.

260SA  6/04
       8/04

----------------------------------------------------- -------------------------------------------------------
John Hancock Balanced Fund                            John Hancock Massachusetts Tax-Free Income Fund
----------------------------------------------------- -------------------------------------------------------
John Hancock Biotechnology Fund                       John Hancock Mid Cap Growth Fund
----------------------------------------------------- -------------------------------------------------------
John Hancock California Tax-Free Income Fund          John Hancock Money Market Fund
----------------------------------------------------- -------------------------------------------------------
John Hancock Classic Value Fund                       John Hancock Multi Cap Growth Fund
----------------------------------------------------- -------------------------------------------------------
John Hancock Core Equity Fund                         John Hancock New York Tax-Free Income Fund
----------------------------------------------------- -------------------------------------------------------
John Hancock Financial Industries Fund                John Hancock Real Estate Fund
----------------------------------------------------- -------------------------------------------------------
John Hancock Focused Equity Fund                      John Hancock Regional Bank Fund
----------------------------------------------------- -------------------------------------------------------
John Hancock Growth Trends Fund                       John Hancock Small Cap Equity Fund
----------------------------------------------------- -------------------------------------------------------
John Hancock Health Sciences Fund                     John Hancock Small Cap Growth Fund
----------------------------------------------------- -------------------------------------------------------
John Hancock High Yield Municipal Bond Fund           John Hancock Sovereign Investors Fund
----------------------------------------------------- -------------------------------------------------------
John Hancock Independence Diversified Core Equity     John Hancock Tax-Free Bond Fund
Fund II
----------------------------------------------------- -------------------------------------------------------
John Hancock International Fund                       John Hancock Technology Fund
----------------------------------------------------- -------------------------------------------------------
John Hancock Large Cap Equity Fund                    John Hancock U.S. Global Leaders Growth Fund
----------------------------------------------------- -------------------------------------------------------
John Hancock Large Cap Growth Fund                    John Hancock U.S. Government Cash Reserve
----------------------------------------------------- -------------------------------------------------------
John Hancock Large Cap Select Fund
----------------------------------------------------- -------------------------------------------------------

            Supplement to Current Statement of Additional Information


Description of the Fund's Shares

The last paragraph in the "Description of the Fund's Shares" section has been deleted and replaced with the following:

"Shares of the Fund generally may be sold only to U.S. citizens, U.S. residents, and U.S. domestic corporations, partnerships, trusts or estates."


October 1, 2004

MFSAIS 10/04

                  JOHN HANCOCK U.S. GLOBAL LEADERS GROWTH FUND
              Class A, Class B, Class C, Class I and Class R Shares
                       Statement of Additional Information


                     March 1, 2004 as revised July 15, 2004


This Statement of Additional Information provides information about John Hancock U.S. Global Leaders Growth Fund (the "Fund") in addition to the information that is contained in the combined John Hancock Equity Funds current Prospectus for Class A, B and C and in the Fund's current Class I share and Class R share prospectuses (the "Prospectuses"). The Fund is a non-diversified series of John Hancock Capital Series (the "Trust").

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus. This Statement of Additional Information incorporates by reference the Fund's Annual Report. A copy of the Prospectus or Annual Report can be obtained free of charge by writing or telephoning:

                      John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1000
                        Boston, Massachusetts 02217-1000
                                 1-800-225-5291

                                TABLE OF CONTENTS
                                                                            Page

Organization of the Fund ..................................................    2
Investment Objective and Policies .........................................    2
Investment Restrictions ...................................................    8
Those Responsible for Management ..........................................   10
Investment Advisory and Other Services ....................................   18
Distribution Contracts ....................................................   23
Sales Compensation ........................................................   25
Net Asset Value ...........................................................   28
Initial Sales Charge on Class A Shares ....................................   28
Deferred Sales Charge on Class B and Class C Shares .......................   31
Eligible Investors for Class R Shares .....................................   35
Special Redemptions .......................................................   35
Additional Services and Programs ..........................................   35
Purchase and Redemptions through Third Parties ............................   37
Description of the Fund's Shares ..........................................   37
Tax Status ................................................................   39
Calculation of Performance ................................................   43
Brokerage Allocation ......................................................   46
Transfer Agent  Services ..................................................   49
Custody of Portfolio ......................................................   50
Independent Auditors ......................................................   50
Fund Securities ...........................................................   50
Appendix A- Description of Investment Risk ................................  A-1
Appendix B-Description of Bond Ratings ....................................  B-1
Appendix C-Proxy Voting Summary ...........................................  C-1
Financial Statements ......................................................  F-1

ORGANIZATION OF THE FUND

The Fund is a series of the Trust, an open-end investment management company organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts. The Fund is the successor to U.S. Global Leaders Growth Fund, a series of Professionally Managed Portfolios, a Massachusetts business trust. On May 17, 2002, the Fund acquired all of the assets of U.S. Global Leaders Growth Fund pursuant to an agreement and plan of reorganization (the "Reorganization") in exchange for Class A shares of the fund and the assumption of certain liabilities of U.S. Global Leaders Growth Fund.

John Hancock Advisers, LLC (prior to February 1, 2002, John Hancock Advisers, Inc.) (the "Adviser") is the Fund's investment adviser. The Adviser is a wholly owned subsidiary of John Hancock Financial Services, Inc., a subsidiary of Manulife Financial Corporation ("Manulife Financial"). Founded in 1862, John Hancock Financial Services and its subsidiaries today offer a broad range of financial products and services, including whole, term, variable, and universal life insurance, as well as college savings products, mutual funds, fixed and variable annuities, long-term care insurance and various forms of business insurance.

Manulife Financial, is the fifth largest life insurer in the world, and the second largest in North America, based on market capitalization as of April 27, 2004. Manulife Financial is a leading Canadian-based financial services group serving millions of customers in 19 countries and territories worldwide. Pro forma funds under management by Manulife Financial and its subsidiaries, including John Hancock, were US$271.6 billion (Cdn$355.9 billion) as of March 31, 2004.

Manulife Financial Corporation trades as `MFC' on the TSX, NYSE and PSE, and under `0945' on the SEHK.

INVESTMENT OBJECTIVE AND POLICIES

The following information supplements the discussion of the Fund's investment objective and policies discussed in the Prospectus. Appendix A contains further information describing investment risks. The investment objective is non-fundamental and may be changed by the Trustees without shareholder approval. There is no assurance that the Fund will achieve its investment objective.

The Fund's investment objective is long-term growth of capital. The Fund invests primarily in common stocks of "U.S. Global Leaders." Under normal market conditions, at least 80% of the Fund's assets will be invested in stocks of companies the Portfolio Managers regard as U.S. Global Leaders.

The Portfolio Managers consider U.S. Global Leaders to be U.S. companies with multinational operations that typically exhibit the following key sustainable growth characteristics: i) Hold leading market shares of their relevant industries, and hence possess the pricing flexibility that results in high profit margins and high investment returns. ii) Supply consumable products or services so that their revenue streams are recurring. The Portfolio Managers believe that The Fund's investment objective is long-term growth of capital. The Fund invests primarily in common stocks of "U.S. Global Leaders." Under normal market conditions, at least 80% of the Fund's assets will be invested in stocks of companies the Portfolio Managers regard as U.S. companies with these characteristics should have relatively low business risk and relatively high sustainability of earnings growth. The Portfolio Managers believe that leading multi-national companies traded publicly in U.S. securities markets have a number of advantages that make them attractive investments. U.S. capital markets are large and liquid. Accounting practices are consistent and well regulated. Currency and political risks are minimized, and the costs associated with investing abroad are reduced.

Companies that have leading positions in growing markets in the U.S. and other developed countries and also derive a significant portion of their profits in fast-growing emerging markets are relatively limited in number at this time. Because of the difficulty and expense in building broad-based distribution in newer global markets, it appears likely that the number of such companies will not expand rapidly. Thus, the Management Team believes that the stocks of multi-national companies that can sustain superior global earnings growth are likely to be accorded premium relative valuations.

With respect to the Fund's policy of investing at least 80% of its Assets in Global Leaders, "Assets" means net assets plus the amount of any borrowings for investment purposes. Also, with respect to this 80% investment policy, the Fund will notify shareholders at least 60 days prior to any change in this policy.

The Fund's investment policy is to seek to identify companies with superior long-term earnings prospects and to continue to own them as long as the Portfolio Managers believe such companies continue to enjoy favorable prospects for capital growth and that they are not overvalued in the marketplace.

Unlike mutual funds that are classified as "global" funds, the Fund does not have a principal investment policy that calls for foreign investing. The Fund is non-diversified. The Fund anticipates that its portfolio turnover rate will not normally exceed 25%. This means that the Fund has the potential to be a tax efficient investment. This should result in the realization and distribution to shareholders of lower capital gains, which would be considered tax efficient. This anticipated lack of frequent trading can also lead to lower transaction costs, which could help to improve the Fund's performance.

Under normal market conditions, the Fund will stay fully invested in stocks. However, in abnormal circumstances, such as situations where the Fund experiences large cash inflows or anticipates unusually large redemptions, and in abnormal market, economic, political, or other conditions, the Fund may temporarily depart from its principal investment strategies by making short-term investments in cash equivalents.

Non-Diversification: The Fund has elected "non-diversified" status under the Investment Company Act of 1940 and may invest more than 5% of total assets in securities of a single company. However, the Fund intends to comply with the diversification standards applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended. In order to meet these standards, among other requirements, at the close of each quarter of its taxable year (a) at least 50% of the value of the Fund's total assets must be represented by one or more of the following: (i) cash and cash items, including receivables; (ii) U.S. Government securities; (iii) securities of other regulated investment companies; and (iv) securities (other than those in items
(ii) and (iii) above) of any one or more issuers as to which the Fund's investment in an issuer does not exceed 5% of the value of the Fund's total assets (valued at time of purchase); and (b) not more than 25% of its total assets (valued at time of purchase) may be invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).

The Fund's strategy of investing in a limited number of stocks may increase the volatility of the Fund's investment performance. If the stocks the Fund invests in perform poorly, the Fund could incur greater losses than if it had invested in a larger number of stocks. As a result, the net asset value of the Fund can be expected to fluctuate more than the net asset value of a comparable "diversified" fund.

Investment Companies. The Fund may invest in shares of other invest companies in pursuit of its investment objective. This may include investment in money market mutual funds in connection with the Fund's management of daily cash positions. In addition to the advisory and operational fees the Fund bears directly in connection with its own operation, the Fund and its shareholders will also bear the pro rata portion of each other investment company's advisory and operational expenses.

Risks of Multinational Companies: Because the Fund invests primarily in the securities of companies with foreign business operations, the Fund may be riskier than Funds that focus on companies with primarily U.S. operations. Multinational companies may face certain political and economic risks, such as foreign controls over currency exchange; restrictions on monetary repatriation; possible seizure, nationalization or expropriation of assets; and political, economic or social instability. These risks are greater for companies with significant operations in developing countries.

Foreign Investments. The Fund is permitted to invest up to 25% of its net assets in foreign companies, (although the level of such investment is not expected to exceed 15% under normal circumstances.) The Fund intends to invest primarily in large capitalization, well established foreign issuers the securities of which are traded in the U.S., and which present their financial data in accordance with generally accepted accounting principles in the U.S.

American Depositary Receipts. The Fund may invest its assets in securities of foreign issuers in the form of ADRs, which are receipts for the shares of a foreign-based corporation. The Fund treats ADRs as interests in the underlying securities for purposes of its investment policies. A purchaser of an unsponsored ADR may not have unlimited voting rights and may not receive as much information about the issuer of the underlying securities as with a sponsored ADR.

Foreign Currency Transactions. The Fund may engage in foreign currency transactions. Foreign currency transactions may be conducted on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market.

The Fund may also enter into forward foreign currency exchange contracts to hedge against fluctuations in currency exchange rates affecting a particular transaction or portfolio position. Forward contracts are agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities quoted or denominated in the same or related foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in the same or related foreign currencies. The Fund may elect to hedge less than all of its foreign portfolio positions as deemed appropriate by the Adviser. The Fund will not engage in speculative forward foreign currency exchange transactions.

If the Fund purchases a forward contract, the Fund will segregate cash or liquid securities in a separate account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of such forward contract. The assets in the segregated account will be valued at market daily and if the value of the securities in the separate account declines, additional cash or securities will be placed in the account so that the value of the account will be equal the amount of the Fund's commitment with respect to such contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency rises. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

Risks of Foreign Securities. Investments in foreign securities may involve a greater degree of risk than those in domestic securities. There is generally less publicly available information about foreign companies in the form of reports and ratings similar to those that are published about issuers in the United States. Also, foreign issuers are generally not subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to United States issuers.

Because foreign securities may be denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Fund's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities, and any net investment income and gains that the Fund distributes to shareholders. Securities transactions undertaken in some foreign markets may not be settled promptly so that the Fund's investments on foreign exchanges may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement.

Foreign securities will be purchased in the best available market, whether through over-the-counter markets or exchanges located in the countries where principal offices of the issuers are located. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign issuers are less liquid and more volatile than securities of comparable United States issuers. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on United States exchanges, although the Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed issuers than in the United States.

With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, expropriation, nationalization or confiscatory taxation limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States' economy in terms of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

The dividends, in some cases capital gains and interest payable on certain of the Fund's foreign portfolio securities, may be subject to foreign withholding or other foreign taxes, thus reducing the net amount of income or gains available for distribution to the Fund's shareholders.

Borrowing. The Fund may borrow money from banks in an aggregate amount not to exceed one-third of the value of the Fund's total assets to meet temporary or emergency purposes, and may pledge its assets in connection with such borrowings.

Repurchase Agreements. In a repurchase agreement the Fund buys a security for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S.

Government securities. The Adviser will continuously monitor the creditworthiness of the parties with whom the Fund enters into repurchase agreements.

The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible subnormal levels of income decline in value of the underlying securities or lack of access to income during this period and the expense of enforcing its rights.

Reverse Repurchase Agreements and Other Borrowings. The Fund may also enter into reverse repurchase agreements which involve the sale of U.S. Government securities held in its portfolio to a bank with an agreement that the Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the Fund. Reverse repurchase agreements involve the risk that the market value of securities purchased by the Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. The Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. To minimize various risks associated with reverse repurchase agreements, the Fund will establish and maintain a separate account consisting of liquid securities, of any type or maturity, in an amount at least equal to the repurchase prices of the securities (plus any accrued interest thereon) under such agreements.

The Fund will not enter into reverse repurchase agreements and other borrowings except from banks as a temporary measure for extraordinary emergency purposes in amounts not to exceed 33 1/3% of the Fund's total assets (including the amount borrowed) taken at market value. The Fund will not use leverage to attempt to increase total return. The Fund will enter into reverse repurchase agreements only with federally insured banks which are approved in advance as being creditworthy by the Trustees. Under procedures established by the Trustees, the Advisers will monitor the creditworthiness of the banks involved.

Restricted Securities. The Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933 ("1933 Act"), including commercial paper issued in reliance on Section 4(2) of the 1933 act and securities offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. The Fund will not invest more than 15% of its net assets in illiquid investments. If the Trustees determine, based upon a continuing review of the trading markets for specific Section 4(2) paper or Rule 144A securities, that they are liquid, they will not be subject to the 15% limit on illiquid investments. The Trustees have adopted guidelines and delegated to the Adviser the daily function of determining the monitoring and liquidity of restricted securities. The Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Trustees will carefully monitor the Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund if qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

Lending of Securities. The Fund may lend portfolio securities to brokers, dealers, and financial institutions if the loan is collateralized by cash or U.S. Government securities according to applicable regulatory requirements. The Fund may reinvest any cash collateral in short-term securities and money market funds. When the Fund lends portfolio securities, there is a risk that the borrower may fail to return the securities involved in the transaction. As a result, the Fund may incur a loss or, in the event of the borrower's bankruptcy, the Fund may be delayed in or prevented from liquidating the collateral. It is a fundamental policy of the Fund not to lend portfolio securities having a total value exceeding 33 1/3% of its total assets.

Rights and Warrants. The Fund may purchase warrants and rights which are securities permitting, but not obligating, their holder to purchase the underlying securities at a predetermined price, subject to the Fund's Investment Restrictions. Generally, warrants and stock purchase rights do not carry with them the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants and rights may be considered to entail greater investment risk than certain other types of investments. In addition, the value of warrants and rights does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or prior to their expiration date. Investment in warrants and rights increases the potential profit or loss to be realized from the investment of a given amount of the Fund's assets as compared with investing the same amount in the underlying stock.

Short Sales. The Fund may engage in short sales "against the box". In a short sale against the box, the Fund agrees to sell at a future date a security that it either contemporaneously owns or has the right to acquire at no extra cost. If the price of the security has declined at the time the Fund is required to deliver the security, the Fund will benefit from the difference in the price. If the price of the security has increased, the Fund will be required to pay the difference.

Forward Commitment and When-Issued Securities. The Fund may purchase securities on a when-issued or forward commitment basis. "When-issued" refers to securities whose terms are available and for which a market exists, but which have not been issued. The Fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.

When the Fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the Fund's losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued or forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

On the date the Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the Fund will segregate in a separate account cash or liquid securities, of any type or maturity, equal in value to the Fund's commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns.

Certificates of Deposit, Bankers' Acceptances and Time Deposits. The Fund may acquire certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds Deposited in a commercial bank for a definite period of time and earning a Specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific Merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers' acceptances acquired by the Fund will be dollar-denominated obligations of domestic banks, savings and loan associations or financial institutions which, at the time of purchase, have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government. In addition to purchasing certificates of deposit and bankers' acceptances, to the extent permitted under its investment objective and policies stated above and in its prospectus, the Fund may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Commercial Paper and Short-Term Notes. The Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturates of less than nine months and fixed rates of return, although such instruments may have maturates of up to one year. Commercial paper and short-term notes will consist of issues rated at the time of purchase "A-2" or higher by Standard & Poor's Ratings Group, "Prime-1" or "Prime-2" by Moody's Investors Service, Inc., or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Adviser to be of comparable quality. These rating symbols are described in the Appendix.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions. The following investment restrictions will not be changed without the approval of a majority of the Fund's outstanding voting securities which, as used in the Prospectus and this Statement of Additional Information, means the approval by the lesser of (1) the holders of 67% or more of the Fund's shares represented at a meeting if more than 50% of the Fund's outstanding shares are present in person or by proxy at that meeting or (2) more than 50% of the Fund's outstanding shares.

The Fund may not:

1. Issue senior securities, except as permitted by the Fund's fundamental investment restrictions on borrowing, lending and investing in commodities, and as otherwise permitted under the 1940 Act. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the deferral of trustees' fees, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments, forward foreign exchange contracts and repurchase agreements entered into in accordance with the Fund's investment policies are not deemed to be senior securities.

2. Borrow money, except: (i) for temporary or short-term purposes or for the clearance of transactions in amounts not to exceed 33 1/3% of the value of the fund's total assets (including the amount borrowed) taken at market value; (ii) in connection with the redemption of fund shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets, (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets; (iv) in connection with entering into reverse repurchase agreements and dollar rolls, but only if after each such borrowing there is asset coverage of at least 300% as defined in the 1940 Act; and (v) as otherwise permitted under the 1940 Act. For purposes of this investment restriction, the deferral of trustees' fees and transactions in short sales, futures contracts, options on futures contracts, securities or indices and forward commitment transactions shall not constitute borrowing.

3. Act as an underwriter, except to the extent that in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933.

4. Purchase, sell or invest in real estate, but subject to its other investment policies and restrictions may invest in securities of companies that deal in real estate or are engaged in the real estate business. These companies include real estate investment trusts and securities secured by real estate or interests in real estate. The fund may hold and sell real estate acquired through default, liquidation or other distributions of an interest in real estate as a result of the fund's ownership of securities.

5. Invest in commodities or commodity futures contracts, other than financial derivative contracts. Financial derivatives include forward currency contracts; financial futures contracts and options on financial futures contracts; options and warrants on securities, currencies and financial indices; swaps, caps, floors, collars and swaptions; and repurchase agreements entered into in accordance with the fund's investment policies.

6. Make loans, except that the fund may (i) lend portfolio securities in accordance with the fund's investment policies up to 33 1/3% of the Fund's total assets taken at market value, (ii) enter into repurchase agreements, and (iii) purchase all or a portion of an issue of publicly distributed debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

7. Purchase the securities of issuers conducting their principal activity in the same industry if, immediately after such purchase, the value of its investments in such industry would exceed 25% of its total assets taken at market value at the time of such investment. This limitation does not apply to investments in obligations of the U.S. Government or any of its agencies, instrumentalities or authorities.

Non-Fundamental Investment Restrictions. The following investment restrictions are designated as non-fundamental and may be changed by the Trustees without shareholder approval.

1. Purchase a security if, as a result, (i) more than 10% of the fund's total assets would be invested in the securities of other investment companies,
     (ii) the fund would hold more than 3% of the total outstanding voting securities of any one investment company, or (iii) more than 5% of the Fund's total assets would be invested in the securities of any one investment company. These limitations do not apply to (a) the investment of cash collateral, received by the fund in connection with lending of the fund's portfolio securities, in the securities of open-end investment companies or (b) the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or purchase of substantially all of the assets of another investment company. Subject to the above percentage limitations, the fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees/Directors, purchase securities of other investment companies within the John Hancock Group of Funds.

2. Invest in the securities of an issuer for the purpose of exercising control or management.

3. Purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions.

4.   Invest more than 15% of its net assets in securities which are illiquid.

Except with respect to borrowing money, if a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value of the Fund's assets will not be considered a violation of the restriction.

The Fund will invest only in countries on the Adviser's Approved Country Listing. The Approved Country Listing is a list maintained by the Adviser's investment department that outlines all countries, including the United States, that have been approved for investment by Funds managed by the Adviser.

If allowed by the Fund's other investment policies and restrictions, the Fund may invest up to 5% of its total assets in Russian equity securities and up to 10% of its total assets in Russian fixed income securities. All Russian securities must be: (1) denominated in U.S. or Canadian dollars, euros, sterling, or yen; (2) traded on a major exchange; and (3) held physically outside of Russia.

THOSE RESPONSIBLE FOR MANAGEMENT

The business of the Fund is managed by its Trustees, including certain Trustees who are not "interested persons" of the Fund or the Trust (as defined by the Investment Company Act of 1940) (the "Independent Trustees"), who elect officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Trustees. Several of the officers and Trustees of the Fund are also officers or Directors of the Adviser, or officers and Directors of the Fund's principal distributor, John Hancock Funds, LLC (prior to February 1, 2002, John Hancock Funds, Inc.) ("John Hancock Funds").

---------------------------------------------------------------------------------------------------------------------
                                                                                                       Number of
                                                                                                       John Hancock
                             Position(s)   Trustee/       Principal Occupation(s) and other            Funds
Name, Address (1)            Held with     Officer        Directorships                                Overseen by
And Age                      Fund          since(2)       During Past 5 Years                          Trustee
---------------------------------------------------------------------------------------------------------------------
Independent Trustees
---------------------------------------------------------------------------------------------------------------------
Charles L. Ladner            Chairman      2004           Chairman and Trustee, Dunwoody Village,      49
Born:  1938                  and Trustee                  Inc. (continuing care retirement
                                                          community); Senior Vice President and
                                                          Chief Financial Officer, UGI Corporation
                                                          (Public Utility Holding Company) (retired
                                                          1998); Vice President and Director for
                                                          AmeriGas, Inc. (retired 1998); Director of
                                                          AmeriGas Partners, L.P. (until 1997)(gas
                                                          distribution); Director, EnergyNorth, Inc.
                                                          (until 1995); Director, Parks and History
                                                          Association (since 2001).

---------------------------------------------------------------------------------------------------------------------
Dennis S. Aronowitz          Trustee       2002           Professor of Law, Emeritus, Boston           20
Born:  1931                                               University School of Law (as of 1996);
                                                          Director, Brookline Bancorp.

---------------------------------------------------------------------------------------------------------------------
Richard P. Chapman, Jr.      Trustee       2002           President and Chief Executive Officer,       20
Born:  1935                                               Brookline Bancorp., Inc.  (lending) (since
                                                          1972); Chairman and Director, Lumber
                                                          Insurance Co. (insurance) (until 2000);
                                                          Chairman and Director, Northeast
                                                          Retirement Services, Inc. (retirement
                                                          administration) (since 1998).

---------------------------------------------------------------------------------------------------------------------
William J. Cosgrove          Trustee       2002           Vice President, Senior Banker and Senior     20
Born:  1933                                               Credit Officer, Citibank, N.A. (banking)
                                                          (retired 1991); Executive Vice President,
                                                          Citadel Group Representatives, Inc.
                                                          (financial reinsurance);  Director, Hudson
                                                          City Bancorp (banking); Trustee,
                                                          Scholarship Fund for Inner City Children
                                                          (since 1986).

---------------------------------------------------------------------------------------------------------------------

(1) Business address for independent and non-independent Trustee and officers is 101 Huntington Avenue, Boston, Massachusetts 02199.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Non-Independent Trustee: holds positions with the Fund's investment adviser, underwriter, and or certain other affiliates.

---------------------------------------------------------------------------------------------------------------------
                                                                                                       Number of
                                                                                                       John Hancock
                             Position(s)   Trustee/       Principal Occupation(s) and other            Funds
Name, Address (1)            Held with     Officer        Directorships                                Overseen by
And Age                      Fund          since(2)       During Past 5 Years                          Trustee
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
Richard A. Farrell           Trustee       2002           President, Farrell, Healer & Co., Inc.,      20
Born:  1932                                               (venture capital management firm)(since
                                                          1980) and General Partner of the Venture
                                                          Capital Fund of NE; (since 1980); Trustee,
                                                          Marblehead Savings Bank (since 1994).
                                                          Prior to 1980, headed the venture capital
                                                          group at Bank of Boston Corporation.

-----------------------------------------------------------------------------------------------------------------------
William F. Glavin            Trustee       2002           President Emeritus, Babson College (as of    20
Born:  1932                                               1998); Vice Chairman, Xerox Corporation
                                                          (until 1989); Director, Reebok, Inc.
                                                          (until 2002) and Inco Ltd. (until 2002).

-----------------------------------------------------------------------------------------------------------------------
John A. Moore                Trustee       2002           President and Chief Executive Officer,       30
Born:  1939                                               Institute for Evaluating Health Risks,
                                                          (nonprofit institution) (until 2001);
                                                          Senior Scientist, Sciences International
                                                          (health research)(since 1998); Principal,
                                                          Hollyhouse (consulting)(since 2000);
                                                          Director, CIIT(nonprofit research) (since
                                                          2002).

-----------------------------------------------------------------------------------------------------------------------
Patti McGill Peterson        Trustee       2002           Executive Director, Council for              30
Born:  1943                                               International Exchange of Scholars (since
                                                          1998); Vice President, Institute of
                                                          International Education (since 1998);
                                                          Senior Fellow, Cornell Institute of Public
                                                          Affairs, Cornell University (until 1997);
                                                          President Emerita of Wells College and St.
                                                          Lawrence University; Director, Niagara
                                                          Mohawk Power Corporation (electric
                                                          utility); Director, Ford Foundation,
                                                          International Fellowships Program (since
                                                          2002); Director, Lois Roth Endowment
                                                          (since 2002); Director, Council for
                                                          International Exchange (since 2003);
                                                          Advisory Board, UNCF, Global Partnerships
                                                          Center (since 2002).

-----------------------------------------------------------------------------------------------------------------------
John W. Pratt                Trustee       2002           Professor of Business Administration         20
Born:  1931                                               Emeritus, Harvard University Graduate
                                                          School of Business Administration (as
                                                          of 1998).
-----------------------------------------------------------------------------------------------------------------------

(1) Business address for independent and non-independent Trustee and officers is 101 Huntington Avenue, Boston, Massachusetts 02199.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Non-Independent Trustee: holds positions with the Fund's investment adviser, underwriter, and or certain other affiliates.

---------------------------------------------------------------------------------------------------------------------
                                                                                                       Number of
                                                                                                       John Hancock
                             Position(s)      Trustee/    Principal Occupation(s) and other            Funds
Name, Address (1)            Held with        Officer     Directorships                                Overseen by
And Age                      Fund             since(2)    During Past 5 Years                          Trustee
---------------------------------------------------------------------------------------------------------------------
Non-Independent Trustee
---------------------------------------------------------------------------------------------------------------------
James A. Shepherdson (3)     Trustee,         2004        Executive Vice President, Manulife           49
Born:  1952                  President and                Financial Corporation (since 2004);
                             Chief                        Chairman, Director, President and Chief
                             Executive                    Executive Officer, John Hancock Advisers,
                             Officer                      LLC (the "Adviser") and The Berkeley
                                                          Group, LLC ("The Berkeley Group");
                                                          Chairman, Director, President and Chief
                                                          Executive Officer, John Hancock Funds,
                                                          LLC. ("John Hancock Funds"); Chairman,
                                                          Director, President and Chief Executive
                                                          Officer, Sovereign Asset Management
                                                          Corporation ("SAMCorp."); President, John
                                                          Hancock Retirement Services, John Hancock
                                                          Life Insurance Company (until 2004);
                                                          Chairman, Essex Corporation (until 2004);
                                                          Co-Chief Executive Office MetLife
                                                          Investors Group (until 2003), Senior Vice
                                                          President, AXA/Equitable Insurance Company
                                                          (until 2000).

---------------------------------------------------------------------------------------------------------------------
Principal Officers who are
not Trustees
---------------------------------------------------------------------------------------------------------------------
Richard A. Brown             Senior Vice      2002        Senior Vice President, Chief Financial       N/A
Born:  1949                  President and                Officer and Treasurer, the Adviser, John
                             Chief                        Hancock Funds, and The Berkeley Group;
                             Financial                    Second Vice President and Senior Associate
                             Officer                      Controller, Corporate Tax Department, John
                                                          Hancock Financial Services, Inc.(until 2001).

---------------------------------------------------------------------------------------------------------------------
William H. King              Vice President   2002        Vice President and Assistant Treasurer,      N/A
Born:  1952                  and Treasurer                the Adviser; Vice President and Treasurer
                                                          of each of the John Hancock funds;
                                                          Assistant Treasurer of each of the John
                                                          Hancock funds (until 2001).



---------------------------------------------------------------------------------------------------------------------
Susan S. Newton              Senior Vice      2002        Senior Vice President, Secretary and Chief   N/A
Born:  1950                  President,                   Legal Officer, SAMCorp., the Adviser and
                             Secretary and                each of the John Hancock funds, John
                             Chief Legal                  Hancock Funds and The Berkeley Group; Vice
                             Officer                      President, Signature Services (until
                                                          2000), Director, Senior Vice President and
                                                          Secretary, NM Capital.
---------------------------------------------------------------------------------------------------------------------

(1) Business address for independent and non-independent Trustees and officers is 101 Huntington Avenue, Boston, Massachusetts 02199.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Non-Independent Trustee: holds positions with the Fund's investment adviser, underwriter, and or certain other affiliates.

The Fund's Board of Trustees currently has four standing Committees: the Audit Committee, the Administration Committee, the Contracts/Operations Committee and the Investment Performance Committee. Each Committee is comprised of Independent Trustees who are not "interested persons."

The Audit Committee members are Messrs. Moore (Chairman), Glavin and Ms. McGill Peterson. All of the members of the Audit Committee are independent under the New York Stock Exchange's Revised Listing Rules and each member is financially literate with at least one having accounting or financial management expertise. The Board has adopted a written charter for the Audit Committee. The Audit Committee recommends to the full board auditors for the Fund, monitors and oversees the audits of the Fund, communicates with both independent auditors and internal auditors on a regular basis and provides a forum for the auditors to report and discuss any matters they deem appropriate at any time. The Audit Committee held four meetings during the fiscal year ended December 31, 2003.

The Administration Committee members are all of the independent Trustees. The Administration Committee reviews the activities of the other four standing committees and makes the final selection and nomination of candidates to serve as Independent Trustees. All members of the Administration Committee are independent under the New York Stock Exchange's Revised Listing Rules and are not interested persons, as defined in the 1940 Act, of John Hancock or the Fund (the "Independent Trustees"). Among other things, the Administration Committee acts as a nominating committee of the Board. The Trustees who are not Independent Trustees and the officers of the Fund are nominated and selected by the Board. The Administration Committee does not have at this time formal criteria for the qualifications of candidates to serve as an Independent Trustee, although the Administration Committee may develop them in the future. In reviewing a potential nominee and in evaluating the renomination of current Independent Trustees, the Administration Committee expects to apply the following criteria: (i) the nominee's reputation for integrity, honesty and adherence to high ethical standards, (ii) the nominee's business acumen, experience and ability to exercise sound judgments, (iii) a commitment to understand the Fund and the responsibilities of a trustee of an investment company, (iv) a commitment to regularly attend and participate in meetings of the Board and its committees, (v) the ability to understand potential conflicts of interest involving management of the Fund and to act in the interests of all shareholders, and (vi) the absence of a real or apparent conflict of interest that would impair the nominee's ability to represent the interests of all the shareholders and to fulfill the responsibilities of an Independent Trustee. The Administration Committee does not necessarily place the same emphasis on each criteria and each nominee may not have each of these qualities. The Administration Committee does not discriminate on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law. The Administration Committee held four meetings during the fiscal year ended December 31, 2003.

As long as an existing Independent Trustee continues, in the opinion of the Administration Committee, to satisfy these criteria, the Fund anticipates that the Committee would favor the renomination of an existing Trustee rather than a new candidate. Consequently, while the Administration Committee will consider nominees recommended by shareholders to serve as trustees, the Administration Committee may only act upon such recommendations if there is a vacancy on the Board or the Administration Committee determines that the selection of a new or additional Independent Trustee is in the best interests of the Fund. In the event that a vacancy arises or a change in Board membership is determined to be advisable, the Administration Committee will, in addition to any shareholder recommendations, consider candidates identified by other means, including candidates proposed by members of the Administration Committee. While it has not done so in the past, the Administration Committee may retain a consultant to assist the Committee in a search for a qualified candidate.

Any shareholder recommendation must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, to be considered by the Administration Committee. In evaluating a nominee recommended by a shareholder, the Administration Committee, in addition to the criteria discussed above, may consider the objectives of the shareholder in submitting that nomination and whether such objectives are consistent with the interests of all shareholders. If the Board determines to include a shareholder's candidate among the slate of nominees, the candidate's name will be placed on the Fund's proxy card. If the Administration Committee or the Board determines not to include such candidate among the Board's designated nominees and the shareholder has satisfied the requirements of Rule 14a-8, the shareholder's candidate will be treated as a nominee of the shareholder who originally nominated the candidate. In that case, the candidate will not be named on the proxy card distributed with the Fund's proxy statement.

Shareholders may communicate with the members of the Board as a group or individually. Any such communication should be sent to the Board or an individual Trustee c/o the secretary of the Fund at the address on the notice of this meeting. The Secretary may determine not to forward any letter to the members of the Board that does not relate to the business of the Fund.

The Contracts/Operations Committee members are Messrs. Aronowitz (Chairman), and Farrell. The Contracts/Operations Committee oversees the initiation, operation, and renewal of contracts between the Fund and other entities. These contracts include advisory and subadvisory agreements, custodial and transfer agency agreements and arrangements with other service providers. The Contracts/Operations Committee held five meetings during the fiscal year ended December 31, 2003.

The Investment Performance Committee members are Messrs. Chapman (Chairman), Cosgrove and Pratt. The Investment Performance Committee monitors and analyzes the performance of the Fund generally, consults with the adviser as necessary if the Fund requires special attention, and reviews peer groups and other comparative standards as necessary. The Investment Performance Committee held four meetings during the fiscal year ended December 31, 2003.

The following table provides a dollar range indicating each Trustee's ownership of equity securities of the Fund, as well as aggregate holdings of shares of equity securities of all funds in the John Hancock Fund Complex overseen by the Trustee, as of December 31, 2003.

---------------------------------------------------------------------------------------------------------
                                                                       Aggregate Dollar Range of holdings
                                     Dollar Range of Fund Shares       in John Hancock funds overseen by
Name of Trustee                      Owned by Trustee (1)              Trustee (1)
---------------------------------------------------------------------------------------------------------
Independent Trustees
---------------------------------------------------------------------------------------------------------
Dennis S. Aronowitz                  $10,001-$50,000                   $50,001-$100,000
---------------------------------------------------------------------------------------------------------
Richard P. Chapman, Jr.              None                              Over $100,000
---------------------------------------------------------------------------------------------------------
William J. Cosgrove                  None                              $10,001-$50,000
---------------------------------------------------------------------------------------------------------
Richard A. Farrell                   $10,001-$50,000                   Over $100,000
---------------------------------------------------------------------------------------------------------
William F. Glavin                    None                              None
---------------------------------------------------------------------------------------------------------
Dr. John A. Moore                    $10,001-$50,000                   Over $100,000
---------------------------------------------------------------------------------------------------------
Patti McGill Peterson                None                              Over $100,000
---------------------------------------------------------------------------------------------------------
John W. Pratt                        None                              Over $100,000
---------------------------------------------------------------------------------------------------------
*Non-Independent Trustees
---------------------------------------------------------------------------------------------------------
John M. DeCiccio                     None                              Over $100,000
---------------------------------------------------------------------------------------------------------
Maureen Ford Goldfarb                $10,001-$50,000                   Over $100,000
---------------------------------------------------------------------------------------------------------

(1) This Fund does not participate in the John Hancock Deferred Compensation Plan for Independent Trustees (the "Plan"). Under the Plan, an Independent Trustee may defer his fees by electing to have the Adviser invest his fees in one of the funds in the John Hancock complex that participates in the Plan. Under these circumstances, the Trustee is not the legal owner of the underlying shares, but does participate in any positive or negative return on those shares to the same extent as all other shareholders. With regard to Trustees participating in the Plan, if a Trustee was deemed to own the shares used in computing the value of his deferred compensation, as of December 31, 2003, the respective "Dollar Range of Fund Shares Owned by Trustee" and the "Aggregate Dollar Range of holdings in John Hancock funds overseen by Trustee" would be as follows: none and over $100,000 for Mr. Chapman, none and over $100,000 for Mr. Cosgrove, $1-$10,000 and over $100,000 for Mr. Glavin and $50,001-$100,000 and over $100,000 for Mr. Moore.

The following table provides information regarding the compensation paid by the Fund and the other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services. Any Non-Independent Trustee, and each of the officers of the Fund who are interested persons of the Adviser, are compensated by the Adviser and/or affiliates and receive no compensation from the Fund for their services.

*Mr. DeCiccio resigned as of March 19, 2004 and Ms. Ford Goldfarb resigned as of May 12, 2004. Both were Non-Independent Trustees.

                              Aggregate             Total Compensation From the
                              Compensation from     Fund and John Hancock Fund
Independent Trustees          the Fund (1)          Complex to Trustees (2)
--------------------          ------------          -----------------------

Dennis J. Aronowitz           $   3,317             $   72,250
Richard P. Chapman*               3,690                 79,000
William J. Cosgrove*              3,740                 79,500
Richard A. Farrell                3,730                 79,250
Gail D. Fosler +                     10                    250
William F. Glavin*                3,437                 74,250
Dr. John A. Moore*                2,475                 74,000
Patti McGill Peterson             2,365                 72,750
John Pratt                        3,567                 76,500
                              ---------             ----------
Total                         $  26,331             $  607,750

(1) Compensation is for the fiscal year ending December 31, 2003.

(2) Total compensation paid by the John Hancock Funds Complex to the Independent Trustees is as of December 31, 2003. As of this date, there were fifty funds in the John Hancock Fund Complex, with Dr. Moore and Ms. Peterson serving on twenty-nine funds and each of the other Independent Trustees serving on twenty funds.

*As of December 31, 2003, the value of the aggregate accrued deferred compensation amount from all funds in the John Hancock Funds Complex for Mr. Chapman was $63,573, Mr. Cosgrove was $210,257, Mr. Glavin was $306,646 and for Dr. Moore was $248,464 under the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees (the "Plan").

+ As of December 31, 2002, Ms. Fosler resigned as a Trustee of the Complex.

All of the officers listed are officers or employees of the Adviser or Affiliated Companies. Some of the Trustees and officers may also be officers or Trustees of one or more of the other funds for which the Adviser serves as investment adviser.

As of February 3, 2003, the officers and Trustees of the Fund as a group beneficially owned less than 1% of the outstanding shares of the Fund. As of that date, the following shareholders beneficially owned 5% of or more of the outstanding shares of the Fund listed below:

-------------------------------------------------------------------------------------------------------
                                                                       Percentage of Total Outstanding
Name and Address of Shareholders                    Class of Shares    Shares of the Class of the  Fund
-------------------------------------------------------------------------------------------------------
MLPF&S For the                                            A            13.34%
Sole Benefit of Its Customers
Attn Fund Administration 97C55
4800 Deer Lake Drive East 2nd Fl
Jacksonville FL 32446-6484

-------------------------------------------------------------------------------------------------------
Charles Schwab & Co                                       A            6.73%
101 Montgomery Street
San Francisco CA 94104-4122

-------------------------------------------------------------------------------------------------------
MLPF&S For the                                            B            17.96%
Sole Benefit of Its Customers
Attn: Fund Administration 97C55
4800 Deer Lake Drive East 2nd Fl
Jacksonville FL 32446-6484

-------------------------------------------------------------------------------------------------------
Citigroup Global Markets Inc                              B            6.82%
333 West 34th Street
New York, New York  10001-2402

-------------------------------------------------------------------------------------------------------
MLPF&S For the                                            C            32.37%
Sole Benefit of Its Customers
Attn: Fund Administration 97C55
4800 Deer Lake Drive East 2nd Fl
Jacksonville FL 32446-6484

-------------------------------------------------------------------------------------------------------
Citigroup Global Markets Inc                              C            10.91%
333 West 34th Street
New York, New York  10001-2402

-------------------------------------------------------------------------------------------------------
Canal Securities Company                                  I            54.24%
One Chemung Canal Plaza
Elmira NY 14901-3408

-------------------------------------------------------------------------------------------------------
MCB Trust Services Custodian                              I            25.33%
The Investment Incentive Plan
700 17th St Ste 150
Denver Co.  80202-3502

-------------------------------------------------------------------------------------------------------
Putnam Fiduciary Trust Co. TTEE                           I            7.94%
FBO
Horizon Savings Investment plan
One Investors Way
Norwood, MA  02062

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                                                       Percentage of Total Outstanding
Name and Address of Shareholders                    Class of Shares    Shares of the Class of the  Fund
-------------------------------------------------------------------------------------------------------
John Hancock Advisers LLC                                 R            80.25%
Attn:  Kelly A. Conway
101 Huntington Avenue
Boston, MA  02199

-------------------------------------------------------------------------------------------------------
MLPF&S For the                                            R            11.20%
Sole Benefit of Its Customers
Attn: Fund Administration 97C55
4800 Deer Lake Drive East 2nd Fl
Jacksonville FL 32446-6484

-------------------------------------------------------------------------------------------------------

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser, located at 101 Huntington Avenue, Boston, Massachusetts 02199-7603, a premier investment management company, managed $30.2 billion in open-end funds, closed-end funds, private accounts and retirement plans for individual and institutional investors as of March 31, 2004. Additional information about John Hancock Advisers can be found on the website: www.jhfunds.com.

The Fund has entered into an investment management contract (the "Advisory Agreement") with the Adviser which was approved in connection with the Reorganization by Professionally Managed Portfolios as the sole initial shareholder of the Fund. Pursuant to the Advisory Agreement, the Adviser will:
(a) furnish continuously an investment program for the Fund and determine, subject to the overall supervision and review of the Trustees, which investments should be purchased, held, sold or exchanged, and (b) provide supervision over all aspects of the Fund's operations except those which are delegated to a custodian, transfer agent or other agent.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Adviser under which the Sub-Adviser, subject to the review of the Trustees and the overall supervision of the Adviser, is responsible for managing the investment operations of the Fund and the composition of the Fund's portfolio and furnishing the Fund with advice and recommendations with respect to investments, investment policies and the purchase and sale of securities.

The Fund bears all costs of its organization and operation, including but not limited to expenses of preparing, printing and mailing all shareholders' reports, notices, prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to the Fund's plan of distribution; fees and expenses of custodians including those for keeping books and accounts, maintaining a committed line of credit, and calculating the net asset value of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Fund (including an allocable portion of the cost of the Adviser's employees rendering such services to the Fund); the compensation and expenses of Trustees who are not otherwise affiliated with the Trust, the Adviser or any of their affiliates; expenses of Trustees' and shareholders' meetings; trade association memberships; insurance premiums; and any extraordinary expenses.

As compensation for its services under the Advisory Agreement, the Fund pays the Adviser monthly a fee based on a stated percentage of the average of the daily net assets of the Fund as follows.

         Average Daily Net Assets                      Annual Rate
         ------------------------                      -----------

         First $2,000,000,000*                         0.75%
         Next $3,000,000,000*                          0.70%
         Amount over $5,000,000,000*                   0.65%

   *Breakpoint added as of the closed of business on June 30, 2004.

From time to time, the Adviser may reduce its fee or make other arrangements to limit the Fund's annual ordinary operating expenses to a specified percentage of its average daily net assets. The Adviser retains the right to reimpose a fee and recover any other payments to the extent that, at the end of any fiscal year, the Fund's annual ordinary operating expenses fall below this limit.

For the period from May 17, 2002 to December 31, 2002, the Adviser received a fee of $944,765 after expense limitations. For the fiscal year ended December 31, 2003, the Adviser received a fee of $4,101,253.

The Adviser has agreed to limit the Fund's expenses (excluding transfer agent and 12b-1 fees) to 0.86% of the Fund's average daily net assets. In addition, the transfer agent has agreed to limit transfer agent fees on Class A, B and C shares to 0.26% of each class's average daily net assets and net operating expenses on Class A shares to 1.37%. The Adviser has agreed not to terminate this limitation until at least May 17, 2004.

Under the prior investment management agreement between YWM and the Fund's predecessor, U.S. Global Leaders Growth Fund, the predecessor fund paid a management fee at an annual rate equal to 1.00% of the Fund's average daily net assets. For the fiscal years ended June 30, 2001 and 2000, the Fund's predecessor paid YWM (then Adviser to the Fund) aggregate fees of $845,254 and $1,042,045, respectively.


The Sub-Adviser, Sustainable Growth Advisers, L.P. ("SGA"), is located at 3 Stamford Plaza, 301 Tresser Blvd, Suite 1310, Stamford, CT 06901. SGA is a Delaware limited partnership founded in 2003 to provide investment advice to private accounts of institutional and individual clients, private investment companies, and mutual funds. George P. Fraise, Gordon M. Marchand and Robert L. Rohn, each owns 33 1/3% of SGA. Total assets under management by these SGA principals as of October 31, 2003 were approximately $706 million.

As provided in the Sub-Advisory Agreement, the Adviser (not the Fund) pays the Sub-Adviser monthly a sub-Advisory fee which is accrued daily, and on an annual basis is equal to (i) 35% of the gross management fee received by the Adviser for average daily net assets less than $500,000,000; (ii) 30% of the gross management fee received by the Adviser for average daily net assets equal to $500,000,000 and less than $1 billion; (iii) 25% of the gross management fee received by the adviser for average daily net assets equal to $1 billion and less than $1.5 billion; and (iv) 20% of the gross management fee received by the Adviser for average daily net assets equal to or in excess of $1.5 billion. In the event that, and each time that, prior to the fifth anniversary of the effective date of the sub-Advisory agreement (the "Effective Date"), Messrs. Fraise, Marchand or any person designated as a co-portfolio manager in the Fund's prospectus (collectively, a "Co-portfolio Manager") ceases to be employed by SGA, the monthly fee paid to SGA by the Adviser will be reduced by 20% of the fee that SGA would otherwise earn for such monthly period under the sub-Advisory agreement until SGA retains a new Co-portfolio manager who is acceptable to the Adviser. In the event that, and each time that, prior to the fifth anniversary of the Effective Date, SGA does not have an analyst reasonably acceptable to the Adviser, supporting the Co-portfolio Managers in the management of the Fund, the monthly fee paid to SGA will be reduced by 10% of the fee that SGA would otherwise earn for that monthly period until SGA retains an analyst reasonably acceptable to the Adviser. A pro rata adjustment shall be made for any month during which such condition existed only for a portion of such month.

Until July 16, 2003, the Fund was Sub-Advised by Yeager, Wood & Marshall, Incorporated ("YWM"), which was located at 630 Fifth Avenue, New York, NY 10111.

As provided in the Sub-Advisory Agreement with YWM, the Adviser (not the Fund) paid YWM quarterly, in arrears, after the end of each quarter, a fee equal on an annual basis to the following percentages of the Fund's average daily net assets: (i) 0.3375% with respect to the first $500,000,000 of the average daily net asset value of the Fund; (ii) 0.300% with respect to the average daily net asset value of the Fund in excess of $500,000,000 up to $1,000,000,000; (iii) 0.2625% with respect to the average daily net asset value of the Fund in excess of $1,000,000,000 up to $1,500,000,000; (iv) 0.225% of the average daily net asset value of the Fund in excess of $1,500,000,000 up to $2,000,000,000; and
(v) 0.1875% of the average daily net asset value of the Fund in excess of $2,000,000,000. From the Fund's inception date of May 17, 2002 through the Fund's fiscal year end of December 31, 2002 the Adviser paid YWM $466,399 in Sub-Advisory fees

Securities held by the Fund may also be held by other funds or investment advisory clients for which the Adviser, the Sub-Adviser or their affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more other funds or clients are selling the same security. If opportunities for purchase or sale of securities by the Adviser or Sub-Adviser for the Fund or for other funds or clients for which the Adviser or Sub-Adviser renders investment advice arise for consideration at about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser, the Sub-Adviser or their affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Pursuant to its Advisory Agreement, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which their respective Agreements relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from their reckless disregard of the obligations and duties under the applicable Agreements.


The Sub-Advisory Agreement provides that the Sub-Adviser will not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Adviser, the Trust, the Fund or any of their affiliates as a result of any error of judgment or mistake of law by the Sub-Adviser with respect to the Fund, except that nothing in this Agreement shall waive or limit the liability of the Sub-Adviser for any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which the Adviser, the Fund or any affiliated persons may become subject under any statute, at common law or otherwise arising out of or based on
(a) the Sub-Adviser's causing the Fund to be in violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Fund's Prospectus or this Statement of Additional Information or any written policies, procedures, guidelines or instructions provided in writing to the Sub-Adviser by the Trustees or the Adviser, (b) the Sub-Adviser's causing the Fund to fail to satisfy the requirements of Subchapter M of the Code for qualification as a regulated investment company, or (c) the Sub-Adviser's willful misfeasance, bad faith or gross negligence generally in the performance of its duties hereunder or its reckless disregard of its obligations and duties under this Agreement.

Under the Advisory Agreement, the Fund may use the name "John Hancock" or any name derived from or similar to it only for so long as the Advisory Agreement or any extension, renewal or amendment thereof remains in effect. If the Advisory Agreement is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such a name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or the Life Company may grant the nonexclusive right to use the name "John Hancock" or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.

The Advisory Agreement, Sub-Advisory Agreement and the Distribution Agreement (discussed below) were approved by all Trustees. The Advisory Agreement, Sub-Advisory Agreement and the Distribution Agreement, will continue in effect from year to year, provided that its continuance is approved annually both (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Trustees, and (ii) by a majority of the Trustees who are not parties to the Agreement or "interested persons" of any such parties. Each Agreement may be terminated on 60 days written notice by any party or by vote of a majority of the outstanding voting securities of the Fund and will terminate automatically if assigned.

During the first year of the Sub-Advisory Agreement with YWM, the Adviser agreed to pay a minimum fee of $750,000. The sub-advisory fee was subject to reduction if George Yeager, George Fraise or any other person named as a portfolio manager of the Fund ceased employment with the Sub-Adviser and was not replaced with a new team member acceptable to the Adviser. Moreover, during the initial three year term of the former Sub-Advisory Agreement, if the sub-advisory fee exceeded certain annual targets, payment of any additional sub-Advisory fee for that year was deferred until the Sub-Advisory Agreement had been in place for three years, at which time the deferred amounts would be payable by Adviser only if George Yeager continued to be employed by the Sub-Adviser as an active member of the Fund's portfolio management team.

The Fund's Board of Trustees is responsible for overseeing the performance of the Fund's investment Adviser and Sub-Adviser and determining whether to approve and renew the Fund's Advisory Agreement and Sub-Advisory Agreement. The Board has a standing request that the Adviser provide the Board with certain information the Board has deemed important to evaluating the short- and long-term performance of the Adviser and Sub-Adviser. This information includes periodic performance analysis and status reports from the Adviser and quarterly Portfolio and Investment Performance Reports. The Fund's portfolio managers meet with the Board from time to time to discuss the management and performance of the Fund and respond to the Board's questions concerning the performance of the Adviser. When the Board considers whether to renew an investment advisory contract, the Board takes into account numerous factors, including: (1) the nature, extent and quality of the services provided by the Adviser and Sub-Adviser; (2) the investment performance of the Fund; (3) the fair market value of the services provided by the Adviser and Sub-Adviser; (4) a comparative analysis of expense ratios of, and advisory fees paid by, similar funds; (5) the extent to which the Adviser has realized or will realize economies of scale as the Fund grows; (6) other sources of revenue to the Adviser or its affiliates from its relationship with the Fund and intangible or "fall-out" benefits that accrue to the adviser and its affiliates, if relevant; and (7) the Adviser's control of the operating expenses of the fund, such as transaction costs, including ways in which portfolio transactions for the fund are conducted and brokers are selected.

In evaluating the Advisory Agreement and the Sub-Advisory Agreement, the Independent Trustees considered the following factors when reviewing materials furnished by Adviser, including information regarding the Adviser, its respective affiliates and their personnel, operations and financial condition.

In evaluating the proposed Sub-Advisory Agreement, the Trustees also reviewed materials requested by the trustees relating to the Adviser's search for a replacement for YWM and the reasons the Adviser recommended SGA and its personnel. These materials indicated that the Adviser had considered and rejected for various reasons other sub-Advisory firms as well as the feasibility of managing the Fund itself.

The Independent Trustees also reviewed, among other things:

     o The investment performance of the Fund. The Board determined that the performance results of the Fund were reasonable, as compared with relevant performance standards, including the performance results of comparable large cap growth funds derived from data provided by Lipper Inc. and appropriate market indexes.

     o The fee charged by the Adviser for investment advisory and administrative services, as well as other compensation received by affiliates of the Adviser and the total operating expenses of the Fund. The Independent Trustees determined that these fees and expenses were reasonable based on the average advisory fees and operating expenses for comparable funds.

     o The Adviser's investment staff and portfolio management process, the historical quality of services provided by the Adviser, the Adviser's experience in supervising sub-advisers, and the overall performance of the Fund's portfolio on both a short-term and long-term basis.

     o The Trustees noted the cumulative expertise of SGA's three principals and the fact that two of the principals had been on the YWM investment management team, and therefore would provide continuity of management.

     o In addition, the Trustees reviewed the historical performance record of SGA's management team in managing the Fund as members of the YWM team as well as managing other client accounts with objectives similar to those of the Fund. The Trustees determined that the performance results in these scenarios were reasonable compared with performance data from appropriate market indexes.

     o The Trustees also considered SGA's financial condition and the reputation of its principals in the financial community, and determined that SGA's business plan was sound and the reputation of its principals was also sound.

     o The Trustees also considered the qualifications of the SGA support staff and compliance personnel as well as the quality of the resources SGA was devoting to investment management. In this regard they noted the extensive research qualifications of the third principal who had joined SGA recently and determined that SGA would be devoting sufficient resources to managing the Fund.

     o The Trustees also considered the sub-advisory fee and the terms of the Sub-Advisory Agreement, as well as the portion of the advisory fee that the Adviser would retain for its management and supervisory services to the Fund.

The Independent Trustees determined that the terms of the Fund's Advisory Agreement and Sub-Advisory Agreement are fair and reasonable and that the contracts are in the Fund's best interest. The Independent Trustees believe that the advisory and sub-advisory contracts will enable the

Fund to enjoy high quality investment advisory services at a cost they deem appropriate, reasonable and in the best interests of the Fund and its shareholders. In making such determinations, the Independent Trustees met independently from the Non-Independent Trustees of the Fund and any officers of the Adviser or its affiliates. The Independent Trustees were advised by their independent legal counsel, who was not counsel to the Fund, the Adviser or SGA.

The continuation of the Advisory Agreement and Distribution Agreement (discussed below) was approved by all the Trustees. The Advisory Agreement, Sub-Advisory Agreement and Distribution Agreement will continue in effect from year to year, provided that their continuance is approved annually both by (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Trustees, and (ii) by a majority of the Trustees who are not parties to the Agreement or "interested persons" of any such parties. These agreements may be terminated on 60 days written notice by any party or by a vote of a majority of the outstanding voting securities of the Fund and will terminate automatically if it is assigned. The Sub-Advisory Agreement terminates automatically upon the termination of the Advisory Agreement.

Accounting and Legal Services Agreement. The Trust, on behalf of the Fund, is a party to an Accounting and Legal Services Agreement with the Adviser. Pursuant to this agreement, the Adviser provides the Fund with certain tax, accounting and legal services. From the period from May 17, 2002 to December 31, 2002, the Fund paid the Adviser $30,722 for services under this Agreement. For the fiscal year ended December 31, 2003, the Fund paid the Adviser $166,361 for services under this Agreement.

Proxy Voting. The Fund's Trustees have delegated to the Adviser the authority to vote proxies on behalf of the Fund. The Trustees have approved the proxy voting guidelines of the Adviser and will review the guidelines and suggest changes as they deem advisable. A summary of the Adviser's proxy voting guidelines is attached to this statement of additional information as Appendix C.

Personnel of the Adviser and its affiliates may trade securities for their personal accounts. The Fund also may hold, or may be buying or selling, the same securities. To prevent the Fund from being disadvantaged, the adviser(s), principal underwriter and the Fund have adopted a code of ethics which restricts the trading activity of those personnel.

DISTRIBUTION CONTRACTS

The Fund has a Distribution Agreement with John Hancock Funds. Under the agreement John Hancock Funds is obligated to use its best efforts to sell shares of each class of the Fund. Shares of the Fund are also sold by selected broker-dealers, banks and registered investment advisors ("Selling Firms") that have entered into selling agreements with John Hancock Funds. These Selling Firms are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund. John Hancock Funds accepts orders for the purchase of the shares of the Fund that are continually offered at net asset value next determined, plus any applicable sales charge, if any. In connection with the sale of Fund shares, John Hancock Funds and Selling Firms receive compensation from a sales charge imposed, in the case of Class A shares, at the time of sale. In the case of Class B, Class C and Class R shares, the Selling Firm receives compensation immediately but John Hancock Funds is compensated on a deferred basis.

Total underwriting commissions (sales charges) for sales of the Fund's Class A shares for the period from May 17, 2002 to June 30, 2002 was $251,520, for the period from July 1, 2002 to December 31, 2002 was $1,828,467 and for the fiscal year ended December 31, 2003 was $2,228,099. Of such amount $38,529, $282,805 and $327,494 were retained by John Hancock Funds in 2002. Total underwriting commissions (sales charges) for sales of the Fund's Class C shares for the period from May 17, 2002 to June 30, 2002 was $50,084, from July 1, 2002 to December 31, 2002 was $445,343 and for the fiscal year ended December 31, 2003 was $975,693. No Class C commissions were retained by John Hancock Funds, the remainder of the underwriting commissions were paid/reallowed to Selling Firms.

The Fund's Trustees adopted Distribution Plans with respect to each class of shares (the "Plans"), pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plans, the Fund will pay distribution and service fees at an aggregate annual rate of up to 0.25% for Class A, 1.00% for Class B and Class C shares and 0.50% for Class R shares of the Fund's average daily net assets attributable to the respective class of shares. However, the service fee will not exceed 0.25% of the Fund's average daily net assets attributable to each class of shares. The distribution fees will be used to reimburse John Hancock Funds for its distribution expenses, including but not limited to: (i) initial and ongoing sales compensation to Selling Firms and others (including affiliates of John Hancock Funds) engaged in the sale of Fund shares, (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares, and (iii) with respect to Class B and Class C shares only, interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate Selling Firms and others for providing personal and account maintenance services to shareholders. In the event that John Hancock Funds is not fully reimbursed for payments or expenses it incurs under the Class A Plan, these expenses will not be carried beyond twelve months from the date they were incurred. Unreimbursed expenses under the Class B and Class C Plans will be carried forward together with interest on the balance of these unreimbursed expenses. Unreimbursed expenses under the Class R Plan will be carried forward to subsequent fiscal years. The Fund does not treat unreimbursed expenses under the Class B, Class C and Class R Plans as a liability of the Fund because the Trustees may terminate Class B, Class C and/or Class R Plans at any time. For the fiscal period December 31, 2003 an aggregate of $714,152 distribution expenses or 0.59% of the average net assets of the Class B shares of the Fund, was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or 12b-1 fees in prior periods. For the fiscal year ended December 31, 2003 an aggregate of $714,152 of distribution expenses or 0.59% of the average net assets of the Fund's Class B shares was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or Rule 12b-1 fees in prior periods. For the fiscal year ended December 31, 2003, an aggregate of $339,465 of distribution expenses or 0.33% of the average net assets of the Fund's Class C shares was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or Rule 12b-1 fees in prior periods.

The Fund has also adopted a separate Class R shares Service Plan ("the Service Plan"). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations who agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plan participants. These services may include (a) acting, directly or through an agent, as the shareholder and nominee for all plan participants; (b) maintaining account records for each plan participant that beneficially owns Class R shares; (c) processing orders to purchase, redeem and exchange Class R shares on behalf of plan participants, and handling the transmission of funds representing the purchase price or redemption proceeds;
(d) addressing plan participant questions regarding their accounts and the Fund; and (e) other services related to servicing such retirement plans.

The Plans and all amendments were approved by the Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plans (the "Independent Trustees"), by votes cast in person at meetings called for the purpose of voting on these Plans.

Pursuant to the Plans, at least quarterly, John Hancock Funds provides the Fund with a written report of the amounts expended under the Plans and the purpose for which these expenditures were made. The Trustees review these reports on a quarterly basis to determine their continued appropriateness.

The Plans provide that they will continue in effect only so long as its continuance is approved at least annually by a majority of both the Trustees and the Independent Trustees. The Plans provide that they may be terminated without penalty, (a) by a vote of a majority of the Independent Trustees and (b) by a vote of a majority of the Fund's outstanding shares of the applicable class upon 60 days' written notice to John Hancock Funds. The Plans further provide that they may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the outstanding shares of the class of the Fund which has voting rights with respect to that Plan. Each plan provides, that no material amendment to the Plans will be effective unless it is approved by a majority vote of the Trustees and the Independent Trustees of the Fund. The holders of Class A, Class B, Class C and Class R shares have exclusive voting rights with respect to the Plan applicable to their respective class of shares. In adopting the Plans, the Trustees concluded that, in their judgment, there is a reasonable likelihood that the Plans will benefit the holders of the applicable class of shares of the Fund.

Class I shares of the Fund are not subject to any distribution plan. Expenses associated with the obligation of John Hancock Funds to use its best efforts to sell Class I shares will be paid by the Adviser or by John Hancock Funds and will not be paid from the fees paid under Class A, Class B, Class C or Class R Plans.

Amounts paid to John Hancock Funds by any class of shares of the Fund will not be used to pay the expenses incurred with respect to any other class of shares of the Fund; provided, however, that expenses attributable to the Fund as a whole will be allocated, to the extent permitted by law, according to the formula based upon gross sales dollars and/or average daily net assets of each such class, as may be approved from time to time by vote of a majority of the Trustees. From time to time, the Fund may participate in joint distribution activities with other Funds and the costs of those activities will be borne by each Fund in proportion to the relative net asset value of the participating Fund.

During the period ended December 31, 2003, the Fund paid John Hancock Funds the following amounts of expenses in connection with their services for the Fund.

                                  Expense Items
                                  -------------

                           Printing and
                           Mailing of                                          Interest
                           Prospectus                         Expenses of      Carrying or
                           To New          Compensation to    John Hancock     Other Finance
           Advertising     Shareholders    Selling Firms      Funds            Charges
           -----------     ------------    -------------      -----            -------
Class A    $200,945        $   979         $  80,565          $509,575         $--
Class B    $274,421        $ 1,413         $ 202,826          $723,265         $--
Class C    $247,102        $   658         $ 138,979          $646,735         $--
Class R    $      0        $     0         $       0          $      0          --

SALES COMPENSATION

As part of their business strategies, the Fund, along with John Hancock Funds, pay compensation to Selling Firms that sell the Fund's shares. These firms typically pass along a portion of this compensation to your broker or financial representative.

The two primary sources of Selling Firm compensation payments for Class A, Class B, Class C and Class R are (1) the 12 b-1 fees that are paid out of the fund's assets and (2) sales charges paid by investors. The sales charges and 12b-1 fees are detailed in the prospectus and under the "Distribution Contracts" in this Statement of Additional Information. The portions of these expenses that are paid to Selling Firms are shown on the next page. For Class I shares, John Hancock Funds may make a one-time payment at the time of initial purchase out of its own resources to a Selling Firm which sells shares of the Fund. This payment may not exceed 0.15% of the amount invested.

Initial compensation Whenever you make an investment in Class A, Class B or Class C shares of the Fund, the Selling Firm receives a reallowance/payment/commission as described on the next page. The Selling Firm also receives the first year's 12b-1 service fee at this time.

Annual compensation For Class A, Class B and Class C shares of the Fund, beginning in the second year after an investment is made, the Selling Firm receives an annual 12b-1 service fee of 0.25% of its average daily net (aged) assets. In addition, beginning in the second year after an investment is made in Class C shares, the Distributor will pay the Selling Firm a distribution fee in an amount not to exceed 0.75% of the average daily net (aged) assets. These service and distribution fees are paid quarterly in arrears.

For Class R shares of the Fund, beginning with the first year an investment is made, the Selling Firm receives an annual 12b-1 service fee of 0.25% of its average daily net assets. In addition, the Distributor will pay the Selling Firm a distribution fee in an amount not to exceed 0.25% of the average daily net assets. These service and distribution fees are paid quarterly in arrears.

Selling Firms receive service and distribution fees if, for the preceding quarter, (1) their clients/shareholders have invested combined average daily net assets of no less than $1,000,000 in eligible (aged) assets; or (2) an individual registered representative of the Selling Firm has no less than $250,000 in eligible (aged) assets. The reason for these criteria is to save the Fund the expense of paying out de minimus amounts. As a result, if a Selling Firm does not meet one of the criteria noted above, the money for that firm's fees remains in the Fund.

In addition, from time to time, John Hancock Funds, at its expense, and without additional cost to the Fund or its shareholders, may provide significant additional compensation to financial services firms in connection with their promotion of the Fund or sale of shares of the Fund. Such compensation provided by John Hancock Funds may include, for example, financial assistance to Selling Firms in connection with their marketing and sales development programs for their registered representatives and other employees, as well as payment for travel expenses, including lodging, incurred by registered representatives and other employees for such marketing and sales development programs, as well as assistance for seminars for the public, advertising and sales campaigns regarding one or more Funds, and other Selling Firm-sponsored events or activities. From time to time, John Hancock Funds may provide expense reimbursements for special training of a Selling Firm's registered representatives and other employees in group meetings or non-cash compensation in the form of occasional gifts, meals, tickets or other entertainment. Payments may also include amounts for sub-administration and other services for shareholders whose shares are held of record in omnibus or other group accounts. Other compensation, such as asset retention fees, finder's fees and reimbursement for wire transfer fees or other administrative fees and costs may be offered to the extent not prohibited by law or any self-regulatory agency such as the NASD.

              First Year Broker or Other Selling Firm Compensation

                                      Investor pays
                                      sales charge       Selling Firm         Selling Firm
                                      (% of offering     receives             receives 12b-1     Total Selling Firm
Class A investments                   price)             commission (1)       service fee (2)    compensation (3)(4)
-------------------                   ------             --------------       ---------------    -------------------
Up to $49,999                         5.00%              4.01%                0.25%              4.25%
$50,000 - $99,999                     4.50%              3.51%                0.25%              3.75%
$100,000 - $249,999                   3.50%              2.61%                0.25%              2.85%
$250,000 - $499,999                   2.50%              1.86%                0.25%              2.10%
$500,000 - $999,999                   2.00%              1.36%                0.25%              1.60%

Investments of Class A shares
of $1 million or more (5)

First $1M - $4,999,999                  --               0.75%                0.25%              1.00%
Next $1 - $5M above that                --               0.25%                0.25%              0.50%
Next $1 or more above that              --               0.00%                0.25%              0.25%

Class B investments

All amounts                             --               3.75%                0.25%              4.00%

Class C investments

All amounts                             --               0.75%                0.25%              1.00%

Class I investments

All amounts                             --               0.00%                0.00%              0.00%

Class R investments

All amounts                             --               0.00%                0.50%              0.50%

(1) For Class A investments under $1 million, a portion of the Selling Firm's commission is paid out of the sales charge.

(2) For Class A, B and C shares, the Selling Firm receives 12b-1 fees in the first year as a % o the amount invested after the first year as a % of average daily net eligible assets (paid quarterly in arrears). For Class R shares, the Selling Firm receives 12b-1 fees effective at time of purchase as a % of average daily assets (paid quarterly in arrears) See "Distribution Contracts" for description of Class R Service Plan charges and payments.

(3) Selling Firm commission and 12b-1 service fee percentages are calculated from different amounts, and therefore may not equal the total Selling Firm compensation percentages if combined using simple addition.

(4) Underwriter retains the balance.

(5) See "Initial Sales Charge on Class A Shares" for discussion on how to qualify for a reduced sales charge. John Hancock Funds may take recent redemptions into account in determining if an investment qualifies as a new investment.

(6) John Hancock Funds may make a one-time payment at time of initial purchase out of its own resources to a Selling Firm that sells Class I shares of the fund. This payment may be up to 0.15% of the amount invested.

CDSC revenues collected by John Hancock Funds may be used to pay Selling Firm commissions when there is no initial sales charge.

NET ASSET VALUE

For purposes of calculating the net asset value (NAV) of the Fund's shares, the following procedures are utilized wherever applicable.

Debt investment securities are valued on the basis of valuations furnished by a principal market-maker or a pricing service, both of which generally utilize electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities without exclusive reliance upon quoted prices.

Equity securities traded on a principal exchange are generally valued at last sale price on the day of valuation or in the case of securities traded on NASDAQ, the NASDAQ official closing price. Securities in the aforementioned category for which no sales are reported and other securities traded over-the-counter are generally valued at the last available bid price.

Short-term debt investments which have a remaining maturity of 60 days or less are generally valued at amortized cost which approximates market value. If market quotations are not readily available or if in the opinion of the Adviser any quotation or price is not representative of true market value, the fair value of the security may be determined in good faith in accordance with procedures approved by the Trustees.

Foreign securities are valued on the basis of quotations from the primary market in which they are traded. Any assets or liabilities expressed in terms of foreign currencies are translated into U.S. dollars by the custodian bank based on London currency exchange quotations as of 4:00 p.m., London time (11:00 a.m., New York time) on the date of a determination of the Fund's NAV. If quotations are not readily available, or the value has been materially affected by the events occurring after the closing of a foreign market, assets are valued by a method that the Trustees believe accurately reflects fair value.

The NAV of each Fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern
Time) by dividing a class's net assets by the number of its shares outstanding. On any day an international market is closed and the New York Stock Exchange is open, any foreign securities will be valued at the prior day's close with the current day's exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which the Fund's NAV is not calculated. Consequently, the Fund's portfolio securities may trade and the NAV of the Fund's redeemable securities may be significantly affected on days when a shareholder has no access to the Fund.

INITIAL SALES CHARGE ON CLASS A SHARES

Shares of the Fund are offered at a price equal to their net asset value plus a sales charge which, at the option of the purchaser, may be imposed either at the time of purchase (the "initial sales charge") or on a contingent deferred basis (the "contingent deferred sales charge or CDSC"). The fund no longer issues share certificates. Shares are electronically recorded. The Trustees reserve the right to change or waive the Fund's minimum investment requirements and to reject any order to purchase shares (including purchase by exchange) when in the judgment of the Adviser such rejection is in the Fund's best interest.

The sales charges applicable to purchases of Class A shares of the Fund are described in the Prospectus. Methods of obtaining reduced sales charges referred to generally in the Prospectus are described in detail below. In calculating the sales charge applicable to current purchases of Class A shares of the Fund, the investor is entitled to accumulate current purchases with the current offering price of the Class A, Class B, Class C, Class I, or Class R shares of the John Hancock mutual funds owned by the investor (see "Accumulation Privilege" below).

In order to receive the reduced sales charge, the investor must notify his/her financial adviser and/or the financial adviser must notify John Hancock Signature Services, Inc. ("Signature Services") at the time of purchase of the Class A shares, about any other John Hancock mutual funds owned by the investor, the investor's spouse and their children under the age of 21 (see "Combination Privilege" below). This includes investments held in a retirement account, an employee benefit plan or at a broker or financial adviser other than the one handling your current purchase. John Hancock will credit the combined value, at the current offering price, of all eligible accounts to determine whether you qualify for a reduced sales charge on your current purchase.

Without Sales Charges. Class A shares may be offered without a front-end sales charge or contingent deferred sales charge ("CDSC") to various individuals and institutions as follows:

o A Trustee or officer of the Trust; a Director or officer of the Adviser and its affiliates, sub-adviser or Selling Firms; employees or sales representatives of any of the foregoing; retired officers, employees or Directors of any of the foregoing; a member of the immediate family (spouse, child, grandparent, grandchild, parent, sibling, mother-in-law, father-in-law, daughter-in-law, son-in-law, niece, nephew and same sex domestic partner; "Immediate Family") of any of the foregoing; or any fund, pension, profit sharing or other benefit plan for the individuals described above.

o A broker, dealer, financial planner, consultant or registered investment advisor that has entered into a signed agreement with John Hancock Funds providing specifically for the use of Fund shares in fee-based investment products or services made available to their clients.

o A former participant in an employee benefit plan with John Hancock funds, when he or she withdraws from his or her plan and transfers any or all of his or her plan distributions directly to the Fund.

o A member of a class action lawsuit against insurance companies who is investing settlement proceeds.

o Certain retirement plans participating in Merrill Lynch servicing programs offered in Class A shares, including transferee recording arrangements, Merrill Lynch Connect Arrangements and third party administrator recordkeeping arrangements. See your Merrill Lynch Financial Consultant for further information.

o Retirement plans investing through the PruArray Program sponsored by a Prudential Financial company.

o Pension plans transferring assets from a John Hancock variable annuity contract to the Fund pursuant to an exemptive application approved by the Securities and Exchange Commission.

o Participants in certain 529 Plans that have a signed agreement with John Hancock Funds. No CDSC will be due for redemptions on plan purchases made at NAV with no finder's fee. However, if a plan had a finder's fee or commission, and the entire plan redeemed within 12 months of the first investment in the plan, a CDSC would be due.

o Participant directed retirement plans with at least 100 eligible employees at the inception of the Fund account. Each of these employees may purchase Class A shares with no initial sales charge, if the plan sponsor notifies Signature Services of the number of employees at the time the account is established. However, if the shares are redeemed within 12 months of the inception of the plan, a CDSC will be imposed at the following rate:

     Amount Invested                                      CDSC Rate
     ---------------                                      ---------
     First $1 to $4,999,999                               1.00%
     Next $1 to $5M above that                            0.50%
     Next $1 or more above that                           0.25%
o Any shareholder account of U.S. Global Leaders Growth Fund ("USGLX") registered on USGLX's books in the shareholder's name (and, except as noted below, not in the name of a broker or other omnibus account) as of May 17, 2002. Any registered investment adviser now or in the future participating in the Schwab Onesource NTF Adviser Platform or any successor platform ("Schwab") will be able to purchase Class A shares of the Fund without an initial sales charge (provided that Schwab does not change the terms on which the Fund participates in such platform from the terms in effect on May 17, 2002 between Schwab and the Adviser). All USGLX shareholders with accounts custodied at Schwab on May 17, 2002 will be able to purchase additional Class A shares of the Fund through Schwab without an initial sales charge. The Adviser will use reasonable efforts to enter into arrangements with other omnibus account providers to permit USGLX shareholders to purchase shares of the Fund without an initial sales charge through such omnibus accounts; provided, however, that the Adviser will not enter into any arrangement unless the Adviser is able to limit such purchases to the beneficial owners of USGLX on May 17, 2002.

As of July 15, 2004, no Class C shares paid a front-end sales charge.

Class A shares may also be purchased without an initial sales charge in connection with certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

With Reduced Sales Charges

Combination Privilege. For all shareholders in calculating the sales charge applicable to purchases of Class A shares made at one time, the purchases will be combined to reduce sales charges if made by (a) an individual, his or her spouse and their children under the age of 21, purchasing securities for his or their own account, (b) a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account and (c) groups which qualify for the Group Investment Program (see below). Qualified and non-qualified retirement plan investments can be combined to take advantage of this privilege. Further information about combined purchases, including certain restrictions on combined group purchases, is available from Signature Services or a Selling Firm's representative.

Accumulation Privilege. Class A investors may also reduce their Class A sales charge by taking into account not only the amount being invested but also the current offering price of all the Class A, Class B, Class C, Class I and Class R shares of all John Hancock funds already held by such person. However, Class A shares of John Hancock money market funds will only be eligible for the accumulation privilege if the investor has previously paid a sales charge on the amount of those shares. To receive a reduced sales charge, the investor must tell his/her financial adviser or

Signature Services at the time of the purchase about any other John Hancock mutual funds held by that investor or his/her Immediate Family.

Group Investment Program. Under the Combination and Accumulation Privileges, all members of a group may combine their individual purchases of Class A shares to potentially qualify for breakpoints in the sales charge schedule. This feature is provided to any group which (1) has been in existence for more than six months, (2) has a legitimate purpose other than the purchase of mutual fund shares at a discount for its members, (3) utilizes salary deduction or similar group methods of payment, and (4) agrees to allow sales materials of the fund in its mailings to members at a reduced or no cost to John Hancock Funds.

Letter of Intention. Reduced Class A sales under the Accumulation Privilege are also applicable to investments made pursuant to a Letter of Intention (the "LOI"), which should be read carefully prior to its execution by an investor. The Fund offers two options regarding the specified period for making investments under the LOI. All investors have the option of making their investments over a specified period of thirteen (13) months. Investors who are using the Fund as a funding medium for a retirement plan, however, may opt to make the necessary investments called for by the LOI over a forty-eight (48) month period. These retirement plans include traditional, Roth IRAs and Coverdell ESAs, SEP, SARSEP, 401(k), 403(b) (including TSAs), SIMPLE IRA, SIMPLE 401(k), Money Purchase Pension, Profit Sharing and Section 457 plans. An individual's non-qualified and qualified retirement plan investments can be combined to satisfy an LOI (either 13 or 48 months). Since some retirement plans are held in an omnibus account, an investor wishing to count retirement plan holdings towards a Class A purchase must notify Signature Services of these holdings. Such an investment (including accumulations, combinations and reinvested dividends) must aggregate $50,000 or more during the specified period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to Signature Services. The sales charge applicable to all amounts invested under the LOI is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made within the specified period (either 13 or 48 months) the sales charge applicable will not be higher than that which would have applied (including accumulations and combinations) had the LOI been for the amount actually invested.

The LOI authorizes Signature Services to hold in escrow sufficient Class A shares (approximately 5% of the aggregate) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the specified period, at which time the escrowed Class A shares will be released. If the total investment specified in the LOI is not completed, the Class A shares held in escrow may be redeemed and the proceeds used as required to pay such sales charge as may be due. By signing the LOI, the investor authorizes Signature Services to act as his attorney-in-fact to redeem any escrowed Class A shares and adjust the sales charge, if necessary. A LOI does not constitute a binding commitment by an investor to purchase, or by the Fund to sell, any additional Class A shares and may be terminated at any time.

DEFERRED SALES CHARGE ON CLASS B AND CLASS C SHARES

Investments in Class B and Class C shares are purchased at net asset value per share without the imposition of an initial sales charge so that the Fund will receive the full amount of the purchase payment.

Contingent Deferred Sales Charge. Class B and Class C shares which are redeemed within six years or one year of purchase, respectively, will be subject to a contingent deferred sales charge ("CDSC") at the rates set forth in the Prospectus as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class B or Class C shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase prices or on shares derived from reinvestment of dividends or capital gains distributions.

Class B shares are not available to retirement plans that had more than 100 eligible employees at the inception of the Fund account. You must notify Signature Services of the number of eligible employees at the time your account is established.

The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchases of both Class B and Class C shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the six-year CDSC redemption period for Class B or one year CDSC redemption period for Class C, or those you acquired through dividend and capital gain reinvestment, and next from the shares you have held the longest during the six-year period for Class B shares. For this purpose, the amount of any increase in a share's value above its initial purchase price is not subject to a CDSC. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price.

When requesting a redemption for a specific dollar amount, please indicate if you require the proceeds to equal the dollar amount requested. If not indicated, only the specified dollar amount will be redeemed from your account and the proceeds will be less any applicable CDSC.

Example:

You have purchased 100 Class B shares at $10 per share. The second year after your purchase, your investment's net asset value per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 shares at this time your CDSC will be calculated as follows:

         o    Proceeds of 50 shares redeemed at $12 per shares (50 x 12)                $600.00
         o    *Minus Appreciation ($12 - $10) x 100 shares                              (200.00)
         o    Minus proceeds of 10 shares not subject to CDSC (dividend reinvestment)   (120.00)
                                                                                        -------
         o    Amount subject to CDSC                                                    $280.00

         *The appreciation is based on all 100 shares in the account not just the shares being redeemed.

Proceeds from the CDSC are paid to John Hancock Funds and are used in whole or in part by John Hancock Funds to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to select Selling Firms for selling Class B and Class C shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of the purchase.

Waiver of Contingent Deferred Sales Charge. The CDSC will be waived on redemptions of Class B and Class C shares and Class A shares that are subject to a CDSC, unless indicated otherwise, in the circumstances defined below:

For all account types:

* Redemptions made pursuant to the Fund's right to liquidate your account if you own shares worth less than $1,000.

* Redemptions made under certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

* Redemptions due to death or disability. (Does not apply to trust accounts unless trust is being dissolved.)

* Redemptions made under the Reinstatement Privilege, as described in "Sales Charge Reductions and Waivers" of the Prospectus.

* Redemption of Class B and Class C shares made under a periodic withdrawal plan or redemptions for fees charged by planners or advisors for advisory services, as long as your annual redemptions do not exceed 12% of your account value, including reinvested dividends, at the time you established your periodic withdrawal plan and 12% of the value of subsequent investments (less redemptions) in that account at the time you notify Signature Services. (Please note, this waiver does not apply to periodic withdrawal plan redemptions of Class A shares that are subject to a CDSC.)

* Certain retirement plans participating in Merrill Lynch servicing programs offered in Class A, Class B, Class C and Class R shares, including transferee recording arrangements, Merrill Lynch Connect Arrangements and third party administrator recordkeeping arrangements. See your Merrill Lynch Financial Consultant for further information.

* Redemptions of Class A shares made after one year from the inception date of a retirement plan at John Hancock.

* Redemption of Class A shares by retirement plans that invested through the PruArray Program sponsored by a Prudential Financial company.

For Retirement Accounts (such as traditional, Roth IRAs and Coverdell ESAs, SIMPLE IRAs, SIMPLE 401(k), Rollover IRA, TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and other plans as described in the Internal Revenue Code) unless otherwise noted.

* Redemptions made to effect mandatory or life expectancy distributions under the Internal Revenue Code. (Waiver based on required, minimum distribution calculations for John Hancock Mutual Fund IRA assets only.)

*    Returns of excess contributions made to these plans.

* Redemptions made to effect certain distributions, as outlined in the chart on the following page, to participants or beneficiaries from employer sponsored retirement plans under sections 401(a) (such as Money Purchase Pension Plans and Profit Sharing Plan/401(k) Plans), 403(b), 457 and 408 (SEPs and SIMPLE IRAs) of the Internal Revenue Code.

Please see matrix for some examples.

---------------------------------------------------------------------------------------------------------------
Type of                 401 (a) Plan      403 (b)           457              IRA, IRA          Non-retirement
Distribution            (401 (k), MPP,                                       Rollover
                        PSP) 457 & 408
                        (SEPs & Simple
                        IRAs)
---------------------------------------------------------------------------------------------------------------
Death or Disability     Waived            Waived            Waived           Waived            Waived
---------------------------------------------------------------------------------------------------------------
Over 70-1/2             Waived            Waived            Waived           Waived for        12% of account
                                                                             required          value annually
                                                                             minimum           in periodic
                                                                             distributions*    payments
                                                                             or 12% of
                                                                             account value
                                                                             annually in
                                                                             periodic
                                                                             payments.
---------------------------------------------------------------------------------------------------------------
Between 59-1/2 and      Waived            Waived            Waived           Waived for Life   12% of account
70-1/2                                                                       Expectancy or     value annually
                                                                             12% of account    in periodic
                                                                             value annually    payments
                                                                             in periodic
                                                                             payments.
---------------------------------------------------------------------------------------------------------------
Under 59-1/2            Waived for        Waived for        Waived for       Waived for        12% of account
(Class B and Class C    annuity           annuity           annuity          annuity           value annually
only)                   payments (72t)    payments (72t)    payments (72t)   payments (72t)    in periodic
                        or 12% of         or 12% of         or 12% of        or 12% of         payments
                        account value     account value     account value    account value
                        annually in       annually in       annually in      annually in
                        periodic          periodic          periodic         periodic
                        payments.         payments.         payments.        payments.
---------------------------------------------------------------------------------------------------------------
Loans                   Waived            Waived            N/A              N/A               N/A
---------------------------------------------------------------------------------------------------------------
Termination of Plan     Not Waived        Not Waived        Not Waived       Not Waived        N/A
---------------------------------------------------------------------------------------------------------------
Hardships               Waived            Waived            Waived           N/A               N/A
---------------------------------------------------------------------------------------------------------------
Qualified Domestic      Waived            Waived            Waived           N/A               N/A
Relations Orders
---------------------------------------------------------------------------------------------------------------
Termination of          Waived            Waived            Waived           N/A               N/A
Employment Before
Normal Retirement Age
---------------------------------------------------------------------------------------------------------------
Return of Excess        Waived            Waived            Waived           Waived            N/A
---------------------------------------------------------------------------------------------------------------

* Required minimum distributions based on John Hancock Mutual Fund IRA assets only.

If you qualify for a CDSC waiver under one of these situations, you must notify Signature Services at the time you make your redemption. The waiver will be granted once Signature Services has confirmed that you are entitled to the waiver.

ELIGIBLE INVESTORS FOR CLASS R SHARES

Class R shares are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans (eligible retirement plans). Class R shares are also available for Rollover IRA accounts for participants whose plans are invested in Class R shares funds. Class R shares are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Educational Savings Accounts, SEPs, SAR-SEPs SIMPLE IRAs and individual 403(b) plans.

SPECIAL REDEMPTIONS

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Trustees. When the shareholder sells portfolio securities received in this fashion, the shareholders will incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Fund has, however, elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the Fund must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of such period.

ADDITIONAL SERVICES AND PROGRAMS

Exchange Privilege. The Fund permits exchanges of shares of any class for shares of the same class in any other John Hancock fund offering that same class.

Investors may exchange Class I shares for Class I shares of other John Hancock funds, shares of any John Hancock institutional fund, or Class A shares of John Hancock Money Market Fund. If an investor exchanges Class I shares for Class A shares of Money Market Fund, any future exchanges out of the Money Market Fund Class A must be to another Class I or institutional fund.

Investors may exchange Class R shares for Class R shares of other John Hancock funds or Class A shares of John Hancock Money Market Fund. If an investor exchanges Class R shares for Class A shares of Money Market Fund, any future exchanges out of the Money Market Fund Class A must be to another Class R fund.

Exchanges between funds are based on their respective net asset values. No sales charge is imposed, except on exchanges of Class A shares from Money Market Fund or U.S. Government Cash Reserve Fund to another John Hancock fund, if a sales charge has not previously been paid on those shares. However, the shares acquired in an exchange will be subject to the CDSC schedule of the shares acquired if and when such shares are redeemed. For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in an exchange.

If a retirement plan exchanges the plan's Class A account in its entirety from the Fund to a non-John Hancock investment, the one-year CDSC applies.

The Fund reserves the right to require that previously exchanged shares (and reinvested dividends) be in the Fund for 90 days before a shareholder is permitted a new exchange.

The Fund does not permit market timing or other excessive trading practices which may disrupt portfolio management strategies and increase fund expenses. To protect the interests of other investors in the Fund, the Fund may cancel the exchange privileges (or reject any exchange or purchase orders) of any parties who, in the opinion of the Fund, are engaging in market timing. For these purposes, the Fund may consider an investor's trading history in the Fund or other John Hancock funds, and accounts under common ownership or control. The Fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for Federal Income Tax purposes. An exchange may result in a taxable gain or loss. See "TAX STATUS".

Systematic Withdrawal Plan. The Fund permits the establishment of a Systematic Withdrawal Plan. Payments under this plan represent proceeds arising from the redemption of Fund shares which may result in realization of gain or loss for purposes of Federal, state and local income taxes. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional shares of the Fund could be disadvantageous to a shareholder because of the initial sales charge payable on such purchases of Class A shares and the CDSC imposed on redemptions of Class B and Class C shares and because redemptions are taxable events. Therefore, a shareholder should not purchase shares at the same time a Systematic Withdrawal Plan is in effect. The Fund reserves the right to modify or discontinue the Systematic Withdrawal Plan of any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to Signature Services.

Monthly Automatic Accumulation Program ("MAAP"). The program is explained in the Prospectus. The program, as it relates to automatic investment checks, is subject to the following conditions:

The investments will be drawn on or about the day of the month indicated.

The privilege of making investments through the MAAP may be revoked by Signature Services without prior notice if any investment is not honored by the shareholder's bank. The bank shall be under no obligation to notify the shareholder as to the non-payment of any checks.

The program may be discontinued by the shareholder either by calling Signature Services or upon written notice to Signature Services which is received at least five (5) business days prior to the order date of any investment.

Reinstatement or Reinvestment Privilege. If Signature Services is notified prior to reinvestment, a shareholder who has redeemed Fund shares may, within 120 days after the date of redemption, reinvest without payment of a sales charge any part of the redemption proceeds in shares of the same class of the Fund or another John Hancock fund, subject to the minimum investment limit in that fund. The proceeds from the redemption of Class A shares may be reinvested at net asset value without paying a sales charge in Class A shares of the Fund or in Class A shares of any John Hancock fund. If a CDSC was paid upon a redemption, a shareholder may reinvest the proceeds from this redemption at net asset value in additional shares of the class from which the redemption was made. The shareholder's account will be credited with the amount of any CDSC charged upon the prior redemption and the new shares will continue to be subject to the CDSC. The holding period of the shares acquired through reinvestment will, for purposes of computing the CDSC payable upon a subsequent redemption, include the holding period of the redeemed shares.

The Fund may refuse any reinvestment request and may change or cancel its reinvestment policies at any time.

A redemption or exchange of Fund shares is a taxable transaction for Federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of Fund shares will be treated for tax purposes as described under the caption "TAX STATUS."

Retirement plans participating in Merrill Lynch's servicing programs:

Class A and R shares are available at net asset value for Merrill Lynch retirement plans, including transferee recording arrangements, Merrill Lynch Connect Arrangements and third party administrator recordkeeping arrangements. See your Merrill Lynch Financial Consultant for further information.

For participating retirement plans investing in Class B shares, shares will convert to Class A shares after eight years, or sooner if the plan attains assets of $5 million (by means of a CDSC-free redemption/purchase at net asset value).

PURCHASES AND REDEMPTIONS THROUGH THIRD PARTIES

Shares of the Fund may be purchased or redeemed through certain Selling Firms. Selling Firms may charge the investor additional fees for their services. The Fund will be deemed to have received a purchase or redemption order when an authorized Selling Firm, or if applicable, a Selling Firm's authorized designee, receives the order. Orders may be processed at the NAV next calculated after the Selling Firm receives the order. The Selling Firm must segregate any orders it receives after the close of regular trading on the New York Stock Exchange and transmit those orders to the Fund for execution at NAV next determined. Some Selling Firms that maintain network/omnibus/nominee accounts with the Fund for their clients charge an annual fee on the average net assets held in such accounts for accounting, servicing, and distribution services they provide with respect to the underlying Fund shares. This fee is paid by the Adviser, the Fund and/or John Hancock Funds, LLC (the Fund's principal distributor).

DESCRIPTION OF THE FUND'S SHARES

The Trustees of the Trust are responsible for the management and supervision of the Fund. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series and classes without further action by shareholders. As of the date of this Statement of Additional Information, the Trustees have authorized shares of the Fund and four other series. Additional series may be added in the future. The Trustees have also authorized the issuance of five classes of shares of the Fund, designated as Class A, Class B, Class C, Class I and Class R.

The shares of each class of the Fund represent an equal proportionate interest in the aggregate net assets attributable to that class of the Fund. Holders of each class of shares have certain exclusive voting rights on matters relating to their respective distribution plans. The different classes of the Fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the facts that (i) the distribution and service fees relating to each class of shares will be borne exclusively by that class, (ii) Class B and Class C shares will pay higher distribution and service fees than Class A and Class R shares and Class R shares will pay higher distribution and service fees than Class A shares (iii) each class of shares will bear any other class expenses properly allocable to such class of shares, subject to the conditions the Internal Revenue Service imposes with respect to the multiple-class structures. Similarly, the net asset value per share may vary depending on which class of shares are purchased. No interest will be paid on uncashed dividend or redemption checks.

In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of the Fund available for distribution to these shareholders. Shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable, except as set forth below.

Unless otherwise required by the Investment Company Act or the Declaration of Trust, the Fund has no intention of holding annual meetings of shareholders. Fund shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of the Fund. However, the Fund's Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of the Fund. The Declaration of Trust also provides for indemnification out of the Fund's assets for all losses and expenses of any shareholder held personally liable for reason of being or having been a shareholder. The Declaration of Trust also provides that no series of the Trust shall be liable for the liabilities of any other series. Furthermore, no fund included in this Fund's prospectus shall be liable for the liabilities of any other John Hancock Fund. Liability is therefore limited to circumstances in which the Fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote.

The Fund reserves the right to reject any application which conflicts with the Fund's internal policies or the policies of any regulatory authority. John Hancock Funds does not accept starter, credit card or third party checks. All checks returned by the post office as undeliverable will be reinvested at net asset value in the fund or funds from which a redemption was made or dividend paid. Information provided on the account application may be used by the Fund to verify the accuracy of the information or for background or financial history purposes. A joint account will be administered as a joint tenancy with right of survivorship, unless the joint owners notify Signature Services of a different intent. A shareholder's account is governed by the laws of The Commonwealth of Massachusetts. For telephone transactions, the transfer agent will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, the transfer agent is not responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Selling activities for the Fund may not take place outside the U.S. except with U.S. military bases, APO addresses and U.S. diplomats. Selling Firms of record on Non-U.S. investors' accounts with foreign mailing addresses are required to certify that all sales activities have occurred, and in the future will occur, only in the U.S. A foreign corporation may purchase shares of the Fund only if it has a U.S. mailing address.

TAX STATUS

The Fund, is treated as a separate entity for accounting and tax purposes, has qualified and elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to continue to qualify for each taxable year. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions and the diversification of its assets, the Fund will not be subject to Federal income tax on its taxable income (including net realized capital gains) which is distributed to shareholders in accordance with the timing requirements of the Code.

The Fund will be subject to a 4% nondeductible Federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Fund intends under normal circumstances to seek to avoid or minimize liability for such tax by satisfying such distributions requirements.

Distribution from the Fund's current or accumulated earnings and profits ("E&P") will be taxable under the Code for investors who are subject to tax. If these distributions are paid from the Fund's "investment company taxable income," they will be taxable as ordinary income; and if they are paid from the Fund's "net capital gain" they will be taxable as capital gain. (Net capital gain is the excess (if any) of net long-term capital gain over net short-term capital loss, and investment company taxable income is all taxable income and capital gains, other than net capital gain, after reduction by deductible expenses). Some distributions may be paid in January but may be taxable to shareholders as if they had been received on December 31 of the previous year. The tax treatment described above will apply without regard to whether distributions are received in cash or reinvested in additional shares of the Fund.

Distributions, if any, in excess of E&P will constitute a return of capital under the Code, which will first reduce an investor's federal tax basis in Fund shares and then, to the extent such basis is exceeded, will generally give rise to capital gains. Shareholders who have chosen automatic reinvestment of their distributions will have a federal tax basis in each share received pursuant to such a reinvestment equal to the amount of cash they would have received had they elected to receive the distribution in cash, divided by the number of shares received in the reinvestment.

The Fund may be subject to withholding and other taxes imposed by foreign countries with respect to their investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Because more than 50% of the Fund's assets at the close of any taxable year will not consist of stocks or securities of foreign corporations, the Fund will be unable to pass such taxes through to shareholders (as additional income) along with a corresponding entitlement to a foreign tax credit or deduction. The Fund will deduct the foreign taxes it pays in determining the amount it has available for distribution to shareholders.

If the Fund invests in stock (including an option to acquire stock such as is inherent in a convertible bond) of certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gain) or hold at least 50% of their asset in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to Federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. An election may be available to ameliorate these adverse tax consequences, but could require the Fund to recognize taxable income or gain without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. The Fund may limit and/or manage its holdings in passive foreign investment companies or make an available election to minimize its tax liability or maximize its return for these investments.

Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain foreign currency options, foreign currencies, or payables or receivables denominated in foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Transactions in foreign currencies that are not directly related to the Fund's investment in stock or securities, including speculative currency positions could under future Treasury regulations produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its gross income from each taxable year. If the net foreign exchange loss for a year treated as ordinary loss under Section 988 were to exceed the Fund's investment company taxable income computed without regard to such loss the resulting overall ordinary loss for such year would not be deductible by the Fund or its shareholders in future years.

Certain options, futures, and forward foreign currency contracts undertaken by the Fund could cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and affect the character as long-term or short-term (or, in the case of foreign currency contracts, as ordinary income or loss) and timing of some capital gains and losses realized by the Fund. Additionally, the Fund may be required to recognize gain, but not loss, if an option, short sales or other transaction is treated as a constructive sale of an appreciated financial position in the Fund's portfolio. Also, certain of the Fund's losses on its transactions involving options, futures or forward contracts and/or offsetting or successor portfolio positions may be deferred rather than being taken into account currently in calculating the Fund's taxable income or gains. Certain of such transactions may also cause the Fund to dispose of investments sooner than would otherwise have occurred. These transactions may therefore affect the amount, timing and character of the Fund's distributions to shareholders. The Fund will take into account the special tax rules (including consideration of available elections) applicable to options, futures and forward contracts in order to seek to minimize any potential adverse tax consequences.

The amount of the Fund's net realized capital gains, if any, in any given year will vary depending upon the Adviser's current investment strategy and whether the Adviser believes it to be in the best interest of the Fund to dispose of portfolio securities and/or engage in options transactions that will generate capital gains. At the time of an investor's purchase of Fund shares, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions on those shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

Upon a redemption or other disposition of shares of the Fund (including by exercise of the exchange privilege) that in a transaction is treated as a sale for tax purposes, a shareholder will ordinarily realize a taxable gain or loss depending upon the amount of the proceeds and the investor's basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. A sales charge paid in purchasing shares of the Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of the Fund or another John Hancock fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. This disregarded charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Also, any loss realized on a redemption or exchange may be disallowed to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion.

Although its present intention is to distribute, at least annually, all net capital gain, if any, the Fund reserves the right to retain and reinvest all or any portion of the excess, as computed for Federal income tax purposes, of net long-term capital gain over net short-term capital loss in any year. The Fund will not in any event distribute net capital gain realized in any year to the extent that a capital loss is carried forward from prior years against such gain. To the extent such excess was retained and not exhausted by the carry forward of prior years' capital losses, it would be subject to Federal income tax in the hands of the Fund. Upon proper designation of this amount by the Fund, each shareholder would be treated for Federal income tax purposes as if the Fund had distributed to him on the last day of its taxable year his pro rata share of such excess, and he had paid his pro rata share of the taxes paid by the Fund and reinvested the remainder in the Fund. Accordingly, each shareholder would (a) include his pro rata share of such excess as long-term capital gain in his return for his taxable year in which the last day of the Fund's taxable year falls, (b) be entitled either to a tax credit on his return for, or to a refund of, his pro rata share of the taxes paid by the Fund, and (c) be entitled to increase the adjusted tax basis for his shares in the Fund by the difference between his pro rata share of such excess and his pro rata share of such taxes.

For Federal income tax purposes, the Fund is permitted to carry forward a net realized capital loss in any year to offset net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in Federal income tax liability to the Fund and, as noted above, would not be distributed as such to shareholders. The Fund has a $ 16,234,149 capital loss carryforward available, to the extent provided by the regulations, to offset future net realized capital gains. The Fund's carryforwards expire as follows: $524,262 on December 31, 2005, $1,563,910 on December 31, 2006, $3,019,154 on December 31,
2007, $1,608,586 on December 31, 2008, $651,190 on December 31, 2009 and $
8,867,047 on December 31, 2011.

If the Fund should have dividend income that qualifies as Qualified Dividend Income, as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003, the maximum amount allowable will be designated by the Fund. This amount will be reflected on Form 1099-DIV for the current calendar year.

If the Fund should have dividend income that qualifies for the dividends-received deduction for corporations, it will be subject to the limitations applicable under the Code. The qualifying portion is limited to properly designated distributions attributed to dividend income (if any) the Fund receives from certain stock in U.S. domestic corporations and the deduction is subject to holding period requirements and debt-financing limitations under the Code.

Investment in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Fund, in the event it acquires or holds any such obligations, in order to reduce the risk of distributing insufficient income to preserve its status as a regulated investment company and seeks to avoid becoming subject to Federal income or excise tax.

For purposes of the dividends-received deduction available to corporations, dividends received by the Fund, if any, from U.S. domestic corporations in respect of the stock of such corporations held by the Fund, for U.S. Federal income tax purposes, for at least 46 days (91 days in the case of certain preferred stock) during a prescribed period extending before and after each such dividend and distributed and properly designated by the Fund may be treated as qualifying dividends. Corporate shareholders must meet the holding period requirements stated above with respect to their shares of the Fund for each dividend in order to qualify for the deduction and, if they have any debt that is deemed under the Code directly attributable to such shares, may be denied a portion of the dividends received deduction. The entire qualifying dividend, including the otherwise deductible amount, will be included in determining the excess (if any) of a corporate shareholder's adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its basis in its shares may be reduced, for Federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares, and, to the extend such basis would be reduced below zero, that current recognition of income would be required.

The Fund is required to accrue income on any debt securities that have more than a de minimis amount of original issue discount (or debt securities acquired at a market discount, if the Fund elects to include market discount in income currently) prior to the receipt of the corresponding cash payments. The mark to market or constructive sale rules applicable to certain options, futures, forwards, short sales or other transactions may also require the Fund to recognize income or gain without a concurrent receipt of cash. Additionally, some countries restrict repatriation which may make it difficult or impossible for the Fund to obtain cash corresponding to its earnings or assets in those countries. However, the Fund must distribute to shareholders for each taxable year substantially all of its net income and net capital gains, including such income or gain, to qualify as a regulated investment company and avoid liability for any federal income or excise tax. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may borrow cash, to satisfy these distribution requirements.

The Fund anticipates that its portfolio turnover rate will normally not exceed 25%. The lack of frequent trading has the potential to increase tax efficiency and may lead to lower transaction costs, which could help to improve performance.

A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) the Fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The Fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although it may in its sole discretion provide relevant information to shareholders.

The Fund will be required to report to the Internal Revenue Service (the "IRS") all taxable distributions to shareholders, as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the Fund with their correct taxpayer identification number and certain certifications required by the IRS or if the IRS or a broker notifies the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. The Fund may refuse to accept an application that does not contain any required taxpayer identification number nor certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability. Investors should consult their tax advisers about the applicability of the backup withholding provisions.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

The foregoing discussion relates solely to Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain types of investors, such as tax-exempt entities, insurance companies and financial institutions. Dividends, capital gain distributions and ownership of or gains realized on the redemption (including an exchange) of shares of the Fund may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Fund in their particular circumstances.

Non-U.S. investors not engaged in a U.S. trade or business with which their investment in the Fund is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to non-resident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8, W-8BEN or other authorized withholding certificate is on file and to backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Fund.

The Fund is not subject to Massachusetts corporate excise or franchise taxes. The Fund anticipates that, provided that the Fund qualifies as a regulated investment company under the Code, it will also not be required to pay any Massachusetts income tax.

CALCULATION OF PERFORMANCE

As of December 31, 2003, the average annual total returns before taxes of the Class A shares of the Fund for the 1-year, 5-year period and since commencement of operations on September 29, 1995, restated to reflect sales charges were 13.25%, 0.27% and 11.57%, respectively.

As of December 31, 2003, the average annual total returns before taxes for Class B shares of the Fund for the one year period and since the commencement of operations on May 20, 2002 were 13.35% and -3.43 %.

As of December 31, 2003, the average annual total returns before taxes for Class C shares of the Fund for the one year period and since the commencement of operations on May 20, 2002 were 17.35% and -0.96%. The average annual total returns for Class C have been adjusted to reflect the elimination of the front-end sales charge that became effective July 15, 2004.

As of December 31, 2003, the average annual total returns before taxes for Class I shares of the Fund for the one year and since the commencement of operations on May 20, 2002 were 19.77% and 0.14%.

As of December 31, 2003, the cumulative total return before taxes for Class R shares of the Fund since the commencement of operations on August 5, 2003 was 11.56%.

      n
P(1+T)  = ERV

Where:
            P =         a hypothetical initial payment of $1,000.
            T =         average annual total return
            n =         number of years
            ERV =       ending redeemable value of a hypothetical
                        $1,000 payment made at the beginning of the 1-year, 5-year or 10-year periods (or fractional portion).

The Fund discloses average annual total returns after taxes for Class A shares for the one, five and 10 year periods, or the period since the commencement of operations, ended December 31, 2003 in the prospectus. After tax returns are computed using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The average annual total return (after taxes on distributions) is computed by finding the average annual compounded rate of return over the 1-year, 5-year and 10-year periods, or the period since the commencement of operations, that would equate the initial amount invested to the ending redeemable value according to the following formula:

      n
P(1+T)  = ATV
             D

Where:
         P=       a hypothetical initial payment of $1,000.
         T=       average annual total return (after taxes on distributions)
         n=       number of years
      ATV =       ending value of a hypothetical $1,000 payment made at
         D        the beginning of the 1-year, 5-year, or 10-year periods
                  (or fractional portion) after taxes on fund distributions but not after taxes on redemption.

The average annual total return (after taxes on distributions and redemption) is computed by finding the average annual compounded rate of return over the 1-year, 5-year and 10-year periods, or the period since the commencement of operations, that would equate the initial amount invested to the ending redeemable value according to the following formula:

      n
P(1+T)  = ATV
             DR

Where:
          P=       a hypothetical initial payment of $1,000.
          T=       average annual total return (after taxes on distributions and redemption)
          n=       number of years
      ATV  =       ending value of a hypothetical $1,000 payment made at
         DR        the beginning of the 1-year, 5-year or 10-year periods
                   (or fractional portion), after taxes on fund distributions and redemption.

Because each class has its own sales charge and fee structure, the classes have different performance results. In the case of each class, these calculations assume the maximum sales charge is included in the initial investment or the CDSC is applied at the end of the period. These calculations assume that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period. The "distribution rate" is determined by annualizing the result of dividing the declared dividends of the Fund during the period stated by the maximum offering price or net asset value at the end of the period. Excluding the Fund's sales charge from the distribution rate produces a higher rate.

In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments and/or a series of redemptions over any time period. Total returns may be quoted with or without taking the Fund's sales charge on Class A or Class C shares or the CDSC on Class B or Class C shares into account. Excluding the Fund's sales charge on Class A and Class C shares and the CDSC on Class B or Class C shares from a total return calculation produces a higher total return figure. Total return may be calculated for periods prior to the inception of Class R shares based on Class A share performance adjusted to reflect higher 12b-1 fees.

The Fund may advertise yield, where appropriate. The Fund's yield is computed by dividing net investment income per share determined for a 30-day period by the maximum offering price per share (which includes the full sales charge) on the last day of the period, according to the following standard formula:

        Yield=2  (                     6   )
                 (  [    (a-b)  +1 ]   -1  )
                 (  [    (---)     ]       )
                 (  [    (cd )     ]       )
Where:

         a =      dividends and interest earned during the period.
         b =      net expenses accrued during the period.
         c =      the average daily number of fund shares outstanding during the period that would be entitled to receive dividends.
         d =      the maximum offering price per share on the last day of the period (NAV where applicable).

From time to time, in reports and promotional literature, the Fund's total return will be compared to indices of mutual funds such as Lipper Analytical Services, Inc.'s "Lipper - Mutual Fund Performance Analysis," a monthly publication which tracks net assets, total return and yield on mutual funds in the United States. Ibottson and Associates, CDA Weisenberger and F.C. Towers are also used for comparison purposes, as well as the Russell and Wilshire Indices.

Performance rankings and ratings reported periodically in, and excerpts from, national financial publications such as MONEY Magazine, FORBES, BUSINESS WEEK, THE WALL STREET JOURNAL, MICROPAL, INC., MORNINGSTAR, STANGER'S and BARRON'S may also be utilized. The Fund's promotional and sales literature may make reference to the Fund's "beta". Beta is a reflection of the market related risk of the Fund by showing how responsive the Fund is to the market.

The performance of the Fund is not fixed or guaranteed. Performance quotations should not be considered to be representations of performance of the Fund for any period in the future. The performance of the Fund is a function of many factors including its earnings, expenses and number of outstanding shares. Fluctuating market conditions; purchases, sales and maturities of portfolio securities; sales and redemptions of shares of beneficial interest; and changes in operating expenses are all examples of items that can increase or decrease the Fund's performance.

BROKERAGE ALLOCATION

Decisions concerning the purchase and sale of portfolio securities and the allocation of brokerage commissions are made by the Adviser's or Sub-Adviser's investment and/or trading personnel. Orders for purchases and sales of securities are placed in a manner, which, in the opinion of such personnel, will offer the best price and market for the execution of each such transaction. The Fund's trading practices and investments are reviewed monthly by the Adviser's Senior Investment Policy Committee which consists of officers of the Adviser and quarterly by the Adviser's Investment Committee which consists of officers and directors of the Adviser and Trustees of the Trust who are interested persons of the Fund.

Purchases from underwriters of portfolio securities may include a commission or commissions paid by the issuer and transactions with dealers serving as market maker reflect a "spread." Investments in debt securities are generally traded on a "net" basis through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable on these transactions. In the U.S. Government securities market, securities are generally traded on a net basis with dealers acting as principal for their own account without a stated commission, although the price of the security usually includes a profit to the dealer. On occasion, certain money market instruments and agency securities may be purchased directly from the issuer, in which case no commissions or premiums are paid. Investments in equity securities are generally traded on exchanges or on over-the-counter markets at fixed commission rates or on a net basis. In other countries, both debt and equity securities are traded on exchanges at fixed commission rates. Commissions on foreign transactions are generally higher than the negotiated commission rates available in the U.S. There is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the U.S.

The Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. The policy governs the selection of brokers and dealers and the market in which a transaction is executed. The Adviser and Sub-Adviser do not consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. To the extent consistent with the foregoing, the Fund will be governed in the selection of brokers and dealers, and the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of the services, including primarily the availability and value of research information and, to a lesser extent, statistical assistance furnished to the Adviser and Sub-Adviser of the Fund.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Fund may pay to a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the Trustees that such price is reasonable in light of the services provided and to such policies as the Trustees may adopt from time to time. For the fiscal year ended December 31, 2003, the Fund paid $154,858 as compensation to brokers for research services such as industry, economic and company reviews and evaluations of securities. "Commissions", as interpreted by the SEC, include fees paid to brokers for trades conducted on an agency basis, and certain mark-ups, mark-downs, commission equivalents and other fees received by dealers in riskless principal transactions placed in the over-the-counter market.

The term "brokerage and research services" includes research services received from broker-dealers which supplement the Adviser's or Sub-Adviser's own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indexes and investment accounts; and information concerning prices and ratings of securities. Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research services may also include the providing of electronic communication of trade information and, the providing of specialized consultations with the Adviser's or Sub-Adviser's personnel with respect to computerized systems and data furnished as a component of other research services, the arranging of meetings with management of companies, and the providing of access to consultants who supply research information.

The outside research assistance is useful to the Adviser or Sub-Adviser since the broker-dealers used by the Adviser or Sub-Adviser tend to follow a broader universe of securities and other matters than the Adviser's or Sub-Adviser's staff can follow. In addition, the research provides the Adviser or Sub-Adviser with a diverse perspective on financial markets. Research services provided to the Adviser or Sub-Adviser by broker-dealers are available for the benefit of all accounts managed or advised by the Adviser or by its affiliates, or by the Sub-Adviser or by its affiliates. Some broker-dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by the Adviser's or Sub-Adviser's clients, including the Fund. However, the Fund is not under any obligation to deal with any broker-dealer in the execution of transactions in portfolio securities.

The Adviser and Sub-Adviser believe that the research services are beneficial in supplementing the Adviser's research and analysis and that they improve the quality of the Adviser's or Sub-Adviser's investment advice. It is not possible to place a dollar value on information and services to be received from brokers and dealers, since it is only supplementary to the research efforts of the Adviser or Sub-Adviser. The advisory fee paid by the Fund is not reduced because the Adviser receives such services. The receipt of research information is not expected to reduce significantly the expenses of the Adviser and Sub-Adviser. However, to the extent that the Adviser or Sub-Adviser would have purchased research services had they not been provided by broker-dealers, or would have developed comparable information through its own staff, the expenses to the Adviser or Sub-Adviser could be considered to have been reduced accordingly. The research information and statistical assistance furnished by brokers and dealers may benefit the Life Company or other advisory clients of the Adviser or Sub-Adviser, and conversely, brokerage commissions and spreads paid by other advisory clients of the Adviser or Sub-Adviser may result in research information and statistical assistance beneficial to the Fund. The Fund will make no commitment to allocate portfolio transactions upon any prescribed basis.

Broker-dealers may be willing to furnish statistical, research and other factual information or service to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers on behalf of the Fund or the Adviser's other clients.

In effecting portfolio transactions on behalf of the Fund and the Adviser's other clients, the Adviser may from time to time instruct the broker-dealer that executes the transaction to allocate, or "step-out", a portion of the transaction to another broker-dealer. The broker-dealer to which the Adviser "stepped-out" would then settle and complete the designated portion of the transaction. Each broker-dealer would receive a commission or brokerage fee with respect to that portion of the transaction that it settles and completes.

While the Adviser and/or the Sub-Adviser will be primarily responsible for its allocation of the Fund's brokerage business, the policies and practices of the Adviser or Sub-Adviser in this regard must be consistent with the foregoing and at all times be subject to review by the Trustees. For the period from May 17, 2002 to June 30, 2002, the Fund paid negotiated commissions of $61,205. For the period from July 1, 2002 to December 31, 2002, the Fund paid negotiated commissions of $306,417 and for the fiscal year ended December 31, 2003, the Fund paid negotiated commissions of $531,465.

The Adviser or Sub-Adviser may determine target levels of commission business with various brokers on behalf of its clients (including the Fund) over a certain time period. The target levels will be based upon the following factors, among others: (1) the execution services provided by the broker; (2) the research services provided by the broker; and (3) the broker's interest in mutual funds in general and in the Fund and other mutual funds advised by the Adviser or Sub-Adviser in particular. In connection with (3) above, the Fund's trades may be executed directly by dealers that sell shares of the John Hancock funds or by other broker-dealers with which such dealers have clearing arrangements, consistent with obtaining best execution and the Conduct Rules of the National Association of Securities Dealers, Inc. The Adviser or Sub-Adviser will not use a specific formula in connection with any of these considerations to determine the target levels.

Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results, the Fund may execute portfolio transactions with or through brokers affiliated with the Adviser and/or the sub-adviser ("Affiliated Brokers"). Affiliated Brokers may act as broker for the Fund on exchange transactions, subject, however, to the general policy of the Fund set forth above and the procedures adopted by the Trustees pursuant to the Investment Company Act. Commissions paid to an Affiliated Broker must be at least as favorable as those which the Trustees believe to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if the Fund would have to pay a commission rate less favorable than the Affiliated Broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers except for accounts for which the Affiliated Broker acts as clearing broker for another brokerage firm, and any customers of the Affiliated Broker not comparable to the Fund as determined by a majority of the Trustees who are not interested persons (as defined in the Investment Company Act) of the Fund, the Adviser, the Sub-Adviser or the Affiliated Broker. Because the Adviser or Sub-Adviser that is affiliated with the Affiliated Broker has, as an investment adviser to the Fund, the obligation to provide investment management services, which includes elements of research and related investment skills such research and related skills will not be used by the Affiliated Broker as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria.

The Adviser's indirect parent, the Life Company, is the indirect sole shareholder of Signator Investors, Inc., a broker dealer (until January 1, 1999, John Hancock Distributors, Inc.) ("Signator" or "Affiliated Broker"). The Adviser's indirect parent, Manulife Financial, is the parent of another broker-dealer, Manulife Financial Securities, LLC ("MF Securities" or "Affiliated Broker"). For the fiscal years ended December 31, 2001, 2002 and 2003, the Fund paid no brokerage commissions to any Affiliated Broker.

Other investment advisory clients advised by the Adviser or Sub-Adviser may also invest in the same securities as the Fund. When these clients buy or sell the same securities at substantially the same time, the Adviser or Sub-Adviser may average the transactions as to price and allocate the amount of available investments in a manner which the Adviser or Sub-Adviser believes to be equitable to each client, including the Fund. Because of this, client accounts in a particular style may sometimes not sell or acquire securities as quickly or at the same prices as they might if each were managed and traded individually.

For purchases of equity securities, when a complete order is not filled, a partial allocation will be made to each participating account pro rata based on the order size. For high demand issues (for example, initial public offerings), shares will be allocated pro rata by account size as well as on the basis of account objective, account size ( a small account's allocation may be increased to provide it with a meaningful position), and the account's other holdings. In addition, an account's allocation may be increased if that account's portfolio manager was responsible for generating the investment idea or the portfolio manager intends to buy more shares in the secondary market. For fixed income accounts, generally securities will be allocated when appropriate among accounts based on account size, except if the accounts have different objectives or if an account is too small to get a meaningful allocation. For new issues, when a complete order is not filled, a partial allocation will be made to each account pro rata based on the order size. However, if a partial allocation is too small to be meaningful, it may be reallocated based on such factors as account objectives, strategies, duration benchmarks and credit and sector exposure. For example, value funds will likely not participate in initial public offerings as frequently as growth funds. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the Adviser or Sub-Adviser may aggregate securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain best execution.

TRANSFER AGENT SERVICES

John Hancock Signature Services, Inc., 1 John Hancock Way, Suite 1000, Boston, MA 02217-1000, a wholly owned indirect subsidiary of the Life Company, is the transfer and dividend paying agent for the Fund. The Fund pays Signature Services monthly a fee which is based on an annual rate of $16.00 for each Class A shareholder account, $18.50 for each Class B shareholder account, $17.50 for each Class C shareholder account and $20.00 for each Class R shareholder account. For Class A, B and C shares, the Fund also pays certain out-of-pocket expenses. These expenses are charged to the Fund by account, aggregated and allocated to each class on the basis of their relative net asset values. The Fund also pays Signature Services monthly a fee which is based on an annual rate of 0.05% of net assets attributable to Class A, Class B, Class C, Class I and Class R shares plus certain out-of pocket expenses. Signature Services has agreed to limit transfer agent fees on Class A, B and C shares to 0.26% of each class's average daily net assets. In accordance with this agreement Signature Services reduced its fee by $44,081 for the fiscal year ended December 31, 2003. For shares held of record in omnibus or there group accounts where administration and other shareholder services are provided by the Selling Firm or group administrator, the Selling Firm or administrator will charge a service fee to the Fund. For such shareholders, Signature Services does not charge its account fee.

CUSTODY OF PORTFOLIO

Portfolio securities of the Fund are held pursuant to a custodian agreement between the Fund and The Bank of New York, One Wall Street, New York, New York 10286. Under the custodian agreement, The Bank of New York. is performing custody, Foreign Custody Manager and fund accounting services.

INDEPENDENT AUDITORS

The independent auditors of the Fund are PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110. PricewaterhouseCoopers LLP will audit and render opinion on the Fund's annual financial statements and review the Fund's annual Federal income tax returns. Until December 31, 2002, the independent auditors of the Fund were Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts 02116.

FUND SECURITIES

The Fund has a policy for disclosure of its portfolio securities. Information about the securities held by the Fund may not be disclosed except as follows:

On the fifth business day after month-end, certain information is published on www.jhfunds.com, including but not limited to top ten holdings, sector analysis, and investment performance. The complete portfolio is published on www.jhfunds.com each month with a one-month lag (for example, information as of December 31 will be published on February 1). Once published, the portfolio information is available to the public and all categories of investors and potential investors.

More current portfolio information is disclosed (subject always to confidentiality agreements) when necessary for the efficient management of the Fund's portfolio. Parties receiving more current information are: The Fund's proxy voting service; publishers and writers for the Fund's financial reports; risk management and portfolio analysis systems; and rating agencies. No compensation or other consideration is received by the Fund, its adviser or any affiliated party in regard to disclosure.

Exceptions to the above policy must be authorized by the Fund's chief legal officer or chief compliance officer, and are subject to ratification by the Board of Trustees.

APPENDIX A - MORE ABOUT RISK

A fund's risk profile is largely defined by the fund's primary securities and investment practices. You may find the most concise description of the fund's risk profile in the prospectus.

A fund is permitted to utilize -- within limits established by the trustees -- certain other securities and investment practices that have higher risks and opportunities associated with them. To the extent that the Fund utilizes these securities or practices, its overall performance may be affected, either positively or negatively. On the following pages are brief definitions of certain associated risks with them with examples of related securities and investment practices included in brackets. See the "Investment Objective and Policies" and "Investment Restrictions" sections of this Statement of Additional Information for a description of this Fund's investment policies. The Fund follows certain policies that may reduce these risks.

As with any mutual fund, there is no guarantee that the Fund will earn income or show a positive return over any period of time -- days, months or years.

TYPES OF INVESTMENT RISK

Correlation risk The risk that changes in the value of a hedging instrument will not match those of the asset being hedged (hedging is the use of one investment to offset the effects of another investment). Incomplete correlation can result in unanticipated risks. (e.g., short sales, financial futures and options; securities and index options, currency contracts).

Credit risk The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. (e.g., borrowing; reverse repurchase agreements, repurchase agreements, securities lending, non-investment-grade securities, financial futures and options; securities and index options).

Currency risk The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. (e.g., foreign equities, financial futures and options; securities and index options, currency contracts).

Information risk The risk that key information about a security or market is inaccurate or unavailable. (e.g., non-investment-grade securities, foreign equities).

Interest rate risk The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. (e.g., non-investment-grade securities, financial futures and options; securities and index options).

Leverage risk Associated with securities or practices (such as borrowing) that multiply small index or market movements into large changes in value. (e.g., borrowing; reverse repurchase agreements, when-issued securities and forward commitments).

o Hedged When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. (e.g., short sales, financial futures and options securities and index options; currency contracts).

o Speculative To the extent that a derivative is not used as a hedge, the fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost. (e.g., short sales, financial futures and options securities and index options; currency contracts).

o Liquidity risk The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance. (e.g., non-investment-grand securities, short sales, restricted and illiquid securities, financial futures and options securities and index options; currency contracts).

Management risk The risk that a strategy used by a fund's management may fail to produce the intended result. Common to all mutual funds.

Market risk The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Common to all stocks and bonds and the mutual funds that invest in them. (e.g., short sales, short-term trading, when-issued securities and forward commitments, non-investment-grade securities, foreign equities, financial futures and options; securities and index options restricted and illiquid securities).

Natural event risk The risk of losses attributable to natural disasters, crop failures and similar events. (e.g., foreign equities).

Opportunity risk The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments. (e.g., short sales, when-issued securities and forward commitments; financial futures and options; securities and index options, currency contracts).

Political risk The risk of losses attributable to government or political actions, from changes in tax or trade statutes to governmental collapse and war.(e.g., foreign equities).

Valuation risk The risk that a fund has valued certain of its securities at a higher price than it can sell them for. (e.g., non-investment-grade securities, restricted and illiquid securities).

APPENDIX B

Description of Bond Ratings

The ratings of Moody's Investors Service, Inc. and Standard & Poor's Ratings Group represent their opinions as to the quality of various debt instruments they undertake to rate. It should be emphasized that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

MOODY'S INVESTORS SERVICE, INC.

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment at some time in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack the characteristics of desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Bonds which are rated Ca represented obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

STANDARD & POOR'S RATINGS GROUP

AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B: Debt rated BB, and B is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CCC Debt rated 'CCC' has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The 'CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'B' or 'B-' rating.

CC The rating 'CC' is typically applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC' rating.

APPENDIX C

                           John Hancock Advisers, LLC
                     Sovereign Asset Management Corporation
                              Proxy Voting Summary

We believe in placing our clients' interests first. Before we invest in a particular stock or bond, our team of portfolio managers and research analysts look closely at the company by examining its earnings history, its management team and its place in the market. Once we invest, we monitor all our clients' holdings, to ensure that they maintain their potential to produce results for investors.

As part of our active investment management strategy, we keep a close eye on each company we invest in. Routinely, companies issue proxies by which they ask investors like us to vote for or against a change, such as a new management team, a new business procedure or an acquisition. We base our decisions on how to vote these proxies with the goal of maximizing the value of our clients' investments.

Currently, John Hancock Advisers, LLC ("JHA") and Sovereign Asset Management Corporation ("Sovereign") manage open-end funds, closed-end funds and portfolios for institutions and high-net-worth investors. Occasionally, we utilize the expertise of an outside asset manager by means of a subadvisory agreement. In all cases, JHA or Sovereign makes the final decision as to how to vote our clients' proxies. There is one exception, however, and that pertains to our international accounts. The investment management team for international investments votes the proxies for the accounts they manage. Unless voting is specifically retained by the named fiduciary of the client, JHA and Sovereign will vote proxies for ERISA clients.

In order to ensure a consistent, balanced approach across all our investment teams, we have established a proxy oversight group comprised of associates from our investment, operations and legal teams. The group has developed a set of policies and procedures that detail the standards for how JHA and Sovereign vote proxies. The guidelines of JHA have been approved and adopted by each fund client's board of trustees who have voted to delegate proxy voting authority to their investment adviser, JHA. JHA and Sovereign's other clients have granted us the authority to vote proxies in our advisory contracts or comparable documents.

JHA and Sovereign have hired a third party proxy voting service which has been instructed to vote all proxies in accordance with our established guidelines except as otherwise instructed.

In evaluating proxy issues, our proxy oversight group may consider information from many sources, including the portfolio manager, management of a company presenting a proposal, shareholder groups, and independent proxy research services. Proxies for securities on loan through securities lending programs will generally not be voted, however a decision may be made to recall a security for voting purposes if the issue is material.

Below are the guidelines we adhere to when voting proxies. Please keep in mind that these are purely guidelines. Our actual votes will be driven by the particular circumstances of each proxy. From time to time votes may ultimately be cast on a case-by-case basis, taking into consideration relevant facts and circumstances at the time of the vote. Decisions on these matters (case-by-case, abstention, recall) will normally be made by a portfolio manager under the supervision of the chief investment officer and the proxy oversight group. We may abstain from voting a proxy if we conclude that the effect on our clients' economic interests or the value of the portfolio holding is indeterminable or insignificant.

Proxy Voting Guidelines

Board of Directors

We believe good corporate governance evolves from an independent board.

We support the election of uncontested director nominees, but will withhold our vote for any nominee attending less than 75% of the board and committee meetings during the previous fiscal year. Contested elections will be considered on a case by case basis by the proxy oversight group, taking into account the nominee's qualifications. We will support management's ability to set the size of the board of directors and to fill vacancies without shareholder approval but will not support a board that has fewer than 3 directors or allows for the removal of a director without cause.

We will support declassification of a board and block efforts to adopt a classified board structure. This structure typically divides the board into classes with each class serving a staggered term.

In addition, we support proposals for board indemnification and limitation of director liability, as long as they are consistent with corporate law and shareholders' interests. We believe that this is necessary to attract qualified board members.

Selection of Auditors

We believe an independent audit committee can best determine an auditor's qualifications.

We will vote for management proposals to ratify the board's selection of auditors, and for proposals to increase the independence of audit committees.

Capitalization

We will vote for a proposal to increase or decrease authorized common or preferred stock and the issuance of common stock, but will vote against a proposal to issue or convert preferred or multiple classes of stock if the board has unlimited rights to set the terms and conditions of the shares, or if the shares have voting rights inferior or superior to those of other shareholders.

In addition, we will support a management proposal to: create or restore preemptive rights; approve a stock repurchase program; approve a stock split or reverse stock split; and, approve the issuance or exercise of stock warrants

Acquisitions, mergers and corporate restructuring

Proposals to merge with or acquire another company will be voted on a case-by-case basis, as will proposals for recapitalization, restructuring, leveraged buyout, sale of assets, bankruptcy or liquidation. We will vote against a reincorporation proposal if it would reduce shareholder rights. We will vote against a management proposal to ratify or adopt a poison pill or to establish a supermajority voting provision to approve a merger or other business combination. We would however support a management proposal to opt out of a state takeover statutory provision, to spin-off certain operations or divisions and to establish a fair price provision.

Corporate Structure and Shareholder Rights

In general, we support proposals that foster good corporate governance procedures and that provide shareholders with voting power equal to their equity interest in the company.

To preserve shareholder rights, we will vote against a management proposal to restrict shareholders' right to: call a special meeting and to eliminate a shareholders' right to act by written consent. In addition, we will not support a management proposal to adopt a supermajority vote requirement to change certain by-law or charter provisions or a non-technical amendment to by-laws or a charter that reduces shareholder rights.

Equity-based compensation

Equity-based compensation is designed to attract, retain and motivate talented executives and independent directors, but should not be so significant as to materially dilute shareholders' interests.

We will vote against the adoption or amendment of a stock option plan if :
     o    the compensation committee is not fully independent
     o    plan dilution is more than 10% of outstanding common stock,
     o the company allows or has allowed the re-pricing or replacement of underwater options in the past three fiscal years (or the exchange of underwater options) without shareholder approval.
     o the option is not premium priced or indexed, or does not vest based on future performance

With respect to the adoption or amendment of employee stock purchase plans or a stock award plan, we will vote against management if:
     o the plan allows stock to be purchased at less than 85% of fair market value;
     o    this plan dilutes outstanding common equity greater than 10%
     o all stock purchase plans, including the proposed plan, exceed 15% of outstanding common equity
     o    if the potential dilution from all company plans is more than 85%

With respect to director stock incentive/option plans, we will vote against management if:
     o the minimum vesting period for options or time lapsing restricted stock is less than one year
     o    the potential dilution for all company plans is more than 85%

Other Business

For routine business matters which are the subject of many proxy related questions, we will vote with management proposals to:
     o    change the company name;
     o    approve other business;
     o    adjourn meetings;
     o    make technical amendments to the by-laws or charters;
     o    approve financial statements;
     o    approve an employment agreement or contract.

Shareholder Proposals

Shareholders are permitted per SEC regulations to submit proposals for inclusion in a company's proxy statement. We will generally vote against shareholder proposals and in accordance with the recommendation of management except as follows where we will vote for proposals:
     o    calling for shareholder ratification of auditors;
     o    calling for auditors to attend annual meetings;
     o    seeking to increase board independence;
     o    requiring minimum stock ownership by directors;

     o seeking to create a nominating committee or to increase the independence of the nominating committee;
     o    seeking to increase the independence of the audit committee.

Corporate and social policy issues

We believe that "ordinary business matters" are primarily the responsibility of management and should be approved solely by the corporation's board of directors.

Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices. We generally vote against business practice proposals and abstain on social policy issues, though we may make exceptions in certain instances where we believe a proposal has substantial economic implications.

                           John Hancock Advisers, LLC
                     Sovereign Asset Management Corporation
                             Proxy Voting Procedures

The role of the proxy voting service
John Hancock Advisers, LLC ("JHA") and Sovereign Asset Management Corporation ("Sovereign") have hired a proxy voting service to assist with the voting of client proxies. The proxy service coordinates with client custodians to ensure that proxies are received for securities held in client accounts and acted on in a timely manner. The proxy service votes all proxies received in accordance with the proxy voting guidelines established and adopted by JHA and Sovereign. When it is unclear how to apply a particular proxy voting guideline or when a particular proposal is not covered by the guidelines, the proxy voting service will contact the proxy oversight group coordinator for a resolution.

The role of the proxy oversight group and coordinator
The coordinator will interact directly with the proxy voting service to resolve any issues the proxy voting service brings to the attention of JHA or Sovereign. When a question arises regarding how a proxy should be voted the coordinator contacts the firm's investment professionals and the proxy oversight group for a resolution. In addition the coordinator ensures that the proxy voting service receives responses in a timely manner. Also, the coordinator is responsible for identifying whether, when a voting issue arises, there is a potential conflict of interest situation and then escalating the issue to the firm's Executive Committee. For securities out on loan as part of a securities lending program, if a decision is made to vote a proxy, the coordinator will manage the return/recall of the securities so the proxy can be voted.

The role of mutual fund trustees
The boards of trustees of our mutual fund clients have reviewed and adopted the proxy voting guidelines of the funds' investment adviser, JHA. The trustees will periodically review the proxy voting guidelines and suggest changes they deem advisable.

Conflicts of interest

Conflicts of interest are resolved in the best interest of clients.

With respect to potential conflicts of interest, proxies will be voted in accordance with JHA's or Sovereign's predetermined policies. If application of the predetermined policy is unclear or does not address a particular proposal, a special internal review by the JHA Executive Committee or Sovereign Executive Committee will determine the vote. After voting, a report will be made to the client (in the case of an investment company, to the fund's board of trustees), if requested. An example of a conflict of interest created with respect to a proxy solicitation is when JHA or Sovereign must vote the proxies of companies that they provide investment advice to or are currently seeking to provide investment advice to, such as to pension plans.

FINANCIAL STATEMENTS

The financial statements listed below are included in the Fund's 2003 Annual Report to Shareholders for the year ended December 31, 2003 (filed electronically on February 27, 2004 accession number 0000045291-04-000002) and are included in and incorporated by reference into Part B of this Registration Statement for John Hancock U.S. Global Leaders Growth Fund (file nos. 2-29502 and 811-1677).

John Hancock Capital Series
John Hancock U.S. Global Leaders Growth Fund

 Statement of Assets and Liabilities as of December 31, 2003
 Statement of Operations for the period ended December 31, 2003
 Statement of Changes in Net Asset for each of the period indicated therein.
  Financial Highlights for the period indicated therein.
 Schedule of Investments as of December 31, 2003.
 Notes to Financial Statements.
 Report of Independent Auditors.

             Supplement to the John Hancock Equity Funds Prospectus
                 Dated March 1, 2004 as revised October 1, 2004

                       John Hancock Large Cap Growth Fund

On December 14, 2004, the Trustees of John Hancock Large Cap Growth Fund (the "Fund") voted to recommend that the shareholders of the Fund approve a tax-free reorganization of the Fund, as described below.

Under the terms of the reorganization, subject to shareholder approval at a shareholder meeting scheduled to be held on March 23, 2005, the Fund would transfer all of its assets and liabilities to John Hancock U.S. Global Leaders Growth Fund ("U.S. Global Leaders Growth Fund") in a tax-free exchange for shares of equal value of U.S. Global Leaders Growth Fund. Further information regarding the proposed reorganization will be contained in a proxy statement and prospectus which is scheduled to be mailed to the Fund's shareholders on or about February 4, 2005.

Effective at the close of business on January 24, 2005, the Fund will be closed to all new accounts.


December 15, 2004
12/05

                                                                           DRAFT
          JOHN HANCOCK
          Large Cap Growth Fund

          PROSPECTUS                                                   3.1.2004
                                                                      as revised
                                                                        2.4.2005

          [JOHN HANCOCK(R) LOGO]
          ----------------------
            JOHN HANCOCK FUNDS

          As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved this fund or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

CONTENTS
--------------------------------------------------------------------------------

              JOHN HANCOCK LARGE CAP GROWTH FUND                               4

              YOUR ACCOUNT
              ------------------------------------------------------------------
              CHOOSING A SHARE CLASS                                           6
              HOW SALES CHARGES ARE CALCULATED                                 6
              SALES CHARGE REDUCTIONS AND WAIVERS                              7
              OPENING AN ACCOUNT                                               8
              BUYING SHARES                                                    9
              SELLING SHARES                                                  10
              TRANSACTION POLICIES                                            12
              DIVIDENDS AND ACCOUNT POLICIES                                  14
              ADDITIONAL INVESTOR SERVICES                                    14

              FUND DETAILS
              ------------------------------------------------------------------
              BUSINESS STRUCTURE                                              15
              FINANCIAL HIGHLIGHTS                                            16

              FOR MORE INFORMATION                                    BACK COVER
              ------------------------------------------------------------------

LARGE CAP GROWTH FUND

GOAL AND STRATEGY

[GRAPHIC]

The fund seeks long-term capital appreciation. To pursue this goal, the fund normally invests at least 80% of its assets in stocks of large-capitalization companies (companies in the capitalization range of the Russell Top 200 Growth Index, which was $__ billion to $____ billion as of December 31, 2004).

In managing the portfolio, the managers use fundamental financial analysis to identify companies with:

o    strong cash flows

o    secure market franchises

o    sales growth that outpaces their industries

The fund generally invests in a diversified portfolio of U.S. companies. The fund has tended to emphasize, or overweight, certain sectors such as health care, technology or consumer goods. These weightings may change in the future.

The managers use various means to assess the depth and stability of companies' senior management, including interviews and company visits. The fund favors companies for which the managers project an above-average growth rate.

The fund may invest in preferred stocks and other types of equity securities, and may invest up to 15% of assets in foreign securities. The fund may also make limited use of certain derivatives (investments whose value is based on indexes, securities or currencies).

In abnormal circumstances, the fund may temporarily invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

================================================================================

PAST PERFORMANCE

[GRAPHIC]

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. The average annual total returns for Class C have been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

CLASS A, TOTAL RETURNS
BEST QUARTER: Q4 '98, 22.38%
WORST QUARTER: Q1 '01, -30.71%

AFTER-TAX RETURNS
After-tax returns are shown for Class A shares only and would be different for the other classes. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INDEX (reflects no fees or taxes)
RUSSELL TOP 200 GROWTH INDEX, an unmanaged index containing growth-oriented stocks from the Russell Top 200 Index.

CLASS A CALENDAR YEAR TOTAL RETURNS (WITHOUT SALES CHARGES)

    [THE FOLLOWING TABLE WAS REPRESENTED BY A GRAPH IN THE PRINTED MATERIAL.]

1995    27.17%
1996    20.40%
1997    16.70%
1998    26.42%
1999    20.52%
2000   -30.74%
2001   -30.89%
2002   -30.79%
2003    25.48%
2004

AVERAGE ANNUAL TOTAL RETURNS (INCLUDING SALES CHARGE) FOR PERIODS ENDING
12-31-04

                                                                            LIFE OF
                                                1 YEAR   5 YEAR   10 YEAR   CLASS C
Class A before tax                                   %        %         %       --
Class A after tax on distributions                   %        %         %       --
Class A after tax on distributions, with sale        %        %         %       --
Class B before tax                                   %        %         %       --
Class C before tax (began 6-1-98)                    %        %       --          %
-----------------------------------------------------------------------------------
Russell Top 200 Growth Index                         %        %         %         %

MAIN RISKS

[GRAPHIC]

The value of your investment will fluctuate in response to stock market movements.

The fund's management strategy has a significant influence on fund performance. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on small- or medium-capitalization stocks. Similarly, growth stocks could underperform value stocks. To the extent that the fund invests in a given industry, its performance will be hurt if that industry performs poorly. In addition, if the managers' security selection strategies do not perform as expected, the fund could under-perform its peers or lose money.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o    Certain derivatives could produce disproportionate losses.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.

================================================================================

YOUR EXPENSES

[GRAPHIC]

Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly.

SHAREHOLDER TRANSACTION EXPENSES(1)                   CLASS A   CLASS B   CLASS C
Maximum front-end sales charge (load) on purchases
as a % of purchase price                               5.00%      none      none
Maximum deferred sales charge (load)
as a % of purchase or sale price, whichever is less    none(2)    5.00%     1.00%

ANNUAL OPERATING EXPENSES                             CLASS A   CLASS B   CLASS C
Management fee                                          0.75%     0.75%     0.75%
Distribution and service (12b-1) fees                   0.30%     1.00%     1.00%
Other expenses                                          0.70%     0.70%     0.70%
Total fund operating expenses                           1.75%     2.45%     2.45%

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSES                     YEAR 1    YEAR 3    YEAR 5   YEAR 10

Class A                       $ 669   $ 1,024   $ 1,401   $ 2,459
Class B with redemption       $ 748   $ 1,064   $ 1,506   $ 2,614
Class B without redemption    $ 248   $   764   $ 1,306   $ 2,614
Class C with redemption       $ 348   $   764   $ 1,306   $ 2,786
Class C without redemption    $ 248   $   764   $ 1,306   $ 2,786

(1)  A $4.00 FEE WILL BE CHARGED FOR WIRE REDEMPTIONS.

(2) EXCEPT FOR INVESTMENTS OF $1 MILLION OR MORE; SEE "HOW SALES CHARGES ARE CALCULATED."

================================================================================

PORTFOLIO MANAGERS

ROGER C. HAMILTON
Vice president
Joined John Hancock Advisers in 1994
Joined fund team in 2004
Began business career in 1980

ROBERT C. JUNKIN, CPA
Vice president
Joined John Hancock Advisers in 2003
Vice president, Pioneer Investments, Inc.
(1997-2002)
Joined fund team in 2003
Began business career in 1988

FUND CODES

CLASS A   Ticker           JHNGX
          CUSIP            409906302
          Newspaper        LpCpGrA
          SEC number       811-4630
          JH fund number   20

CLASS B   Ticker           JHGBX
          CUSIP            409906401
          Newspaper        LpCpGrB
          SEC number       811-4630
          JH fund number   120

CLASS C   Ticker           JLGCX
          CUSIP            409906849
          Newspaper        --
          SEC number       811-4630
          JH fund number   520

YOUR ACCOUNT

--------------------------------------------------------------------------------
CHOOSING A SHARE CLASS

Each share class has its own cost structure, including a Rule 12b-1 plan that allows it to pay fees for the sale, distribution and service of its shares. Your financial representative can help you decide which share class is best for you.

CLASS A

o    A front-end sales charge, as described at right.

o    Distribution and service (12b-1) fees of 0.30%.

CLASS B

o    No front-end sales charge; all your money goes to work for you right away.

o    Distribution and service (12b-1) fees of 1.00%.

o    A deferred sales charge, as described on following page.

o Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

CLASS C

o    No front-end sales charge; all your money goes to work for you right away.

o    Distribution and service (12b-1) fees of 1.00%.

o A 1.00% contingent deferred sales charge on shares sold within one year of purchase.

o No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

INVESTORS PURCHASING $1 MILLION OR MORE OF CLASS B OR CLASS C SHARES MAY WANT TO CONSIDER THE LOWER OPERATING EXPENSES OF CLASS A SHARES.

FOR ACTUAL PAST EXPENSES OF EACH SHARE CLASS, SEE THE FUND INFORMATION EARLIER IN THIS PROSPECTUS.

BECAUSE 12B-1 FEES ARE PAID ON AN ONGOING BASIS, THEY MAY COST SHAREHOLDERS MORE THAN OTHER TYPES OF SALES CHARGES.

OTHER CLASSES OF SHARES OF THE FUND, WHICH HAVE THEIR OWN EXPENSE STRUCTURE, MAY BE OFFERED IN SEPARATE PROSPECTUSES.

YOUR BROKER/DEALER RECEIVES A PERCENTAGE OF THESE SALES CHARGES AND FEES. IN ADDITION, JOHN HANCOCK FUNDS MAY PAY SIGNIFICANT COMPENSATION OUT OF ITS OWN RESOURCES TO YOUR BROKER-DEALER. THESE PAYMENTS ARE DESCRIBED IN THE STATEMENT OF ADDITIONAL INFORMATION.

YOUR BROKER/DEALER OR AGENT MAY CHARGE YOU A FEE TO EFFECT TRANSACTIONS IN FUND SHARES.

--------------------------------------------------------------------------------
HOW SALES CHARGES ARE CALCULATED

CLASS A Sales charges are as follows:

CLASS A SALES CHARGES

                            AS A % OF   AS A % OF YOUR
YOUR INVESTMENT       OFFERING PRICE*       INVESTMENT

Up to $49,999                   5.00%            5.26%
$50,000 - $99,999               4.50%            4.71%
$100,000 - $249,999             3.50%            3.63%
$250,000 - $499,000             2.50%            2.56%
$500,000 - $999,999             2.00%            2.04%
$1,000,000 and over        See below

*OFFERING PRICE IS THE NET ASSET VALUE PER SHARE PLUS ANY INITIAL SALES CHARGE.

You may qualify for a reduced Class A sales charge if you own or are purchasing Class A, Class B, Class C, Class I or Class R shares of John Hancock mutual funds. TO RECEIVE THE REDUCED SALES CHARGE, YOU MUST TELL YOUR BROKER OR FINANCIAL ADVISER AT THE TIME YOU PURCHASE A FUND'S CLASS A SHARES ABOUT ANY OTHER JOHN HANCOCK MUTUAL FUNDS HELD BY YOU, YOUR SPOUSE OR YOUR CHILDREN UNDER THE AGE OF 21. This includes investments held in a retirement account, an employee benefit plan or at a broker or financial adviser other than the one handling your current purchase. John Hancock will credit the combined value, at the current offering price, of all eligible accounts to determine whether you qualify for a reduced sales charge on your current purchase. You may need to provide documentation for these accounts, such as an account statement. For more information about these reduced sales charges, you may visit the funds' Web site at www.jhfunds.com. You may also consult your broker or financial adviser or refer to the section entitled "Initial Sales Charge on Class A Shares" in the funds' Statement of Additional Information. You may request a Statement of Additional Information from your broker or financial adviser, access the funds' Web site at www.jhfunds.com or call 1-800-225-5291.

INVESTMENTS OF $1 MILLION OR MORE Class A shares are available with no front-end sales charge. There is a contingent deferred sales charge (CDSC) on any Class A shares upon which a commission or finder's fee was paid that are sold within one year of purchase, as follows:

CLASS A DEFERRED CHARGES ON $1 MILLION+ INVESTMENTS

                             CDSC ON SHARES
YOUR INVESTMENT                  BEING SOLD

First $1M - $4,999,999                1.00%
Next $1 - $5M above that              0.50%
Next $1 or more above that            0.25%

FOR PURPOSES OF THIS CDSC, ALL PURCHASES MADE DURING A CALENDAR MONTH ARE COUNTED AS HAVING BEEN MADE ON THE FIRST DAY OF THAT MONTH.

6  YOUR ACCOUNT

The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

CLASS B AND CLASS C Shares are offered at their net asset value per share, without any initial sales charge.

A CDSC may be charged if a commission has been paid and you sell Class B or Class C shares within a certain time after you bought them, as described in the tables below. There is no CDSC on shares acquired through reinvestment of dividends. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSCs are as follows:

CLASS B DEFERRED CHARGES

                           CDSC ON SHARES
YEARS AFTER PURCHASE           BEING SOLD

1st year                            5.00%
2nd year                            4.00%
3rd or 4th year                     3.00%
5th year                            2.00%
6th year                            1.00%
After 6th year                      none

CLASS C DEFERRED CHARGES

YEARS AFTER PURCHASE                 CDSC

1st year                            1.00%
After 1st year                      none

FOR PURPOSES OF THESE CDSCS, ALL PURCHASES MADE DURING A CALENDAR MONTH ARE COUNTED AS HAVING BEEN MADE ON THE FIRST DAY OF THAT MONTH.

To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these to meet your request, we will sell those shares that have the lowest CDSC.

--------------------------------------------------------------------------------
SALES CHARGE REDUCTIONS AND WAIVERS

REDUCING YOUR CLASS A SALES CHARGES There are several ways you can combine multiple purchases of Class A shares of John Hancock funds to take advantage of the breakpoints in the sales charge schedule. The first three ways can be combined in any manner.

o Accumulation Privilege -- lets you add the value of any Class A shares you already own to the amount of your next Class A investment for purposes of calculating the sales charge. Retirement plans investing $1 million in Class B shares may add that value to Class A purchases to calculate charges.

o Letter of Intention -- lets you purchase Class A shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. You can use a Letter of Intention to qualify for reduced sales charges if you plan to invest at least $50,000 in a fund's Class A shares during the next 13 months. The calculation of this amount would include accumulations and combinations, as well as your current holdings of all classes of John Hancock funds, which includes any reinvestment of dividends and capital gains distributions. However, Class A shares of money market funds will be excluded unless you have already paid a sales charge. When you sign this letter, the funds agree to charge you the reduced sales charges listed above. Completing a Letter of Intention does not obligate you to purchase additional shares. However, if you do not buy enough shares to qualify for the lower sales charges by the earlier of the end of the 13-month period or when you sell your shares, your sales charges will be recalculated to reflect your actual purchase level. Also available for retirement plan investors is a 48-month Letter of Intention, described in the SAI.

o Combination Privilege -- lets you combine Class A shares of multiple funds for purposes of calculating the sales charge.

TO UTILIZE ANY REDUCTION YOU MUST: COMPLETE THE APPROPRIATE SECTION OF YOUR APPLICATION, OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR SIGNATURE SERVICES. CONSULT THE SAI FOR ADDITIONAL DETAILS (SEE THE BACK COVER OF THIS PROSPECTUS).

GROUP INVESTMENT PROGRAM A group may be treated as a single purchaser under the accumulation and combination privileges. Each investor has an individual account, but the group's investments are lumped together for sales charge purposes, making the investors potentially eligible for reduced sales charges. There is no charge or obligation to invest (although initial investments must total at least $250) and individual investors may close their accounts at any time.

TO UTILIZE THIS PROGRAM YOU MUST: CONTACT YOUR FINANCIAL REPRESENTATIVE OR SIGNATURE SERVICES TO FIND OUT HOW TO QUALIFY. CONSULT THE SAI FOR ADDITIONAL DETAILS (SEE THE BACK COVER OF THIS PROSPECTUS).

                                                                 YOUR ACCOUNT  7

CDSC WAIVERS As long as Signature Services is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

o    to make payments through certain systematic withdrawal plans

o    to make certain distributions from a retirement plan

o    because of shareholder death or disability

TO UTILIZE THIS WAIVER YOU MUST: CONTACT YOUR FINANCIAL REPRESENTATIVE OR SIGNATURE SERVICES. CONSULT THE SAI FOR ADDITIONAL DETAILS (SEE THE BACK COVER OF THIS PROSPECTUS).

REINSTATEMENT PRIVILEGE If you sell shares of a John Hancock fund, you may reinvest some or all of the proceeds in the same share class of any John Hancock fund within 120 days without a sales charge, as long as Signature Services is notified before you reinvest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

TO UTILIZE THIS PRIVILEGE YOU MUST: CONTACT YOUR FINANCIAL REPRESENTATIVE OR SIGNATURE SERVICES.

WAIVERS FOR CERTAIN INVESTORS Class A shares may be offered without front-end sales charges or CDSCs to various individuals and institutions, including:

o selling brokers and their employees and sales representatives (and their Immediate Family, as defined in the SAI)

o financial representatives utilizing fund shares in fee-based investment products under signed agreement with John Hancock Funds

o fund trustees and other individuals who are affiliated with these or other John Hancock funds (and their Immediate Family, as defined in the SAI)

o individuals transferring assets from an employee benefit plan into a John Hancock fund

o participants in certain retirement plans with at least 100 eligible employees (one-year CDSC applies)

o participants in certain 529 plans that have a signed agreement with John Hancock Funds (one-year CDSC may apply)

o certain retirement plans participating in Merrill Lynch or PruArray programs

TO UTILIZE A WAIVER YOU MUST: CONTACT YOUR FINANCIAL REPRESENTATIVE OR SIGNATURE SERVICES. CONSULT THE SAI FOR ADDITIONAL DETAILS (SEE THE BACK COVER OF THIS PROSPECTUS).

--------------------------------------------------------------------------------
OPENING AN ACCOUNT

1    Read this prospectus carefully.

2 Determine how much you want to invest. The minimum initial investments for the John Hancock funds are as follows:

     o    non-retirement account: $1,000
     o    retirement account:$500
     o    group investments: $250
     o Monthly Automatic Accumulation Plan (MAAP): $25 to open; you must invest at least $25 a month

3 Complete the appropriate parts of the account application, carefully following the instructions. You must submit the following additional documentation when opening a corporate account: new account application, corporate business/ organization resolution certified within the past 12 months or a John Hancock Funds business/organization certification form. You must submit the following additional documentation when opening a trust account: new account application and a copy of the trust document certified within the past 12 months or a John Hancock Funds trust certification form. You must notify your financial representative or Signature Services if this information changes. For more details, please contact your financial representative or call Signature Services at 1-800-225-5291.

4 Complete the appropriate parts of the account privileges application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.

5 Make your initial investment using the table on the next page. You and your financial representative can initiate any purchase, exchange or sale of shares.

8  YOUR ACCOUNT

BUYING SHARES
--------------------------------------------------------------------------------

                OPENING AN ACCOUNT                                   ADDING TO AN ACCOUNT
BY CHECK

[GRAPHIC]       o   Make out a check for the investment amount,      o   Make out a check for the investment amount
                    payable to "John Hancock Signature Services,         payable to "John Hancock Signature Services,
                    Inc."                                                Inc."

                o   Deliver the check and your completed             o   Fill out the detachable investment slip from
                    application to your financial representative,        an account statement. If no slip is available,
                    or mail them to Signature Services (address          include a note specifying the fund name, your
                    below).                                              share class, your account number and the
                                                                         name(s) in which the account is registered.

                                                                     o   Deliver the check and your investment slip or
                                                                         note to your financial representative, or mail
                                                                         them to Signature Services (address below).

BY EXCHANGE

[GRAPHIC]       o   Call your financial representative or            o   Log on to www.jhfunds.com to process exchanges
                    Signature Services to request an exchange.           between funds.

                                                                     o   Call EASI-Line for automated service 24 hours
                                                                         a day using your touch-tone phone at
                                                                         1-800-338-8080.

                                                                     o   Call your financial representative or
                                                                         Signature Services to request an exchange.

BY WIRE

[GRAPHIC]       o   Deliver your completed application to your       o   Instruct your bank to wire the amount of your
                    financial representative, or mail it to              investment to:
                    Signature Services.                                     First Signature Bank & Trust
                                                                            Account # 900000260
                o   Obtain your account number by calling your              Routing # 211475000
                    financial representative or Signature
                    Services.
                                                                     Specify the fund name, your share class, your
                o   Instruct your bank to wire the amount of your    account number and the name(s) in which the account
                    investment to:                                   is registered. Your bank may charge a fee to wire
                       First Signature Bank & Trust                  funds.
                       Account # 900000260
                       Routing # 211475000

                Specify the fund name, your choice of share class, the new account number and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

BY INTERNET

[GRAPHIC]       See "By exchange" and "By wire."                     o   Verify that your bank or credit union is a
                                                                         member of the Automated Clearing House (ACH)
                                                                         system.

                                                                     o   Complete the "Bank Information" section on
                                                                         your account application.

                                                                     o   Log on to www.jhfunds.com to initiate
                                                                         purchases using your authorized bank account.

BY PHONE

[GRAPHIC]       See "By exchange" and "By wire."                     o   Verify that your bank or credit union is a
                                                                         member of the Automated Clearing House (ACH)
                                                                         system.

                                                                     o   Complete the "Bank Information" section on
                                                                         your account application.

                                                                     o   Call EASI-Line for automated service 24 hours
                                                                         a day using your touch-tone phone at
                                                                         1-800-338-8080.

                                                                     o   Call your financial representative or call
                                                                         Signature Services between 8 A.M. and 7 P .M.
                                                                         Eastern Time on most business days.

TO OPEN OR ADD TO AN ACCOUNT USING THE MONTHLY AUTOMATIC ACCUMULATION PROGRAM, SEE "ADDITIONAL INVESTOR SERVICES."

ADDRESS:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

PHONE NUMBER: 1-800-225-5291

Or contact your financial representative for instructions and assistance.

                                                                 YOUR ACCOUNT  9

SELLING SHARES

                                                                     TO SELL SOME OR ALL OF YOUR SHARES
BY LETTER

[GRAPHIC]       o   Accounts of any type.                            o   Write a letter of instruction or complete a
                                                                         stock power indicating the fund name, your
                o   Sales of any amount.                                 share class, your account number, the name(s)
                                                                         in which the account is registered and the
                                                                         dollar value or number of shares you wish to
                                                                         sell.

                                                                     o   Include all signatures and any additional
                                                                         documents that may be required (see next
                                                                         page).

                                                                     o   Mail the materials to Signature Services.

                                                                     o   A check will be mailed to the name(s) and
                                                                         address in which the account is registered, or
                                                                         otherwise according to your letter of
                                                                         instruction.

BY INTERNET

[GRAPHIC]       o   Most accounts.                                   o   Log on to www.jhfunds.com to initiate
                                                                         redemptions from your funds.
                o   Sales of up to $100,000.

BY PHONE

[GRAPHIC]       o   Most accounts.                                   o   Call EASI-Line for automated service 24 hours
                                                                         a day using your touch-tone phone at
                o   Sales of up to $100,000.                             1-800-338-8080.

                                                                     o   Call your financial representative or call
                                                                         Signature Services between 8 A.M. and 7 P .M.
                                                                         Eastern Time on most business days.

BY WIRE OR ELECTRONIC FUNDS TRANSFER (EFT)

[GRAPHIC]       o   Requests by letter to sell any amount.           o   To verify that the Internet or telephone
                                                                         redemption privilege is in place on an
                o   Requests by Internet or phone to sell up to          account, or to request the form to add it to
                    $100,000.                                            an existing account, call Signature Services.

                                                                     o   Amounts of $1,000 or more will be wired on the
                                                                         next business day. A $4 fee will be deducted
                                                                         from your account.

                                                                     o   Amounts of less than $1,000 may be sent by EFT
                                                                         or by check. Funds from EFT transactions are
                                                                         generally available by the second business
                                                                         day. Your bank may charge a fee for this
                                                                         service.

BY EXCHANGE

[GRAPHIC]       o   Accounts of any type.                            o   Obtain a current prospectus for the fund into
                                                                         which you are exchanging by Internet or by
                o   Sales of any amount.                                 calling your financial represen- tative or
                                                                         Signature Services.

                                                                     o   Log on to www.jhfunds.com to process exchanges
                                                                         between your funds.

                                                                     o   Call EASI-Line for automated service 24 hours
                                                                         a day using your touch-tone phone at
                                                                         1-800-338-8080.

                                                                     o   Call your financial representative or
                                                                         Signature Services to request an exchange.

TO SELL SHARES THROUGH A SYSTEMATIC WITHDRAWAL PLAN, SEE "ADDITIONAL INVESTOR SERVICES."

10  YOUR ACCOUNT

SELLING SHARES IN WRITING In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

o    your address of record has changed within the past 30 days

o    you are selling more than $100,000 worth of shares

o you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s)

You will need to obtain your signature guarantee from a member of the Signature Guarantee Medallion Program. Most brokers and securities dealers are members of this program. A notary public CANNOT provide a signature guarantee.

SELLER                                                            REQUIREMENTS FOR WRITTEN REQUESTS           [GRAPHIC]
   Owners of individual, joint or UGMA/UTMA accounts (custodial   o  Letter of instruction.
   accounts for minors).
                                                                  o  On the letter, the signatures and titles of all persons authorized to sign for the account, exactly as the
                                                                     account is registered.

                                                                  o  Signature guarantee if applicable (see above).

   Owners of corporate, sole proprietorship, general partner or   o  Letter of instruction.
   association accounts.
                                                                  o  Corporate business/organization resolution, certified
                                                                     within the past 12 months, or a John Hancock Funds
                                                                     business/organization certification form.

                                                                  o  On the letter and the resolution, the signature of the
                                                                     person(s) authorized to sign for the account.

                                                                  o  Signature guarantee if applicable (see above).

   Owners or trustees of trust accounts.                          o  Letter of instruction.

                                                                  o  On the letter, the signature(s) of the trustee(s).

                                                                  o  Copy of the trust document certified within the past 12 months or a John Hancock Funds trust certification form.

                                                                  o  Signature guarantee if applicable (see above).

   Joint tenancy shareholders with rights of survivorship whose   o  Letter of instruction signed by surviving tenant.
   co-tenants are deceased.
                                                                  o  Copy of death certificate.

                                                                  o  Signature guarantee if applicable (see above).

   Executors of shareholder estates.                              o  Letter of instruction signed by executor.

                                                                  o  Copy of order appointing executor, certified within the past 12 months.

                                                                  o  Signature guarantee if applicable (see above).

   Administrators, conservators, guardians and other sellers or   o  Call 1-800-225-5291 for instructions.
   account types not listed above.

ADDRESS:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

PHONE NUMBER: 1-800-225-5291

Or contact your financial representative for instructions and assistance.

                                                                YOUR ACCOUNT  11

--------------------------------------------------------------------------------
TRANSACTION POLICIES

VALUATION OF SHARES The net asset value (NAV) per share for the fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4 P.M. Eastern Time). The fund uses market prices in valuing portfolio securities, but may use fair-value estimates if reliable market prices are unavailable. For example, the fund may value securities at fair value if the value of these securities has been materially affected by events occurring after the close of a foreign market. Because developments that could affect the values of foreign securities may occur between the close of the foreign market where the security is principally traded and the fund's valuation time, such closing prices may not be reflective of current market prices and current market prices may not be readily available when the fund determines its net asset values, and therefore the fund may adjust closing market prices of foreign securities to reflect what it believes to be the fair value of the securities as of the fund's valuation time. Foreign stock or other portfolio securities held by the fund may trade on U.S. holidays and weekends, even though the fund's shares will not be priced on those days. This may change the fund's NAV on days when you cannot buy or sell shares. For more information on the valuation of shares, please see the Statement of Additional Information.

BUY AND SELL PRICES When you buy shares, you pay the NAV plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV minus any applicable deferred sales charges.

EXECUTION OF REQUESTS The fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after Signature Services receives your request in good order.

At times of peak activity, it may be difficult to place requests by phone. During these times, consider using EASI-Line, accessing www.jhfunds.com, or sending your request in writing.

In unusual circumstances, the fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

TELEPHONE TRANSACTIONS For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

EXCHANGES You may exchange shares of one John Hancock fund for shares of the same class of any other, generally without paying any additional sales charges. The registration for both accounts involved must be identical.

Class B and Class C shares will continue to age from the original date and will retain the same CDSC rate. A CDSC rate that has increased will drop again with a future exchange into a fund with a lower rate. A fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders. For further details, see "Additional Services and Programs" in the SAI (see the back cover of this prospectus).

EXCESSIVE TRADING The funds are intended for long-term investment purposes only and do not knowingly accept shareholders who engage in "market timing" or other types of excessive short-term trading. Short-term trading into and out of a fund can disrupt portfolio investment strategies and may increase fund expenses for all shareholders, including long-term shareholders who do not generate these costs.

RIGHT TO REJECT OR RESTRICT PURCHASE AND EXCHANGE ORDERS Purchases and exchanges should be made primarily for investment purposes. The funds reserve the right to restrict, reject or cancel, for any reason and without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder's financial intermediary. For example, the funds may in their discretion restrict, reject or cancel a purchase or exchange order even if the transaction is not subject to the specific "Limitations on Exchange Activity" described below if the funds or their agents determine that accepting the order could interfere with the efficient management of a fund's portfolio or otherwise not be in the fund's interest. In the event that the funds reject or cancel an exchange request, neither the redemption nor the purchase side of the exchange will be processed. The funds reserve the right to delay for up to one business day the processing of exchange requests in the event that, in the funds' judgment, such delay would be in the funds' best interest, in which case both the redemption and purchase side of the exchange will receive the funds' net asset values at the conclusion of the delay period. The funds, through their agents in their sole discretion, may impose these remedial actions at the account holder level or the underlying shareholder level.

EXCHANGE LIMITATION POLICIES The funds' Boards of Trustees have adopted the following policies and procedures by which the funds, subject to the limitations described below, take steps reasonably designed to curtail excessive trading practices.

LIMITATIONS ON EXCHANGE ACTIVITY The funds, through their agents, undertake to use their best efforts to exercise the funds' right to restrict, reject or cancel purchase and exchange orders, as described above, if an account holder, who purchases or exchanges into a fund account in an amount of $5,000 or more, exchanges $1,000 or more out of that fund account within 30 calendar days on three occasions during any 12-month period. Nothing in this paragraph limits the right of the funds to refuse any purchase or exchange order, as in the preceding paragraph.

12  YOUR ACCOUNT

Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the accountholder. These exchange limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations or Department of Labor regulations. Certain automated or pre-established exchange, asset allocation and dollar cost averaging programs are not subject to these exchange limits. These exchange limits are subject to the funds' ability to monitor exchange activity, as discussed under "Limitations on the ability to detect and curtail excessive trading practices" below. Depending upon the composition of a fund's shareholder accounts and in light of the limitations on the ability of the funds to detect and curtail excessive trading practices, a significant percentage of a fund's shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, the funds consider information available to them at the time and reserve the right to consider trading activity in a single account or multiple accounts under common ownership, control or influence.

LIMITATION ON THE ABILITY TO DETECT AND CURTAIL EXCESSIVE TRADING PRACTICES Shareholders seeking to engage in excessive trading practices sometimes deploy a variety of strategies to avoid detection, and, despite the efforts of the funds to prevent their excessive trading, there is no guarantee that the funds or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the funds and their agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the funds will not always be able to detect frequent trading activity, investors should not assume that the funds will be able to detect or prevent all frequent trading or other practices that disadvantage the funds. For example, the ability of the fund to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial adviser, broker, retirement plan administrator or fee-based program sponsor, maintains the record of a fund's underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of a fund, particularly among certain financial intermediaries such as financial advisers, brokers, retirement plan administrators or fee-based program sponsors. These arrangements often permit the financial intermediary to aggregate their clients' transaction and ownership positions and do not identify the particular underlying shareholder(s) to the fund.

EXCESSIVE TRADING RISK To the extent that the funds or their agents are unable to curtail excessive trading practices in a fund, these practices may interfere with the efficient management of the fund's portfolio, and may result in the fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the fund's operating costs and decrease the fund's investment performance, and maintenance of higher levels of cash balances would likewise result in lower fund investment performance during periods of rising markets.

In addition, to the extent that a fund significantly invests in foreign securities traded on markets which may close prior to when the fund determines its net asset value (referred to as the valuation time), excessive trading by certain shareholders may cause dilution in the value of fund shares held by other shareholders. Because events may occur after the close of these foreign markets and before the fund's valuation time that influence the value of these foreign securities, investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these foreign securities as of the fund's valuation time (referred to as price arbitrage). The fund has procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what it believes to be the fair value of the securities as of the fund's valuation time. To the extent that the fund does not accurately value foreign securities as of its valuation time, investors engaging in price arbitrage may cause dilution in the value of fund shares held by the other shareholders.

To the extent that a fund significantly invests in high yield bonds (commonly known as junk bonds) or small cap equity securities, because these securities are often infrequently traded, investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of the fund's portfolio to a greater degree than funds which invest in highly liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of the fund shares held by other shareholders.

ACCOUNT INFORMATION John Hancock Funds is required by law to obtain information for verifying an account holder's identity. For example, an individual will be required to supply name, address, date of birth and social security number. If you do not provide the required information, we may not be able to open your account. If verification is unsuccessful, John Hancock Funds may close your account, redeem your shares at the next NAV and take any other steps that it deems reasonable.

CERTIFICATED SHARES The fund does not issue share certificates. Shares are electronically recorded.

SALES IN ADVANCE OF PURCHASE PAYMENTS When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

                                                                YOUR ACCOUNT  13

--------------------------------------------------------------------------------
DIVIDENDS AND ACCOUNT POLICIES

ACCOUNT STATEMENTS In general, you will receive account statements as follows:

o after every transaction (except a dividend reinvestment automatic investment or systematic withdrawal) that affects your account balance

o    after any changes of name or address of the registered owner(s)

o    in all other circumstances, every quarter

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

DIVIDENDS The fund generally distributes most or all of its net earnings annually in the form of dividends. The fund declares and pays any income dividends annually. Capital gains, if any, are typically distributed annually.

DIVIDEND REINVESTMENTS Most investors have their dividends reinvested in additional shares of the same fund and class. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested on the dividend record date. Alternatively, you can choose to have a check for your dividends and capital gains in the amount of more than $10 mailed to you. However, if the check is not deliverable or the combined dividend and capital gains amount is $10 or less, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested.

TAXABILITY OF DIVIDENDS Dividends you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from the fund's long-term capital gains are taxable as capital gains; dividends from the fund's income and short-term capital gains are generally taxable as ordinary income. Whether gains are short-term or long-term depends on the fund's holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

TAXABILITY OF TRANSACTIONS Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

SMALL ACCOUNTS (NON-RETIREMENT ONLY) If you draw down a non-retirement account so that its total value is less than $1,000, you may be asked to purchase more shares within 30 days. If you do not take action, your fund may close out your account and mail you the proceeds. Alternatively, your fund may charge you $20 a year to maintain your account. You will not be charged a CDSC if your account is closed for this reason. Your account will not be closed or charged this fee if its drop in value is due to fund performance or the effects of sales charges. If your account balance is $100 or less and no action is taken, the account will be liquidated.

--------------------------------------------------------------------------------
ADDITIONAL INVESTOR SERVICES

MONTHLY AUTOMATIC ACCUMULATION PROGRAM (MAAP)

MAAP lets you set up regular investments from your paycheck or bank account to the John Hancock fund(s) of your choice. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish:

o    Complete the appropriate parts of your account application.
o If you are using MAAP to open an account, make out a check ($25 minimum) for your first investment amount payable to "John Hancock Signature Services, Inc." Deliver your check and application to your financial representative or Signature Services.

SYSTEMATIC WITHDRAWAL PLAN This plan may be used for routine bill payments or periodic withdrawals from your account. To establish:

o    Make sure you have at least $5,000 worth of shares in your account.
o Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges).
o Specify the payee(s). The payee may be yourself or any other party, and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule.
o Determine the schedule: monthly, quarterly, semiannually, annually or in certain selected months.
o Fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or Signature Services.

RETIREMENT PLANS John Hancock Funds offers a range of retirement plans, including traditional and Roth IRAs, Coverdell ESAs, SIMPLE plans and SEPs. Using these plans, you can invest in any John Hancock fund (except tax-free income funds) with a low minimum investment of $500 or, for some group plans, no minimum investment at all. To find out more, call Signature Services at 1-800-225-5291.

FUND SECURITIES The funds' portfolio securities disclosure policy can be found in the Statement of Additional Information and on the funds' Web site, www.jhfunds.com. The funds' Web site also lists fund holdings.

14  YOUR ACCOUNT

FUND DETAILS

--------------------------------------------------------------------------------
BUSINESS STRUCTURE

The diagram below shows the basic business structure used by the fund. The fund's board of trustees oversees the fund's business activities and retains the services of the various firms that carry out the fund's operations.

The trustees have the power to change the fund's policy of investing at least 80% of its assets in large-capitalization companies without shareholder approval. The fund will provide shareholders with written notice at least 60 days prior to a change in this 80% policy.

THE MANAGEMENT FIRM The fund is managed by John Hancock Advisers, LLC. Founded in 1968, John Hancock Advisers is a wholly owned subsidiary of John Hancock Financial Services, Inc. and managed approximately $29 billion in assets as of September 30, 2004.

MANAGEMENT FEE For the fiscal year ended October 31, 2003, the fund paid the investment adviser a management fee at an annual rate of 0.75% of the fund's average net assets.

                                     [CHART]

                                                                FUND DETAILS  15

FINANCIAL HIGHLIGHTS

These tables detail the performance of the fund's share classes, including total return information showing how much an investment in the fund has increased or decreased each year.

LARGE CAP GROWTH FUND

FIGURES FOR THE YEAR ENDED 10-31-03 AND 10-31-04 WERE AUDITED BY
PRICEWATERHOUSECOOPERS LLP.

CLASS A SHARES PERIOD ENDED:                              10-31-00(1)   10-31-01(1)   10-31-02(1)   10-31-03   10-31-04
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD                         $ 25.04      $  20.73      $  10.38    $  8.14    $  9.54
Net investment loss(2)                                         (0.23)        (0.13)        (0.10)     (0.07)     (0.08)
Net realized and unrealized gain (loss) on investments         (1.48)        (9.42)        (2.14)      1.47      (0.21)
TOTAL FROM INVESTMENT OPERATIONS                               (1.71)        (9.55)        (2.24)      1.40      (0.29)
LESS DISTRIBUTIONS
From net realized gain                                         (2.60)        (0.80)           --         --         --
NET ASSET VALUE, END OF PERIOD                               $ 20.73      $  10.38      $   8.14    $  9.54    $  9.25
TOTAL RETURN(3) (%)                                            (8.15)       (47.77)       (21.58)     17.20(4)   (3.04)(4)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                      $   421      $    209      $    140    $   148    $   132
Ratio of expenses to average net assets (%)                     1.36          1.59          1.75       1.86       1.71
Ratio of adjusted expenses to average net assets(5) (%)           --            --            --       1.87       1.75
Ratio of net investment loss to average net assets (%)         (0.97)        (0.99)        (0.96)     (0.82)     (0.83)
Portfolio turnover (%)                                           162           131           228        121         96

CLASS B SHARES PERIOD ENDED:                              10-31-00(1)   10-31-01(1)   10-31-02(1)   10-31-03   10-31-04
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD                         $ 23.74      $  19.40      $   9.62    $  7.49    $  8.72
Net investment loss(2)                                         (0.37)        (0.21)        (0.15)     (0.12)     (0.13)
Net realized and unrealized gain (loss) on investments         (1.37)        (8.77)        (1.98)      1.35      (0.20)
TOTAL FROM INVESTMENT OPERATIONS                               (1.74)        (8.98)        (2.13)      1.23      (0.33)
LESS DISTRIBUTIONS
From net realized gain                                         (2.60)        (0.80)           --         --         --
NET ASSET VALUE, END OF PERIOD                               $ 19.40      $   9.62      $   7.49    $  8.72    $  8.39
TOTAL RETURN(3)(%)                                             (8.79)       (48.12)       (22.14)     16.42(4)   (3.78)(4)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                      $   239      $     88      $     51    $    50    $    36
Ratio of expenses to average net assets (%)                     2.05          2.24          2.45       2.56       2.41
Ratio of adjusted expenses to average net assets(5)(%)            --            --            --       2.57       2.45
Ratio of net investment loss to average net assets (%)         (1.66)        (1.65)        (1.66)     (1.52)     (1.53)
Portfolio turnover (%)                                           162           131           228        121         96

CLASS C SHARES PERIOD ENDED:                              10-31-00(1)   10-31-01(1)   10-31-02(1)   10-31-03   10-31-04
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE, BEGINNING OF PERIOD                         $ 23.73      $  19.39      $   9.61    $  7.49    $  8.71
Net investment loss(2)                                         (0.37)        (0.20)        (0.15)     (0.12)     (0.31)
Net realized and unrealized gain (loss) on investments         (1.37)        (8.78)        (1.97)      1.34      (0.19)
TOTAL FROM INVESTMENT OPERATIONS                               (1.74)        (8.98)        (2.12)      1.22      (0.32)
LESS DISTRIBUTIONS
From net realized gain                                         (2.60)        (0.80)           --         --         --
NET ASSET VALUE, END OF PERIOD                               $ 19.39      $   9.61      $   7.49    $  8.71    $  8.39
TOTAL RETURN(3)(%)                                             (8.80)       (48.15)       (22.06)     16.29(4)   (3.67)(4)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in millions)                      $     3      $      4      $      3    $     4    $     3
Ratio of expenses to average net assets (%)                     2.06          2.29          2.45       2.56       2.41
Ratio of adjusted expenses to average net assets(5)(%)            --            --            --       2.57       2.45
Ratio of net investment loss to average net assets (%)         (1.71)        (1.68)        (1.66)     (1.53)     (1.53)
Portfolio turnover (%)                                           162           131           228        121         96

(1)  AUDITED BY PREVIOUS AUDITOR.
(2)  BASED ON THE AVERAGE OF THE SHARES OUTSTANDING.
(3) ASSUMES DIVIDEND REINVESTMENT AND DOES NOT REFLECT THE EFFECT OF SALES CHARGES.
(4) TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
(5)  DOES NOT TAKE INTO CONSIDERATION EXPENSE REDUCTIONS DURING THE PERIODS
     SHOWN.

================================================================================
THE FOLLOWING RETURNS ARE NOT AUDITED AND ARE NOT PART OF THE AUDITED FINANCIAL HIGHLIGHTS PRESENTED ABOVE:
WITHOUT THE EXPENSE REDUCTIONS, RETURNS FOR THE YEARS ENDED OCTOBER 31, 2003 AND 2004 FOR CLASS A SHARES WOULD HAVE BEEN 17.19% AND (3.00%), FOR CLASS B SHARES 16.41% AND (3.74%) AND FOR CLASS C SHARES 16.28% AND (3.73%) RESPECTIVELY.

16  FUND DETAILS

For more information

Two documents are available that offer further information on the John Hancock Large Cap Growth Fund:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors' report (in annual report only).

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information on all aspects of the fund. The current annual report is included in the SAI. A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into (is legally a part of) this prospectus.

TO REQUEST A FREE COPY OF THE CURRENT ANNUAL/SEMIANNUAL REPORT OR THE SAI, PLEASE CONTACT JOHN HANCOCK:

By mail: John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

By phone: 1-800-225-5291

By EASI-Line: 1-800-338-8080

By TDD: 1-800-554-6713

On the Internet: www.jhfunds.com

OR YOU MAY VIEW OR OBTAIN THESE DOCUMENTS FROM THE SEC:
By mail: Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102
(duplicating fee required)

In person: at the SEC's Public Reference Room in Washington, DC.
For access to the Reference Room call 1-202-942-8090

By electronic request: publicinfo@sec.gov
(duplicating fee required)

On the Internet: www.sec.gov

(C)2005 JOHN HANCOCK FUNDS, LLC    200PN   1/05

[JOHN HANCOCK(R) LOGO]

JOHN HANCOCK FUNDS, LLC
MEMBER NASD
101 Huntington Avenue
Boston, MA 02199-7603

www.jhfunds.com

----------------------------------------------------- -------------------------------------------------------
John Hancock Balanced Fund                            John Hancock Massachusetts Tax-Free Income Fund
----------------------------------------------------- -------------------------------------------------------
John Hancock Biotechnology Fund                       John Hancock Mid Cap Growth Fund
----------------------------------------------------- -------------------------------------------------------
John Hancock California Tax-Free Income Fund          John Hancock Money Market Fund
----------------------------------------------------- -------------------------------------------------------
John Hancock Classic Value Fund                       John Hancock Multi Cap Growth Fund
----------------------------------------------------- -------------------------------------------------------
John Hancock Core Equity Fund                         John Hancock New York Tax-Free Income Fund
----------------------------------------------------- -------------------------------------------------------
John Hancock Financial Industries Fund                John Hancock Real Estate Fund
----------------------------------------------------- -------------------------------------------------------
John Hancock Focused Equity Fund                      John Hancock Regional Bank Fund
----------------------------------------------------- -------------------------------------------------------
John Hancock Growth Trends Fund                       John Hancock Small Cap Equity Fund
----------------------------------------------------- -------------------------------------------------------
John Hancock Health Sciences Fund                     John Hancock Small Cap Growth Fund
----------------------------------------------------- -------------------------------------------------------
John Hancock High Yield Municipal Bond Fund           John Hancock Sovereign Investors Fund
----------------------------------------------------- -------------------------------------------------------
John Hancock Independence Diversified Core Equity     John Hancock Tax-Free Bond Fund
Fund II
----------------------------------------------------- -------------------------------------------------------
John Hancock International Fund                       John Hancock Technology Fund
----------------------------------------------------- -------------------------------------------------------
John Hancock Large Cap Equity Fund                    John Hancock U.S. Global Leaders Growth Fund
----------------------------------------------------- -------------------------------------------------------
John Hancock Large Cap Growth Fund                    John Hancock U.S. Government Cash Reserve
----------------------------------------------------- -------------------------------------------------------
John Hancock Large Cap Select Fund
----------------------------------------------------- -------------------------------------------------------

            Supplement to Current Statement of Additional Information


Description of the Fund's Shares

The last paragraph in the "Description of the Fund's Shares" section has been deleted and replaced with the following:

"Shares of the Fund generally may be sold only to U.S. citizens, U.S. residents, and U.S. domestic corporations, partnerships, trusts or estates."


October 1, 2004

MFSAIS 10/04

                       JOHN HANCOCK LARGE CAP GROWTH FUND

                       Class A, Class B and Class C Shares
                       Statement of Additional Information
                     March 1, 2004 as revised July 15, 2004

This Statement of Additional Information provides information about John Hancock Large Cap Growth Fund (the "Fund") in addition to the information that is contained in the combined Equity Funds' current Prospectus (the "Prospectus"). The Fund is a diversified series of John Hancock Investment Trust III (the "Trust").

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus. This Statement of Additional Information incorporates by reference the Fund's Annual Report. A copy of the Prospectus or Annual Report can be obtained free of charge by writing or telephoning:

                      John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1000
                              Boston MA 02217-1000
                                 1-800-225-5291

                                TABLE OF CONTENTS

                                                                            Page
Organization of the Fund ..................................................    2
Investment Objective and Policies .........................................    2
Investment Restrictions ...................................................   14
Those Responsible for Management ..........................................   17
Investment Advisory and Other Services ....................................   26
Distribution Contracts ....................................................   29
Sales Compensation ........................................................   31
Net Asset Value ...........................................................   34
Initial Sales Charge on Class A Shares ....................................   34
Deferred Sales Charge on Class B and Class C Shares .......................   38
Special Redemptions .......................................................   42
Additional Services and Programs ..........................................   42
Purchases and Redemptions Through Third Parties ...........................   44
Description of the Fund's Shares ..........................................   44
Tax Status ................................................................   46
Calculation of Performance ................................................   51
Brokerage Allocation ......................................................   54
Transfer Agent  Services ..................................................   57
Custody of Portfolio ......................................................   58
Independent Auditors ......................................................   58
Fund Securities ...........................................................   58
Appendix A- Description of Investment Risk ................................  A-1
Appendix B-Description of Bond Ratings ....................................  B-1
Appendix C-Proxy Voting Summary ...........................................  C-1
Financial Statements ......................................................  F-1

ORGANIZATION OF THE FUND

The Fund is a series of the Trust, an open-end investment management company organized as a Massachusetts business trust in 1984 under the laws of The Commonwealth of Massachusetts. Prior to July 1996, the Fund was a series of John Hancock Capital Series. Prior to June 1, 1999, the Fund was called John Hancock Growth Fund.

John Hancock Advisers, LLC (prior to February 1, 2002, John Hancock Advisers, Inc.) (the "Adviser") is the Fund's investment adviser. The Adviser is a wholly owned subsidiary of John Hancock Financial Services, Inc., a subsidiary of Manulife Financial Corporation ("Manulife Financial"). Founded in 1862, John Hancock Financial Services and its subsidiaries today offer a broad range of financial products and services, including whole, term, variable, and universal life insurance, as well as college savings products, mutual funds, fixed and variable annuities, long-term care insurance and various forms of business insurance.

Manulife Financial, is the fifth largest life insurer in the world, and the second largest in North America, based on market capitalization as of April 27, 2004. Manulife Financial is a leading Canadian-based financial services group serving millions of customers in 19 countries and territories worldwide. Pro forma funds under management by Manulife Financial and its subsidiaries, including John Hancock, were US$271.6 billion (Cdn$355.9 billion) as of March 31, 2004.

Manulife Financial Corporation trades as 'MFC' on the TSX, NYSE and PSE, and under '0945' on the SEHK.

INVESTMENT OBJECTIVE AND POLICIES

The following information supplements the discussion of the Fund's investment objective and policies discussed in the Prospectus. Appendix A contains further information describing investment risks. The investment objective of the Fund is fundamental and may only be changed with shareholder approval. There is no assurance that the Fund will achieve its investment objective.

The Fund's investment objective is to seek long-term capital appreciation. To pursue this goal, the Fund normally invests at least 80% of its Assets in stocks of large-capitalization companies - companies in the capitalization range of the Russell Top 200 Growth Index.

With respect to the Fund's investment policy of investing at least 80% of its Assets in large capitalization companies, "Assets" is defined as net assets plus the amount of any borrowings for investment purposes. In addition, the Fund will notify shareholders at least 60 days prior to any change in this policy.

The Fund invests principally in common stocks (and in securities convertible into or with rights to purchase common stocks) of companies which the Fund's management believes offer outstanding growth potential over both the intermediate and long term. The Fund generally invests in a diversified portfolio of U.S. companies. The Fund has tended to emphasize, or overweight, certain sectors such as health care, technology or consumer goods. These weightings may change in the future.

In choosing individual stocks, the managers use fundamental financial analysis to identify companies with:

     o    Strong cash flows
     o    Secure market franchises
     o    Sales growth that outpaces their industries

The management team uses various means to assess the depth and stability of companies' senior management, including interviews and company visits. The fund favors companies for which the managers project an above average growth rate.

When management believes that current market or economic conditions warrant, the Fund temporarily may retain cash or invest in preferred stock, nonconvertible bonds or other fixed-income securities. Fixed income securities in the Fund's portfolio will generally be rated at least BBB by Standard & Poor's Ratings Group ("S&P") or Baa by Moody's Investor's Service, Inc. ("Moody's"), or if unrated, determined by the Adviser to be of comparable quality. The Fund may, however, invest up to 5% of its net assets in lower rated securities, commonly known as "junk bonds".

In abnormal circumstances, such as situations where the Fund experiences unusually large cash inflows or anticipates unusually large redemptions, and in adverse market, economic, political or other conditions, the Fund may temporarily invest extensively in investment-grade short-term securities, cash and cash equivalents.

Lower Rated High Yield Debt Obligations. The Fund may invest in debt securities rated as low as C by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P") and unrated securities deemed of equivalent quality by the Adviser. These securities are speculative to a high degree and often have very poor prospects of attaining real investment standing. Lower rated securities are generally referred to as junk bonds. No more than 5% of the Fund's net assets, however, will be invested in securities rated lower than BBB by S&P or Baa by Moody's. In addition, no more than 5% of the Fund's net assets may be invested in securities rated BBB or Baa and unrated securities deemed of equivalent quality. See the Appendix attached to this Statement of Additional Information which describes the characteristics of the securities in the various ratings categories. The Fund may invest in comparable quality unrated securities which, in the opinion of the Adviser, offer comparable yields and risks to those securities which are rated.

Debt obligations rated in the lower ratings categories, or which are unrated, involve greater volatility of price and risk of loss of principal and income. In addition, lower ratings reflect a greater possibility of an adverse change in financial condition affecting the ability of the issuer to make payments of interest and principal. The high yield fixed income market is relatively new and its growth occurred during a period of economic expansion. The market has not yet been fully tested by an economic recession.

The market price and liquidity of lower rated fixed income securities generally respond to short term corporate and market developments to a greater extent than do the price and liquidity of higher rated securities because such developments are perceived to have a more direct relationship to the ability of an issuer of such lower rated securities to meet its ongoing debt obligations. The market prices of zero coupon bonds are affected to a greater extent by interest rate changes, and thereby tend to be more volatile than securities which pay interest periodically. Increasing rate note securities are typically refinanced by the issuers within a short period of time.

Reduced volume and liquidity in the high yield bond market or the reduced availability of market quotations will make it more difficult to dispose of the bonds and to value accurately the Fund's assets. The reduced availability of reliable, objective data may increase the Fund's reliance on management's judgment in valuing high yield bonds. In addition, the Fund's investments in high yield securities may be susceptible to adverse publicity and investor perceptions, whether or not justified by fundamental factors. The Fund's investments, and consequently its net asset value, will be subject to the market fluctuations and risks inherent in all securities.

Ratings as Investment Criteria. In general, the ratings of Moody's and S&P represent the opinions of these agencies as to the quality of the securities which they rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. These ratings will be used by the Fund as initial criteria for the selection of debt securities. Among the factors which will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix B contains further information concerning the rating of Moody's and S&P and their significance. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated, or its rating may be reduced below minimum required for purchase by the Fund. Neither of these events will require the sale of the securities by the Fund.

Investments In Foreign Securities. The Fund may invest up to 15% of its total assets in securities of foreign issuers as well as securities in the form of sponsored or unsponsored American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") or other securities convertible into securities of foreign issuers. ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Issuers of unsponsored ADRs are not contractually obligated to disclose material information, including financial information, in the United States. Generally, ADRs are designed for use in the United States securities markets and EDRs are designed for use in European securities markets. Issuers of unsponsored ADRs are not contractually obligated to disclose material information including financial information in the U.S.

Foreign Currency Transactions. The Fund's foreign currency transactions may be conducted on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market.

The Fund may also enter into forward foreign currency exchange contracts to hedge against fluctuations in currency exchange rates affecting a particular transaction or portfolio position. Forward contracts are agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities quoted or denominated in the same or related foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in the same or related foreign currencies. The Fund may elect to hedge less than all of its foreign portfolio positions as deemed appropriate by the Adviser and Sub-Adviser.

If the Fund purchases a forward contract, the Fund will segregate cash or liquid securities in a separate account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of such forward contract. The assets in the segregated account will be valued at market daily and if the value of the securities in the separate account declines, additional cash or securities will be placed in the account so that the value of the account will be equal the amount of the Fund's commitment with respect to such contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency rises. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

Risks in Foreign Securities. Investments in foreign securities may involve a greater degree of risk than those in domestic securities. There is generally less publicly available information about foreign companies in the form of reports and ratings similar to those that are published about issuers in the United States. Also, foreign issuers are generally not subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to United States issuers.

Because foreign securities may be denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Fund's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities, and any net investment income and gains that the Fund distributes to shareholders. Securities transactions undertaken in some foreign markets may not be settled promptly, so that the Fund's investments on foreign exchanges may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement.

Foreign securities will be purchased in the best available market, whether through over-the-counter markets or exchanges located in the countries where principal offices of the issuers of the are located. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign issuers are less liquid and more volatile than securities of comparable United States issuers. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on United States exchanges, although the Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed issuers than in the United States.

With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, expropriation, nationalization or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States' economy in terms of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

The dividends, interest and in some cases, capital gains payable on certain Fund's foreign portfolio securities may be subject to foreign withholding or other foreign taxes, thus reducing the net amount of income or gains available for distribution to the Fund's shareholders

Repurchase Agreements. In a repurchase agreement the Fund buys a security for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price, plus accrued interest. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. The Adviser will continuously monitor the creditworthiness of the parties with whom the Fund enters into repurchase agreements.

The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying securities and could experience losses, including the possible decline in the value of the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible subnormal levels of income decline in value of the underlying securities or lack of access to income during this period, as well as the expense of enforcing its rights.

Reverse Repurchase Agreements. The Fund may also enter into reverse repurchase agreements which involve the sale of U.S. Government securities held in its portfolio to a bank with an agreement that the Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the Fund. Reverse repurchase agreements involve the risk that the market value of securities purchased by the Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. The Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. To minimize various risks associated with reverse repurchase agreements, the Fund will establish and maintain a separate account consisting of liquid securities, of any type or maturity, in an amount at least equal to the repurchase prices of these securities (plus any accrued interest thereon) under such agreements. In addition, the Fund will not borrow money or enter into reverse repurchase agreements except from banks as a temporary measure for extraordinary emergency purposes in amounts not to exceed 33 1/3% of the Fund's total assets (including the amount borrowed) taken at market value. The Fund will not use leverage to attempt to increase income. The Fund will not purchase securities while outstanding borrowings exceed 5% of the Fund's total assets. The Fund will enter into reverse repurchase agreements only with federally insured banks which are approved in advance as being creditworthy by the Trustees. Under procedures established by the Trustees, the Adviser will monitor the creditworthiness of the banks involved.

Restricted Securities. The Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933 ("1933 Act"), including commercial paper issued in reliance on Section 4(2) of the 1933 Act and securities offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. The Fund will not invest more than 15% of its net assets in illiquid investments. If the Trustees determine, based upon a continuing review of the trading markets for specific Section 4 (2) paper or Rule 144A securities, that they are liquid, they will not be subject to the 15% limit on illiquid securities. The Trustees have adopted guidelines and delegated to the Adviser the daily function of determining and monitoring the liquidity of restricted securities. The Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Trustees will carefully monitor the Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund if qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

Options on Securities, Securities Indices and Currency. The Fund may purchase and write (sell) call and put options on any securities in which it may invest, on any securities index based on securities in which it may invest or on any currency in which Fund investments may be denominated. These options may be listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. The Fund may write covered put and call options and purchase put and call options to enhance total return, as a substitute for the purchase or sale of securities or currency, or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired.

Writing Covered Options. A call option on securities or currency written by the Fund obligates the Fund to sell specified securities or currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities or currency written by the Fund obligates the Fund to purchase specified securities or currency from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive the Fund of the opportunity to profit from an increase in the market price of the securities or foreign currency assets in its portfolio. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities or foreign currency assets to be acquired for its portfolio.

All call and put options written by the Fund are covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities, either of which may be quoted or denominated in any currency, in a segregated account with a value at least equal to the Fund's obligation under the option,
(ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

The Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

Purchasing Options. The Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts") in the market value of securities or currencies of the type in which it may invest. The Fund may also sell call and put options to close out its purchased options.

The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities or currency at a specified price during the option period. The Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities or currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities or currency at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's portfolio securities or the currencies in which they are denominated. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities or currencies which it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities or currency decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the Fund's portfolio securities.

The Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or currencies or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Adviser will determine the liquidity of each over-the-counter option in accordance with guidelines adopted by the Trustees

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Adviser's ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities or currency markets.

Futures Contracts and Options on Futures Contracts. To seek to increase total return or hedge against changes in interest rates, securities prices or currency exchange rates, the Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on these futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. The futures contracts may be based on various securities (such as U.S. Government securities), securities indices, foreign currencies and any other financial instruments and indices. All futures contracts entered into by the Fund are traded on U.S. or foreign exchanges or boards of trade that are licensed, regulated or approved by the Commodity Futures Trading Commission ("CFTC").

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments [or currencies] for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging and Other Strategies. Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that the Fund proposes to acquire or the exchange rate of currencies in which portfolio securities are quoted or denominated. When interest rates are rising or securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. The Fund may seek to offset anticipated changes in the value of a currency in which its portfolio securities, or securities that it intends to purchase, are quoted or denominated by purchasing and selling futures contracts on such currencies.

The Fund may, for example, take a "short" position in the futures market by selling futures contracts in an attempt to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the dollar value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities. Similarly, the Fund may sell futures contracts on any currencies in which its portfolio securities are quoted or denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies.

If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's portfolio securities.

When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices that are currently available. The Fund may also purchase futures contracts as a substitute for transactions in securities or foreign currency, to alter the investment characteristics of or currency exposure associated with portfolio securities or to gain or increase its exposure to a particular securities market or currency.

Options on Futures Contracts. The Fund may purchase and write options on futures for the same purposes as its transactions in futures contracts. The purchase of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund's assets. By writing a call option, the Fund becomes obligated, in exchange for the premium (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. The Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations. The Fund will engage in futures and related options transactions either for bona fide hedging purposes or to seek to increase total return as permitted by the CFTC. To the extent that the Fund is using futures and related options for hedging purposes, futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are quoted or denominated) that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities (or the currency in which they are quoted or denominated) it intends to purchase. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. As evidence of its hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities (or assets denominated in the related currency) in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

To the extent that the Fund engages in nonhedging transactions in futures contracts and options on futures, the aggregate initial margin and premiums required to establish these nonhedging positions will not exceed 5% of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. The Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for maintaining its qualifications as a regulated investment company for federal income tax purposes.

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities or currencies, require the Fund to establish a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions.

Perfect correlation between the Fund's futures positions and portfolio positions will be impossible to achieve. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. In addition, it is not possible to hedge fully or protect against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Fund from closing out positions and limiting its losses.

Lending of Securities. The Fund may lend portfolio securities to brokers, dealers, and financial institutions if the loan is collateralized by cash or U.S. Government securities according to applicable regulatory requirements. The Fund may reinvest any cash collateral in short-term securities and money market funds. When the Fund lends portfolio securities, there is a risk that the borrower may fail to return the securities involved in the transaction. As a result, the Fund may incur a loss or, in the event of the borrower's bankruptcy, the Fund may be delayed in or prevented from liquidating the collateral. It is a fundamental policy of the Fund not to lend portfolio securities having a total value exceeding 33 1/3% of its total assets.

Rights and Warrants. The Fund may purchase warrants and rights which are securities permitting, but not obligating, their holder to purchase the underlying securities at a predetermined price, subject to the Fund's Investment Restrictions. Generally, warrants and stock purchase rights do not carry with them the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants and rights may be considered to entail greater investment risk than certain other types of investments. In addition, the value of warrants and rights does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or prior to their expiration date. Investment in warrants and rights increases the potential profit or loss to be realized from the investment of a given amount of the Fund's assets as compared with investing the same amount in the underlying stock.

Short Sales. The Fund may engage in short sales in order to profit from an anticipated decline in the value of a security. The Fund may also engage in a short sales to attempt to limit its exposure to a possible market decline in the value of its portfolio securities through short sales of securities which the Adviser believes possesses volatility characteristics similar to those being hedged. To effect such transaction, the Fund must borrow the security sold short to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. Until the security is replaced the Fund is required to pay to the lender an accrued interest and may be required to pay a premium.

The Fund will realize a gain if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. On the other hand, the Fund will incur a loss as a result of the short sale if the price of the security increases between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, interest or dividends the Fund may be required to pay in connection with a short sale. The successful use of short selling as a hedging device may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

Under applicable guidelines of the staff of the SEC, if the Fund engages in short sales, it must put in a segregated account (not with the broker) an amount of cash or liquid securities of any type of maturity equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) any cash or liquid securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). In addition, until the Fund replaces the borrowed security, it must daily maintain the segregated account at such a level that the amount deposited in it plus the amount deposited with the broker as collateral will equal the current market value of the securities sold short.

Short selling may produce higher than normal portfolio turnover which may result in increased transaction costs to the Fund and may result in gains from the sale of securities deemed to have been held for less than three months, which gains must be less than 30% of the Fund's gross income in order for the Fund to qualify as a regulated investment company under the Code for that year.

The Fund does not intend to enter into short sale (other than those "against the box") if immediately after such sale the aggregate of the value of all collateral plus the amount in such segregated account exceeds 5% of the value of the Fund's assets. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.

Forward Commitment and When-Issued Securities. The Fund may purchase securities on a when-issued or forward commitment basis. "When-issued" refers to securities whose terms are available and for which a market exists, but which have not been issued. The Fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.

When the Fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the Fund's losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued or forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

On the date the Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the Fund will segregate in a separate account cash or liquid securities, of any type or maturity, equal in value to the Fund's commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns.

Short-Term Trading and Portfolio Turnover. Short-term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. The Fund may engage in short-term trading in response to stock market conditions, changes in interest rates or other economic trends and developments, or to take advantage of yield disparities between various fixed income securities in order to realize capital gains or improve income. Short term trading may have the effect of increasing portfolio turnover rate. A high rate of portfolio turnover (100% or greater) involves correspondingly greater brokerage expenses. The Fund's portfolio turnover rate is set forth in the table under the caption "Financial Highlights" in the Prospectus.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions. The following investment restrictions will not be changed without the approval of a majority of the Fund's outstanding voting securities which, as used in the Prospectus and this Statement of Additional Information, means the approval by the lesser of (1) the holders of 67% or more of the Fund's shares represented at a meeting if more than 50% of the Fund's outstanding shares are present in person or by proxy at that meeting or (2) more than 50% of the Fund's outstanding shares.

The Fund may not:

1. Issue senior securities, except as permitted by the Fund's fundamental investment restrictions on borrowing, lending and investing in commodities and as otherwise permitted under the 1940 Act. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the deferral of trustees' fees, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments, forward foreign exchange contracts and repurchase agreements entered into in accordance with the Fund's investment policies are not deemed to be senior securities.

2. Borrow money, except: (i) for temporary or short-term purposes or for the clearance of transactions in amounts not to exceed 33 1/3% of the value of the fund's total assets (including the amount borrowed) taken at market value; (ii) in connection with the redemption of fund shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets, (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets; (iv) in connection with entering into reverse repurchase agreements and dollar rolls, but only if after each such borrowing there is asset coverage of at least 300% as defined in the 1940 Act; and (v) as otherwise permitted under the 1940 Act. For purposes of this investment restriction, the deferral of trustees' fees and transactions in short sales, futures contracts, options on futures contracts, securities or indices and forward commitment transactions shall not constitute borrowing.

3. Act as an underwriter, except to the extent that in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933.

4. Purchase, sell or invest in real estate, but subject to its other investment policies and restrictions may invest in securities of companies that deal in real estate or are engaged in the real estate business. These companies include real estate investment trusts and securities secured by real estate or interests in real estate. The fund may hold and sell real estate acquired through default, liquidation or other distributions of an interest in real estate as a result of the fund's ownership of securities.

5. Invest in commodities or commodity futures contracts, other than financial derivative contracts. Financial derivatives include forward currency contracts; financial futures contracts and options on financial futures contracts; options and warrants on securities, currencies and financial indices; swaps, caps, floors, collars and swaptions; and repurchase agreements entered into in accordance with the fund's investment policies.

6. Make loans, except that the fund may (i) lend portfolio securities in accordance with the fund's investment policies up to 33 1/3% of the fund's total assets taken at market value, (ii) enter into repurchase agreements, and (iii) purchase all or a portion of an issue of publicly distributed debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

7. Purchase the securities of issuers conducting their principal activity in the same industry if, immediately after such purchase, the value of its investments in such industry would exceed 25% of its total assets taken at market value at the time of such investment. This limitation does not apply to investments in obligations of the U.S. Government or any of its agencies, instrumentalities or authorities.

8. With respect to 75% of the fund's total assets, the fund may not invest more than 5% of the fund's total assets in the securities of any single issuer or own more than 10% of the outstanding voting securities of any one issuer, in each case other than (i) securities issued or guaranteed by the U.S. Government, its agencies or its instrumentalities or (ii) securities of other investment companies.

In connection with the lending of portfolio securities under item (6) above, such loans must at all times be fully collateralized by cash or securities of the U.S. Government or its agencies or instrumentalities, and the Fund's custodian must take possession of the collateral either physically or in book entry form. Any cash collateral will consist of short-term high quality debt instruments. Securities used as collateral must be marked to market daily.

Non-fundamental Investment Restrictions

The following restrictions are designated as non-fundamental and may be changed by the Trustees without shareholder approval.

The Fund may not:

(a) Purchase securities on margin or make short sales, except in connection with arbitrage transactions, or unless by virtue of its ownership of other securities, the Fund has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

(b) Invest for the purpose of exercising control over or management of any company.

(c) Purchase a security if, as a result, (i) more than 10% of the Fund's total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the Fund, or (iii) more than 5% of the Fund's total assets would be invested in the securities of any one such investment company.

(d)  Invest more than 15% of its net assets in illiquid securities.

(e) Notwithstanding any investment restriction to the contrary, the Fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees/Directors, purchase securities of other investment companies within the John Hancock Group of Funds provided that, as a result, (i) no more than 10% of the Fund's assets would be invested in securities of all other investment companies, (ii) such purchase would not result in more than 3% of the total outstanding voting securities of any one such investment company being held by the Fund and (iii) no more than 5% of the Fund's assets would be invested in any one such investment company.

Except with respect to borrowing money, if a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the values of the Fund's assets will not be considered a violation of the restriction.

The Funds will invest only in countries on the Adviser's Approved Country Listing. The Approved Country Listing is a list maintained by the Adviser's investment department that outlines all countries, including the United States, that have been approved for investment by Funds managed by the Adviser.

If allowed by the Fund's other investment policies and restrictions, the Fund may invest up to 5% of its total assets in Russian equity securities and up to 10% of its total assets in Russian fixed income securities. All Russian securities must be: (1) denominated in U.S. dollars, Canadian dollars, euros, sterling, or yen; (2) traded on a major exchange; and (3) held physically outside of Russia.

THOSE RESPONSIBLE FOR MANAGEMENT

The business of the Fund is managed by its Trustees, including certain Trustees who are not "interested persons" of the Fund or the Trust (as defined by the Investment Company Act of 1940) (the "Independent Trustees"), who elect officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Trustees. Several of the officers and Trustees of the Fund are also officers or Directors of the Adviser, or officers and Directors of the Fund's principal distributor, John Hancock Funds, LLC (prior to February 1, 2002, John Hancock Funds, Inc.) ("John Hancock Funds").

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                               Number of John
                             Position(s)   Trustee/                                                            Hancock Funds
Name, Address (1)            Held with     Officer     Principal Occupation(s) and other Directorships         Overseen by
And Age                      Fund          since(2)    During Past 5 Years                                     Trustee
--------------------------------------------------------------------------------------------------------------------------------
Independent Trustees
--------------------------------------------------------------------------------------------------------------------------------
Charles L. Ladner            Chairman      2004        Chairman and Trustee, Dunwoody Village, Inc.            49
Born: 1938                   and Trustee               (continuing care retirement community); Senior Vice
                                                       President and Chief Financial Officer, UGI
                                                       Corporation (Public Utility Holding Company) (retired
                                                       1998); Vice President and Director for AmeriGas, Inc.
                                                       (retired 1998); Director of AmeriGas Partners, L.P.
                                                       (until 1997)(gas distribution); Director,
                                                       EnergyNorth, Inc. (until 1995); Director, Parks and
                                                       History Association (since 2001).

--------------------------------------------------------------------------------------------------------------------------------
Dennis S. Aronowitz          Trustee       1988        Professor of Law, Emeritus, Boston University School    20
Born:  1931                                            of Law (as of 1996); Director, Brookline Bancorp.

--------------------------------------------------------------------------------------------------------------------------------
Richard P. Chapman, Jr.      Trustee       1978        President and Chief Executive Officer, Brookline        20
Born:  1935                                            Bancorp., Inc. (lending) (since 1972); Chairman and
                                                       Director, Lumber Insurance Co. (insurance) (until
                                                       2000); Chairman and Director, Northeast Retirement
                                                       Services, Inc. (retirement administration) (since
                                                       1998).

--------------------------------------------------------------------------------------------------------------------------------
William J. Cosgrove          Trustee       1991        Vice President, Senior Banker and Senior Credit         20
Born:  1933                                            Officer, Citibank, N.A. (banking) (retired 1991);
                                                       Executive Vice President, Citadel Group
                                                       Representatives, Inc. (financial reinsurance);
                                                       Director, Hudson City Bancorp (banking); Trustee,
                                                       Scholarship Fund for Inner City Children (since 1986).

--------------------------------------------------------------------------------------------------------------------------------
Richard A. Farrell           Trustee       1996        President, Farrell, Healer & Co., Inc., (venture        20
Born:  1932                                            capital management firm)(since 1980) and General
                                                       Partner of the Venture Capital Fund of NE; (since
                                                       1980); Trustee, Marblehead Savings Bank (since 1994).
                                                       Prior to 1980, headed the venture capital group at
                                                       Bank of Boston Corporation.

--------------------------------------------------------------------------------------------------------------------------------

(1) Business address for independent and non-independent Trustees and officers is 101 Huntington Avenue, Boston, Massachusetts 02199.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Non-Independent Trustee: holds positions with the Fund's investment adviser, underwriter, and or certain other affiliates.

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  Number of
                                                                                                                  John Hancock
                             Position(s)   Trustee/                                                               Funds
Name, Address (1)            Held with     Officer      Principal Occupation(s) and other Directorships           Overseen by
And Age                      Fund          since(2)     During Past 5 Years                                       Trustee
---------------------------------------------------------------------------------------------------------------------------------
William F. Glavin            Trustee       1996         President Emeritus, Babson College (as of 1998); Vice     20
Born:  1932                                             Chairman, Xerox Corporation (until 1989); Director,
                                                        Reebok, Inc. (until 2002) and Inco Ltd. (until 2002).

---------------------------------------------------------------------------------------------------------------------------------
John A. Moore                Trustee       1996         President and Chief Executive Officer, Institute for      30
Born:  1939                                             Evaluating Health Risks, (nonprofit institution) (until
                                                        2001); Senior Scientist, Sciences International (health
                                                        research)(since 1998); Principal, Hollyhouse
                                                        (consulting)(since 2000); Director, CIIT(nonprofit
                                                        research) (since 2002).

---------------------------------------------------------------------------------------------------------------------------------
Patti McGill Peterson        Trustee       1996         Executive Director, Council for International Exchange    30
Born:  1943                                             of Scholars (since 1998); Vice President, Institute of
                                                        International Education (since 1998); Senior Fellow,
                                                        Cornell Institute of Public Affairs, Cornell University
                                                        (until 1997); President Emerita of Wells College and
                                                        St. Lawrence University; Director, Niagara Mohawk Power
                                                        Corporation (electric utility); Director, Ford
                                                        Foundation, International Fellowships Program (since
                                                        2002); Director Lois Roth Endowment (2002); Director,
                                                        Council for International Exchange (since 2003);
                                                        Advisory Board, UNCF, Global Partnerships Center (since
                                                        2002) .

---------------------------------------------------------------------------------------------------------------------------------
John W. Pratt                Trustee       1996         Professor of Business Administration Emeritus,  Harvard   20
Born:  1931                                             University Graduate School of Business Administration
                                                        (as of 1998).

---------------------------------------------------------------------------------------------------------------------------------

(1) Business address for independent and non-independent Trustees and officers is 101 Huntington Avenue, Boston, Massachusetts 02199.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Non-Independent: holds positions with the Fund's investment adviser, underwriter, and or certain other affiliates.

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                               Number of John
                                 Position(s)    Trustee/                                                       Hancock Funds
Name, Address (1)                Held with      Officer     Principal Occupation(s) and other Directorships    Overseen by
And Age                          Fund           since(2)    During Past 5 Years                                Trustee
-------------------------------------------------------------------------------------------------------------------------------
Non-Independent Trustees
-------------------------------------------------------------------------------------------------------------------------------
James A. Shepherdson (3)         Trustee,       2004        Executive Vice President, Manulife Financial       49
Born: 1952                       President                  Corporation; Chairman, Director, President and
                                 and Chief                  Chief Executive Officer, John Hancock Advisers
                                 Executive                  LLC and The Berkeley Group; Chairman, Director,
                                 Officer                    President and Chief Executive Officer, John
                                                            Hancock Funds; Chairman, President, Director
                                                            and Chief Executive Officer, Sovereign Asset
                                                            Management Corporation ("SAMCorp; President,
                                                            John Hancock Retirement Services, John Hancock
                                                            Life Insurance Company (until 2004); Chairman,
                                                            Essex Corporation, (until 2004); Co-Chief
                                                            Executive Officer, MetLife Investors Group
                                                            (until 2003); Senior Vice President, AXA/
                                                            Equitable Insurance Company (until 2000).

-------------------------------------------------------------------------------------------------------------------------------

(1) Business address for independent and non-independent Trustees and officers is 101 Huntington Avenue, Boston, Massachusetts 02199.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Non-Independent Trustee: holds positions with the Fund's investment adviser, underwriter, and or certain other affiliates.

----------------------------------------------------------------------------------------------------------------------------
                                                                                                              Number of
                                                                                                              John Hancock
                            Position(s)    Trustee/                                                           Funds
Name, Address (1)           Held with      Officer        Principal Occupation(s) and other Directorships     Overseen by
And Age                     Fund           since(2)       During Past 5 Years                                 Trustee
----------------------------------------------------------------------------------------------------------------------------
Principal Officers who
are not Trustees
----------------------------------------------------------------------------------------------------------------------------
Richard A. Brown            Senior Vice    2000           Senior Vice President, Chief Financial Officer      N/A
Born:  1949                 President                     and Treasurer, the Adviser, John Hancock Funds,
                            and Chief                     and The Berkeley Group;  Second Vice President
                            Financial                     and Senior Associate Controller, Corporate Tax
                            Officer                       Department, John Hancock Financial Services, Inc.
                                                          (until 2001).

----------------------------------------------------------------------------------------------------------------------------
William H. King             Vice           1988           Vice President and Assistant Treasurer, the         N/A
Born:  1952                 President                     Adviser; Vice President and Treasurer of each of
                            and Treasurer                 the John Hancock funds; Assistant Treasurer of
                                                          each of the John Hancock funds (until 2001).

----------------------------------------------------------------------------------------------------------------------------
Susan S. Newton             Senior Vice    1984           Senior Vice President, Secretary and Chief Legal    N/A
Born:  1950                 President,                    Officer, SAMCorp., the Adviser and each of the
                            Secretary                     John Hancock funds, John Hancock Funds and The
                            and Chief                     Berkeley Group; Vice President, Signature
                            Legal Officer                 Services (until 2000), Director, Senior Vice
                                                          President and Secretary, NM Capital.

----------------------------------------------------------------------------------------------------------------------------

(1) Business address for independent and non-independent Trustees and officers is 101 Huntington Avenue, Boston, Massachusetts 02199.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Non-Independent Trustee: holds positions with the Fund's investment adviser, underwriter, and or certain other affiliates.

The Fund's Board of Trustees currently has four standing Committees: the Audit Committee, the Administration Committee, the Contracts/Operations Committee and the Investment Performance Committee. Each Committee is comprised of Independent Trustees who are not "interested persons."

The Audit Committee members are Messrs. Moore (Chairman), Glavin and Ms. McGill Peterson. All of the members of the Audit Committee are independent under the New York Stock Exchange's Revised Listing Rules, and each member is financially literate with at least one having accounting or financial management expertise. The Board has adopted a written charter for the Audit Committee. The Audit Committee recommends to the full board auditors for the Fund, monitors and oversees the audits of the Fund, communicates with both independent auditors and internal auditors on a regular basis and provides a forum for the auditors to report and discuss any matters they deem appropriate at any time. The Audit Committee held four meetings during the fiscal year ended October 31, 2003.

The Administration Committee members are all of the independent Trustees. The Administration Committee reviews the activities of the other four standing committees and makes the final selection and nomination of candidates to serve as Independent Trustees. All members of the Administration Committee are independent under the New York Stock Exchange's Revised Listing Rules and are not interested persons, as defined in the 1940 Act, of John Hancock or the Fund (the "Independent Trustees"). Among other things, the Administration Committee acts as a nominating committee of the Board. The Trustees who are not Independent Trustees and the officers of the Fund are nominated and selected by the Board. The Administration Committee does not have at this time formal criteria for the qualifications of candidates to serve as an Independent Trustee, although the Administration Committee may develop them in the future. In reviewing a potential nominee and in evaluating the renomination of current Independent Trustees, the Administration Committee expects to apply the following criteria: (i) the nominee's reputation for integrity, honesty and adherence to high ethical standards, (ii) the nominee's business acumen, experience and ability to exercise sound judgments, (iii) a commitment to understand the Fund and the responsibilities of a trustee of an investment company, (iv) a commitment to regularly attend and participate in meetings of the Board and its committees, (v) the ability to understand potential conflicts of interest involving management of the Fund and to act in the interests of all shareholders, and (vi) the absence of a real or apparent conflict of interest that would impair the nominee's ability to represent the interests of all the shareholders and to fulfill the responsibilities of an Independent Trustee. The Administration Committee does not necessarily place the same emphasis on each criteria and each nominee may not have each of these qualities. The Administration Committee does not discriminate on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law. The Administration Committee held four meetings during the fiscal year ended October 31, 2003.

As long as an existing Independent Trustee continues, in the opinion of the Administration Committee, to satisfy these criteria, the Fund anticipates that the Committee would favor the renomination of an existing Trustee rather than a new candidate. Consequently, while the Administration Committee will consider nominees recommended by shareholders to serve as trustees, the Administration Committee may only act upon such recommendations if there is a vacancy on the Board or the Administration Committee determines that the selection of a new or additional Independent Trustee is in the best interests of the Fund. In the event that a vacancy arises or a change in Board membership is determined to be advisable, the Administration Committee will, in addition to any shareholder recommendations, consider candidates identified by other means, including candidates proposed by members of the Administration Committee. While it has not done so in the past, the Administration Committee may retain a consultant to assist the Committee in a search for a qualified candidate.

Any shareholder recommendation must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, to be considered by the Administration Committee. In evaluating a nominee recommended by a shareholder, the Administration Committee, in addition to the criteria discussed above, may consider the objectives of the shareholder in submitting that nomination and whether such objectives are consistent with the interests of all shareholders. If the Board determines to include a shareholder's candidate among the slate of nominees, the candidate's name will be placed on the Fund's proxy card. If the Administration Committee or the Board determines not to include such candidate among the Board's designated nominees and the shareholder has satisfied the requirements of Rule 14a-8, the shareholder's candidate will be treated as a nominee of the shareholder who originally nominated the candidate. In that case, the candidate will not be named on the proxy card distributed with the Fund's proxy statement.

Shareholders may communicate with the members of the Board as a group or individually. Any such communication should be sent to the Board or an individual Trustee c/o the secretary of the Fund at the address on the notice of this meeting. The Secretary may determine not to forward any letter to the members of the Board that does not relate to the business of the Fund.

The Contracts/Operations Committee members are Messrs. Aronowitz (Chairman), and Farrell. The Contracts/Operations Committee oversees the initiation, operation, and renewal of contracts between the Fund and other entities. These contracts include advisory and subadvisory agreements, custodial and transfer agency agreements and arrangements with other service providers. The Contracts/Operations Committee held five meetings during the fiscal year ended October 31, 2003.

The Investment Performance Committee members are Messrs. Chapman (Chairman), Cosgrove and Pratt. The Investment Performance Committee monitors and analyzes the performance of the Fund generally, consults with the adviser as necessary if the Fund requires special attention, and reviews peer groups and other comparative standards as necessary. The Investment Performance Committee held four meetings during the fiscal year ended October 31, 2003.

The following table provides a dollar range indicating each Trustee's ownership of equity securities of the Fund, as well as aggregate holdings of shares of equity securities of all John Hancock Funds overseen by the Trustee, as of December 31, 2003.

-----------------------------------------------------------------------------------------------------------
                                                                     Aggregate Dollar Range of holdings
                                  Dollar Range of Fund Shares Owned  in John Hancock funds overseen by
Name of Trustee                   by Trustee (1)                     Trustee (1)
-----------------------------------------------------------------------------------------------------------
Independent Trustees
-----------------------------------------------------------------------------------------------------------
Dennis S. Aronowitz               $1-$10,000                         $50,001-$100,000
-----------------------------------------------------------------------------------------------------------
Richard P. Chapman, Jr.           $50,001-$100,000                   Over $100,000
-----------------------------------------------------------------------------------------------------------
William J. Cosgrove               $1-$10,000                         $10,000-$50,000
-----------------------------------------------------------------------------------------------------------
Richard A. Farrell                $1-$10,000                         Over $100,000
-----------------------------------------------------------------------------------------------------------
William F. Glavin                 None                               None
-----------------------------------------------------------------------------------------------------------
Dr. John A. Moore                 $1-$10,000                         Over $100,000
-----------------------------------------------------------------------------------------------------------
Patti McGill Peterson             $10,001-$50,000                    Over $100,000
-----------------------------------------------------------------------------------------------------------
John W. Pratt                     $10,001-$50,000                    Over $100,000
-----------------------------------------------------------------------------------------------------------
*Non-Independent Trustees
-----------------------------------------------------------------------------------------------------------
John M. DeCiccio                  None                               Over $100,000
-----------------------------------------------------------------------------------------------------------
Maureen Ford Goldfarb             $1-$10,000                         Over $100,000
-----------------------------------------------------------------------------------------------------------

(1) This Fund does participate in the John Hancock Deferred Compensation Plan for Independent Trustees (the "Plan"). Under the Plan, an Independent Trustee may defer his fees by electing to have the Adviser invest his fees in one of the funds in the John Hancock complex that participates in the Plan. Under these circumstances, the Trustee is not the legal owner of the underlying shares, but does participate in any positive or negative return on those shares to the same extent as all other shareholders. With regard to Trustees participating in the Plan, if a Trustee was deemed to own the shares used in computing the value of his deferred compensation, as of December 31, 2003, the respective "Dollar Range of Fund Shares Owned by Trustee" and the "Aggregate Dollar Range of holdings in John Hancock funds overseen by Trustee" would be as follows: $10,001-$50,000 and over $100,000 for Mr. Chapman, $1-$10,000 and over $100,000 for Mr. Cosgrove, $10,001-$50,000 and over $100,000 for Mr. Glavin, $1-$10,000 and over
     $100,000 for Dr. Moore.

The following table provides information regarding the compensation paid by the Fund and the other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services. Any Non-Independent Trustee and each of the officers of the Fund who are interested persons of the Adviser, and/or affiliates are compensated by the Adviser and received no compensation from the Fund for their services.

*Mr. John M. DeCiccio resigned as of March 19, 2004 and Ms. Maureen Ford Goldfarb resigned as of May 12, 2004. Both were Non-Independent Trustees.

                                                                  Total Compensation From the
                                 Aggregate Compensation from      Fund and John Hancock Fund
Independent Trustees             the Fund (1)                     Complex to Trustees (2)
--------------------             ------------                     -----------------------
Dennis J. Aronowitz              $ 1,415                          $ 72,250
Richard P. Chapman*                1,564                            79,000
William J. Cosgrove*               1,559                            79,500
Richard A. Farrell                 1,554                            79,250
Gail D. Fosler +                      88                               250
William F. Glavin*                 1,470                            74,250
Dr. John A. Moore*                 1,144                            74,000
Patti McGill Peterson              1,083                            72,750
John Pratt                         1,499                            76,500
                                 -------                          --------
Total                            $11,376                          $607,750

(1) Compensation is for the fiscal year ending October 31, 2003.

(2) Total compensation paid by the John Hancock Funds Complex to the Independent Trustees is as of December 31, 2003. As of this date, there were fifty-one funds in the John Hancock Fund Complex, with Dr. Moore and Ms. McGill Peterson serving on thirty funds and each other Independent Trustees servicing on twenty funds.

*As of December 31, 2003, the value of the aggregate accrued deferred compensation amount from all funds in the John Hancock Funds Complex for Mr. Chapman was $63,573, Mr. Cosgrove was $210,257, Mr. Glavin was $306,646 and for Dr. Moore was $248,464 under the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees (the "Plan").

+ As of December 31, 2002, Ms. Fosler resigned as a Trustee of the Complex.

All of the officers listed are officers or employees of the Adviser or Affiliated Companies. Some of the Trustees and officers may also be officers or Trustees of one or more of the other funds for which the Adviser serves as investment adviser.

As of February 3, 2004, the officers and Trustees of the Fund as a group beneficially owned less than 1% of the outstanding shares of the Fund. As of that date, the following shareholders beneficially owned 5% or more of outstanding shares of each class of the Fund.

                                                                              Percentage of Total Outstanding
Name and Address of Shareholder                        Class of Shares        Shares of the Class of the Fund
-------------------------------                        ---------------        -------------------------------
MLPF&S For The                                                B                             7.80%
Sole Benefit of Its Customers
Attn: Fund Administration 97DA7
4800 Deer Lake Drive East 2nd Fl
Jacksonville, FL 32246-6484

Citigroup Global Markets, Inc.                                C                             7.04%
00109801250
Attn: Cindy Tempesta, 7th Fl
333 West 34th Street
New York, NY 10001-2402

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser, located at 101 Huntington Avenue, Boston, Massachusetts 02199-7603, a premier investment management company, managed $30.2 billion in open-end funds, closed-end funds, private accounts and retirement plans for individual and institutional investors as of March 31, 2004. Additional information about John Hancock Advisers can be found on the website: www.jhfunds.com.

The Fund has entered into an investment management contract (the "Advisory Agreement") with the Adviser which was approved by the Fund's shareholders. Pursuant to the Advisory Agreement, the Adviser will: (a) furnish continuously an investment program for the Fund and determine, subject to the overall supervision and review of the Trustees, which investments should be purchased, held, sold or exchanged, and (b) provide supervision over all aspects of the Fund's operations except those which are delegated to a custodian, transfer agent or other agent.

The Fund bears all costs of its organization and operation, including but not limited to expenses of preparing, printing and mailing all shareholders' reports, notices prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to the Fund's plan of distribution; fees and expenses of custodians including those for keeping books and accounts, maintaining a committed line of credit, and calculating the net asset value of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Fund (including an allocable portion of the cost of the Adviser's employees rendering such services to the Fund the compensation and expenses of Trustees who are not otherwise affiliated with the Trust, the Adviser or any of their affiliates; expenses of Trustees' and shareholders' meetings; trade association memberships; insurance premiums; and any extraordinary expenses.

As compensation for its services under the Advisory Agreement, the Fund pays the Adviser monthly a fee based on a stated percentage of the average of the daily net assets of the Fund as follows:

Average Daily Net Assets                                     Annual Rate
------------------------                                     -----------

First $750,000,000                                           0.75%
Amount over $750,000,000                                     0.70%

From time to time, the Adviser may reduce its fee or make other arrangements to limit the Fund's expenses to a specified percentage of its average daily net assets. The Adviser retains the right to reimpose a fee and recover any other payments to the extent that, at the end of any fiscal year, the Fund's annual expenses fall below this limit.

For the fiscal years ended October 31, 2001, 2002 and 2003, the Fund paid the Adviser an investment advisory fees of $3,200,186, $2,000,022 and $1,418,015, respectively.

Securities held by the Fund may also be held by other funds or investment advisory clients for which the Adviser or its affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more are selling the same security. If opportunities for purchase or sale of securities by the Adviser for the Fund or for other funds or clients for which the Adviser renders investment advice arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser or its affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Pursuant to its Advisory Agreement, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which its Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under the Advisory Agreement.

Under the Advisory Agreement, the Fund may use the name "John Hancock" or any name derived from or similar to it only for so long as the Advisory Agreement or any extension, renewal or amendment thereof remains in effect. If the Advisory Agreement is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such a name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or the Life Company may grant the nonexclusive right to use the name "John Hancock" or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.

The Fund's Board of Trustees is responsible for overseeing the performance of the Fund's investment adviser and determining whether to approve and renew the Fund's Advisory Agreement. The Board has a standing request that the Adviser provide the Board with certain information the Board has deemed important to evaluating the short- and long-term performance of the Adviser. This information includes periodic performance analysis and status reports from the Adviser and quarterly Portfolio and Investment Performance Reports. The Fund's portfolio managers meet with the Board from time to time to discuss the management and performance of the Fund and respond to the Board's questions concerning the performance of the Adviser. When the Board considers whether to renew an investment advisory contract, the Board takes into account numerous factors, including: (1) the nature, extent and quality of the services provided by the Adviser; (2) the investment performance of the Fund's assets managed by the adviser; (3) the fair market value of the services provided by the adviser; (4) a comparative analysis of expense ratios of, and advisory fees paid by, similar funds; (5) the extent to which the adviser has realized or will realize economies of scale as the Fund grows; (6) other sources of revenue to the Adviser or its affiliates from its relationship with the Fund and intangible or "fall-out" benefits that accrue to the adviser and its affiliates, if relevant; and (7) the Adviser's control of the operating expenses of the fund, such as transaction costs, including ways in which portfolio transactions for the fund are conducted and brokers are selected.

In evaluating the Advisory Agreement, the Independent Trustees reviewed materials furnished by the Adviser, including information regarding the Adviser, its respective affiliates and their personnel, operations and financial condition. The Independent Trustees also reviewed among other things:

o The investment performance of the Fund. The Board determined that the performance results of the Fund and the Adviser's responsive actions were reasonable, as compared with relevant performance standards, including the performance results of comparable large-cap growth funds derived from data provided by Lipper Inc. and appropriate market indexes.

o The fee charged by the Adviser for investment advisory and administrative services. The Board decided that the advisory fee paid by the Fund was reasonable based on the average advisory fee for comparable funds. The Board also took into account the nature of the fee arrangements which include breakpoints that will adjust the fee downward as the size of the Fund's portfolio increases.

o The Board evaluated the Adviser's investment staff and portfolio management process, and reviewed the composition and overall performance of the Fund's portfolio on both a short-term and long-term basis.

The Independent Trustees determined that the terms of the Fund's Advisory Agreement are fair and reasonable and that the contract is in the Fund's best interest. The Independent Trustees believe that the advisory contract will enable the Fund to enjoy high quality investment advisory services at a cost they deem appropriate, reasonable and in the best interests of the Fund and its shareholders. In making such determinations, the Independent Trustees met independently from the Non-Independent Trustees of the Fund and any officers of the Adviser or its affiliates. The Independent Trustees also relied upon the assistance of counsel to the Independent Trustees and counsel to the Fund.

The continuation of the Advisory Agreement and Distribution Agreement (discussed below) was approved by all Trustees. The Advisory Agreement and the Distribution Agreement, will continue in effect from year to year, provided that its continuance is approved annually both (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Trustees, and (ii) by a majority of the Trustees who are not parties to the Agreement or "interested persons" of any such parties. Both Agreements may be terminated on 60 days written notice by any party or by vote of a majority of the outstanding voting securities of the Fund and will terminate automatically if assigned.

Accounting and Legal Services Agreement. The Trust, on behalf of the Fund, is a party to an Accounting and Legal Services Agreement with the Adviser. Pursuant to this agreement, the Adviser provides the Fund with certain tax, accounting and legal services. For the fiscal years ended October 31, 2001, 2002 and 2003, the Fund paid the Adviser $85,263, $56,337 and $68,290, respectively, for services under this Agreement.

Proxy Voting. The Fund's Trustees have delegated to the Adviser the authority to vote proxies on behalf of the Fund. The Trustees have approved the proxy voting guidelines of the Adviser and will review the guidelines and suggest changes as they deem advisable. A summary of the Adviser's proxy voting guidelines is attached to this statement of additional information as Appendix C.

Personnel of the Adviser and its affiliates may trade securities for their personal accounts. The Fund also may hold, or may be buying or selling, the same securities. To prevent the Fund from being disadvantaged, the adviser(s), principal underwriter and the Fund have adopted a code of ethics which restricts the trading activity of those personnel.

DISTRIBUTION CONTRACTS

The Fund has a Distribution Agreement with John Hancock Funds. Under the agreement, John Hancock Funds is obligated to use its best efforts to sell shares of each class of the Fund. Shares of the Fund are also sold by selected broker-dealers, banks and registered investment advisors ("Selling Firms") that have entered into selling agreements with John Hancock Funds. These Selling Firms are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund. John Hancock Funds accepts orders for the purchase of the shares of the Fund that are continually offered at net asset value next determined, plus an applicable sales charge, if any. In connection with the sale of Fund shares, John Hancock Funds and Selling Firms receive compensation from a sales charge imposed, in the case of Class A shares, at the time of sale. In the case of Class B or Class C shares, the Selling Firm receives compensation immediately but John Hancock Funds is compensated on a deferred basis.

Total underwriting commissions (sales charges) for sales of the Fund's Class A shares for the fiscal years ended October 31, 2001, 2002 and 2003 were $415,911, $173,752 and $115,505 respectively. Of such amounts, $31,084, $24,430 and
$15,970 respectively, were retained by John Hancock Funds in 2001, 2002 and 2003. Total underwriting commissions (sales charges) for sales of the Fund's Class C shares for the fiscal years ended October 31, 2001, 2002 and 2003 were $17,798, $9,552 and $5,707, respectively. No Class C commissions were retained by John Hancock Funds, the remainder of the underwriting commissions were paid/reallowed to Selling Firms.

The Fund's Trustees adopted Distribution Plans with respect to each class of shares (the "Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plans, the Fund will pay distribution and service fees at an aggregate annual rate of up to 0.30% for Class A and 1.00% for Class B and Class C shares of the Fund's average daily net assets attributable to shares of that class. However, the service fees will not exceed 0.25% of the Fund's average daily net assets attributable to each class of shares. The distribution fees will be used to reimburse the John Hancock Funds for its distribution expenses, including but not limited to: (i) initial and ongoing sales compensation to Selling Firms and others (including affiliates of the John Hancock Funds) engaged in the sale of Fund shares; (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares; and (iii) with respect to Class B and Class C shares only, interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate Selling Firms and others for providing personal and account maintenance services to shareholders. In the event that John Hancock Funds is not fully reimbursed for payments or expenses it incurs under the Class A Plan, these expenses will not be carried beyond twelve months from the date they were incurred. Unreimbursed expenses under the Class B and Class C Plans will be carried forward together with interest on the balance of these unreimbursed expenses. The Fund does not treat unreimbursed expenses under the Class B and Class C Plans as a liability of the Fund because the Trustees may terminate the Class B and /or Class C Plans at any time. For the fiscal year ended October 31, 2003, an aggregate of $6,126,413 distribution expenses or 12.66% of the average net assets of the Class B shares of the Fund, was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or Rule 12b-1 fees in prior periods. For the fiscal year ended October 31, 2003, an aggregate of $70,884 distribution expenses or 2.30% of the average net assets of the Class C share of the Fund, was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or Rule12b-1 fees in prior periods.

The Plans and all amendments were approved by the Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plans (the "Independent Trustees"), by votes cast in person at meetings called for the purpose of voting on these Plans.

Pursuant to the Plans, at least quarterly, John Hancock Funds provide the Fund with a written report of the amounts expended under the Plans and the purpose for which these expenditures were made. The Trustees review these reports on a quarterly basis to determine their continued appropriateness.

The Plans provide that they will continue in effect only so long as its continuance is approved at least annually by a majority of both the Trustees and the Independent Trustees. The Plans provide that they may be terminated without penalty, (a) by a vote of a majority of the Independent Trustees, (b) by a vote of a majority of the Fund's outstanding shares of the applicable class upon 60 days' written notice to John Hancock Funds and (c) automatically in the event of assignment. The Plans further provide that they may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the outstanding shares of the class of the Fund which has voting rights with respect to that Plan. Each plan provides, that no material amendment to the Plans will be effective unless it is approved by a majority vote of the Trustees and the Independent Trustees of the Fund. The holders of Class A, Class B and Class C shares have exclusive voting rights with respect to the Plan applicable to their respective class of shares. In adopting the Plans, the Trustees concluded that, in their judgment, there is a reasonable likelihood that the Plans will benefit the holders of the applicable class of shares of the Fund.

Amounts paid to the John Hancock Funds by any class of shares of the Fund will not be used to pay the expenses incurred with respect to any other class of shares of the Fund; provided, however, that expenses attributable to the Fund as a whole will be allocated, to the extent permitted by law, according to the formula based upon gross sales dollars and/or average daily net assets of each such class, as may be approved from time to time by vote of a majority of the Trustees. From time to time, the Fund may participate in joint distribution activities with other Funds and the costs of those activities will be borne by each Fund in proportion to the relative net asset value of the participating Fund.

During the fiscal year ended October 31, 2003, the Fund paid John Hancock Funds the following amounts of expenses in connection with their services.

                                                   Expense Items
                                                   -------------

                                        Printing and
                                        Mailing of                                                   Interest
                                        Prospectus                                                   Carrying or
                                        to New             Compensation to        Expenses of John   Other Finance
                      Advertising       Shareholders       Selling Firms          Hancock Funds      Charges
                      -----------       ------------       -------------          -------------      -------
Class A               $20,888           $107               $238,651               $153,119           $0
Class B               $33,747           $224               $212,663               $237,303           $0
Class C               $ 1,333           $0                 $ 18,884               $ 10,648           $0

SALES COMPENSATION

As part of their business strategies, the Fund, along with John Hancock Funds, pay compensation to Selling Firms that sell the Fund's shares. These firms typically pass along a portion of this compensation to your broker or financial representative.

The two primary sources of Selling Firm compensation payments are (1) the 12b-1 fees that are paid out of the Fund's assets and (2) sales charges paid by investors. The sales charges and 12b-1 fees are detailed in the prospectus and under "Distribution Contracts" in this Statement of Additional Information. The portions of these expenses that are paid to Selling Firms are shown on the next page.

Initial compensation Whenever you make an investment in Class A, Class B or Class C shares of the Fund, the Selling Firm receives a reallowance/payment/commission as described on the next page. The Selling Firm also receives the first year's 12b-1 service fee at this time.

Annual compensation For Class A, Class B and Class C shares of the Fund, beginning in the second year after an investment is made, the Selling Firm receives an annual 12b-1 service fee of 0.25% of its average daily net (aged) assets. In addition, beginning in the second year after an investment is made in Class C shares, the Distributor will pay the Selling Firm a distribution fee in an amount not to exceed 0.75% of the average daily net (aged) assets. These service and distribution fees are paid quarterly in arrears.

Selling Firms receive service and distribution fees if, for the preceding quarter, (1) their clients/shareholders have invested combined average daily net assets of no less than $1,000,000 in eligible (aged) assets; or (2) an individual registered representative of the Selling Firm has no less than $250,000 in eligible (aged) assets. The reason for these criteria is to save the Fund the expense of paying out de minimus amounts. As a result, if a Selling Firm does not meet one of the criteria noted above, the money for that firm's fees remains in the Fund.

In addition, from time to time, John Hancock Funds, at its expense, and without additional cost to the Fund or its shareholders, may provide significant additional compensation to Selling Firms in connection with their promotion of the Fund or sale of shares of the Fund. Such compensation provided by John Hancock Funds may include, for example, financial assistance to financial services firms in connection with their marketing and sales development programs for their registered representatives and other employees, as well as payment for travel expenses, including lodging, incurred by registered representatives and other employees for such marketing and sales development programs, as well as assistance for seminars for the public, advertising and sales campaigns regarding one or more Funds, and other Selling Firms-sponsored events or activities. From time to time, John Hancock Funds may provide expense reimbursements for special training of a Selling Firm's registered representatives and other employees in group meetings or non-cash compensation in the form of occasional gifts, meals, tickets or other entertainment. Payments may also include amounts for sub-administration and other services for shareholders whose shares are held of record in omnibus or other group accounts. Other compensation, such as asset retention fees, finder's fees and reimbursement for wire transfer fees or other administrative fees and costs may be offered to the extent not prohibited by law or any self-regulatory agency such as the NASD.

                                     First Year Broker or Other Selling Firm Compensation

                                    Investor pays           Selling Firm            Selling Firm
                                    sales charge            receives                receives 12b-1       Total Selling Firm
Class A investments                 (% of offering price)   commission (1)          service fee (2)      compensation (3) (4)
-------------------                 ---------------------   --------------          ---------------      --------------------
Up to $49,999                       5.00%                   4.01%                   0.25%                4.25%
$50,000 - $99,999                   4.50%                   3.51%                   0.25%                3.75%
$100,000 - $249,999                 3.50%                   2.61%                   0.25%                2.85%
$250,000 - $499,999                 2.50%                   1.86%                   0.25%                2.10%
$500,000 - $999,999                 2.00%                   1.36%                   0.25%                1.60%

Investments of Class A share of
$1 million or more (5)

First $1M - $4,999,999              --                      0.75%                   0.25%                1.00%
Next $1 - $5M above that            --                      0.25%                   0.25%                0.50%
Next $1 or more above that          --                      0.00%                   0.25%                0.25%

Class B investments

All amounts                         --                      3.75%                   0.25%                4.00%

Class C investments

All amounts                         --                      0.75%                   0.25%                1.00%

(1) For Class A investments under $1 million, a portion of the Selling Firm's commission is paid out of the sales charge.

(2) For Class A, B and C shares, the Selling Firm receives 12b-1 fees in the first year as a % of the amount invested and after the first year as a % of average daily net eligible assets (paid quarterly in arrears).

(3) Selling Firm commission and 12b-1 service fee percentages are calculated from different amounts, and therefore may not equal the total Selling Firm compensation percentages if combined using simple addition.

(4) Underwriter retains the balance.

(5) See "Initial Sales Charge on Class A Shares" for discussion on how to qualify for a reduced sales charge. John Hancock Funds may take recent redemptions into account in determining if an investment qualifies as a new investment

CDSC revenues collected by John Hancock Funds may be used to pay Selling Firm commissions when there is no initial sales charge.

NET ASSET VALUE

For purposes of calculating the net asset value (NAV) of the Fund's shares, the following procedures are utilized wherever applicable.

Debt investment securities are valued on the basis of valuations furnished by a principal market- maker or a pricing service, both of which generally utilize electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities without exclusive reliance upon quoted prices.

Equity securities traded on a principal exchange are generally valued at last sale price on the day of valuation or in the case of securities traded on NASDAQ, the NASDAQ official closing price. Securities in the aforementioned category for which no sales are reported and other securities traded over-the-counter are generally valued at the last available bid price.

Short-term debt investments which have a remaining maturity of 60 days or less are generally valued at amortized cost which approximates market value. If market quotations are not readily available or if in the opinion of the Adviser any quotation or price is not representative of market value, the fair value of the security may be determined in good faith in accordance with procedures approved by the Trustees.

Foreign securities are valued on the basis of quotations from the primary market in which they are traded. Any assets or liabilities expressed in terms of foreign currencies are translated into U.S. dollars by the custodian bank based on London currency exchange quotations as of 4:00 p.m., London time (11:00 a.m., New York time) on the date of a determination of the Fund's NAV. If quotations are not readily available, or the value has been materially affected by the events occurring after the closing of a foreign market, assets are valued by a method that the Trustees believe accurately reflects fair value.

The NAV of each Fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern
Time) by dividing a class's net assets by the number of its shares outstanding. On any day an international market is closed and the New York Stock Exchange is open, any foreign securities will be valued at the prior day's close with the current day's exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which the Fund's NAV is not calculated. Consequently, the Fund's portfolio securities may trade and the NAV of the Fund's redeemable securities may be significantly affected on days when a shareholder has no access to the Fund.

INITIAL SALES CHARGE ON CLASS A SHARES

Shares of the Fund are offered at a price equal to their net asset value plus a sales charge which, at the option of the purchaser, may be imposed either at the time of purchase ("initial sales charge") or on a contingent deferred basis ("contingent deferred sales charge" or "CDSC"). The fund no longer issues share certificates. Shares are electronically recorded. The Trustees reserve the right to change or waive the Fund's minimum investment requirements and to reject any order to purchase shares (including purchase by exchange) when in the judgment of the Adviser such rejection is in the Fund's best interest.

The sales charges applicable to purchases of Class A shares of the Fund are described in the Prospectus. Methods of obtaining reduced sales charges referred to generally in the Prospectus are described in detail below. In calculating the sales charge applicable to current purchases of Class A shares of the Fund, the investor is entitled to accumulate current purchases with the current offering price of the Class A, Class B, Class C, Class I, or Class R shares of the John Hancock mutual funds owned by the investor (see "Accumulation Privilege" below).

In order to receive the reduced sales charge, the investor must notify his/her financial adviser and/or the financial adviser must notify John Hancock Signature Services, Inc. ("Signature Services") at the time of purchase of the Class A shares, about any other John Hancock mutual funds owned by the investor, the investor's spouse and their children under the age of 21 (see "Combination Privilege" below). This includes investments held in a retirement account, an employee benefit plan or at a broker or financial adviser other than the one handling your current purchase. John Hancock will credit the combined value, at the current offering price, of all eligible accounts to determine whether you qualify for a reduced sales charge on your current purchase.

Without Sales Charges. Class A shares may be offered without a front-end sales charge or contingent deferred sales charge ("CDSC") to various individuals and institutions as follows:

o A Trustee or officer of the Trust; a Director or officer of the Adviser and its affiliates, subadviser or Selling Firms; employees or sales representatives of any of the foregoing; retired officers, employees or Directors of any of the foregoing; a member of the Immediate Family (spouse, child, grandparent, grandchild, parent, sibling, mother-in-law, father-in-law, daughter-in-law, son-in-law, niece, nephew and same sex domestic partner; "Immediate Family") of any of the foregoing; or any fund, pension, profit sharing or other benefit plan for the individuals described above.

o A broker, dealer, financial planner, consultant or registered investment advisor that has entered into a signed agreement with John Hancock Funds providing specifically for the use of Fund shares in fee-based investment products or services made available to their clients.

o A former participant in an employee benefit plan with John Hancock funds, when he or she withdraws from his or her plan and transfers any or all of his or her plan distributions directly to the Fund.

o A member of a class action lawsuit against insurance companies who is investing settlement proceeds.

o Certain retirement plans participating in Merrill Lynch servicing programs offered in Class A shares, including transferee recording arrangements, Merrill Lynch Connect Arrangements and third party administrator recordkeeping arrangements. See your Merrill Lynch Financial Consultant for further information.

o Retirement plans investing through the PruArray Program sponsored by a Prudential Financial company.

o Pension plans transferring assets from a John Hancock variable annuity contract to the Fund pursuant to an exemptive application approved by the Securities and Exchange Commission.

o Participants in certain 529 Plans that have a signed agreement with John Hancock Funds. No CDSC will be due for redemptions on plan purchases made at NAV with no finder's fee. However, if a plan had a finder's fee or commission, and the entire plan redeemed within 12 months of the first investment in the plan, a CDSC would be due.

o Participant directed retirement plans with at least 100 eligible employees at the inception of the Fund account. Each of these employees may purchase Class A shares with no initial sales charge, if the plan sponsor notifies Signature Services of the number of employees at the time the account is established. However, if the shares are redeemed within 12 months of the inception of the plan, a CDSC will be imposed at the following rate:

     Amount Invested                                      CDSC Rate
     ---------------                                      ---------

     First $1 to $4,999,999                               1.00%
     Next $1-$5 million above that                        0.50%
     Next $1 or more above that                           0.25%

As of July 15, 2004, no Class C investors pay a front-end sales charge.

Class A shares may also be purchased without an initial sales charge in connection with certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

With Reduced Sales Charges

Combination Privilege. For all shareholders in calculating the sales charge applicable to purchases of Class A shares made at one time, the purchases will be combined to reduce sales charges if made by (a) an individual, his or her spouse and their children under the age of 21, purchasing securities for his or their own account, (b) a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account and (c) groups which qualify for the Group Investment Program (see below). Qualified and non-qualified retirement plan investments can be combined to take advantage of this privilege. Further information about combined purchases, including certain restrictions on combined group purchases, is available from Signature Services or a Selling Firm's representative.

Accumulation Privilege. Class A investors may also reduce their Class A sales charge by taking into account not only the amount being invested but also the current offering price of all the Class A, Class B, Class C, Class I and Class R shares of all John Hancock funds already held by such person. However, Class A shares of John Hancock money market funds will only be eligible for the accumulation privilege if the investor has previously paid a sales charge on the amount of those shares. To receive a reduced sales charge, the investor must tell his/her financial adviser or

Signature Services at the time of the purchase about any other John Hancock mutual funds held by that investor or his/her Immediate Family.

Group Investment Program. Under the Combination and Accumulation Privileges, all members of a group may combine their individual purchases of Class A shares to potentially qualify for breakpoints in the sales charge schedule. This feature is provided to any group which (1) has been in existence for more than six months, (2) has a legitimate purpose other than the purchase of mutual fund shares at a discount for its members, (3) utilizes salary deduction or similar group methods of payment, and (4) agrees to allow sales materials of the fund in its mailings to members at a reduced or no cost to John Hancock Funds.

Letter of Intention. Reduced Class A sales charges under the Accumulation Privilege are also applicable to investments made pursuant to a Letter of Intention (the "LOI"), which should be read carefully prior to its execution by an investor. The Fund offers two options regarding the specified period for making investments under the LOI. All investors have the option of making their investments over a period of thirteen (13) months. Investors who are using the Fund as a funding medium for a retirement plan, however, may opt to make the necessary investments called for by the LOI over a forty-eight (48) month period. These retirement plans include traditional, Roth IRAs and Coverdell ESAs, SEP, SARSEP, 401(k), 403(b) (including TSAs), SIMPLE IRA, SIMPLE 401(k), Money Purchase Pension, Profit Sharing and Section 457 plans. An individual's non-qualified and qualified retirement plan investments can be combined to satisfy the LOI (either 13 or 48 months). Since some retirement plans are held in an omnibus account, an investor wishing to count retirement plan holdings towards a Class A purchase must notify Signature Services of these holdings. Such an investment (including accumulations, combinations and reinvested dividends) must aggregate $50,000 or more during the specified period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to Signature Services. The sales charge applicable to all amounts invested under the LOI is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made within the specified period (either 13 or 48 months) the sales charge applicable will not be higher than that which would have applied (including accumulations and combinations) had the LOI been for the amount actually invested.

The LOI authorizes Signature Services to hold in escrow sufficient Class A shares (approximately 5% of the aggregate) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the specified period, at which time the escrowed Class A shares will be released. If the total investment specified in the LOI is not completed, the Class A shares held in escrow may be redeemed and the proceeds used as required to pay such sales charge as may be due. By signing the LOI, the investor authorizes Signature Services to act as his or her attorney-in-fact to redeem any escrowed Class A shares and adjust the sales charge, if necessary. A LOI does not constitute a binding commitment by an investor to purchase, or by the Fund to sell, any additional Class A shares and may be terminated at any time.

DEFERRED SALES CHARGE ON CLASS B AND CLASS C SHARES

Investments in Class B and Class C shares are purchased at net asset value per share without the imposition of an initial sales charge so that the Fund will receive the full amount of the purchase payment.

Contingent Deferred Sales Charge. Class B and Class C shares which are redeemed within six years or one year of purchase, respectively, will be subject to a contingent deferred sales charge ("CDSC") at the rates set forth in the Prospectus as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class B or Class C shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase prices or on shares derived from reinvestment of dividends or capital gains distributions.

Class B shares are not available to retirement plans that had more than 100 eligible employees at the inception of the Fund account. You must notify Signature Services of the number of eligible employees at the time your account is established.

The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchases of both Class B and Class C shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the six-year CDSC redemption period for Class B or one year CDSC redemption period for Class C, or those you acquired through dividend and capital gain reinvestment, and next from the shares you have held the longest during the six-year period for Class B shares. For this purpose, the amount of any increase in a share's value above its initial purchase price is not subject to a CDSC. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price.

When requesting a redemption for a specific dollar amount, please indicate if you require the proceeds to equal the dollar amount requested. If not indicated, only the specified dollar amount will be redeemed from your account and the proceeds will be less any applicable CDSC.

Example:

You have purchased 100 Class B shares at $10 per share. The second year after your purchase, your investment's net asset value per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 shares at this time your CDSC will be calculated as follows:

     o Proceeds of 50 shares redeemed at $12 per shares (50 x 12)       $600.00
     o *Minus Appreciation ($12 - $10) x 100 shares                     (200.00)
     o Minus proceeds of 10 shares not subject to CDSC
       (dividend reinvestment)                                          (120.00)
                                                                        -------
     o Amount subject to CDSC                                           $280.00

     *The appreciation is based on all 100 shares in the account not just the shares being redeemed.

Proceeds from the CDSC are paid to John Hancock Funds and are used in whole or in part by John Hancock Funds to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to select Selling Firms for selling Class B and Class C shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of the purchase.

Waiver of Contingent Deferred Sales Charge. The CDSC will be waived on redemptions of Class B and Class C shares and Class A shares that are subject to a CDSC, unless indicated otherwise, in the circumstances defined below:

For all account types:

* Redemptions made pursuant to the Fund's right to liquidate your account if you own shares worth less than $1,000.

* Redemptions made under certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

* Redemptions due to death or disability. (Does not apply to trust accounts unless trust is being dissolved.)

* Redemptions made under the Reinstatement Privilege, as described in "Sales Charge Reductions and Waivers" of the Prospectus.

* Redemptions of Class B and Class C shares made under a periodic withdrawal plan or redemptions for fees charged by planners or advisors for advisory services, as long as your annual redemptions do not exceed 12% of your account value, including reinvested dividends, at the time you established your periodic withdrawal plan and 12% of the value of subsequent investments (less redemptions) in that account at the time you notify Signature Services. (Please note, this waiver does not apply to periodic withdrawal plan redemptions of Class A shares that are subject to a CDSC.)

* Certain retirement plans participating in Merrill Lynch servicing programs offered in Class A, Class B and Class C shares, including transferee recording arrangements, Merrill Lynch Connect Arrangements and third party administrator recordkeeping arrangements. See your Merrill Lynch Financial Consultant for further information.

* Redemptions of Class A shares by retirement plans that invested through the PruArray Program sponsored by a Prudential Financial company.

* Redemptions of Class A shares made after one year from the inception date of a retirement plan at John Hancock.

For Retirement Accounts (such as traditional, Roth IRAs and Coverdell ESAs, SIMPLE IRAs, SIMPLE 401(k), Rollover IRA, TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and other plans as described in the Internal Revenue Code) unless otherwise noted.

* Redemptions made to effect mandatory or life expectancy distributions under the Internal Revenue Code. (Waiver based on required minimum distribution calculations for John Hancock Mutual Fund IRA assets only.)

*    Returns of excess contributions made to these plans.

* Redemptions made to effect certain distributions, as outlined in the chart on the following page, to participants or beneficiaries from employer sponsored retirement plans under sections 401(a) (such as Money Purchase Pension Plans and Profit Sharing Plan/401(k) Plans), 403(b), 457 and 408 (SEPs and SIMPLE IRAs) of the Internal Revenue Code.

Please see matrix for some examples.

---------------------------------------------------------------------------------------------------------------
Type of                 401 (a) Plan       403 (b)          457              IRA, IRA          Non-retirement
Distribution            (401 (k), MPP,                                       Rollover
                        PSP) 457 & 408
                        (SEPs & Simple
                        IRAs)
---------------------------------------------------------------------------------------------------------------
Death or Disability     Waived             Waived           Waived           Waived            Waived
---------------------------------------------------------------------------------------------------------------
Over 70 1/2             Waived             Waived           Waived           Waived for        12% of account
                                                                             required          value annually
                                                                             minimum           in periodic
                                                                             distributions*    payments
                                                                             or 12% of
                                                                             account value
                                                                             annually in
                                                                             periodic
                                                                             payments.
---------------------------------------------------------------------------------------------------------------
Between 59 1/2          Waived             Waived           Waived           Waived for Life   12% of account
and 70 1/2                                                                   Expectancy or     value annually
                                                                             12% of account    in periodic
                                                                             value annually    payments
                                                                             in periodic
                                                                             payments.
---------------------------------------------------------------------------------------------------------------
Under 59 1/2            Waived for         Waived for       Waived for       Waived for        12% of account
(Class B and Class C    annuity payments   annuity          annuity          annuity           value annually
only)                   (72t) or 12% of    payments (72t)   payments (72t)   payments (72t)    in periodic
                        account value      or 12% of        or 12% of        or 12% of         payments
                        annually in        account value    account value    account value
                        periodic           annually in      annually in      annually in
                        payments.          periodic         periodic         periodic
                                           payments.        payments.        payments.
---------------------------------------------------------------------------------------------------------------
Loans                   Waived             Waived           N/A              N/A               N/A
---------------------------------------------------------------------------------------------------------------
Termination of Plan     Not Waived         Not Waived       Not Waived       Not Waived        N/A
---------------------------------------------------------------------------------------------------------------
Hardships               Waived             Waived           Waived           N/A               N/A
---------------------------------------------------------------------------------------------------------------
Qualified Domestic      Waived             Waived           Waived           N/A               N/A
Relations Orders
---------------------------------------------------------------------------------------------------------------
Termination of          Waived             Waived           Waived           N/A               N/A
Employment Before
Normal Retirement Age
---------------------------------------------------------------------------------------------------------------
Return of Excess        Waived             Waived           Waived           Waived            N/A
---------------------------------------------------------------------------------------------------------------

*Required minimum distributions based on John Hancock Mutual Fund IRA assets only.

If you qualify for a CDSC waiver under one of these situations, you must notify Signature Services at the time you make your redemption. The waiver will be granted once Signature Services has confirmed that you are entitled to the waiver.

SPECIAL REDEMPTIONS

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Trustees. When the shareholder sells portfolio securities received in this fashion, the shareholders will incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Fund has, however, elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the Fund must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of such period.

ADDITIONAL SERVICES AND PROGRAMS

Exchange Privilege. The Fund permits exchanges of shares of any class of a fund for shares of the same class in any other John Hancock fund offering that class.


Exchanges between funds are based on their respective net asset values. No sales charge is imposed, except on exchanges of Class A shares from Money Market Fund or U.S. Government Cash Reserve Fund to another John Hancock fund, if a sales charge has not previously been paid on those shares. However, the shares acquired in an exchange will be subject to the CDSC schedule of the shares acquired if and when such shares are redeemed. For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in an exchange.


If a retirement plan exchanges the plan's Class A account in its entirety from the Fund to a non-John Hancock investment, the one-year CDSC applies.

The Fund reserves the right to require that previously exchanged shares (and reinvested dividends) be in the Fund for 90 days before a shareholder is permitted a new exchange.

The Fund does not permit market timing or other excessive trading practices which may disrupt portfolio management strategies and increase fund expenses. To protect the interests of other investors in the Fund, the Fund may cancel the exchange privileges (or reject any exchange or purchase orders) of any parties who, in the opinion of the Fund, are engaging in market timing. For these purposes, the Fund may consider an investor's trading history in the Fund or other John Hancock funds, and accounts under common ownership or control. The Fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders.

An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for Federal Income Tax purposes. An exchange may result in a taxable gain or loss. See "TAX STATUS".

Systematic Withdrawal Plan. The Fund permits the establishment of a Systematic Withdrawal Plan. Payments under this plan represent proceeds arising from the redemption of Fund shares which may result in realization of gain or loss for purposes of Federal, state and local income taxes. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional shares of the Fund could be disadvantageous to a shareholder because of the initial sales charge payable on such purchases of Class A shares and the CDSC imposed on redemptions of Class B and Class C shares and because redemptions are taxable events. Therefore, a shareholder should not purchase shares at the same time a Systematic Withdrawal Plan is in effect. The Fund reserves the right to modify or discontinue the Systematic Withdrawal Plan of any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to Signature Services.

Monthly Automatic Accumulation Program ("MAAP"). The program is explained in the Prospectus. The program, as it relates to automatic investment checks, is subject to the following conditions:

The investments will be drawn on or about the day of the month indicated.

The privilege of making investments through the MAAP may be revoked by Signature Services without prior notice if any investment is not honored by the shareholder's bank. The bank shall be under no obligation to notify the shareholder as to the non-payment of any checks.

The program may be discontinued by the shareholder either by calling Signature Services or upon written notice to Signature Services which is received at least five (5) business days prior to the order date of any investment.

Reinstatement or Reinvestment Privilege. If Signature Services is notified prior to reinvestment, a shareholder who has redeemed Fund shares may, within 120 days after the date of redemption, reinvest without payment of a sales charge any part of the redemption proceeds in shares of the same class of the Fund or another John Hancock fund, subject to the minimum investment limit in that fund. The proceeds from the redemption of Class A shares may be reinvested at net asset value without paying a sales charge in Class A shares of the Fund or in Class A shares of any John Hancock fund. If a CDSC was paid upon a redemption, a shareholder may reinvest the proceeds from this redemption at net asset value in additional shares of the class from which the redemption was made. The shareholder's account will be credited with the amount of any CDSC charged upon the prior redemption and the new shares will continue to be subject to the CDSC. The holding period of the shares acquired through reinvestment will, for purposes of computing the CDSC payable upon a subsequent redemption, include the holding period of the redeemed shares.

The Fund may refuse any reinvestment request and may change or cancel its reinvestment policies at any time.

A redemption or exchange of Fund shares is a taxable transaction for Federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of Fund shares will be treated for tax purposes as described under the caption "TAX STATUS."

Retirement plans participating in Merrill Lynch's servicing programs:

Class A shares are available at net asset value for Merrill Lynch retirement plans, including transferee recording arrangements, Merrill Lynch Connect Arrangements and third party administrator recordkeeping arrangements. See Merrill Lynch Financial Consultant for further information.

For participating retirement plans investing in Class B shares, shares will convert to Class A shares after eight years, or sooner if the plan attains assets of $5 million (by means of a CDSC-free redemption/purchase at net asset value).

PURCHASES AND REDEMPTIONS THROUGH THIRD PARTIES

Shares of the Fund may be purchased or redeemed through certain Selling Firms. Selling Firms may charge the investor additional fees for their services. The Fund will be deemed to have received a purchase or redemption order when an authorized Selling Firm, or if applicable, a Selling Firm's authorized designee, receives the order. Orders may be processed at the NAV next calculated after the Selling Firm receives the order. The Selling Firm must segregate any orders it receives after the close of regular trading on the New York Stock Exchange and transmit those orders to the Fund for execution at NAV next determined. Some Selling Firms that maintain network/omnibus/nominee accounts with the Fund for their clients charge an annual fee on the average net assets held in such accounts for accounting, servicing, and distribution services they provide with respect to the underlying Fund shares. This fee is paid by the Adviser, the Fund and/or John Hancock Funds, LLC (the Fund's principal distributor).

DESCRIPTION OF THE FUND'S SHARES

The Trustees of the Trust are responsible for the management and supervision of the Fund. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series and classes, without further action by shareholders. As of the date of this Statement of Additional Information, the Trustees have authorized shares of the Fund and three other series. Additional series may be added in the future. The Trustees have also authorized the issuance of three classes of shares of the Fund, designated as Class A, Class B and Class C.

The shares of each class of the Fund represent an equal proportionate interest in the aggregate net assets attributable to that class of the Fund. Holders of each class of shares have certain exclusive voting rights on matters relating to their respective distribution plans. The different classes of the Fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the facts that (i) the distribution and service fees relating to each class of shares will be borne exclusively by that class, (ii) Class B and Class C shares will pay higher distribution and service fees than Class A shares and
(iii) each class of shares will bear any other class expenses properly allocable to that class of shares, subject to the conditions the Internal Revenue Service imposes with respect to the multiple-class structures. Similarly, the net asset value per share may vary depending on which class of shares are purchased. No interest will be paid on uncashed dividend or redemption checks.

In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of the Fund available for distribution to these shareholders. Shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable, except as set forth below.

Unless otherwise required by the Investment Company Act or the Declaration of Trust, the Fund has no intention of holding annual meetings of shareholders. Fund shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of the Fund. However, the Fund's Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of the Fund. The Declaration of Trust also provides for indemnification out of the Fund's assets for all losses and expenses of any shareholder held personally liable for reason of being or having been a shareholder. The Declaration of Trust also provides that no series of the Trust shall be liable for the liabilities of any other series. Furthermore, no fund included in this Fund's prospectus shall be liable for the liabilities of any other John Hancock Fund. Liability is therefore limited to circumstances in which the Fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote.

The Fund reserves the right to reject any application which conflicts with the Fund's internal policies or the policies of any regulatory authority. John Hancock Funds does not accept starter, credit card or third party checks. All checks returned by the post office as undeliverable will be reinvested at net asset value in the fund or funds from which a redemption was made or dividend paid. Information provided on the account application may be used by the Fund to verify the accuracy of the information or for background or financial history purposes. A joint account will be administered as a joint tenancy with right of survivorship, unless the joint owners notify Signature Services of a different intent. A shareholder's account is governed by the laws of The Commonwealth of Massachusetts. For telephone transactions, the transfer agent will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, the transfer agent is not responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Selling activities for the Fund may not take place outside the U.S. except with U.S. military bases, APO addresses and U.S. diplomats. Selling Firms of record on Non-U.S. investors' accounts with foreign mailing addresses are required to certify that all sales activities have occurred, and in the future will occur, only in the U.S. A foreign corporation may purchase shares of the Fund only if it has a U.S. mailing address.

TAX STATUS

The Fund, is treated as a separate entity for accounting and tax purposes, has qualified and elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to continue to qualify for each taxable year. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions and the diversification of its assets, the Fund will not be subject to Federal income tax on its taxable income (including net realized capital gains) which is distributed to shareholders in accordance with the timing requirements of the Code.

The Fund will be subject to a 4% nondeductible Federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Fund intends under normal circumstances to seek to avoid or minimize liability for such tax by satisfying such distributions requirements.

Distribution from the Fund's current or accumulated earnings and profits ("E&P") will be taxable under the Code for investors who are subject to tax. If these distributions are paid from the Fund's "investment company taxable income," they will be taxable as ordinary income; and if they are paid from the Fund's "net capital gain" they will be taxable as capital gain. (Net capital gain is the excess (if any) of net long-term capital gain over net short-term capital loss, and investment company taxable income is all taxable income and capital gains, other than net capital gain, after reduction by deductible expenses). Some distributions may be paid in January but may be taxable to shareholders as if they had been received on December 31 of the previous year. The tax treatment described above will apply without regard to whether distributions are received in cash or reinvested in additional shares of the Fund.

Distributions, if any, in excess of E&P will constitute a return of capital under the Code, which will first reduce an investor's federal tax basis in Fund shares and then, to the extent such basis is exceeded, will generally give rise to capital gains. Shareholders who have chosen automatic reinvestment of their distributions will have a federal tax basis in each share received pursuant to such a reinvestment equal to the amount of cash they would have received had they elected to receive the distribution in cash, divided by the number of shares received in the reinvestment.

The Fund may be subject to withholding and other taxes imposed by foreign countries with respect to their investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Because more than 50% of the Fund's assets at the close of any taxable year will not consist of stocks or securities of foreign corporations, the Fund will be unable to pass such taxes through to shareholders (as additional income) along with a corresponding entitlement to a foreign tax credit or deduction. The Fund will deduct the foreign taxes it pays in determining the amount it has available for distribution to shareholders.

If the Fund invests in stock or ADRs representing stock (including an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gain) or hold at least 50% of their asset in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to Federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. An election may be available to ameliorate these adverse tax consequences, but could require the Fund to recognize taxable income or gain without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. The Fund may limit and/or manage its holdings in passive foreign investment companies or make an available election to minimize its tax liability or maximize its return for these investments.

Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain foreign currency options, foreign currencies, or payables or receivables denominated in foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Transactions in foreign currencies that are not directly related to the Fund's investment in stock or securities, including speculative currency positions could under future Treasury regulations produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its gross income from each taxable year. If the net foreign exchange loss for a year treated as ordinary loss under Section 988 were to exceed the Fund's investment company taxable income computed without regard to such loss the resulting overall ordinary loss for such year would not be deductible by the Fund or its shareholders in future years.

Certain options, futures, and forward foreign currency contracts undertaken by the Fund could cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and affect the character as long-term or short-term (or, in the case of foreign currency contracts, as ordinary income or loss) and timing of some capital gains and losses realized by the Fund. Additionally, the Fund may be required to recognize gain, but not loss, if an option, short sales or other transaction is treated as a constructive sale of an appreciated financial position in the Fund's portfolio. Also, certain of the Fund's losses on its transactions involving options, futures or forward contracts and/or offsetting or successor portfolio positions may be deferred rather than being taken into account currently in calculating the Fund's taxable income or gains. Certain of such transactions may also cause the Fund to dispose of investments sooner than would otherwise have occurred. These transactions may therefore affect the amount, timing and character of the Fund's distributions to shareholders. The Fund will take into account the special tax rules (including consideration of available elections) applicable to options, futures and forward contracts in order to seek to minimize any potential adverse tax consequences.

The amount of the Fund's net realized capital gains, if any, in any given year will vary depending upon the Adviser's current investment strategy and whether the Adviser believes it to be in the best interest of the Fund to dispose of portfolio securities and/or engage in options transactions that will generate capital gains. At the time of an investor's purchase of Fund shares, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions on those shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

Upon a redemption or other disposition of shares of the Fund (including by exercise of the exchange privilege) that in a transaction is treated as a sale for tax purposes, a shareholder will ordinarily realize a taxable gain or loss depending upon the amount of the proceeds and the investor's basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. A sales charge paid in purchasing shares of the Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of the Fund or another John Hancock fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. This disregarded charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Also, any loss realized on a redemption or exchange may be disallowed to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion.

Although its present intention is to distribute, at least annually, all net capital gain, if any, the Fund reserves the right to retain and reinvest all or any portion of the excess, as computed for Federal income tax purposes, of net long-term capital gain over net short-term capital loss in any year. The Fund will not in any event distribute net capital gain realized in any year to the extent that a capital loss is carried forward from prior years against such gain. To the extent such excess was retained and not exhausted by the carry forward of prior years' capital losses, it would be subject to Federal income tax in the hands of the Fund. Upon proper designation of this amount by the Fund, each shareholder would be treated for Federal income tax purposes as if the Fund had distributed to him on the last day of its taxable year his pro rata share of such excess, and he had paid his pro rata share of the taxes paid by the Fund and reinvested the remainder in the Fund. Accordingly, each shareholder would (a) include his pro rata share of such excess as long-term capital gain in his return for his taxable year in which the last day of the Fund's taxable year falls, (b) be entitled either to a tax credit on his return for, or to a refund of, his pro rata share of the taxes paid by the Fund, and (c) be entitled to increase the adjusted tax basis for his shares in the Fund by the difference between his pro rata share of such excess and his pro rata share of such taxes.

For Federal income tax purposes, the Fund is permitted to carry forward a net realized capital loss in any year to offset net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in Federal income tax liability to the Fund and, as noted above, would not be distributed as such to shareholders. The Fund has a $271,450,368 capital loss carryforward available, to the extent provided by regulations, to offset future net capital gains. The Fund's carryforwards expire as follows: $216,254,383 on October 31, 2009 and $55,195,985 on October 31, 2010.

If the Fund should have dividend income that qualifies as Qualified Dividend Income, as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003, the maximum amount allowable will be designated by the Fund. This amount will be reflected on Form 1099-DIV for the current calendar year.

If the Fund should have dividend income that qualifies for the dividends-received deduction for corporations, it will be subject to the limitations applicable under the Code. The qualifying portion is limited to properly designated distributions attributed to dividend income (if any) the Fund receives from certain stock in U.S. domestic corporations and the deduction is subject to holding period requirements and debt-financing limitations under the Code.

Investment in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Fund, in the event it acquires or holds any such obligations, in order to reduce the risk of distributing insufficient income to preserve its status as a regulated investment company and seeks to avoid becoming subject to Federal income or excise tax.

For purposes of the dividends-received deduction available to corporations, dividends received by the Fund, if any, from U.S. domestic corporations in respect of the stock of such corporations held by the Fund, for U.S. Federal income tax purposes, for at least 46 days (91 days in the case of certain preferred stock) during a prescribed period extending before and after each such dividend and distributed and properly designated by the Fund may be treated as qualifying dividends. Corporate shareholders must meet the holding period requirements stated above with respect to their shares of the Fund for each dividend in order to qualify for the deduction and, if they have any debt that is deemed under the Code directly attributable to such shares, may be denied a portion of the dividends received deduction. The entire qualifying dividend, including the otherwise deductible amount, will be included in determining the excess (if any) of a corporate shareholder's adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its basis in its shares may be reduced, for Federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares, and, to the extend such basis would be reduced below zero, that current recognition of income would be required.

The Fund is required to accrue income on any debt securities that have more than a de minimis amount of original issue discount (or debt securities acquired at a market discount, if the Fund elects to include market discount in income currently) prior to the receipt of the corresponding cash payments. The mark to market or constructive sale rules applicable to certain options, futures, forwards, short sales or other transactions may also require the Fund to recognize income or gain without a concurrent receipt of cash. Additionally, some countries restrict repatriation which may make it difficult or impossible for the Fund to obtain cash corresponding to its earnings or assets in those countries. However, the Fund must distribute to shareholders for each taxable year substantially all of its net income and net capital gains, including such income or gain, to qualify as a regulated investment company and avoid liability for any federal income or excise tax. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may borrow cash, to satisfy these distribution requirements.

A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) the Fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The Fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although it may in its sole discretion provide relevant information to shareholders.

The Fund will be required to report to the Internal Revenue Service (the "IRS") all taxable distributions to shareholders, as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the Fund with their correct taxpayer identification number and certain certifications required by the IRS or if the IRS or a broker notifies the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. The Fund may refuse to accept an application that does not contain any required taxpayer identification number nor certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability. Investors should consult their tax advisers about the applicability of the backup withholding provisions.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

The foregoing discussion relates solely to Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain types of investors, such as tax-exempt entities, insurance companies and financial institutions. Dividends, capital gain distributions and ownership of or gains realized on the redemption (including an exchange) of shares of the Fund may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Fund in their particular circumstances.

Non-U.S. investors not engaged in a U.S. trade or business with which their investment in the Fund is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to non-resident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8, Form W-8BEN or other authorized withholding certificate is on file and to backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Fund.

The Fund is not subject to Massachusetts corporate excise or franchise taxes. The Fund anticipates that, provided that the Fund qualifies as a regulated investment company under the Code, it will also not be required to pay any Massachusetts income tax.

CALCULATION OF PERFORMANCE

As of October 31, 2003, the average annual total returns for Class A shares of the Fund for the one, five and ten year periods were 11.32%, -11.78% and -0.52%, respectively.

As of October 31, 2003, the average annual total returns before taxes for Class B shares of the Fund for the one and five year periods and since the commencement of operations on January 3, 1994, were 11.42%, -11.75% and -0.34%, respectively.

As of October 31, 2003, the average annual total returns before taxes for Class C shares of the Fund for the one year and five year periods and since the commencement of operations on June 1, 1998 were 15.29%, -11.49% and -10.70%, respectively. The average annual total returns for Class C have been adjusted to reflect the elimination of the front-end sales charge that became effective July 15, 2004.

The average annual total return before taxes is computed by finding the average annual compounded rate of return over the 1-year, 5-year and 10-year periods, or the period since the commencement of operations, that would equate the initial amount invested to the ending redeemable value according to the following formula:

      n
P(1+T)  = ERV

Where:
     P =       a hypothetical initial payment of $1,000.
     T =       average annual total return.
     n =       number of years.
   ERV =       ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-year, 5-year, and 10-year periods (or fractional portion).

The Fund discloses average annual total returns after taxes for Class A shares for the one, five and 10 year periods ended December 31, 2003 in the prospectus. After tax returns are computed using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

The average annual total return (after taxes on distributions) is computed by finding the average annual compounded rate of return over the 1-year, 5-year and 10-year periods, or the period since the commencement of operations, that would equate the initial amount invested to the ending redeemable value according to the following formula:

      n
P(1+T)  = ATV
             D

Where:
     P =       a hypothetical initial payment of $1,000
     T =       average annual total return (after taxes on distributions)
     n =       number of years
   ATV =       ending value of a hypothetical $1,000 payment made at the
      D        beginning of the 1-year, 5-year or 10-year periods (or fractional portion) after taxes on fund distributions but not after taxes on redemption.

The average annual total return (after taxes on distributions and redemption) is computed by finding the average annual compounded rate of return over the 1-year, 5-year, and 10-year periods, or the period since the commencement of operations, that would equate the initial amount invested to the ending redeemable value according to the following formula:

      n
P(1+T)  = ATV
             DR

Where:
     P =       a hypothetical initial payment of $1,000
     T =       average annual total return (after taxes on distributions and redemption)
     n =       number of years
   ATV =       ending value of a hypothetical $1,000 payment made at the
      DR       beginning of the 1-year, 5-year or 10-year periods (or fractional portion) after taxes on fund distributions and redemption.

Because each class has its own sales charge and fee structure, the classes have different performance results. In the case of each class, these calculations assume the maximum sales charge is included in the initial investment or the CDSC is applied at the end of the period. These calculations assume that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period. The "distribution rate" is determined by annualizing the result of dividing the declared dividends of the Fund during the period stated by the maximum offering price or net asset value at the end of the period. Excluding the Fund's sales charge from the distribution rate produces a higher rate.

In addition to average annual total returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments and/or a series of redemptions over any time period. Total returns may be quoted with or without taking the Fund's sales charge on Class A shares or the CDSC on Class B or Class C shares into account. Excluding the Fund's sales charge on Class A shares and the CDSC on Class B or Class C shares from a total return calculation produces a higher total return figure.

The Fund may advertise yield, where appropriate. The Fund's yield is computed by dividing net investment income per share determined for a 30-day period by the maximum offering price per share (which includes the full sales charge) on the last day of the period, according to the following standard formula:

                                         a-b    6
                             Yield = 2([(---)+1] -1)
                                          cd

Where:

     a =       dividends and interest earned during the period.
     b =       net expenses accrued during the period.
     c =       the average daily number of fund shares outstanding during the period that would be entitled to receive dividends.
     d =       the maximum offering price per share on the last day of the period (NAV where applicable).

From time to time, in reports and promotional literature, the Fund's total return will be compared to indices of mutual funds such as Lipper Analytical Services, Inc.'s "Lipper - Mutual Fund Performance Analysis," a monthly publication which tracks net assets, total return and yield on mutual funds in the United States. Ibottson and Associates, CDA Weisenberger and F.C. Towers are also used for comparison purposes, as well as the Russell and Wilshire Indices.

Performance rankings and ratings reported periodically in, and excerpts from, national financial publications such as MONEY Magazine, FORBES, BUSINESS WEEK, THE WALL STREET JOURNAL, MICROPAL, INC., MORNINGSTAR, STANGER'S and BARRON'S may also be utilized. The Fund's promotional and sales literature may make reference to the Fund's "beta". Beta is a reflection of the market related risk of the Fund by showing how responsive the Fund is to the market.

The performance of the Fund is not fixed or guaranteed. Performance quotations should not be considered to be representations of performance of the Fund for any period in the future. The performance of the Fund is a function of many factors including its earnings, expenses and number of outstanding shares. Fluctuating market conditions; purchases, sales and maturities of portfolio securities; sales and redemptions of shares of beneficial interest; and changes in operating expenses are all examples of items that can increase or decrease the Fund's performance.

BROKERAGE ALLOCATION

Decisions concerning the purchase and sale of portfolio securities and the allocation of brokerage commissions are made by the Adviser's investment and/or trading personnel. Orders for purchases and sales of securities are placed in a manner, which, in the opinion of such personnel, will offer the best price and market for the execution of each such transaction. The Fund's trading practices and investments are reviewed monthly by the Adviser's Senior Investment Policy Committee which consists of officers of the Adviser and quarterly by the Adviser's Investment Committee which consists of officers and directors of the Adviser and Trustees of the Trust who are interested persons of the Fund.

Purchases from underwriters of portfolio securities may include a commission or commissions paid by the issuer and transactions with dealers serving as market maker reflect a "spread." Investments in debt securities are generally traded on a "net" basis through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable on these transactions. In the U.S. Government securities market, securities are generally traded on a net basis with dealers acting as principal for their own account without a stated commission, although the price of the security usually includes a profit to the dealer. On occasion, certain money market instruments and agency securities may be purchased directly from the issuer, in which case no commissions or premiums are paid. Investments in equity securities are generally traded on exchanges or on over-the-counter markets at fixed commission rates or on a net basis. In other countries, both debt and equity securities are traded on exchanges at fixed commission rates. Commissions on foreign transactions are generally higher than the negotiated commission rates available in the U.S. There is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the U.S.

The Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. The policy governs the selection of brokers and dealers and the market in which a transaction is executed. The Adviser does not consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. To the extent consistent with the foregoing, the Fund will be governed in the selection of brokers and dealers, and the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of the services, including primarily the availability and value of research information and, to a lesser extent, statistical assistance furnished to the Adviser of the Fund.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Fund may pay to a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the Adviser that such price is reasonable in light of the services provided and to such policies as the Trustees may adopt from time to time. For the fiscal year ended October 31, 2003, the Fund paid $228,933 as compensation to brokers for research services such as industry, economic and company reviews and evaluations of securities. "Commissions", as interpreted by the SEC, include fees paid to brokers for trades conducted on an agency basis, and certain mark-ups, mark-downs, commission equivalents and other fees received by dealers in riskless principal transactions placed in the over-the-counter market.

The term "brokerage and research services" includes research services received from broker-dealers which supplement the Adviser's own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indexes and investment accounts; and information concerning prices and ratings of securities. Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research services may also include the providing of electronic communication of trade information and the providing specialized consultations with the Adviser's personnel with respect to computerized systems and data furnished as a component of other research services, the arranging of meetings with management of companies, and the providing of access to consultants who supply research information.

The outside research assistance is useful to the Adviser since the broker-dealers used by the Adviser tend to follow a broader universe of securities and other matters than the Adviser's staff can follow. In addition, the research provides the Adviser with a diverse perspective on financial markets. Research services provided to the Adviser by broker-dealers are available for the benefit of all accounts managed or advised by the Adviser or by its affiliates. Some broker-dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by the Adviser's clients, including the Fund. However, the Fund is not under any obligation to deal with any broker-dealer in the execution of transactions in portfolio securities.

The Adviser believes that the research services are beneficial in supplementing the Adviser's research and analysis and that they improve the quality of the Adviser's investment advice. It is not possible to place a dollar value on information and services to be received from brokers and dealers, since it is only supplementary to the research efforts of the Adviser. The advisory fee paid by the Fund is not reduced because the Adviser receives such services. The receipt of research information is not expected to reduce significantly the expenses of the Adviser. However, to the extent that the Adviser would have purchased research services had they not been provided by broker-dealers, or would have developed comparable information through its own staff, the expenses to the Adviser could be considered to have been reduced accordingly. The research information and statistical assistance furnished by brokers and dealers may benefit the Life Company or other advisory clients of the Adviser, and conversely, brokerage commissions and spreads paid by other advisory clients of the Adviser may result in research information and statistical assistance beneficial to the Fund. The Fund will make no commitment to allocate portfolio transactions upon any prescribed basis.

Broker-dealers may be willing to furnish statistical, research and other factual information or service to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers on behalf of the Fund or the Adviser's other clients.

In effecting portfolio transactions on behalf of the Fund and the Adviser's other clients, the Adviser may from time to time instruct the broker-dealer that executes the transaction to allocate, or "step-out", a portion of the transaction to another broker-dealer. The broker-dealer to which the Adviser "stepped-out" would then settle and complete the designated portion of the transaction. Each broker-dealer would receive a commission or brokerage fee with respect to that portion of the transaction that it settles and completes.

While the Adviser will be primarily responsible for its allocation of the Fund's brokerage business, the policies and practices of the Adviser in this regard must be consistent with the foregoing and at all times be subject to review by the Trustees. For the fiscal years ended October 31, 2001, 2002 and 2003, the Fund paid negotiated brokerage commissions of $999,129, $1,616,943 and $840,176, respectively.

The Adviser may determine target levels of commission business with various brokers on behalf of its clients (including the Fund) over a certain time period. The target levels will be based upon the following factors, among others: (1) the execution services provided by the broker; (2) the research services provided by the broker; and (3) the broker's interest in mutual funds in general and in the Fund and other mutual funds advised by the Adviser in particular. In connection with (3) above, the Fund's trades may be executed directly by dealers that sell shares of the John Hancock funds or by other broker-dealers with which such dealers have clearing arrangements, consistent with obtaining best execution and the Conduct Rules of the National Association of Securities Dealers, Inc. The Adviser will not use a specific formula in connection with any of these considerations to determine the target levels.

Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results, the Fund may execute portfolio transactions with or through brokers affiliated with the Adviser ("Affiliated Brokers"). Affiliated Brokers may act as broker for the Fund on exchange transactions, subject, however, to the general policy of the Fund set forth above and the procedures adopted by the Trustees pursuant to the Investment Company Act. Commissions paid to an Affiliated Broker must be at least as favorable as those which the Trustees believe to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if the Fund would have to pay a commission rate less favorable than the Affiliated Broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers except for accounts for which the Affiliated Broker acts as clearing broker for another brokerage firm, and any customers of the Affiliated Broker not comparable to the Fund as determined by a majority of the Trustees who are not interested persons (as defined in the Investment Company Act) of the Fund, the Adviser, or the Affiliated Broker. Because the Adviser that is affiliated with the Affiliated Broker has, as an investment adviser to the Fund, the obligation to provide investment management services, which includes elements of research and related investment skills such research and related skills will not be used by the Affiliated Broker as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria.

The Adviser's indirect parent, the Life Company, is the indirect sole shareholder of Signator Investors, Inc., a broker-dealer (until January 1, 1999, John Hancock Distributors, Inc.) ("Signator" or an "Affiliated Broker"). The Adviser's indirect parent, Manulife Financial, is the parent of another broker-dealer, Manulife Financial Securities, LLC ("MF Securities" or "Affiliated Broker"). For the fiscal years ended October 31, 2001, 2002 and 2003, the Fund paid no brokerage commissions to any Affiliated Broker.

Other investment advisory clients advised by the Adviser may also invest in the same securities as the Fund. When these clients buy or sell the same securities at substantially the same time, the Adviser may average the transactions as to price and allocate the amount of available investments in a manner which the Adviser believes to be equitable to each client, including the Fund. Because of this, client accounts in a particular style may sometimes not sell or acquire securities as quickly or at the same prices as they might if each were managed and traded individually.

For purchases of equity securities, when a complete order is not filled, a partial allocation will be made to each participating account pro rata based on the order size. For high demand issues (for example, initial public offerings), shares will be allocated pro rata by account size as well as on the basis of account objective, account size ( a small account's allocation may be increased to provide it with a meaningful position), and the account's other holdings. In addition, an account's allocation may be increased if that account's portfolio manager was responsible for generating the investment idea or the portfolio manager intends to buy more shares in the secondary market. For fixed income accounts, generally securities will be allocated when appropriate among accounts based on account size, except if the accounts have different objectives or if an account is too small to get a meaningful allocation. For new issues, when a complete order is not filled, a partial allocation will be made to each account pro rata based on the order size. However, if a partial allocation is too small to be meaningful, it may be reallocated based on such factors as account objectives, strategies, duration benchmarks and credit and sector exposure. For example, value funds will likely not participate in initial public offerings as frequently as growth funds. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the Adviser may aggregate securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain best execution.

TRANSFER AGENT SERVICES

John Hancock Signature Services, Inc., 1 John Hancock Way, Suite 1000, Boston, MA 02217-1000, a wholly owned indirect subsidiary of the Life Company, is the transfer and dividend paying agent for the Fund. The Fund pays Signature Services monthly a fee which is based on an annual rate of $16.00 for each Class A shareholder account and $18.50 for each Class B shareholder account and $17.50 for each Class C shareholder account. The Fund also pays Signature Services monthly a fee which is based on an annual rate of 0.05% of average daily net assets attributable to Class A, Class B and Class C shares. For Class A, B, and C shares, the Fund also pays certain out-of pocket expenses. Expenses for Class A, B and C shares are aggregated and allocated to each class on the basis of their relative net asset values. For shares held of record in omnibus or other group accounts where administration and other shareholder services are provided by the broker or group administrator, the broker or administrator will charge a service fee to the Fund. For such shareholders, Signature Services does not charge its account fee. The Fund pays Signature Services monthly a fee which is based on an annual rate of 0.05% of average daily net assets attributable to Class I shares. For shares held of record in omnibus or other group accounts where administration and other shareholder services are provided by the Selling Firm or group administrator, the Selling Firm or administrator will charge a service fee to the Fund. For such shareholders, Signature Services does not charge its account fee.


CUSTODY OF PORTFOLIO

Portfolio securities of the Fund are held pursuant to a custodian agreement between the Fund and The Bank of New York, One Wall Street, New York, New York 10286. Under the custodian agreement, The Bank of New York is performing custody, Foreign Custody Manager and fund accounting services.

INDEPENDENT AUDITORS

The independent auditors of the Fund are PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110. PricewaterhouseCoopers LLP audits and renders an opinion on the Fund's annual financial statements and reviews the Fund's annual Federal income tax return. Until October 31, 2002, the independent auditors of the Fund were Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts 02116.

FUND SECURITIES

The Fund has a policy for disclosure of its portfolio securities. Information about the securities held by the Fund may not be disclosed except as follows:

On the fifth business day after month-end, certain information is published on www.jhfunds.com, including but not limited to top ten holdings, sector analysis, and investment performance. The complete portfolio is published on www.jhfunds.com each month with a one-month lag (for example, information as of December 31 will be published on February 1). Once published, the portfolio information is available to the public and all categories of investors and potential investors.

More current portfolio information is disclosed (subject always to confidentiality agreements) when necessary for the efficient management of the Fund's portfolio. Parties receiving more current information are: The Fund's proxy voting service; publishers and writers for the Fund's financial reports; risk management and portfolio analysis systems; and rating agencies. No compensation or other consideration is received by the Fund, its adviser or any affiliated party in regard to disclosure.

Exceptions to the above policy must be authorized by the Fund's chief legal officer or chief compliance officer, and are subject to ratification by the Board of Trustees.

APPENDIX A

MORE ABOUT RISK

A fund's risk profile is largely defined by the fund's primary securities and investment practices. You may find the most concise description of the fund's risk profile in the prospectus.

A fund is permitted to utilize -- within limits established by the trustees -- certain other securities and investment practices that have higher risks and opportunities associated with them. To the extent that the Fund utilizes these securities or practices, its overall performance may be affected, either positively or negatively. On the following pages are brief definitions of certain associated risks with them with examples of related securities and investment practices included in brackets. See the "Investment Objective and Policies" and "Investment Restrictions" sections of this Statement of Additional Information for a description of this Fund's investment policies. The Fund follows certain policies that may reduce these risks.

As with any mutual fund, there is no guarantee that the Fund will earn income or show a positive return over any period of time -- days, months or years.

TYPES OF INVESTMENT RISK

Correlation risk The risk that changes in the value of a hedging instrument will not match those of the asset being hedged (hedging is the use of one investment to offset the effects of another investment). Incomplete correlation can result in unanticipated risks. (e.g., short sales, financial futures and options; securities and index options, currency contracts).

Credit risk The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. (e.g., borrowing; reverse repurchase agreements, repurchase agreements, securities lending, non-investment-grade securities, financial futures and options; securities and index options).

Currency risk The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. (e.g., foreign equities, financial futures and options; securities and index options, currency contracts).

Information risk The risk that key information about a security or market is inaccurate or unavailable. (e.g., non-investment-grade securities, foreign equities).

Interest rate risk The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. (e.g., non-investment-grade securities, financial futures and options; securities and index options).

Leverage risk Associated with securities or practices (such as borrowing) that multiply small index or market movements into large changes in value. (e.g., borrowing; reverse repurchase agreements, when-issued securities and forward commitments).

o Hedged When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. (e.g., short sales, financial futures and options securities and index options; currency contracts).

o Speculative To the extent that a derivative is not used as a hedge, the fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost. (e.g., short sales, financial futures and options securities and index options; currency contracts).

o Liquidity risk The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance. (e.g., non-investment-grand securities, short sales, restricted and illiquid securities, financial futures and options securities and index options; currency contracts).

Management risk The risk that a strategy used by a fund's management may fail to produce the intended result. Common to all mutual funds.

Market risk The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Common to all stocks and bonds and the mutual funds that invest in them. (e.g., short sales, short-term trading, when-issued securities and forward commitments, non-investment-grade securities, foreign equities, financial futures and options; securities and index options restricted and illiquid securities).

Natural event risk The risk of losses attributable to natural disasters, crop failures and similar events. (e.g., foreign equities).

Opportunity risk The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments. (e.g., short sales, when-issued securities and forward commitments; financial futures and options; securities and index options, currency contracts).

Political risk The risk of losses attributable to government or political actions, from changes in tax or trade statutes to governmental collapse and war.(e.g., foreign equities).

Valuation risk The risk that a fund has valued certain of its securities at a higher price than it can sell them for. (e.g., non-investment-grade securities, restricted and illiquid securities).

APPENDIX B

Moody's describes its lower ratings for corporate bonds as follows:

Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Bonds which are rated Ca represented obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

S&P describes its lower ratings for corporate bonds as follows:

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Debt rated BB, B, CCC, or CC is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's describes its three highest ratings for commercial paper as follows:

Issuers rated P-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. P-1 repayment capacity will normally be evidenced by the following characteristics: (1) leading market positions in well-established industries; (2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protections; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated P- (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated P-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

S&P describes its three highest ratings for commercial paper as follows:

A-1. This designation indicated that the degree of safety regarding timely payment is very strong.

A-2. Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

A-3. Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

APPENDIX C

SUMMARY OF PROXY VOTING

                           John Hancock Advisers, LLC
                     Sovereign Asset Management Corporation
                              Proxy Voting Summary

We believe in placing our clients' interests first. Before we invest in a particular stock or bond, our team of portfolio managers and research analysts look closely at the company by examining its earnings history, its management team and its place in the market. Once we invest, we monitor all our clients' holdings, to ensure that they maintain their potential to produce results for investors.

As part of our active investment management strategy, we keep a close eye on each company we invest in. Routinely, companies issue proxies by which they ask investors like us to vote for or against a change, such as a new management team, a new business procedure or an acquisition. We base our decisions on how to vote these proxies with the goal of maximizing the value of our clients' investments.

Currently, John Hancock Advisers, LLC ("JHA") and Sovereign Asset Management Corporation ("Sovereign") manage open-end funds, closed-end funds and portfolios for institutions and high-net-worth investors. Occasionally, we utilize the expertise of an outside asset manager by means of a subadvisory agreement. In all cases, JHA or Sovereign makes the final decision as to how to vote our clients' proxies. There is one exception, however, and that pertains to our international accounts. The investment management team for international investments votes the proxies for the accounts they manage. Unless voting is specifically retained by the named fiduciary of the client, JHA and Sovereign will vote proxies for ERISA clients.

In order to ensure a consistent, balanced approach across all our investment teams, we have established a proxy oversight group comprised of associates from our investment, operations and legal teams. The group has developed a set of policies and procedures that detail the standards for how JHA and Sovereign vote proxies. The guidelines of JHA have been approved and adopted by each fund client's board of trustees who have voted to delegate proxy voting authority to their investment adviser, JHA. JHA and Sovereign's other clients have granted us the authority to vote proxies in our advisory contracts or comparable documents.

JHA and Sovereign have hired a third party proxy voting service which has been instructed to vote all proxies in accordance with our established guidelines except as otherwise instructed.

In evaluating proxy issues, our proxy oversight group may consider information from many sources, including the portfolio manager, management of a company presenting a proposal, shareholder groups, and independent proxy research services. Proxies for securities on loan through securities lending programs will generally not be voted, however a decision may be made to recall a security for voting purposes if the issue is material.

Below are the guidelines we adhere to when voting proxies. Please keep in mind that these are purely guidelines. Our actual votes will be driven by the particular circumstances of each proxy. From time to time votes may ultimately be cast on a case-by-case basis, taking into consideration relevant facts and circumstances at the time of the vote. Decisions on these matters (case-by-case, abstention, recall) will normally be made by a portfolio manager under the supervision of the chief investment officer and the proxy oversight group. We may abstain from voting a proxy if we conclude that the effect on our clients' economic interests or the value of the portfolio holding is indeterminable or insignificant.

Proxy Voting Guidelines

Board of Directors

We believe good corporate governance evolves from an independent board.

We support the election of uncontested director nominees, but will withhold our vote for any nominee attending less than 75% of the board and committee meetings during the previous fiscal year. Contested elections will be considered on a case by case basis by the proxy oversight group, taking into account the nominee's qualifications. We will support management's ability to set the size of the board of directors and to fill vacancies without shareholder approval but will not support a board that has fewer than 3 directors or allows for the removal of a director without cause.

We will support declassification of a board and block efforts to adopt a classified board structure. This structure typically divides the board into classes with each class serving a staggered term.

In addition, we support proposals for board indemnification and limitation of director liability, as long as they are consistent with corporate law and shareholders' interests. We believe that this is necessary to attract qualified board members.

Selection of Auditors

We believe an independent audit committee can best determine an auditor's qualifications.

We will vote for management proposals to ratify the board's selection of auditors, and for proposals to increase the independence of audit committees.

Capitalization

We will vote for a proposal to increase or decrease authorized common or preferred stock and the issuance of common stock, but will vote against a proposal to issue or convert preferred or multiple classes of stock if the board has unlimited rights to set the terms and conditions of the shares, or if the shares have voting rights inferior or superior to those of other shareholders.

In addition, we will support a management proposal to: create or restore preemptive rights; approve a stock repurchase program; approve a stock split or reverse stock split; and, approve the issuance or exercise of stock warrants

Acquisitions, mergers and corporate restructuring

Proposals to merge with or acquire another company will be voted on a case-by-case basis, as will proposals for recapitalization, restructuring, leveraged buyout, sale of assets, bankruptcy or liquidation. We will vote against a reincorporation proposal if it would reduce shareholder rights. We will vote against a management proposal to ratify or adopt a poison pill or to establish a supermajority voting provision to approve a merger or other business combination. We would however support a management proposal to opt out of a state takeover statutory provision, to spin-off certain operations or divisions and to establish a fair price provision.

Corporate Structure and Shareholder Rights

In general, we support proposals that foster good corporate governance procedures and that provide shareholders with voting power equal to their equity interest in the company.

To preserve shareholder rights, we will vote against a management proposal to restrict shareholders' right to: call a special meeting and to eliminate a shareholders' right to act by written consent. In addition, we will not support a management proposal to adopt a supermajority vote requirement to change certain by-law or charter provisions or a non-technical amendment to by-laws or a charter that reduces shareholder rights.

Equity-based compensation

Equity-based compensation is designed to attract, retain and motivate talented executives and independent directors, but should not be so significant as to materially dilute shareholders' interests.

We will vote against the adoption or amendment of a stock option plan if:

     o    the compensation committee is not fully independent
     o    plan dilution is more than 10% of outstanding common stock,
     o the company allows or has allowed the re-pricing or replacement of underwater options in the past three fiscal years (or the exchange of underwater options) without shareholder approval.
     o the option is not premium priced or indexed, or does not vest based on future performance

With respect to the adoption or amendment of employee stock purchase plans or a stock award plan, we will vote against management if:

     o the plan allows stock to be purchased at less than 85% of fair market value;
     o    this plan dilutes outstanding common equity greater than 10%
     o all stock purchase plans, including the proposed plan, exceed 15% of outstanding common equity
     o    the potential dilution from all company plans is more than 85%

With respect to director stock incentive/option plans, we will vote against management if:

     1. the minimum vesting period for options or time lapsing restricted stock is less than one year

     2.   the potential dilution for all company plans is more than 85%

Other Business

For routine business matters which are the subject of many proxy related questions, we will vote with management proposals to:

     o    change the company name;
     o    approve other business;
     o    adjourn meetings;
     o    make technical amendments to the by-laws or charters;
     o    approve financial statements;
     o    approve an employment agreement or contract.

Shareholder Proposals

Shareholders are permitted per SEC regulations to submit proposals for inclusion in a company's proxy statement. We will generally vote against shareholder proposals and in accordance with the recommendation of management except as follows where we will vote for proposals:

     o    calling for shareholder ratification of auditors;
     o    calling for auditors to attend annual meetings;
     o    seeking to increase board independence;
     o    requiring minimum stock ownership by directors;
     o seeking to create a nominating committee or to increase the independence of the nominating committee;
     o    seeking to increase the independence of the audit committee.

Corporate and social policy issues

We believe that "ordinary business matters" are primarily the responsibility of management and should be approved solely by the corporation's board of directors.

Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices. We generally vote against business practice proposals and abstain on social policy issues, though we may make exceptions in certain instances where we believe a proposal has substantial economic implications.

                           John Hancock Advisers, LLC
                     Sovereign Asset Management Corporation
                             Proxy Voting Procedures

The role of the proxy voting service

John Hancock Advisers, LLC ("JHA") and Sovereign Asset Management Corporation ("Sovereign") have hired a proxy voting service to assist with the voting of client proxies. The proxy service coordinates with client custodians to ensure that proxies are received for securities held in client accounts and acted on in a timely manner. The proxy service votes all proxies received in accordance with the proxy voting guidelines established and adopted by JHA and Sovereign. When it is unclear how to apply a particular proxy voting guideline or when a particular proposal is not covered by the guidelines, the proxy voting service will contact the proxy oversight group coordinator for a resolution.

The role of the proxy oversight group and coordinator

The coordinator will interact directly with the proxy voting service to resolve any issues the proxy voting service brings to the attention of JHA or Sovereign. When a question arises regarding how a proxy should be voted the coordinator contacts the firm's investment professionals and the proxy oversight group for a resolution. In addition the coordinator ensures that the proxy voting service receives responses in a timely manner. Also, the coordinator is responsible for identifying whether, when a voting issue arises, there is a potential conflict of interest situation and then escalating the issue to the firm's Executive Committee. For securities out on loan as part of a securities lending program, if a decision is made to vote a proxy, the coordinator will manage the return/recall of the securities so the proxy can be voted.

The role of mutual fund trustees

The boards of trustees of our mutual fund clients have reviewed and adopted the proxy voting guidelines of the funds' investment adviser, JHA. The trustees will periodically review the proxy voting guidelines and suggest changes they deem advisable.

Conflicts of interest

Conflicts of interest are resolved in the best interest of clients.

With respect to potential conflicts of interest, proxies will be voted in accordance with JHA's or Sovereign's predetermined policies. If application of the predetermined policy is unclear or does not address a particular proposal, a special internal review by the JHA Executive Committee or Sovereign Executive Committee will determine the vote. After voting, a report will be made to the client (in the case of an investment company, to the fund's board of trustees), if requested. An example of a conflict of interest created with respect to a proxy solicitation is when JHA or Sovereign must vote the proxies of companies that they provide investment advice to or are currently seeking to provide investment advice to, such as to pension plans.

JOHN HANCOCK
Large Cap
Growth Fund

10.31.2004

Annual Report


[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]

[A photo of James A Shepherdson, Chief Executive Officer, flush left next to first paragraph.]

CEO CORNER

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Your expenses
page 8

Fund's investments
page 10

Financial statements
page 15

Trustees & officers
page 29

For more information
page 33


Dear Fellow Shareholders,

The stock market made little, if any, headway year-to-date through October 2004, as it wrestled with a variety of uncertainties. Questions about the continuing strength of the economy, the effects of rising interest rates and expectations for corporate earnings growth kept investors jittery. In addition, record high crude oil prices, geopolitical issues and a closely contested U.S. presidential race all weighed on the market. The picture brightened in early November with the election over and oil prices moderating somewhat.

Year-to-date through October 31, 2004, the Standard & Poor's 500 Index was up 3.06%, while the Dow Jones Industrial Average and the Nasdaq Composite Index were slightly negative, returning -2.40% and -1.05%, respectively. Despite the Federal Reserve's three hikes in short-term interest rates from historic lows, bonds still managed to outperform stocks, with the Lehman Brothers Aggregate Bond Index up 4.22%.

In news closer to home, we are pleased to announce that on June 15, 2004, your fund's Board of Trustees appointed Charles L. Ladner as independent Chairman of the Board of Trustees, a position previously held by John Hancock Funds LLC's former Chairman and Chief Executive Officer, Maureen Ford Goldfarb. This appointment came in advance of new SEC regulations requiring all mutual funds to have independent chairmen.

Mr. Ladner has served as an independent member of John Hancock Funds' Board of Trustees since 1992 and formerly held the position of Senior Vice President and Chief Financial Officer of UGI Corporation, a public utility holding company in Valley Forge, PA, until his retirement in 1998. He brings a wealth of knowledge, experience and leadership and we are delighted to have him serve as Chairman.

Sincerely,

/S/ JAMES A. SHEPHERDSON

James A. Shepherdson,
Chief Executive Officer

This commentary reflects the CEO's views as of October 31, 2004. They are subject to change at any time.

YOUR FUND
AT A GLANCE

The Fund seeks
long-term capital
appreciation by nor-
mally investing at
least 80% of its
assets in stocks of
large-capitalization
companies in the
capitalization range
of the Russell Top
200 Growth Index.

Over the last twelve months

* Stock prices climbed, with most of the gains coming in late 2003 and early 2004.

* Large-cap stocks trailed small-cap stocks, while growth lagged value.

* Weak stock selection in the technology sector undermined Fund performance.


[Bar chart with heading "John Hancock Large Cap Growth Fund." Under the heading is a note that reads "Fund performance for the year ended
October 31, 2004." The chart is scaled in increments of 1% with -5% at the bottom and 0% at the top. The first bar represents the -3.04% total return for Class A. The second bar represents the -3.78% total return for Class B. The third bar represents the -3.67% total return for Class C. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested."]


Top 10 holdings

4.5% Microsoft Corp.
3.9% Pfizer, Inc.
3.8% Nextel Communications, Inc. (Class A)
3.2% Vodafone Group Plc
2.9% Amgen, Inc.
2.8% Yahoo! Inc.
2.7% Johnson & Johnson
2.7% Time Warner, Inc.
2.5% News Corporation Ltd. (The)
2.4% Freeport-McMoran Copper & Gold, Inc. (Class B)

As a percentage of net assets on October 31, 2004.

BY ROGER C. HAMILTON AND ROBERT C. JUNKIN, CPA, PORTFOLIO MANAGERS

MANAGERS'
REPORT

JOHN HANCOCK
Large Cap Growth Fund

Stocks were strong gainers late in 2003 and during the first few months of 2004. The market, however, began to lose momentum in February amid concerns that economic growth in the United States and China would slow. As the year unfolded, worries about the conflict in Iraq, the outcome of the U.S. presidential race and the potential for higher interest rates further unsettled the market. In addition, soaring energy prices curbed consumer and corporate spending. The economy grew at a more moderate pace, slowing earnings growth. Although uncertainty mounted throughout the summer and fall, the Standard & Poor's 500 Index returned 9.42% for the year ended October 31, 2004. Over the same period, growth stocks lagged value stocks, and large-cap stocks trailed small-cap stocks. Mega-cap growth stocks -- those issued by the largest companies -- were especially weak performers, with the Russell Top 200 Growth Index returning a modest 1.90% for the year ended October 31, 2004.

Performance review

John Hancock Large Cap Growth Fund continued to focus on mega-cap stocks with a large concentration for much of the year in economically sensitive sectors. For the 12-month period, the Fund's Class A, Class B and Class C shares returned -3.04%, -3.78% and -3.67%, respectively, at net asset value. Over the same period, the average large-cap growth fund returned 2.67%, according to Lipper, Inc.1 Keep in mind that your net asset value return will be different from the Fund's if you were not invested in the Fund for the entire period and did not reinvest all distributions. Long-term performance information can be found on pages six and seven.

"Stocks were strong gainers late
 in 2003 and during the first
 few months of 2004. The
 market, however, began to lose
 momentum in February..."

Disappointments from technology and media

Stock selection in the technology sector was the main deterrent to performance. The Fund had a heavy concentration in tech,

[Photos of Roger Hamilton and Robert Junkin flush right next to first paragraph.]

particularly semiconductor names, which tend to benefit from an economic recovery. Starting last spring, however, many tech stocks took a nosedive as orders slowed, inventories built up and investors worried that the business cycle had peaked. Among our worst performers were semiconductor manufacturers Intel and Fairchild Semiconductor, which we sold late in the period amid concerns over the industry's near-term prospects. We held on, however, to Applied Materials, a leading semiconductor capital equipment company that also declined sharply.

The Fund sustained further losses from several software and hardware investments. BEA Systems, which develops software for building Web designs and logistics systems, suffered from weak license growth and slower-than-expected sales for its new products. On the hardware side, Emulex tumbled as orders slowed, while Nortel Networks lost market share and struggled to resolve accounting issues. We sold our stakes in all three names. We also reduced our investment in Motorola, a telecommunications equipment company that rallied nicely following a pickup in demand for its products and a recent restructuring under new management. By period end, we had significantly reduced the Fund's investment in technology. We held on, however, to a sizable stake in Yahoo!, which produced stellar returns as online advertising grew.

Winners in energy and health care

The Fund's biggest gains came from the energy sector, where tight supply and growing global demand pushed commodity prices sharply higher. The Fund benefited from an oversized stake in energy as well as strong stock selection. Top performers included EOG Resources and Apache, exploration and production companies, as well as BJ Services, which supplies drilling equipment and services. We sold both EOG and BJ Services when they approached what we viewed as full valuation.

"The Fund's biggest gains came
 from the energy sector..."

Strong stock selection in the health care sector also aided performance. Our focus was on biotechnology, medical equipment and services companies. Biogen Idec, a biotech company with a promising new multiple sclerosis drug, rallied sharply and was one

[Table at top left-hand side of page entitled "Top five industry groups." The first listing is Pharmaceuticals 10%, the second is Broadcasting & cable TV 8%, the third is Wireless telecommunication services 7%, the fourth is Biotechnology 5%, and the fifth is System software 4%.]

of our top performers. Johnson & Johnson, a well-known medical products company, and United Health Care, a health insurer, also posted strong gains. We took profits and sold both Biogen Idec and United Health Care. We kept a below-average investment in large pharmaceutical companies, which remained under pressure from patent expirations, increased generic competition and weak new product pipelines. We did, however, own a sizable stake in Pfizer, which slumped along with the industry despite the company's huge sales force advantage.

Opportunities in media, wireless and metals

We maintained the Fund's above-average stake in media, expecting advertising spending to pick up in advance of the summer Olympics and the presidential election. When this did not happen, many media stocks suffered. We shifted out of Viacom, which owns radio and television networks that are highly dependent on advertising revenues. In its place, we bought News Corporation, a leading media company with an attractive valuation and strong growth potential from overseas expansion of its satellite television

[Pie chart at middle of page with heading "Portfolio diversification As a percentage of net assets on 10-31-04." The chart is divided into two sections (from top to right): Common stocks 88%, and Short-term investments & other 12%.]

business. Elsewhere, we boosted our position in wireless telecommunications. The Fund had a sizable stake in Vodafone Group, an international wireless company that benefited during the period from its leadership position in Europe. We added a new position in Nextel Communications, which is best known for its walkie-talkie feature. We thought the stock's valuation and growth prospects seemed attractive. Finally, we increased the Fund's exposure to gold and silver mining companies, believing that precious metals would hold their value even if the dollar continued to weaken and oil prices stayed high.

[Table at top of page entitled "Scorecard." The header for the left column is "Investment" and the header for the right column is "Period's performance...and what's behind the numbers." The first listing is Intel followed by a down arrow with the phrase "Slowing economy, weaker demand, inventory build ups." The second listing is BEA Systems followed by a down arrow with the phrase "Weak license growth, slow sales for new software products." The third listing is Apache followed by an up arrow with the phrase "Soaring oil prices driven by tight supply, growing demand."]

Large-cap growth outlook

As the impact of recent tax cuts and lower interest rates begins to fade, economic growth may continue to slow. However, we believe large-cap growth stocks have the potential to do well as they tend to move into favor in the later stages of an economic recovery when investors shift their attention toward companies with consistent earnings growth. In addition, many large-cap companies have overseas exposure, which means they would benefit from a weak U.S. dollar. At period end, large-cap valuations also appeared reasonable. Going forward, our focus will be on large-cap stocks in industries whose growth is less dependent on the economy's progress, including wireless telecommunications, certain areas of health care, energy and precious metals.

"...we believe large-cap growth stocks
 have the potential to do well as they
 tend to move into favor in the later
 stages of an economic recovery..."

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. The managers' statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

A LOOK AT
PERFORMANCE

For the period ended
October 31, 2004


                                           Class A      Class B      Class C
Inception date                            12-24-68       1-3-94       6-1-98

Average annual returns with maximum sales charge (POP)
One year                                     -7.87%       -8.60%       -4.64%
Five years                                  -16.49       -16.51       -16.22
Ten years                                    -0.16        -0.21           --
Since inception                                 --           --        -9.64

Cumulative total returns with maximum sales charge (POP)
One year                                     -7.87        -8.60        -4.64
Five years                                  -59.39       -59.44       -58.71
Ten years                                    -1.59        -2.08           --
Since inception                                 --           --       -47.83

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The returns for Class C shares have been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in the Russell Top 200 Growth Index.

                                         Russell
             Cum Value    Cum Value      Top 200
               of $10K      of $10K       Growth
Plot Date     (No Load)     (w/Load)       Index

10-31-94       $10,000       $9,500      $10,000
11-30-94         9,719        9,233        9,733
4-30-95         10,620       10,090       11,096
10-31-95        12,592       11,963       13,152
4-30-96         14,157       13,450       14,648
10-31-96        14,906       14,162       16,281
4-30-97         14,849       14,107       19,075
10-31-97        17,298       16,434       21,663
4-30-98         19,787       18,799       27,186
10-31-98        18,994       18,045       28,560
4-30-99         23,622       22,442       35,523
10-31-99        24,232       23,021       38,107
4-30-00         25,531       24,255       43,634
10-31-00        22,256       21,145       39,670
4-30-01         14,603       13,874       29,314
10-31-01        11,624       11,044       24,063
4-30-02         11,590       11,012       23,104
10-31-02         9,116        8,660       19,265
4-30-03          9,228        8,767       19,908
10-31-03        10,683       10,150       22,682
4-30-04         10,695       10,160       23,524
10-31-04        10,359        9,841       23,113

Line chart with the heading "GROWTH OF $10,000." Within the chart are three lines. The first line represents the Index and is equal to $23,113 as of October 31, 2004. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Large Cap Growth Fund, before sales charge, and is equal to $10,359 as of October 31, 2004. The third line represents the value of the same hypothetical $10,000 investment made in the John Hancock Large Cap Growth Fund, after sales charge, and is equal to $9,841 as of October 31, 2004.

                                                   Class B 1    Class C 1
Period beginning                                  10-31-94       6-1-98
Large Cap Growth Fund                               $9,792       $5,217
Index                                               23,113        8,743

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Fund's Class B and Class C shares, respectively, as of October 31, 2004. The Class C shares investment with maximum sales charge has been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

Russell Top 200 Growth Index is an unmanaged index containing growth-oriented stocks from the Russell Top 200 Index.

It is not possible to invest directly in an index. Index figures do not reflect sales charges and would be lower if they did.

1 No contingent deferred sales charge applicable.

YOUR
EXPENSES

These examples are intended to help you understand your ongoing operating expenses.

Understanding fund expenses

As a shareholder of the Fund, you incur two types of costs:

* Transaction costs which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

* Ongoing operating expenses including management fees, distribution and service fees (if applicable) and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about your fund's actual ongoing operating expenses, and is based on your fund's actual return. It assumes an account value of $1,000.00 on April 30, 2004, with the same investment held until October 31, 2004.

Account value                         Expenses paid
$1,000.00          Ending value       during period
on 4-30-04          on 10-31-04      ended 10-31-04 1
Class A                 $968.60               $8.32
Class B                  965.50               11.75
Class C                  965.50               11.77

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2004 by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Example

 --                                --      --              --
| My account value  /                |    | "expenses paid"  |      My
|                  / $1,000.00 = 8.6 | X $|                  | =  actual
|    $8,600.00    /                  |    |    from table    |   expenses
 --                                --      --              --

Hypothetical example for comparison purposes

This table allows you to compare your fund's ongoing operating expenses with those of any other fund. It provides an example of the Fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annual return before expenses (which is not your fund's actual return). It assumes an account value of $1,000.00 on April 30, 2004, with the same investment held until October 31, 2004. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

Account value                         Expenses paid
$1,000.00          Ending value       during period
on 4-30-04          on 10-31-04      ended 10-31-04 1
Class A               $1,016.68               $8.53
Class B                1,013.18               12.04
Class C                1,013.16               12.05

Remember, these examples do not include any transaction costs, such as sales charges; therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the Fund's annualized expense ratio of 1.68%, 2.38% and 2.38% for Class A, Class B and Class C, respectively, multiplied by the average account value over the period, multiplied by [number of days in most recent fiscal half-year/365 or 366] (to reflect the one-half year period).

FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
October 31, 2004

This schedule is divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.

Issuer                                                                                         Shares           Value
Common stocks 87.63%                                                                                     $149,558,370
(Cost $134,329,773)

Air Freight & Logistics 1.07%                                                                               1,821,140
United Parcel Service, Inc. (Class B)                                                          23,000       1,821,140

Aluminum 0.67%                                                                                              1,137,500
Alcoa, Inc.                                                                                    35,000       1,137,500

Asset Management & Custody Banks 2.03%                                                                      3,468,850
State Street Corp.                                                                             77,000       3,468,850

Biotechnology 4.86%                                                                                         8,299,680
Amgen, Inc. (I)                                                                                87,000       4,941,600
Genzyme Corp. (I)(L)                                                                           64,000       3,358,080

Brewers 1.64%                                                                                               2,805,342
Anheuser-Busch Cos., Inc.                                                                      56,163       2,805,342

Broadcasting & Cable TV 7.98%                                                                              13,615,676
Comcast Corp. (Special Class A)                                                               115,125       3,343,230
DIRECTV Group, Inc. (The) (I)                                                                  84,642       1,419,446
News Corporation Ltd. (The) (Australia) (L)                                                   130,000       4,193,800
Time Warner, Inc. (L)                                                                         280,000       4,659,200

Communications Equipment 1.04%                                                                              1,767,320
Cisco Systems, Inc. (I)                                                                        92,000       1,767,320

Computer Hardware 2.07%                                                                                     3,541,060
Dell, Inc. (I)                                                                                101,000       3,541,060

Consumer Finance 0.95%                                                                                      1,622,720
Capital One Financial Corp.                                                                    22,000       1,622,720

Data Processing & Outsourced Services 2.06%                                                                 3,514,590
Automatic Data Processing, Inc.                                                                81,000       3,514,590

Diversified Commercial Services 1.45%                                                                       2,470,800
Cendant Corp.                                                                                 120,000       2,470,800

See notes to
financial statements.

10


FINANCIAL STATEMENTS

Issuer                                                                                         Shares           Value
Diversified Metals & Mining 2.35%                                                                          $4,011,365
Freeport-McMoran Copper & Gold, Inc. (Class B)                                                110,750       4,011,365

Electric Utilities 1.12%                                                                                    1,904,240
Allegheny Energy, Inc. (I)                                                                    104,000       1,904,240

Electrical Components & Equipment 1.50%                                                                     2,562,000
Emerson Electric Co.                                                                           40,000       2,562,000

Gas Utilities 2.09%                                                                                         3,559,140
Southern Union Co. (I)                                                                        162,000       3,559,140

Gold 1.98%                                                                                                  3,373,920
Newmont Mining Corp.                                                                           71,000       3,373,920

Health Care Equipment 4.11%                                                                                 7,015,451
Boston Scientific Corp. (I)                                                                    50,000       1,765,000
Medtronic, Inc.                                                                                64,776       3,310,701
Zimmer Holdings, Inc. (I)(L)                                                                   25,000       1,939,750

Home Improvement Retail 1.68%                                                                               2,875,600
Home Depot, Inc. (The)                                                                         70,000       2,875,600

Household Products 3.36%                                                                                    5,727,020
Colgate-Palmolive Co.                                                                          71,000       3,168,020
Procter & Gamble Co. (The)                                                                     50,000       2,559,000

Hypermarkets & Super Centers 2.41%                                                                          4,110,691
Costco Wholesale Corp. (L)                                                                     30,000       1,438,200
Wal-Mart Stores, Inc.                                                                          49,564       2,672,491

Industrial Conglomerates 1.95%                                                                              3,326,950
3M Co.                                                                                         20,000       1,551,400
Tyco International Ltd. (Bermuda)                                                              57,000       1,775,550

Integrated Oil & Gas 2.60%                                                                                  4,435,742
Petro-Canada (Canada)                                                                          62,500       3,411,330
Petro-Canada, American Depositary Receipt (ADR) (Canada)                                       18,800       1,024,412

Internet Software & Services 2.76%                                                                          4,704,700
Yahoo! Inc. (I)(L)                                                                            130,000       4,704,700

Investment Banking & Brokerage 1.74%                                                                        2,966,700
Merrill Lynch & Co., Inc.                                                                      55,000       2,966,700

Multi-Line Insurance 0.53%                                                                                    910,650
American International Group, Inc.                                                             15,000         910,650

Oil & Gas Drilling 0.80%                                                                                    1,374,750
ENSCO International, Inc.                                                                      45,000       1,374,750

See notes to
financial statements.

11


FINANCIAL STATEMENTS

Issuer                                                                                         Shares           Value
Oil & Gas Exploration & Production 1.19%                                                                   $2,028,000
Apache Corp.                                                                                   40,000       2,028,000

Other Diversified Financial Services 0.91%                                                                  1,552,950
Citigroup, Inc.                                                                                35,000       1,552,950

Pharmaceuticals 10.14%                                                                                     17,310,663
Abbot Laboratories                                                                             40,000       1,705,200
Alnylam Pharmaceuticals, Inc.                                                                 470,450       2,451,515
Johnson & Johnson                                                                              80,017       4,671,392
Pfizer, Inc.                                                                                  228,261       6,608,156
Shire Pharmaceuticals Group Plc (United Kingdom)                                               66,000       1,874,400

Precious Metals & Minerals 1.18%                                                                            2,007,320
Apex Silver Mines Ltd. (Cayman Islands) (I)(L)                                                107,000       2,007,320

Semiconductor Equipment 0.94%                                                                               1,610,000
Applied Materials, Inc. (I)(L)                                                                100,000       1,610,000

Soft Drinks 2.14%                                                                                           3,659,400
Coca-Cola Co. (The)                                                                            90,000       3,659,400

Specialty Stores 2.87%                                                                                      4,903,226
Staples, Inc. (L)                                                                              55,400       1,647,596
Tiffany & Co.                                                                                 111,000       3,255,630

Systems Software 4.47%                                                                                      7,631,474
Microsoft Corp.                                                                               272,650       7,631,474

Wireless Telecommunication Services 6.99%                                                                  11,931,740
Nextel Communications, Inc. (Class A) (I)(L)                                                  245,000       6,490,050
Vodafone Group Plc, ADR (United Kingdom)                                                      211,000       5,441,690

See notes to
financial statements.

12


FINANCIAL STATEMENTS

                                                                               Interest     Par value
Issuer, description, maturity date                                             rate             (000)           Value
Short-term investments 28.87%                                                                             $49,277,643
(Cost $49,277,643)

Joint Repurchase Agreement 12.54%                                                                          21,398,000
Investment in a joint repurchase agreement
transaction with Morgan Stanley --
Dated 10-29-04 due 11-01-04 (secured
by U.S. Treasury Bond 8.125% due
08-15-19, U.S. Treasury Note 5.875%
due 11-15-04, U.S. Treasury Inflation
Indexed Bonds 3.625% due 04-15-28
and 3.375% due 04-15-32 and U.S.
Treasury Inflation Indexed Notes 3.375%
thru 3.875% due 01-15-09 thru 01-15-12)                                        1.770%         $21,398      21,398,000

                                                                                               Shares
Cash Equivalents 16.33%                                                                                    27,879,643
AIM Cash Investment Trust (T)                                                              27,879,643      27,879,643

Total investments 116.50%                                                                                $198,836,013

Other assets and liabilities, net (16.50%)                                                               ($28,167,401)

Total net assets 100.00%                                                                                 $170,668,612

(I) Non-income-producing security.

(L) All or a portion of this security is on loan as of October 31, 2004.

(T) Represents investment of securities lending collateral.

    Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

    The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.


FINANCIAL STATEMENTS

PORTFOLIO
CONCENTRATION

October 31, 2004
(unaudited)

This table shows the
Fund's investments
as a percentage
of net assets,
aggregated by
various industries.

                                     Value as a percentage
Industry sector distribution          of Fund's net assets
Consumer Discretionary                               12.54%
Consumer Staples                                      9.55
Energy                                                4.59
Financials                                            6.17
Health Care                                          19.12
Industrials                                           5.96
Information Technology                               13.34
Materials                                             6.17
Telecommunication Services                            6.99
Utilities                                             3.20
Short-term investments                               28.87

See notes to
financial statements.

FINANCIAL STATEMENTS

ASSETS AND
LIABILITIES

October 31, 2004

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the net
asset value and
the maximum
offering price
per share.

Assets
Investments, at value (cost $162,209,416)
  including $27,334,266 of securities loaned                     $177,438,013
Joint repurchase agreement (cost $21,398,000)                      21,398,000
Cash                                                                      859
Receivable for shares sold                                              2,305
Dividends and interest receivable                                      75,876
Other assets                                                           41,977

Total assets                                                      198,957,030

Liabilities
Payable for shares repurchased                                         88,907
Payable upon return of securities loaned                           27,879,643
Payable to affiliates
  Management fees                                                     108,813
  Distribution and service fees                                        10,720
  Other                                                                92,984
Other payables and accrued expenses                                   107,351

Total liabilities                                                  28,288,418

Net assets
Capital paid-in                                                   407,352,705
Accumulated net realized loss on investments
  and foreign currency transactions                              (251,883,241)
Net unrealized appreciation of investments                         15,228,597
Accumulated net investment loss                                       (29,449)

Net assets                                                       $170,668,612

Net asset value per share
Based on net asset values and shares outstanding --
  the Fund has an unlimited number of shares
  authorized with no par value
Class A ($131,642,638 [DIV] 14,234,340 shares)                          $9.25
Class B ($36,009,232 [DIV] 4,290,273 shares)                            $8.39
Class C ($3,016,742 [DIV] 359,554 shares)                               $8.39

Maximum offering price per share
Class A1 ($9.25 [DIV] 95%)                                              $9.74

1 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to
financial statements.

FINANCIAL STATEMENTS

OPERATIONS

For the year ended
October 31, 2004

This Statement
of Operations
summarizes the
Fund's investment
income earned and
expenses incurred
in operating the
Fund. It also shows
net gains (losses)
for the period
stated.

Investment income
Dividends (net of foreign withholding taxes of $5,911)             $1,571,040
Securities lending                                                     85,276
Interest                                                               20,990

Total investment income                                             1,677,306

Expenses
Investment management fees                                          1,439,084
Class A distribution and service fees                                 430,468
Class B distribution and service fees                                 448,849
Class C distribution and service fees                                  35,036
Transfer agent fees                                                 1,034,548
Printing                                                               84,140
Accounting and legal services fees                                     52,217
Professional fees                                                      42,021
Registration and filing fees                                           41,297
Miscellaneous                                                          33,384
Custodian fees                                                         26,203
Trustees' fees                                                         11,346
Interest                                                                6,599
Securities lending fees                                                 2,301

Total expenses                                                      3,687,493
Less expense reductions                                               (74,396)

Net expenses                                                        3,613,097

Net investment loss                                                (1,935,791)

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments                                                        20,395,490
Foreign currency transactions                                         (71,123)

Change in net unrealized appreciation (depreciation)
  of investments                                                  (23,996,840)

Net realized and unrealized loss                                   (3,672,473)

Decrease in net assets from operations                            ($5,608,264)

See notes to
financial statements.

FINANCIAL STATEMENTS

CHANGES IN
NET ASSETS

These Statements
of Changes in Net
Assets show how
the value of the
Fund's net assets
has changed
during the last
two periods. The
difference reflects
earnings less
expenses, any
investment
gains and losses,
distributions, if
any, paid to
shareholders and
any increase or
decrease in money
shareholders
invested in the
Fund.
                                                     Year          Year
                                                    ended         ended
                                                 10-31-03      10-31-04

Increase (decrease) in net assets
From operations
Net investment loss                           ($1,915,137)  ($1,935,791)
Net realized gain                               2,702,645    20,324,367
Change in net unrealized
  appreciation (depreciation)                  28,948,933   (23,996,840)

Increase (decrease) in net assets
  resulting from operations                    29,736,441    (5,608,264)

From Fund share transactions                  (22,118,554)  (25,274,161)

Net assets
Beginning of period                           193,933,150   201,551,037

End of period 1                              $201,551,037  $170,668,612

1 Includes accumulated net investment loss of $28,700 and $29,449, respectively.

See notes to
financial statements.

FINANCIAL STATEMENTS

FINANCIAL
HIGHLIGHTS


CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

Period ended                                          10-31-00 1  10-31-01 1  10-31-02 1  10-31-03    10-31-04
Per share operating performance
Net asset value,
  beginning of period                                   $25.04      $20.73      $10.38       $8.14       $9.54
Net investment loss 2                                    (0.23)      (0.13)      (0.10)      (0.07)      (0.08)
Net realized and unrealized
  gain (loss) on investments                             (1.48)      (9.42)      (2.14)       1.47       (0.21)
Total from
  investment operations                                  (1.71)      (9.55)      (2.24)       1.40       (0.29)
Less distributions
From net realized gain                                   (2.60)      (0.80)         --          --          --
Net asset value, end of period                          $20.73      $10.38       $8.14       $9.54       $9.25
Total return 3 (%)                                       (8.15)     (47.77)     (21.58)      17.20 4     (3.04) 4

Ratios and supplemental data
Net assets, end of period
  (in millions)                                           $421        $209        $140        $148        $132
Ratio of expenses
  to average net assets (%)                               1.36        1.59        1.75        1.86        1.71
Ratio of adjusted expenses
  to average net assets 5 (%)                               --          --          --        1.87        1.75
Ratio of net investment loss
  to average net assets (%)                              (0.97)      (0.99)      (0.96)      (0.82)      (0.83)
Portfolio turnover (%)                                     162         131         228         121          96

See notes to
financial statements.

FINANCIAL HIGHLIGHTS


CLASS B SHARES

Period ended                                         10-31-00 1  10-31-01 1  10-31-02 1  10-31-03    10-31-04
Per share operating performance
Net asset value,
  beginning of period                                  $23.74      $19.40       $9.62       $7.49       $8.72
Net investment loss 2                                   (0.37)      (0.21)      (0.15)      (0.12)      (0.13)
Net realized and unrealized
  gain (loss) on investments                            (1.37)      (8.77)      (1.98)       1.35       (0.20)
Total from
  investment operations                                 (1.74)      (8.98)      (2.13)       1.23       (0.33)
Less distributions
From net realized gain                                  (2.60)      (0.80)         --          --          --
Net asset value, end of period                         $19.40       $9.62       $7.49       $8.72       $8.39
Total return 3 (%)                                      (8.79)     (48.12)     (22.14)      16.42 4     (3.78) 4

Ratios and supplemental data
Net assets, end of period
  (in millions)                                          $239         $88         $51         $50         $36
Ratio of expenses
  to average net assets (%)                              2.05        2.24        2.45        2.56        2.41
Ratio of adjusted expenses
  to average net assets 5 (%)                              --          --          --        2.57        2.45
Ratio of net investment loss
  to average net assets (%)                             (1.66)      (1.65)      (1.66)      (1.52)      (1.53)
Portfolio turnover (%)                                    162         131         228         121          96

See notes to
financial statements.

FINANCIAL HIGHLIGHTS


CLASS C SHARES

Period ended                                        10-31-00 1  10-31-01 1  10-31-02 1  10-31-03    10-31-04
Per share operating performance
Net asset value,
  beginning of period                                 $23.73      $19.39       $9.61       $7.49       $8.71
Net investment loss 2                                  (0.37)      (0.20)      (0.15)      (0.12)      (0.13)
Net realized and unrealized
  gain (loss) on investments                           (1.37)      (8.78)      (1.97)       1.34       (0.19)
Total from
  investment operations                                (1.74)      (8.98)      (2.12)       1.22       (0.32)
Less distributions
From net realized gain                                 (2.60)      (0.80)         --          --          --
Net asset value, end of period                        $19.39       $9.61       $7.49       $8.71       $8.39
Total return 3 (%)                                     (8.80)     (48.15)     (22.06)      16.29 4     (3.67) 4

Ratios and supplemental data
Net assets, end of period
  (in millions)                                           $3          $4          $3          $4          $3
Ratio of expenses
  to average net assets (%)                             2.06        2.29        2.45        2.56        2.41
Ratio of adjusted expenses
  to average net assets 5 (%)                             --          --          --        2.57        2.45
Ratio of net investment loss
  to average net assets (%)                            (1.71)      (1.68)      (1.66)      (1.53)      (1.53)
Portfolio turnover (%)                                   162         131         228         121          96

1 Audited by previous auditor.

2 Based on the average of the shares outstanding.

3 Assumes dividend reinvestment and does not reflect the effect of sales charges.

4 Total returns would have been lower had certain expenses not been reduced during the periods shown.

5 Does not take into consideration expense reductions during the periods shown.


See notes to
financial statements.

NOTES TO
STATEMENTS

Note A
Accounting policies

John Hancock Large Cap Growth Fund (the "Fund") is a diversified series of John Hancock Investment Trust III, an open-end management investment company registered under the Investment Company Act of 1940. The investment objective of the Fund is to achieve long-term capital appreciation.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, if quotations are not readily available, or the value has been materially affected by events occurring after the closing of a foreign market, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments which have a remaining maturity of 60 days or less, may be valued at amortized cost, which approximates market value. Investments in AIM Cash Investment Trust are valued at their net asset value each business day. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign currency translation" below.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of John Hancock Financial Services, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Foreign currency translation

All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 4:00 P.M., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain
(loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net asset value of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net asset value of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate, with other funds managed by the Adviser, in an unsecured line of credit with banks, which permits borrowings of up to $250 million, collectively. Interest is charged to each fund based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit, and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the year ended October 31, 2004.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. At October 31, 2004, the Fund loaned securities having a market value of $27,334,266 collateralized by cash in the amount of $27,879,643. The cash collateral was invested in a short-term instrument. Securities lending expenses are paid by the Fund to the Adviser.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $251,391,766 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The loss carryforward expires as follows: October 31, 2009 -- $196,195,781 and October 31, 2010 -- $55,195,985.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

As of October 31, 2004, there were no distributable earnings on a tax basis.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

Note B
Management fee and
transactions with
affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.75% of the first $750,000,000 of the Fund's average daily net asset value and (b) 0.70% of the Fund's average daily net asset value in excess of $750,000,000.

The Fund has an agreement with its custodian bank under which custody fees are reduced by brokerage commissions offsets applied during the year. Accordingly, the expense reductions related to custody fee offsets amounted to $2,220, and had no impact on the Fund's ratio of expenses to average net assets, for the year ended October 31, 2004.

The Fund has Distribution Plans with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C, pursuant to Rule 12b-1 under the Investment Company Act of 1940, to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.30% of

Class A average daily net asset value and 1.00% of Class B and Class C average daily net asset value. A maximum of 0.25% of such payments may be service fees, as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A shares are assessed up-front sales charges. During the year ended October 31, 2004, JH Funds received net up-front sales charges of $106,498 with regard to sales of Class A shares. Of this amount, $15,349 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $54,560 was paid as sales commissions to unrelated broker-dealers and $36,589 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. Prior to July 15, 2004, Class C shares were assessed up-front sales charges. During the year ended October 31, 2004, JH Funds received net up-front sales charges of $2,870 with regard to sales of Class C shares. Of this amount, $2,659 was paid as sales commissions to unrelated broker-dealers and $211 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used, in whole or in part, to defray its expenses for providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares. During the year ended October 31, 2004, CDSCs received by JH Funds amounted to $87,981 for Class B shares and $843 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHLICo. The Fund pays a monthly transfer agent fee at an annual rate of 0.05% of the Fund's average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses, aggregated and allocated to each class on the basis of its relative net asset value. Signature Services agreed to voluntarily reduce the Fund's asset-based portion of the transfer agent fee if the total transfer agent fee exceeds the Lipper, Inc. median transfer agency fee for comparable mutual funds by 0.05%. Accordingly, the transfer agent expense for Class A, Class B and Class C shares was reduced by $72,176 for the year ended October 31, 2004. Signature Services reserves the right to terminate this limitation at any time.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year amounted to $52,217. The Fund also paid the Adviser the amount of $1,069 for certain publishing services, included in the printing fees.

Mr. James A. Shepherdson is a director and/or officer of the Adviser and/or its affiliates, as well as Trustee of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

Note C
Fund share transactions

This listing illustrates the number of Fund shares sold and repurchased during the last two periods, along with the corresponding dollar value.

                       Year ended 10-31-03           Year ended 10-31-04
                   Shares           Amount       Shares           Amount

Class A shares
Sold            1,307,717      $11,137,303    1,485,165      $14,230,630
Repurchased    (3,054,320)     (25,747,820)  (2,724,528)     (26,142,983)
Net decrease   (1,746,603)    ($14,610,517)  (1,239,363)    ($11,912,353)

Class B shares
Sold            1,154,106       $8,948,550    1,088,104       $9,378,493
Repurchased    (2,151,843)     (16,592,814)  (2,581,682)     (22,361,396)
Net decrease     (997,737)     ($7,644,264)  (1,493,578)    ($12,982,903)

Class C shares
Sold              118,376         $923,718      107,043         $939,829
Repurchased      (102,019)        (787,491)    (151,860)      (1,318,734)
Net increase
(decrease)         16,357         $136,227      (44,817)       ($378,905)

Net decrease   (2,727,983)    ($22,118,554)  (2,777,758)    ($25,274,161)

Note D
Investment transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the year ended October 31, 2004, aggregated $181,191,501 and $226,598,903, respectively.

The cost of investments owned on October 31, 2004, including short-term investments, for federal income tax purposes, was $184,098,891. Gross unrealized appreciation and depreciation of investments aggregated $16,723,878 and $1,986,756, respectively, resulting in net unrealized appreciation of $14,737,122. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on certain sales of securities.

Note E
Reclassification of accounts

During the year ended October 31, 2004, the Fund reclassified amounts to reflect a decrease in accumulated net realized loss on investments of $71,324, a decrease in accumulated net investment loss of $1,935,042 and a decrease in capital paid-in of $2,006,366. This represents the amounts necessary to report these balances on a tax basis, excluding certain temporary differences, as of October 31, 2004. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America, and book and tax differences in accounting for deferred compensation, certain foreign currency adjustments and net operating loss. The calculation of net investment loss per share in the Fund's Financial Highlights excludes these adjustments.

Note F
Subsequent event

A special meeting of shareholders was held on December 1, 2004, at which time one or more new Trustees were elected to the Fund's Board of Trustees. Several Trustees had reached the age for mandatory retirement and plan to retire in 2004 and 2005. The Board of Trustees recommended and shareholders approved a proposal to consolidate the two panels into one Board of Trustees for all open-end funds within the John Hancock funds complex. The effective date for the newly elected Trustees to the Fund will be January 1, 2005.

AUDITORS'
REPORT

Report of
Pricewaterhouse-
Coopers LLP,
Independent
Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Large Cap
Growth Fund,

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock Large Cap Growth Fund (the "Fund") at October 31, 2004, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 13, 2004

TAX
INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended October 31, 2004.

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2004.

Shareholders will be mailed a 2004 U.S. Treasury Department Form
1099-DIV in January 2005. This will reflect the total of all distributions that are taxable for calendar year 2004.

TRUSTEES
& OFFICERS

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees

Name, age                                                                                                       Number of
Position(s) held with Fund                                                                  Trustee             John Hancock
Principal occupation(s) and other                                                           of Fund             funds overseen
directorships during past 5 years                                                           since 1             by Trustee
Charles L. Ladner,2 Born: 1938                                                              2004                49
Independent Chairman (since 2004); Chairman and Trustee, Dunwoody
Village, Inc. (retirement services) (until 2003); Senior Vice President and
Chief Financial Officer, UGI Corporation (public utility holding company)
(retired 1998); Vice President and Director for AmeriGas, Inc. (retired
1998); Director of AmeriGas Partners, L.P. (until 1997) (gas distribution);
Director, EnergyNorth, Inc. (until 1995); Director, Parks and History
Association (since 2001).

Dennis S. Aronowitz, Born: 1931                                                             1988                21
Professor of Law, Emeritus, Boston University School of Law
(as of 1996); Director, Brookline Bancorp (since 1998).

Richard P. Chapman, Jr., Born: 1935                                                         1978                21
President and Chief Executive Officer, Brookline Bancorp Inc. (lending)
(since 1972); Director, Lumber Insurance Co. (insurance) (until 2000);
Chairman and Director, Northeast Retirement Services, Inc. (retirement administration) (since 1998).

William J. Cosgrove, Born: 1933                                                             1991                21
Vice President, Senior Banker and Senior Credit Officer, Citibank, N.A.
(retired 1991); Executive Vice President, Citadel Group Representatives,
Inc. (financial reinsurance) (until 2004); Director, Hudson City Savings Bank
(since 1995); Director, Hudson City Bancorp (since 1999); Trustee, Scholarship
Fund for Inner City Children (since 1986).

Richard A. Farrell, Born: 1932                                                              1996                21
President, Farrell, Healer & Co., Inc. (venture capital management firm)
(since 1980) and President, the Venture Capital Fund of NE (since 1980);
prior to 1980, headed the venture capital group at Bank of Boston Corporation;
Trustee, Marblehead Savings Bank (since 1994).

29


Name, age                                                                                                       Number of
Position(s) held with Fund                                                                  Trustee             John Hancock
Principal occupation(s) and other                                                           of Fund             funds overseen
directorships during past 5 years                                                           since 1             by Trustee
William F. Glavin,2 Born: 1932                                                              1996                21
President Emeritus, Babson College (as of 1998); Vice Chairman, Xerox
Corporation (until 1989); Director, Reebok, Inc. (until 2002) and Inco Ltd.
(until 2002).

John A. Moore,2 Born: 1939                                                                  1996                31
President and Chief Executive Officer, Institute for Evaluating Health
Risks, (nonprofit institution) (until 2001); Chief Scientist, Sciences
International (health research) (until 2003); Principal, Hollyhouse
(consulting) (since 2000); Director, CIIT (nonprofit research) (since 2002).

Patti McGill Peterson,2 Born: 1943                                                          1996                31
Executive Director, Council for International Exchange of Scholars and
Vice President, Institute of International Education (since 1998);
Senior Fellow, Cornell Institute of Public Affairs, Cornell University (until
1998); Former President of Wells College and St. Lawrence University;
Director, Niagara Mohawk Power Corporation (until 2003); Director, Ford
Foundation, International Fellowships Program (since 2002); Director,
Lois Roth Endowment (since 2002); Director, Council for International
Educational Exchange (since 2003).

John W. Pratt, Born: 1931                                                                   1996                21
Professor of Business Administration Emeritus, Harvard University
Graduate School of Business Administration (as of 1998).

Non-Independent Trustees 3

Name, age                                                                                                       Number of
Position(s) held with Fund                                                                  Trustee             John Hancock
Principal occupation(s) and other                                                           of Fund             funds overseen
directorships during past 5 years                                                           since 1             by Trustee
James A. Shepherdson, Born: 1952                                                            2004                49
President and Chief Executive Officer
Executive Vice President, Manulife Financial Corporation (since 2004);
Chairman, Director, President and Chief Executive Officer, John Hancock
Advisers, LLC and The Berkeley Financial Group, LLC (holding company);
Chairman, Director, President and Chief Executive Officer, John Hancock
Funds, LLC; Chairman, President, Director and Chief Executive Officer,
Sovereign Asset Management Corporation ("SAMCorp"); Director, Chairman
and President, NM Capital Management, Inc.; President, John Hancock
Retirement Services, John Hancock Life Insurance Company (until 2004);
Chairman, Essex Corporation (until 2004); Co-Chief Executive Officer,
MetLife Investors Group (until 2003); Senior Vice President, AXA/Equitable
Insurance Company (until 2000).

30


Principal officers who are not Trustees

Name, age
Position(s) held with Fund                                                                                      Officer
Principal occupation(s) and                                                                                     of Fund
directorships during past 5 years                                                                               since
William H. King, Born: 1952                                                                                     1988
Vice President and Treasurer
Vice President and Assistant Treasurer, the Adviser; Vice President and Treasurer of each of the John Hancock funds; Assistant Treasurer of each of the John Hancock funds (until 2001).

Susan S. Newton, Born: 1950                                                                                     1984
Senior Vice President, Secretary and Chief Legal Officer
Senior Vice President, Secretary and Chief Legal Officer, SAMCorp., the Adviser and each of the John Hancock funds, John Hancock Funds and The Berkeley Financial Group, LLC;
Vice President, Signature Services (until 2000); Director, Senior Vice President and Secretary,
NM Capital Management, Inc.


  The business address for all Trustees and Officers is 101 Huntington Avenue, Boston, Massachusetts 02199.

  The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available, without charge, upon request, by calling
  1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit Committee.

3 Non-independent Trustees hold positions with the Fund's investment adviser, underwriter and certain other affiliates.

OUR FAMILY
OF FUNDS

-------------------------------------------------------------
Equity                      Balanced Fund
                            Classic Value Fund
                            Core Equity Fund
                            Focused Equity Fund
                            Growth Trends Fund
                            International Fund
                            Large Cap Equity Fund
                            Large Cap Growth Fund
                            Large Cap Select Fund
                            Mid Cap Growth Fund
                            Multi Cap Growth Fund
                            Small Cap Fund
                            Small Cap Equity Fund
                            Small Cap Growth Fund
                            Sovereign Investors Fund
                            U.S. Global Leaders Growth Fund

-------------------------------------------------------------
Sector                      Biotechnology Fund
                            Financial Industries Fund
                            Health Sciences Fund
                            Real Estate Fund
                            Regional Bank Fund
                            Technology Fund

-------------------------------------------------------------
Income                      Bond Fund
                            Government Income Fund
                            High Income Fund
                            High Yield Fund
                            Investment Grade Bond Fund
                            Strategic Income Fund

-------------------------------------------------------------
Tax-Free Income             California Tax-Free Income Fund
                            High Yield Municipal Bond Fund
                            Massachusetts Tax-Free Income Fund
                            New York Tax-Free Income Fund
                            Tax-Free Bond Fund

-------------------------------------------------------------
Money Market                Money Market Fund
                            U.S. Government Cash Reserve

A fund's investment objectives, risks, charges and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, call your financial professional, call John Hancock Funds at 1-800-225-5291 or visit our Web site at www.jhfunds.com. Please read the prospectus carefully before investing or sending money.

For more information

The Fund's proxy voting policies, procedures and records are available without charge, upon request:

By phone            On the Fund's Web site     On the SEC's Web site

1-800-225-5291      www.jhfunds.com/proxy      www.sec.gov


Investment adviser

John Hancock Advisers, LLC
101 Huntington Avenue
Boston, MA 02199-7603

Principal distributor

John Hancock Funds, LLC
101 Huntington Avenue
Boston, MA 02199-7603

Custodian

The Bank of New York
One Wall Street
New York, NY 10286

Transfer agent

John Hancock Signature
Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

Legal counsel

Wilmer Cutler Pickering
Hale and Dorr LLP
60 State Street
Boston, MA 02109-1803

Independent registered public accounting firm

PricewaterhouseCoopers LLP
125 High Street
Boston, MA 02110


How to contact us

Internet   www.jhfunds.com

Mail       Regular mail:                       Express mail:
           John Hancock                        John Hancock
           Signature Services, Inc.            Signature Services, Inc.
           1 John Hancock Way, Suite 1000      Mutual Fund Image Operations
           Boston, MA 02217-1000               529 Main Street
                                               Charlestown, MA 02129

Phone      Customer service representatives    1-800-225-5291
           24-hour automated information       1-800-338-8080
           TDD line                            1-800-554-6713

A listing of month-end portfolio holdings is available on our Web site, www.jhfunds.com. A more detailed portfolio holdings summary is available on a quarterly basis 60 days after the fiscal quarter on our Web site or upon request by calling 1-800-225-5291, or on the Securities and Exchange Commission's Web site, www.sec.gov.

[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-225-5291
1-800-554-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

Now available: electronic delivery
www.jhfunds.com/edelivery

This report is for the information of
the shareholders of the John Hancock
Large Cap Growth Fund.

2000A 10/04
      12/04

                  JOHN HANCOCK U.S. GLOBAL LEADERS GROWTH FUND
         NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS - (UNAUDITED)
                                  JUNE 30, 2004




Pro forma combined financial statements are intended to provide shareholders of John Hancock U.S. Global Leaders Growth Fund and John Hancock Large Cap Growth Fund with information about the impact of the proposed merger by indicating how the funds might have been affected had the merger been consummated as of June 30, 2003.

The unaudited pro forma combined statements of assets and liabilities and results of operations as of June 30, 2004, have been prepared to reflect the merger of the John Hancock U.S. Global Leaders Growth Fund and the John Hancock Large Cap Growth Fund. The statements also include the pro forma adjustments described in the notes below.

(a) Acquisition by John Hancock U.S. Global Leaders Growth Fund of all the assets of the John Hancock Large Cap Growth Fund and the issuance of John Hancock U.S. Global Leaders Growth Fund Class A, Class B, and Class C shares in exchange for all of the outstanding Class A, Class B, and Class C shares, respectively of John Hancock Large Cap Growth Fund.


(b) The 12b-1 fee reflects the application of the fee structure which will be in effect for the John Hancock U.S. Global Leaders Growth Fund:
         0.25% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets.


(c) The transfer agent fee for each of the Class A, Class B, and Class C shares is the total of the respective individual fund's transfer agent fees.


(d) The actual expenses incurred by the John Hancock U.S. Global Leaders Growth Fund and the John Hancock Large Cap Growth Fund for various expenses included on a pro forma basis were reduced to reflect the estimated savings arising from the merger.


(e) The Adviser has agreed to limit U.S. Global Leaders Growth Fund's total operating expenses for at least one year from the date of the reorganization, to 1.35% of average daily net assets for Class A shares and 2.10% of average daily net assets for Class B and Class C shares.

John Hancock U.S. Global Leaders Growth Fund
Pro-forma Statement of Assets and Liabilities
For the twelve month period ended June 30, 2004
(Unaudited)


                                                                US GLOBAL LEADERS GROWTH                 LARGE CAP GROWTH
                                                                           FUND                                FUND
                                                            - ------------------------------------  --------------------------------
Assets:
    Investments at value
    (cost - $944,991,762 and $201,776,996, respectively)                      $ 1,092,119,871                      $ 237,392,200
    Cash                                                                                  117                                 82
    Receivable for investments sold                                                 3,618,395                                  -
    Receivable for shares sold                                                              -                                383
    Dividends and interest receivable                                                 514,980                            124,165
    Other assets                                                                       29,416                             41,553
                                                          ------------------------------------  ---------------------------------

                                 Total Assets                                   1,096,282,779                        237,558,383
                                 -------------------------------------------------------------  ---------------------------------
Liabilities:
    Payable for investments purchased                                              14,852,599                                  -
    Payable for shares repurchased                                                    539,905                             71,934
    Payable for securities on loan                                                198,440,533                         44,550,161
    Payable to affiliates                                                             859,065                            301,743
    Accounts payable and accrued expenses                                              12,520                            108,995
                                                          ------------------------------------  ---------------------------------
                                 Total Liabilities                                214,704,622                         45,032,833
                                 -------------------------------------------------------------  ---------------------------------
Net Assets:
    Capital paid-in                                                               756,945,518                        419,048,001
    Accumulated net realized gain (loss) on investments                           (20,821,741)                      (260,740,596)
    Net unrealized appreciation of investments                                    147,128,109                         35,615,204
    Accumulated net investment loss                                                (1,673,729)                        (1,397,059)
                                                          ------------------------------------  ---------------------------------
                                                                                $ 881,578,157                      $ 192,525,550
=================================================================================================================================
Net Assets
US Global Leaders Growth Fund
         Class A                                                                $ 486,102,503
         Class B                                                                $ 187,146,227
         Class C                                                                $ 199,330,069
         Class I                                                                  $ 7,533,836
         Class R                                                                  $ 1,465,522
Large Cap Growth Fund
         Class A                                                                            -                $       145,582,177
         Class B                                                                            -                $        43,409,017
         Class C                                                                            -                $         3,534,356
===================================================================================================================================
Shares outstanding
US Global Leaders Growth Fund
         Class A                                                                   18,121,293                                  -
         Class B                                                                    7,087,690                                  -
         Class C                                                                    7,549,062                                  -
         Class I                                                                      278,598                                  -
         Class R                                                                       54,832                                  -
Large Cap Growth Fund
         Class A                                                                                                      14,758,530
         Class B                                                                                                       4,837,626
         Class C                                                                                                         394,093
===============================================================================================              =======================
Net Asset Value Per Share
         Class A                                                                      $ 26.82                             $ 9.86
         Class B                                                                      $ 26.40                             $ 8.97
         Class C                                                                      $ 26.40                             $ 8.97
         Class I                                                                      $ 27.04
         Class R                                                                      $ 26.73
================================================================================================            ========================

                                                                                                                PRO FORMA
                                                                              ADJUSTMENTS                        COMBINED
                                                                       -------------------------     ------------------------------
Assets:
    Investments at value
    (cost - $944,991,762 and $201,776,996, respectively)                                     $ -                    $ 1,329,512,071
    Cash                                                                                       -                                199
    Receivable for investments sold                                                            -                          3,618,395
    Receivable for shares sold                                                                 -                                383
    Dividends and interest receivable                                                          -                            639,145
    Other assets                                                                               -                             70,969

                                                                       --------------------------     ------------------------------
                                 Total Assets                                                  -                      1,333,841,162
                                 ----------------------------------------------------------------     ------------------------------
Liabilities:
    Payable for investments purchased                                                          -                         14,852,599
    Payable for shares repurchased                                                             -                            611,839
    Payable for securities on loan                                                             -                        242,990,694
    Payable to affiliates                                                                      -                          1,160,808
    Accounts payable and accrued expenses                                                      -                            121,515
                                                                       --------------------------     ------------------------------
                                 Total Liabilities                                             -                        259,737,455
                                 ----------------------------------------------------------------     ------------------------------
Net Assets:
    Capital paid-in                                                                            -                      1,175,993,519
    Accumulated net realized gain (loss) on investments                                                                (281,562,337)
    Net unrealized appreciation of investments                                                 -                        182,743,313
    Accumulated net investment loss                                                                 -                    (3,070,788)
                                                                       --------------------------     ------------------------------
                                                                                             $ -                    $ 1,074,103,707
=================================================================================================     ==============================
Net Assets
US Global Leaders Growth Fund
         Class A                                                                     145,582,177                      $ 631,684,680
         Class B                                                                      43,409,017                      $ 230,555,244
         Class C                                                                       3,534,356                      $ 202,864,425
         Class I                                                                               -                        $ 7,533,836
         Class R                                                                               -                        $ 1,465,522
Large Cap Growth Fund
         Class A                                                                    (145,582,177)                                 -
         Class B                                                                     (43,409,017)                                 -
         Class C                                                                      (3,534,356)                                 -
====================================================================================================================================
Shares outstanding
US Global Leaders Growth Fund
         Class A                                                                       5,428,120 (a)                     23,549,413
         Class B                                                                       1,644,281 (a)                      8,731,971
         Class C                                                                         133,877 (a)                      7,682,939
         Class I                                                                                                            278,598
         Class R                                                                                                             54,832
Large Cap Growth Fund
         Class A                                                                     (14,758,530)(a)                              -
         Class B                                                                      (4,837,626)(a)                              -
         Class C                                                                        (394,093)(a)                              -
=================================================================================================              =====================
Net Asset Value Per Share
         Class A                                                                               - (a)                        $ 26.82
         Class B                                                                               - (a)                        $ 26.40
         Class C                                                                               - (a)                        $ 26.40
         Class I                                                                               - (a)                        $ 27.04
         Class R                                                                               - (a)                        $ 26.73
=================================================================================================              =====================

Restated to include John Hancock Large Cap Growth Fund merged into John Hancock U.S. Global Leaders Growth Fund on June 30, 2004.

See notes to pro-forma financial statements

John Hancock U.S. Global Leaders Growth Fund
Pro-forma Statement of Assets and Liabilities
For the twelve month period ended June 30, 2004
(Unaudited)

-----------------------------------------------------------------------------------------------------------------------------------

                                                                          US GLOBAL LEADERS GROWTH               LARGE CAP GROWTH
                                                                                     FUND                              FUND
                                                                      ----------------------------  -------------------------------
Investment Income:
Dividends (net of foreign withholding tax of none
     and $10,559, respectively)                                                       $ 8,804,995                      $ 1,686,834
Securities lending                                                                        192,565                           94,567
Interest                                                                                  157,287                           14,377
                                                                      ----------------------------  -------------------------------
                                                                                        9,154,847                        1,795,778
                                                                      ----------------------------  -------------------------------

Expenses:
     Investment management fees                                                         5,367,602                        1,498,453
     Class A distribution and service fees                                                982,854                          442,245
     Class B distribution and service fees                                              1,600,393                          488,020
     Class C distribution and service fees                                              1,561,655                           35,770
     Class R distribution and service fees                                                  1,732                                -
     Class A, Class B and Class C transfer agent fees                                   1,957,303                        1,191,509
     Transfer agent fee Class I                                                             3,051                                -
     Transfer agent fee Class R                                                             1,738                                -
     Accounting and legal services fees                                                   206,661                           57,521
     Registration and filing fees                                                          92,055                           44,252
     Custodian fees                                                                        87,428                           41,258
     Printing                                                                              49,301                           44,763
     Miscellaneous                                                                         40,482                           15,974
     Professional fees                                                                     33,739                           41,529
     Trustees' fees                                                                        29,219                           11,362
     Interest expense                                                                       3,457                            8,353
     Securities lending fees                                                                2,996                            2,310

                                                                      ---------------------------- -------------------------------
                Total Expenses                                                         12,021,666                        3,923,319
                Less Expense Reductions                                                   (44,081)                         (44,046)
                ----------------------------------------------------------------------------------  -------------------------------
                Net Expenses                                                           11,977,585                        3,879,273
                ----------------------------------------------------------------------------------  -------------------------------
                                                                      ----------------------------  -------------------------------
                Net Investment loss                                                    (2,822,738)                      (2,083,495)
                ----------------------------------------------------------------------------------  -------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
       Net realized gain (loss) on:
            Investments                                                                (5,152,999)                      18,591,265
           Written options                                                                      -                          272,877
       Change in net unrealized appreciation (depreciation) of
            Investments                                                               101,200,397                        6,125,320
                                                                      ----------------------------  -------------------------------
     Net realized and unrealized gain                                                  96,047,398                       24,989,462
                                                                      ----------------------------  -------------------------------
     Increase in net assets resulting from operations                                $ 93,224,660                     $ 22,905,967
     =============================================================================================  ===============================



                                                                                                                   PRO-FORMA
                                                                                 ADJUSTMENTS                        COMBINED
                                                                      -----------------------------     ---------------------------
Investment Income:
Dividends (net of foreign withholding tax of none
     and $10,559, respectively)                                                               $ -                     $ 10,491,829
Securities lending                                                                              -                          287,132
Interest                                                                                        -                          171,664
                                                                     -----------------------------     ----------------------------
                                                                                                -                       10,950,625
                                                                     -----------------------------     ----------------------------

Expenses:
     Investment management fees                                                                 -                        6,866,055
     Class A distribution and service fees                                                (74,040)(b)                    1,351,059
     Class B distribution and service fees                                                      -                        2,088,413
     Class C distribution and service fees                                                      -                        1,597,425
     Class R distribution and service fees                                                      -                            1,732
     Class A, Class B and Class C transfer agent fees                                           -                        3,148,812
     Transfer agent fee Class I                                                                 -                            3,051
     Transfer agent fee Class R                                                                 -                            1,738
     Accounting and legal services fees                                                         -                          264,182
     Registration and filing fees                                                         (22,126)(d)                      114,181
     Custodian fees                                                                       (13,751)(d)                      114,935
     Printing                                                                             (22,382)(d)                       71,682
     Miscellaneous                                                                         (7,987)(d)                       48,469
     Professional fees                                                                    (15,238)(d)                       60,030
     Trustees' fees                                                                             -                           40,581
     Interest expense                                                                           -                           11,810
     Securities lending fees                                                                    -                            5,306

                                                                     -----------------------------     ----------------------------
                Total Expenses                                                           (155,524)                      15,789,461
                Less Expense Reductions                                                  (643,407)(d)                     (731,534)
                -----------------------------------------------      -----------------------------     ----------------------------
                Net Expenses                                                             (798,931)                      15,057,927
                -----------------------------------------------      -----------------------------     ----------------------------
                                                                     -----------------------------     ----------------------------
                Net Investment loss                                                       798,931                       (4,107,302)
                -----------------------------------------------      -----------------------------     ----------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
       Net realized gain (loss) on:
            Investments                                                                         -                       13,438,266
           Written options                                                                      -                          272,877
       Change in net unrealized appreciation (depreciation) of
            Investments                                                                         -                      107,325,717
                                                                     -----------------------------     ----------------------------
     Net realized and unrealized gain                                                           -                      121,036,860
                                                                     -----------------------------     ----------------------------
     Increase in net assets resulting from operations                                   $ 798,931                    $ 116,929,558
     ==========================================================      =============================     ============================





See notes to pro-forma financial statements




John Hancock U.S. Global Leaders Growth Fund
Schedule of Investments
June 30, 2004 (unaudited)

                                                                     ---------------------------------------------------------------
                                                                     U.S. Global Leaders       Large             U.S. Global Leaders
                                                                             Growth          Cap Growth            Growth Combined
------------------------------------------------------------------------------------------------------------------------------------
            Issuer, Description        % of Net  Interest  Maturity             Market              Market                  Market
                                         Assets    Rate      Date    Shares     Value     Shares     Value       Shares      Value
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS

Air Freight & Logistics                  4.10%
United Parcel Service, Inc (Class B)(A)                              585,800  44,034,586                         585,800  44,034,586
                                                                              ----------                                  ----------

Aluminum                                 0.11%
Alcoa, Inc. (A)                                                                            35,000   1,156,050     35,000   1,156,050
                                                                                                   ----------             ----------

Biotechnology                            2.24%
Amgen, Inc.                                                                                70,000   3,819,900     70,000   3,819,900
Biogen Idec, Inc. (A)(B)                                                                   42,000   2,656,500     42,000   2,656,500
Genzyme Corp (A) (B)                                                 371,400  17,578,362                         371,400  17,578,362
                                                                              ----------           ----------             ----------
                                                                                                    6,476,400             24,054,762
                                                                                                   ----------             ----------

Brewers                                  4.21%
Anheuser-Busch Cos., Inc.                                            797,800  43,081,200   40,163   2,168,802    837,963  45,250,002
                                                                              ----------           ----------             ----------

Broadcasting & Cable TV                  1.37%
Comcast Corp. (Special Class A) (A)                                                       199,125   5,497,841    199,125   5,497,841
DIRECTV Group, Inc. (The)                                                                 164,642   2,815,378    164,642   2,815,378
Liberty Media Corp. (Class A) (B)                                                         140,000   1,258,600    140,000   1,258,600
Liberty Media International, Inc. (B)                                                       7,000     259,700      7,000     259,700
Time Warner, Inc. (A)                                                                     280,000   4,922,400    280,000   4,922,400
                                                                                                   ----------             ----------
                                                                                                   14,753,919             14,753,919
                                                                                                   ----------             ----------

Casinos & Gaming                         0.11%
International Game Technology                                                              30,000   1,158,000     30,000   1,158,000
                                                                                                   ----------             ----------

Computer Hardware                        5.33%
Dell, Inc. (A) (B)                                                 1,597,250  57,213,495                       1,597,250  57,213,495
                                                                              ----------                                  ----------

Communications Equipment                 1.47%
Avaya, Inc. (B)                                                                           105,000   1,657,950    105,000   1,657,950
Cisco Systems, Inc. (B)                                                                   214,500   5,083,650    214,500   5,083,650
Emulex Corp. (A)(B)                                                                       160,000   2,289,600    160,000   2,289,600
Motorola, Inc.                                                                            215,000   3,923,750    215,000   3,923,750
Nortel Networks Corp. (Canada)                                                            560,000   2,794,400    560,000   2,794,400
                                                                                                   ----------             ----------
                                                                                                   15,749,350             15,749,350
                                                                                                   ----------             ----------

Computer & Electronics Retail            0.26%
Best Buy Co., Inc.                                                                         55,000   2,790,700     55,000   2,790,700
                                                                                                   ----------             ----------

John Hancock U.S. Global Leaders Growth Fund
Schedule of Investments
June 30, 2004 (unaudited)

                                                                     ---------------------------------------------------------------
                                                                     U.S. Global Leaders       Large             U.S. Global Leaders
                                                                             Growth          Cap Growth            Growth Combined
------------------------------------------------------------------------------------------------------------------------------------
            Issuer, Description        % of Net  Interest  Maturity             Market              Market                  Market
                                         Assets    Rate      Date    Shares     Value     Shares     Value       Shares      Value
------------------------------------------------------------------------------------------------------------------------------------
Computer Storage & Peripherals           0.48%
EMC Corp.                                                                                  455,000  5,187,000    455,000   5,187,000
                                                                                                    ---------             ----------

Construction & Farm Machinery &
Heavy Trucks                             0.28%
Caterpillar, Inc.                                                                           38,000  3,018,720     38,000   3,018,720
                                                                                                    ---------             ----------

Consumer Finance                         0.14%
Capital One Financial Corp.                                                                 22,000  1,504,360     22,000   1,504,360
                                                                                                    ---------             ----------

Data Processing & Outsourced Services    3.40%
Paychex, Inc.                                                                               60,000  2,032,800     60,000   2,032,800
                                                                                                    ---------             ----------
Automatic Data Processing, Inc.                                      823,750  34,498,650                         823,750  34,498,650
                                                                              ----------                                  ----------
                                                                                                                          36,531,450
                                                                                                                          ----------

Diversified Commercial Services          0.27%
Cendant Corp.                                                                              120,000  2,937,600    120,000   2,937,600
                                                                                                    ---------             ----------

Electronic Components & Equipment        0.24%
Emerson Electric Co.                                                                        40,000  2,542,000     40,000   2,542,000
                                                                                                    ---------             ----------

Electronic Manufacturing Services        0.11%
Flextronics International Ltd. (A)(B)
(Singapore)                                                                                 72,000  1,148,400     72,000   1,148,400
                                                                                                    ---------             ----------

Employment Services                      0.28%
Manpower, Inc.                                                                              59,450  3,018,276     59,450   3,018,276
                                                                                                    ---------             ----------

General Merchandise Stores               0.31%
Family Dollar Stores, Inc.                                                                  60,000  1,825,200     60,000   1,825,200
Target Corp.                                                                                35,000  1,486,450     35,000   1,486,450
                                                                                                    ---------             ----------
                                                                                                    3,311,650              3,311,650
                                                                                                    ---------             ----------

Health Care Equipment                    4.11%
Medtronic, Inc. (A)                                                  795,400  38,751,888    64,776  3,155,887    860,176  41,907,775
                                                                              ----------
Zimmer Holdings, Inc. (A)(B)                                                                25,000  2,205,000     25,000   2,205,000
                                                                                                    ---------             ----------
                                                                                                    5,360,887             44,112,775
                                                                                                    ---------             ----------

Health Care Services                     0.22%
Express Scripts, Inc. (A)(B)                                                                30,000  2,376,900     30,000   2,376,900
                                                                                                    ---------             ----------

John Hancock U.S. Global Leaders Growth Fund
Schedule of Investments
June 30, 2004 (unaudited)

                                                                     ---------------------------------------------------------------
                                                                     U.S. Global Leaders       Large             U.S. Global Leaders
                                                                             Growth          Cap Growth            Growth Combined
------------------------------------------------------------------------------------------------------------------------------------
            Issuer, Description        % of Net  Interest  Maturity             Market              Market                  Market
                                         Assets    Rate      Date    Shares     Value     Shares     Value       Shares      Value
------------------------------------------------------------------------------------------------------------------------------------
Health Care Supplies                     3.72%
Johnson & Johnson (B)                                                638,300  35,553,310   80,017   4,456,947    718,317  40,010,257
                                                                              ----------           ----------             ----------

Home Improvement Retail                  4.29%
Home Depot, Inc. (The)                                             1,237,700  43,567,040   70,000   2,464,000  1,307,700  46,031,040
                                                                              ----------           ----------             ----------

Household Products                       7.76%
Clorox Co. (The)                                                                           27,000   1,452,060     27,000   1,452,060
Procter & Gamble Co. (The) (A)                                       690,300  37,579,932   50,000   2,722,000    740,300  40,301,932
Colgate-Palmolive Co. (A)                                            711,250  41,572,562                         711,250  41,572,562
                                                                              ----------           ----------             ----------
                                                                              79,152,494            4,174,060             83,326,554
                                                                              ----------           ----------             ----------

Hypermarkets & Super Centers             3.47%
Costco Wholesale Corp.                                                                     30,000   1,232,100     30,000   1,232,100
Wal-Mart Stores, Inc.                                                665,763  35,125,656   16,564     873,917    682,327  35,999,573
                                                                              ----------           ----------             ----------
                                                                                                    2,106,017             37,231,673
                                                                                                   ----------             ----------

Industrial Conglomerates                 1.00%
3M Co.                                                                                     20,000   1,800,200     20,000   1,800,200
General Electric Co.                                                                       75,456   8,924,774    275,456   8,924,774
                                                                                                   ----------             ----------
                                                                                                   10,724,974             10,724,974
                                                                                                   ----------             ----------
Industrial Machinery                     0.19%
Parker- Hannifin Corp.                                                                     35,000   2,081,100     35,000   2,081,100
                                                                                                   ----------             ----------

Insurance Brokers                        2.09%
Marsh & McLennan Cos., Inc. (A)                                      495,200  22,472,176                         495,200  22,472,176
                                                                              ----------                                  ----------

Internet Retail                          0.11%
InterActiveCorp (A)(B)                                                                     40,000   1,205,600     40,000   1,205,600
                                                                                                   ----------             ----------

Internet Software & Services             0.44%
Yahoo! Inc. (A)(B)                                                                         30,000   4,722,900    130,000   4,722,900
                                                                                                   ----------             ----------

Investment Banking & Brokerage           0.41%
Goldman Sachs Group, Inc. (The)                                                            15,600   1,468,896     15,600   1,468,896
Merrill Lynch & Co., Inc.                                                                  55,000   2,968,900     55,000   2,968,900
                                                                                                   ----------             ----------
                                                                                                    4,437,796              4,437,796
                                                                                                   ----------             ----------

Managed Health Care                      0.21%
UnitedHealth Group, Inc. (A)                                                               36,000   2,241,000     36,000   2,241,000
                                                                                                   ----------             ----------

John Hancock U.S. Global Leaders Growth Fund
Schedule of Investments
June 30, 2004 (unaudited)

                                                                     ---------------------------------------------------------------
                                                                     U.S. Global Leaders       Large             U.S. Global Leaders
                                                                             Growth          Cap Growth            Growth Combined
------------------------------------------------------------------------------------------------------------------------------------
            Issuer, Description        % of Net  Interest  Maturity             Market              Market                  Market
                                         Assets    Rate      Date    Shares     Value     Shares     Value       Shares      Value
------------------------------------------------------------------------------------------------------------------------------------
Movies & Entertainment                   0.18%
Viacom, Inc. (Class B)                                                                     55,000   1,964,600     55,000   1,964,600
                                                                                                   ----------              ---------

Multi-Line Insurance                     4.29%
American International Group, Inc.                                   601,262  42,857,955   45,000   3,207,600    646,262  46,065,555
                                                                              ----------           ----------             ----------

Oil & Gas Drilling                       0.16%
ENSCO International, Inc.                                                                  60,000   1,746,000     60,000   1,746,000
                                                                                                   ----------              ---------

Oil & Gas Equipment & Services           0.28%
BJ Services Co.                                                                            65,000   2,979,600     65,000   2,979,600
                                                                                                   ----------              ---------

Oil & Gas Exploration & Production       0.38%
Apache Corp.                                                                               40,000   1,742,000     40,000   1,742,000
EOG Resources, Inc.                                                                        40,000   2,388,400     40,000   2,388,400
                                                                                                   ----------              ---------
                                                                                                    4,130,400              4,130,400
                                                                                                   ----------              ---------

Other Diversified Financial Services     0.15%
Citigroup, Inc.                                                                            35,000   1,627,500     35,000   1,627,500
                                                                                                   ----------              ---------

Packaged Food & Meats                    2.82%
Wrigley (Wm.) Jr. Co. (A)                                            480,500  30,295,525                         480,500  30,295,525
                                                                              ----------                                  ----------

Personal Products                        3.68%
Estee Lauder Cos., Inc. (The) (Class A)                                                    45,000   2,195,100     45,000   2,195,100
                                                                                                   ----------
Gillette Co. (The) (A)                                               880,092  37,315,901                         880,092  37,315,901
                                                                              ----------                                  ----------
                                                                                                                          39,511,001
                                                                                                                          ----------

Pharmaceuticals                          7.03%
Abbot Laboratories                                                   410,150  16,717,714   40,000   1,630,400    450,150  18,348,114
                                                                              ----------
Alnylam Pharmaceuticals, Inc. (A)(B)                                                      470,450   3,556,602    470,450   3,556,602
Forest Laboratories, Inc. (B)                                                              30,000   1,698,900     30,000   1,698,900
Merck & Co., Inc.                                                                          25,000   1,187,500     25,000   1,187,500
Pfizer, Inc.                                                       1,292,100  44,293,188  186,561   6,395,311  1,478,661  50,688,499
                                                                              ----------           ----------             ----------
                                                                                                   14,468,713             75,479,615
                                                                                                   ----------              ---------

Regional Banks                           3.52%
State Street Corp. (A)                                               770,550  37,787,772                         770,550  37,787,772
                                                                              ----------                                  ----------

John Hancock U.S. Global Leaders Growth Fund
Schedule of Investments
June 30, 2004 (unaudited)

                                                                    ---------------------------------------------------------------
                                                                     U.S. Global Leaders       Large             U.S. Global Leaders
                                                                             Growth          Cap Growth            Growth Combined
-----------------------------------------------------------------------------------------------------------------------------------
            Issuer, Description       % of Net  Interest  Maturity             Market              Market                  Market
                                        Assets    Rate      Date    Shares     Value     Shares     Value       Shares      Value
-----------------------------------------------------------------------------------------------------------------------------------
Reinsurance                             0.17%
RenaissanceRe Holdings Ltd. (Bermuda)                                                      33,000   1,780,350     33,000   1,780,350
                                                                                                   ----------             ----------

Restaurants                             3.71%
McDonald's Corp.                                                                           75,000   1,950,000     75,000   1,950,000
                                                                                                   ----------
Starbucks Corp. (A)(B)                                              872,820  37,950,214                          872,820  37,950,214
                                                                             ----------                                   ----------
                                                                                                                          39,900,214
                                                                                                                          ----------

Semiconductor Equipment                 0.45%
Applied Materials, Inc. (A)(B)                                                            155,000   3,041,100    155,000   3,041,100
ASML Holding NV (NY Reg Shares)
(Netherlands) (A)(B)                                                                      105,000   1,796,550    105,000   1,796,550
                                                                                                   ----------             ----------
                                                                                                    4,837,650              4,837,650
                                                                                                   ----------             ----------

Semiconductors                          1.13%
Analog Devices, Inc.                                                                       65,000   3,060,200     65,000   3,060,200
Fairchild Semiconductor
International, Inc. (B)                                                                   135,000   2,209,950    135,000   2,209,950
Intel Corp. (A)                                                                           249,000   6,872,400    249,000   6,872,400
                                                                                                   ----------             ----------
                                                                                                   12,142,550             12,142,550
                                                                                                   ----------             ----------
Soft Drinks                             3.78%
Coca-Cola Co. (The)                                                 764,500  38,591,960    40,000   2,019,200    804,500  40,611,160
                                                                             ----------            ----------             ----------

Specialty Stores                        7.90%
Staples, Inc. (A)(B)                                              1,820,125  53,347,864    55,400   1,623,774  1,875,525  54,971,638
                                                                                                   ----------
Tiffany & Co.                                                       810,320  29,860,292                          810,320  29,860,292
                                                                             ----------                                   ----------
                                                                             83,208,156                                   84,831,930
                                                                             ----------                                   ----------

Systems Software                        5.73%
Microsoft Corp.                                                   1,729,100  49,383,096   302,650   8,643,684  2,031,750  58,026,780
                                                                             ---------
Oracle Corp. (B)                                                                          160,000   1,908,800    160,000   1,908,800
VERITAS Software Corp. (A)(B)                                                              60,000   1,662,000     60,000   1,662,000
                                                                                                   ----------             ----------
                                                                                                   12,214,484             61,597,580
                                                                                                   ----------             ----------

Telecommunications Equipment            0.18%
Nokia Oyj  (Finland)                                                                      135,000   1,962,900    135,000   1,962,900
                                                                                                   ----------             ----------

Thrifts & Mortgage Finance              0.34%
Fannie Mae                                                                                 27,360   1,952,410     27,360   1,952,410
Sovereign Bancorp, Inc. (A)                                                                75,000   1,657,500     75,000   1,657,500
                                                                                                   ----------             ----------
                                                                                                    3,609,910              3,609,910
                                                                                                   ----------             ----------

John Hancock U.S. Global Leaders Growth Fund
Schedule of Investments
June 30, 2004 (unaudited)

                                                                         -----------------------------------------------------
                                                                         U.S. Global Leaders                 Large
                                                                                 Growth                    Cap Growth
------------------------------------------------------------------------------------------------------------------------------
            Issuer, Description       % of Net  Interest  Maturity                    Market                        Market
                                        Assets    Rate      Date         Shares        Value          Shares         Value
------------------------------------------------------------------------------------------------------------------------------
Wireless Telecommunications Services      0.26%
Vodafone Group Plc, American
Depository Receipt
(United Kingdom)                                                                                     125,000        2,762,500
                                                                                                                  -----------
TOTAL COMMON STOCKS                      98.87%                                      869,430,338                  192,529,039
(Cost $879,216,064)                                                                -------------                  -----------
                                                                   ---------------               ---------------
                                                                      Par Value                     Par Value
                                                                   (000's Omitted)               (000's Omitted)
                                                                   ---------------               ---------------
SHORT-TERM INVESTMENTS

Joint Repurchase Agreement                2.28%
Investment in a joint repurchase
agreement transaction with USB
Warburg, Inc. - Dated 06-30-04
(Securted by U.S. Treasury Inflation
Indexed Bonds 3.625% due 04-15-28
and 3.375% due 04-15-32, U.S.
Treasury Inflation Indexed Note
2.000% due 01-15-14)                             1.30%    07-01-04       24,249       24,249,000         313          313,000
                                                                                   -------------                  -----------
                                                                   ---------------               ---------------
                                                                       Shares                        Shares
                                                                   ---------------               ---------------

Cash Equivalents                         22.62%
AIM Cash Investment Trust (C)                                       198,440,533      198,440,533  44,550,161       44,550,161
                                                                                   -------------                  -----------
                                                                                   -------------                  -----------
TOTAL SHORT-TERM INVESTMENTS             24.91%                                      222,689,533                   44,863,161
(Cost $267,552,694)                                                                -------------                  -----------


TOTAL INVESTMENTS                       123.78%                                    1,092,119,871                  237,392,200
                                                                                   -------------                  -----------
OTHER ASSETS AND LIABILITIES, NET       -23.78%                                     (210,541,714)                 (44,866,650)
                                                                                   -------------                  -----------
TOTAL NET ASSETS                        100.00%                                      881,578,157                  192,525,550
                                                                                   =============                  ===========

                                       -------------------------------
                                             U.S. Global Leaders
                                                Growth Combined
----------------------------------------------------------------------
            Issuer, Description       %                     Market
                                           Shares            Value
----------------------------------------------------------------------
Wireless Telecommunications Services
Vodafone Group Plc, American
Depository Receipt
(United Kingdom)                            125,000          2,762,500
                                                         -------------
TOTAL COMMON STOCKS                                      1,061,959,377
(Cost $879,216,064)                                      -------------
                                       ---------------
                                          Par Value
                                       (000's Omitted)
                                       ---------------
SHORT-TERM INVESTMENTS

Joint Repurchase Agreement
Investment in a joint repurchase
agreement transaction with USB
Warburg, Inc. - Dated 06-30-04
(Securted by U.S. Treasury Inflation
Indexed Bonds 3.625% due 04-15-28
and 3.375% due 04-15-32, U.S.
Treasury Inflation Indexed Note
2.000% due 01-15-14)                         24,562         24,562,000
                                                         -------------
                                       ---------------
                                           Shares
                                       ---------------

Cash Equivalents
AIM Cash Investment Trust (C)           242,990,694        242,990,694
                                                         -------------
                                                         -------------
TOTAL SHORT-TERM INVESTMENTS                               267,552,694
(Cost $267,552,694)                                      -------------


TOTAL INVESTMENTS                                        1,329,512,071
                                                         -------------
OTHER ASSETS AND LIABILITIES, NET                         (255,408,364)
                                                         -------------
TOTAL NET ASSETS                                         1,074,103,707
                                                         =============

(A)  All or a portion of this securities is on loan as of June 30, 2004.

(B)  Non-income-producing security.

(C)  Represents investment of securities lending collateral.

Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer. The percentage shown for each investment category is the total of that category as a percentage of the net assets of the Fund.

                                     PART C

                                OTHER INFORMATION

ITEM 15.  INDEMNIFICATION

No change from the information set forth in Item 27 of the Registration Statement of John Hancock Capital Series (the "Registrant") on Form N-1A under the Securities Act of 1933 and the Investment company Act of 1940 (File Nos. 2-29502 and 811-1677), which information is incorporated herein by reference.



ITEM 16. EXHIBITS:

1                         Registrant's Amended and Restated       Filed as Exhibit 99.a to Registrant's
                          Declaration of Trust                    Registration Statement on Form N-1A and
                                                                  incorporated herein by reference to
                                                                  post-effective amendment no. 54 (file
                                                                  nos. 811-1677 and 2-29502 on February 29,
                                                                  2000; accession no. 0001010521-00-000204)
                                                                  ("PEA 54 ")

1.1                       Amendment to Declaration of Trust       Filed as Exhibit 99.a.1 to PEA 54 and
                                                                  incorporated herein by reference

1.2                       Amendment to Declaration of Trust       Filed as Exhibit 99.a.2 to Registrant's
                                                                  Registration Statement on Form N-1A and
                                                                  incorporated herein by reference to
                                                                  post-effective amendment no. 58 (file
                                                                  nos. 811-1677 and 2-29502 on December 27,
                                                                  2001; accession no. 0001010521-01-500304)
                                                                  ("PEA 58")

1.3                       Amendment to Declaration of Trust       Filed as Exhibit 99.a.3 to Registrant's
                                                                  Registration Statement on Form N-1A and
                                                                  incorporated herein by reference to post-
                                                                  effective amendment no. 61 (file no.
                                                                  811-1677 and 2-29502 on April 3, 2002;
                                                                  accession no. 0001010521-02-000150.

1.4                       Amendment to Declaration of Trust       Filed as Exhibit 99.a.4 to Registrant's
                                                                  Registration Statement on Form N-1A and
                                                                  incorporated herein by reference to post-
                                                                  effective amendment no. 63 (file no.
                                                                  811-1677 and 2-29502 on August 27, 2002;
                                                                  accession no. 0001010521-02-000293.

1.5                       Amendment to Declaration of Trust       Filed as Exhibit 99.a.5 to Registrant's
                                                                  Registration Statement on Form N-1A and
                                                                  incorporated herein by reference to post-
                                                                  effective amendment no. 66 (file no.
                                                                  811-1677 and 2-29502 on May 21, 2003;
                                                                  accession no. 0001010521-03-148).

2                         Amended and Restated By-Laws of         Filed as Exhibit 99.b to Registrant's
                          Registrant                              Registration Statement on Form N-1A and
                                                                  incorporated herein by reference to
                                                                  post-effective amendment no. 48 (file
                                                                  nos. 811-1677 and 2-29502 on February 27,
                                                                  1997; accession no. 0001010521-97-000229)
                                                                  ("PEA 48 ")

2.1                       Amendment to Amended and Restated       Filed as Exhibit 99.(b).1 to PEA 61 and
                          By-Laws of Registrant                   incorporated by reference

3                         Not applicable

4                         Form of Agreement and Plan of           Filed herewith as Exhibit A to the Proxy
                          reorganization                          Statement and Prospectus included as Part
                                                                  A of this Registration Statement

5                         Not applicable

6                         Investment Management Contract          Filed as Exhibit 99.d. to Registrant's
                          between Core Equity Fund and John       Registration Statement on Form N-1A and
                          Hancock Advisers, LLC                   incorporated herein by reference to
                                                                  post-effective amendment no. 52 (file
                                                                  nos. 811-1677 and 2-29502 on February
                                                                  22,1999; accession no.
                                                                  0001010521-99-000135) ("PEA 52")

6.1                       Sub-Investment Advisory Contract        Filed as Exhibit 99.d.1 to PEA 48 and
                          between Core Equity Fund,               incorporated herein by reference
                          Independence Investment LLC and John
                          Hancock Advisers, LLC

6.2                       Investment Management                   Filed as Exhibit 99.(d).2 to PEA
                          Contract between John Hancock U.S.      61 and incorporated herein by
                          Global Leaders Growth Fund and John     reference
                          Hancock Advisers, LLC

6.3                       Sub-Investment Advisory                 Filed as Exhibit 99.d.4 to PEA 63 and
                          Contract between U.S. Global Leaders    incorporated herein by reference
                          Growth Fund, Yeager, Wood & Marshall,
                          Inc. and John Hancock Advisers, LLC

6.4                       Amendment to Sub-Investment Management  Filed as exhibit 99.(d).3 to Registrant's
                          Contract on behalf of John Hancock      Registration Statement on Form N-1A and
                          Core Equity Fund, John Hanccok          incorporated herein by reference to post-
                          Advisers, LLC and Independence          effective amendment no 64 (file nos. 811-1677
                          Investment LLC.                         and 2-29502 on February 28, 2003;
                                                                  accession no. 0001010521-03-000101)("PEA 64")

6.5                       Investment Management Contract          Filed as Exhibit 99.d.3 to PEA 64 and
                          between John Hancock Classic Value      incorporated herein by reference
                          Fund and John Hancock Advisers, LLC

6.6                       Sub-Investment Management               Filed as Exhibit 99.(d).6 to PEA 64 and
                          Contract between John Hancock Classic   incorporated herein by reference.
                          Value Fund, John Hancock Advisers, LLC
                          and Pzena Investment Management, LLC.

6.7                       Investment Management Contract          Filed as Exhibit 99.d.7 to PEA 66 and
                          between John Hancock Large Cap Select   incorporated herein by reference
                          Fund and John Hancock Advisers, LLC

6.8                       Sub-Investment Management               Filed as Exhibit 99.(d).8 to PEA 66 and
                          Contract between John Hancock Large     incorporated herein by reference.
                          Cap Select Fund, John Hancock Advisers,
                          LLC and Shay Assets Management, Inc.

7                         Distribution Agreement between the      Filed as Exhibit 99.e to Registrant's
                          Registrant and John Hancock Funds,      Registration Statement on Form N-1A and
                          LLC. (formerly named John Hancock       incorporated herein by reference to
                          Broker Distribution Services, Inc)      post-effective amendment no. 44 (file
                                                                  nos. 811-1677 and 2-29502 on April 26,
                                                                  1995; accession
                                                                  no.0000950146-95-000180)
                                                                  ("PEA 44 ")

7.1                       Amendment to Distribution Agreement     Filed as Exhibit 99.e.1 to PEA 44 and
                          between the Registrant and John         incorporated herein by reference
                          Hancock Funds, LLC

7.2                       Form of Soliciting Dealer Agreement     Filed as Exhibit 99.e.2 to PEA 52 and
                          between John Hancock Funds, LLC and     incorporated herein by reference
                          Selected Dealers

7.3                       Form of Financial Institution Sales     Filed as Exhibit 99.e.3 to PEA 44 and
                          and Services Agreement                  incorporated herein by reference

7.4                       Amendment to Distribution Agreement     Filed as Exhibit 99.e.4 to PEA 48 and
                          between the Registrant and John         incorporated herein by reference
                          Hancock Funds, LLC

7.5                       Amendment to Distribution Agreement     Filed as Exhibit 99.e.5 to PEA 64 and
                          between the Registrant and John         incorporated herein by reference
                          Hancock Funds, LLC

7.6                       Amendment to Distribution Agreement     Filed as Exhibit 99.e.6 to PEA 64 and
                          between the Registrant and John         incorporated herein by reference
                          Hancock Funds, LLC

8                         Not applicable.

9                         Master Custodian Agreement between      Filed as Exhibit 99.g to PEA 58 and
                          John Hancock Mutual Funds (including    incorporated herein by reference
                          Registrant) and The Bank of New York

9.1                       Amendment to Custodian Agreement        Filed as Exhibit 99.g.1 to PEA 64
                                                                  and incorporated herein by reference

10                        Amended & Restate Master Transfer       Filed as Exhibit 99.h to PEA 52 and
                          Agent Service Agreement between John    incorporated herein by reference
                          Hancock Mutual Funds (including
                          Registrant) and John Hancock Funds,
                          LLC

10.1                      Form of Accounting and Legal Services   Filed as Exhibit 99.h.1 to Registrant's
                          Agreement                               Statement on Form N-1A and incorporated
                                                                  herein by reference to post-effective
                                                                  amendment no. 46 (file nos. 811-1677
                                                                  and 2-29502 on June 14, 1996, accession
                                                                  number 0001010521-96-000095.

10.2                      Amendment to Master Transfer Agent      Filed as Exhibit 99.h.2 to PEA 61
                          Service Agreement                       and incorporated herein by reference

10.3                      Amendment to Master Transfer Agent      Filed as Exhibit 99.h.3 to PEA 52
                          Service Agreement                       and incorporated herein by reference

11                        Class A and Class B Distribution        Filed as Exhibit 99.m to PEA 48 and
                          Plans between Registrant, John          incorporated herein by reference
                          Hancock Core Equity Fund, and John
                          Hancock Funds, LLC

11.1                      Class C Distribution Plans between      Filed as Exhibit 99.m.1 to PEA 52 and
                          Registrant and John Hancock Funds, LLC  incorporated herein by reference

11.2                      Class A, Class B and Class C            Filed as Exhibit 99.m.2 to PEA 61 and
                          Distribution Plan between Registrant,   incorporated herein by reference
                          John Hancock U.S. Global Leaders Growth
                          Fund and John Hancock Funds, LLC dated
                          May 13, 2002

11.3                      Class A, Class B and Class C            Filed as Exhibit 99.m.3 to PEA 64 and
                          Distribution Plan between Registrant,   incorporated herein by reference
                          John Hancock Classic Value Fund
                          and John Hancock Funds, LLC dated
                          November 8, 2002

11.4                      Class A, Class B and Class C            Filed as Exhibit 99.m.4 to PEA 66 and
                          Distribution Plan between Registrant,   incorporated herein by reference
                          John Hancock Large Cap Select Fund
                          and John Hancock Funds, LLC dated
                          August 25, 2003

12                        John Hancock Funds Class A, Class B,    Filed herewith as Exhibit 12
                          Class C and Class I Amended and
                          restated Multiple Class Plan pursuant
                          to Rule 18f-3. John Hancock Funds
                          Class A, Class B, Class C and Class I
                          and Class R Amended and restated Multiple
                          Class Plan pursuant to Rule 18f-3

13                        Opinion as to legality of shares and    Filed herewith as Exhibit 14
                          consent

14                        Form of opinion as to tax matters and   Filed herewith as Exhibit 15
                          consent

15                        Consents of Ernst & Young LLP           Filed herewith as Exhibit 17
                          regarding the audited financial
                          statements of M.S.B. Fund, Inc.

16                        Not applicable

17                        Powers of Attorney                      Filed as addendum to signature pages and
                                                                  incorporated herein

18                        Code of Ethics- John Hancock Funds,     Filed as Exhibit 99.p to Registrant's
                          LLC and Independence Investment LLC     Registration Statement on Form N-1A and
                                                                  incorporated herein by reference to
                                                                  post-effective amendment no. 55 (file
                                                                  nos. 811-1677 and 2-29502 on June 14,
                                                                  1996; accession no. 0001010521-00-000251)
                                                                  ("PEA 55")

18.1                      Code of Ethics-John Hancock Funds, LLC  Filed as Exhibit 99(p).1 to PEA 61 and
                                                                  incorporated herein by reference

18.2                      Code of Ethics-Yeager, Woods and        Filed as Exhibit 99.(p).2 to PEA 61 and
                          Marshall, Inc.                          incorporated herein by reference

18.3                      Amended and Restated Code of Ethics     Filed as Exhibit 99.p.3 to Registrant's
                          of Pzena Investment Management, LLC     Registration Statement on Form N-1A and
                                                                  incorporated herein by reference to
                                                                  post-effective amendment no. 64 (file
                                                                  nos. 811-1677 and 2-29502 on February 28,
                                                                  2003; accession no. 0001010521-03-000101)
                                                                  ("PEA 64")

18.4                      Addendum to Amended and Restated Code   Filed as Exhibit 99.p.4 to PEA 66 and
                          of Ethics of Pzena Investment           incorporated herein by reference
                          Management, LLC

18.5                      Code of Ethics-Shay Assets Management,  Filed as Exhibit 99.p.5 to PEA 66 and
                          Inc.                                    incorporated herein by reference

ITEM 17. UNDERTAKINGS.

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this registration statement by any person or party which is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees to file, by post-effective amendment, an opinion of counsel supporting the tax consequence of the proposed reorganization within a reasonable time after receipt of such opinion.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, and Commonwealth of Massachusetts on the 21st day of December, 2004.

                               JOHN HANCOCK CAPITAL SERIES



                               By:                   *
                               --------------------------------------------

                               James A. Shepherdson
                               President and Chief Executive Officer


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



             Signature                              Title                                Date

         *                            Trustee and Chief
---------------------------           Executive Officer
James A. Shepherdson


/s/William H. King                    Vice President, Treasurer                    December 21, 2004
---------------------------           (Chief Accounting Officer)
William H. King


         *                            Trustee
---------------------------
Dennis S. Aronowitz

         *                            Trustee
---------------------------
Richard P. Chapman, Jr.

         *                            Trustee
---------------------------
William J. Cosgrove

         *                            Trustee
---------------------------
Richard A. Farrell

         *                            Trustee
---------------------------
William F. Glavin

         *                            Chairman and Trustee
---------------------------
Charles L. Ladner

         *                            Trustee
---------------------------
John A. Moore

         *                            Trustee
---------------------------
Patti McGill Peterson

         *                            Trustee
---------------------------
John W. Pratt



*  By:   /s/Susan S. Newton                                                       December 21, 2004
         ---------------------------
         Susan S. Newton, Attorney-in-Fact,
         under Powers of Attorney dated
         September 12, 2001, May 12, 2004 and June 14, 2004.

Panel A
-------
John Hancock Capital Series                                      John Hancock Strategic Series
John Hancock Declaration Trust                                   John Hancock Tax-Exempt Series Fund
John Hancock Income Securities Trust                             John Hancock World Fund
John Hancock Investors Trust                                     John Hancock Investment Trust II
John Hancock Equity Trust                                        John Hancock Investment Trust III
John Hancock Sovereign Bond Fund


Panel B
-------
John Hancock Bank and Thrift Opportunity Fund                    John Hancock Patriot Premium Dividend Fund I
John Hancock Bond Trust                                          John Hancock Patriot Premium Dividend Fund II
John Hancock California Tax-Free Income Fund                     John Hancock Patriot Select Dividend Trust
John Hancock Current Interest                                    John Hancock Series Trust
John Hancock Institutional Series Trust                          John Hancock Tax-Free Bond Trust
John Hancock Investment Trust                                    John Hancock Preferred Income Fund
John Hancock Cash Reserve, Inc.                                  John Hancock Preferred Income Fund II
John Hancock Patriot Global Dividend Fund                        John Hancock Preferred Income Fund III
John Hancock Preferred Dividend Fund                             John Hancock Tax-Advantaged Dividend Income Fund
John Hancock Premium Dividend Fund

                                POWER OF ATTORNEY
                                -----------------

         The undersigned Trustee and Officer of each of the above listed Trusts, each a Massachusetts business trust, does hereby severally constitute and appoint SUSAN S. NEWTON and AVERY P. MAHER, and each acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them, and each acting singly, to sign for me, in my name and in the capacity indicated below, any Registration Statement on Form N-1A and any Registration Statement on Form N-14 to be filed by the Trust under the Investment Company Act of 1940, as amended (the "1940 Act"), and under the Securities Act of 1933, as amended (the "1933 Act"), and any and all amendments to said Registration Statements, with respect to the offering of shares and any and all other documents and papers relating thereto, and generally to do all such things in my name and on my behalf in the capacity indicated to enable the Trust to comply with the 1940 Act and the 1933 Act, and all requirements of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to any such Registration Statements and any and all amendments thereto.

     IN WITNESS WHEREOF, I have hereunder set my hand on this Instrument as of the 12th day of May, 2004



                                                  By: /s/James A. Shepherdson
                                                      -----------------------
                                                  Name: James A. Shepherdson, as
                                                  Title: Trustee, President and
                                                  Chief Executive Officer

Panel A
John Hancock Capital Series                John Hancock Strategic Series
John Hancock Declaration Trust             John Hancock Tax-Exempt Series Fund
John Hancock Income Securities Trust       John Hancock World Fund
John Hancock Investors Trust               John Hancock Investment Trust II
John Hancock Equity Trust                  John Hancock Investment Trust III
John Hancock Sovereign Bond Fund




                                POWER OF ATTORNEY

     The undersigned Trustee of each of the above listed Trusts, each a Massachusetts business trust, does hereby severally constitute and appoint WILLIAM H. KING, AVERY P. MAHER AND SUSAN S. NEWTON, and each acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them, and each acting singly, to sign for me, in my name and in the capacity indicated below, any Registration Statement on Form N-1A and any Registration Statement on Form N-14 to be filed by the Trust under the Investment Company Act of 1940, as amended (the "1940 Act"), and under the Securities Act of 1933, as amended (the "1933 Act"), and any and all amendments to said Registration Statements, with respect to the offering of shares and any and all other documents and papers relating thereto, and generally to do all such things in my name and on my behalf in the capacity indicated to enable the Trust to comply with the 1940 Act and the 1933 Act, and all requirements of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to any such Registration Statements and any and all amendments thereto.

     IN WITNESS WHEREOF, I have hereunder set my hand on this Instrument as of the 15th day of June, 2004.





                                     /s/Charles L. Ladner
                                     Charles L. Ladner
                                     Trustee

John Hancock Capital Series                                      John Hancock Strategic Series
John Hancock Declaration Trust                                   John Hancock Tax-Exempt Series Fund
John Hancock Income Securities Trust                             John Hancock World Fund
John Hancock Investors Trust                                     John Hancock Investment Trust II
John Hancock Equity Trust                                        John Hancock Investment Trust III
John Hancock Sovereign Bond Fund


                                POWER OF ATTORNEY

         The undersigned Trustee/Officer of each of the above listed Trusts, each a Massachusetts business trust or Maryland corporation, does hereby severally constitute and appoint Susan S. Newton, WILLIAM H. KING, and AVERY P. MAHER, and each acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them, and each acting singly, to sign for me, in my name and in the capacity indicated below, any Registration Statement on Form N-1A and any Registration Statement on Form N-14 to be filed by the Trust under the Investment Company Act of 1940, as amended (the "1940 Act"), and under the Securities Act of 1933, as amended (the "1933 Act"), and any and all amendments to said Registration Statements, with respect to the offering of shares and any and all other documents and papers relating thereto, and generally to do all such things in my name and on my behalf in the capacity indicated to enable the Trust to comply with the 1940 Act and the 1933 Act, and all requirements of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to any such Registration Statements and any and all amendments thereto.

         IN WITNESS WHEREOF, I have hereunder set my hand on this Instrument as of the 12th day of September, 2001.



/s/ Maureen R. Ford                                  /s/Gail D. Fosler
-------------------                                  -----------------
Maureen R. Ford, as Chairman and Chief               Gail D. Fosler
Exective Officer

/s/John M. DeCiccio                                  /s/William F. Glavin
-------------------                                  --------------------
John M. DeCiccio, as Trustee                         William F. Glavin

/s/Dennis S. Aronowitz                               /s/John A. Moore
----------------------                               ----------------
Dennis S. Aronowitz                                  John A. Moore

/s/Richard P. Champman, Jr.                          /s/Patti McGill Peterson
---------------------------                          ------------------------
Richard P. Chapman, Jr.                              Patti McGill Peterson

/s/William J. Cosgrove                               /s/John W. Pratt
----------------------                               ----------------
William J. Cosgrove                                  John W. Pratt

/s/Richard A. Farell
--------------------
Richard A. Farrell

COMMONWEALTH OF MASSACHIUSETTS)
------------------------------
                              )ss
COUNTY OF SUFFOLK             )
-----------------

         Then personally appeared the above-named Richard A. Brown, who acknowledged the foregoing instrument to be his free act and deed, before me, this 23rd day of June, 2001.

                                 /s/Erika Nager
                                 --------------
                                 Notary Public

                                 My Commission Expires:  June 14, 2007
                                                         -------------


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                                  EXHIBIT INDEX

The following exhibits are filed as part of this Registration Statement:

Exhibit No.                Description


4 Form of Agreement and Plan of Reorganization between the John Hancock U.S. Global Leaders Growth Fund (the "Acquiring Fund") and John Hancock Large Cap Growth Fund (the "Acquired Fund") (filed as EXHIBIT A to Part A of this Registration Statement).

12 John Hancock Funds Class A, Class B, Class C and Class I Amended and restated Multiple Class Plan pursuant to Rule 18f-3. John Hancock Funds Class A, Class B, Class C, Class I and Class R Amended and restated Multiple Class Plan pursuant to Rule 18f-3.

14       Opinion as to legality of shares and consent.

15       Form of opinion as to tax matters and consent.

17 Consent of PricewaterhouseCoopers LLP regarding the audited financial statements and highlights of the John Hancock Large Cap Growth Fund and John Hancock U.S. Global Leaders Growth Fund.